                                  Exhibit 99.1

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED FEBRUARY 1, 2005

                        [FREMONT INVESTMENT & LOAN LOGO]

                           $837,778,000 (APPROXIMATE)

                         FREMONT HOME LOAN TRUST 2005-A,

                   MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                             WELLS FARGO BANK, N.A.
                                (MASTER SERVICER)

                                FEBRUARY 1, 2005

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                       COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC ("CSFB"), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that CSFB, or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB, or their affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a Series Term Sheet describing the structure, collateral pool and certain aspects of the Fremont Home Loan Trust 2005-A, Mortgage-Backed Certificates, Series 2005-A (the "Certificates"). The attached Series Term Sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a Prospectus and Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither CSFB nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

AN INVESTOR OR POTENTIAL INVESTOR IN THE CERTIFICATES (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH PERSON OR ENTITY) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION (AS DEFINED IN UNITED STATES TREASURY REGULATION SECTION 1.6011-4) AND ALL RELATED MATERIALS OF ANY KIND, INCLUDING OPINIONS OR OTHER TAX ANALYSES, THAT ARE PROVIDED TO SUCH PERSON OR ENTITY. HOWEVER, SUCH PERSON OR ENTITY MAY NOT DISCLOSE ANY OTHER INFORMATION RELATING TO THIS TRANSACTION UNLESS SUCH INFORMATION IS RELATED TO SUCH TAX TREATMENT AND TAX STRUCTURE.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                         FREMONT HOME LOAN TRUST 2005-A
                           $837,778,000 (APPROXIMATE)

                                                     Principal
                                                      Payment                                        Expected
                Principal                 WAL          Window             Interest  Legal Final       Ratings
   Class        Balance(3)    Coupon   (Call/Mat)    (Call/Mat)   C/E(4)    Type     Maturity     (Moody's/S&P)(5)
-----------  ---------------  ------  -----------  -------------  ------  --------  ------------  ----------------
1-A-1(6)(8)  $   349,760,000  (1)(2)      NOT OFFERED HEREIN      23.05%  Floating  January 2035      Aaa/AAA
  1-A-2(6)   $    87,440,000  (1)(2)  2.42 / 2.58   1 - 77 / 167  23.05%  Floating  January 2035      Aaa/AAA
  2-A-1(7)   $   199,500,000  (1)(2)  1.00 / 1.00    1 - 20 / 20  23.05%  Floating  January 2035      Aaa/AAA
  2-A-2(7)   $   269,400,000  (1)(2)  3.00 / 3.00   20 - 77 / 79  23.05%  Floating  January 2035      Aaa/AAA
  2-A-3(7)   $    34,034,000  (1)(2)  6.43 / 9.02  77 - 77 / 171  23.05%  Floating  January 2035      Aaa/AAA
     M1      $    56,200,000  (1)(2)  4.65 / 5.10  41 - 77 / 146  18.45%  Floating  January 2035      Aa1/AA+
     M2      $    56,200,000  (1)(2)  4.58 / 5.02  40 - 77 / 139  13.85%  Floating  January 2035      Aa2/AA
     M3      $    26,268,000  (1)(2)  4.55 / 4.97  39 - 77 / 130  11.70%  Floating  January 2035      Aa3/AA-
     M4      $    21,381,000  (1)(2)  4.55 / 4.94  39 - 77 / 125   9.95%  Floating  January 2035       A1/A+
     M5      $    20,159,000  (1)(2)  4.53 / 4.90  38 - 77 / 119   8.30%  Floating  January 2035       A2/A
     M6      $    18,326,000  (1)(2)  4.53 / 4.87  38 - 77 / 114   6.80%  Floating  January 2035       A3/A-
     M7      $    18,326,000  (1)(2)  4.52 / 4.82  37 - 77 / 108   5.30%  Floating  January 2035     Baa1/BBB+
     M8      $    14,661,000  (1)(2)  4.51 / 4.74  37 - 77 / 100   4.10%  Floating  January 2035     Baa2/BBB
     M9      $    15,883,000  (1)(2)  4.51 / 4.64   37 - 77 / 92   2.80%  Floating  January 2035     Baa3/BBB-
   M10(8)    $    12,217,000  (1)(2)      NOT OFFERED HEREIN       1.80%  Floating  January 2035      Ba1/BB+
             ---------------  -----   -----------  -------------  -----   --------  ------------  ----------------
  TOTALS     $ 1,199,755,000

      (1) 1 Month LIBOR plus the related margin, subject to a cap as described herein.

      (2) The margins on the Senior Certificates (defined herein) will increase 2x and the margins on the Subordinate Certificates will increase 1.5x the related initial margin after the Optional Termination Date.

      (3) The principal balance of each class of Certificates is subject to a 10% variance.

      (4) Credit Enhancement ("C/E") includes upfront overcollateralization.

      (5) Rating Agency Contacts: Todd Swanson, Moody's Ratings (212) 553-3847 and George Kimmel, Standard and Poor's (212) 438-1575.

      (6) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Group 1 Senior Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

      (7) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (the "Group 2 Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

      (8) The Class 1-A-1 and Class M10 Certificates are not offered herein.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

SUMMARY OF TERMS

Issuer:                        Fremont Home Loan Trust 2005-A

Depositor:                     Fremont Mortgage Securities Corporation

Trustee:                       HSBC Bank USA, National Association

Master Servicer and Trust      Wells Fargo Bank, N.A.
Administrator:

Servicer:                      Fremont Investment & Loan

Lead Underwriter:              Credit Suisse First Boston LLC

Co-Managers:                   Goldman, Sachs & Co., Lehman Brothers and RBS
                               Greenwich Capital

Distribution Date:             25th day of each month, or if the 25th day is not
                               a Business Day, the next succeeding Business Day.
                               The first Distribution Date is March 25, 2005.

Statistical Calculation Date:  January 1, 2005

Cut-off Date:                  February 1, 2005

Pricing Date:                  Week of January 31, 2005

Closing Date:                  On or about February 22, 2005

Delay Days:                    0 day delay with respect to each class of Offered
                               Certificates

Day Count:                     Actual/360 on the Offered Certificates

Collection Period:             2nd day of prior month through 1st day of month
                               of the related Distribution Date

Senior Certificates:           Together, the Class 1-A-1 and Class 1-A-2
                               Certificates ( the "Group 1 Senior Certificates") and the Class 2-A-1, Class 2-A-2 and Class 2- A-3
                               Certificates (the "Group 2 Senior Certificates") are referred to herein as the "Senior
                               Certificates."

Subordinate Certificates:      Together, the Class M1, Class M2, Class M3, Class
                               M4, Class M5, Class M6, Class M7, Class M8, Class
                               M9 and Class M10 Certificates are referred to herein as the "Subordinate Certificates."

Offered Certificates:          Together, the Class 1-A-2, Class 2-A-1, Class
                               2-A-2, Class 2-A-3, Class M1, Class M2, Class M3,
                               Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates are referred to herein as the "Offered Certificates."

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

SUMMARY OF TERMS (CONTINUED)

Non-Offered Certificates:  The Class 1-A-1, Class M10, Class C, Class P and
                           Class R Certificates.

Certificates:              Together, the Senior Certificates and the Subordinate
                           Certificates are referred to herein as the "Certificates."

Prepayment Period:         The period from and including the 16th day of the
                           month preceding the month in which such Distribution
                           Date occurs to and including the 15th day of the month in which that Distribution Date occurs.

Servicing Fee:             The servicing fee is equal to a per annum rate of
                           0.50% of the mortgage loan principal balance payable monthly.

Master Servicing Fee:      The master servicing fee is equal to a per annum rate
                           of 0.01% of the mortgage loan principal balance payable monthly.

Clearing/Registration:     Book-entry through DTC, Euroclear, and Clearstream.

Denomination:              $25,000 minimum and increments $1 in excess thereof
                           for the Senior Certificates and the Subordinate
                           Certificates (other than the Class M10 Certificates).

Optional Termination:      The transaction may be called by the majority holders
                           of the Class C Certificates, on any Distribution
                           Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage Loans (the "Optional Termination
                           Date"). If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding
                           Distribution Date, the margins on the Senior
                           Certificates will increase to 2x their initial margins and the margins on the Subordinate
                           Certificates will increase to 1.5x their initial margins.

SMMEAE Eligibility:        [The Group 1 Senior Certificates are expected to be
                           SMMEA eligible.] The other classes of Certificates are not expected to be SMMEA eligible.

ERISA Eligibility:         The Senior Certificates and the Subordinate
                           Certificates (other than the Class M10 Certificates) are expected to be ERISA eligible.

Tax Status:                It is anticipated that the Senior Certificates and
                           the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Pricing Prepayment Speed:  Fixed Rate Mortgage Loans: 115% PPC;  100% of the
                           Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month and increasing approximately 1.45% (16%/11) CPR for each of the next 11 months to 20% CPR in month 12 and thereafter.

                           Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

Mortgage Loans:            The pool is comprised of closed-end, fixed-rate and
                           adjustable-rate, first and second lien mortgage loans. As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans totaled approximately $1,221,746,634 (the "Mortgage
                           Loans"), of which: (i) approximately $568,122,651 were conforming balance mortgage loans allocated to Group 1 (the "Group 1 Mortgage Loans") and (ii) approximately $653,623,984 were either conforming or non-conforming balance mortgage loans allocated to Group 2 (the "Group 2 Mortgage Loans").

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

INTEREST PAYMENT PRIORITY

The "Formula Rate" for the Senior and Subordinate Certificates will be equal to the lesser of (i) the Base Rate for each such class and (ii) the applicable Maximum Cap Rate. Interest on the Certificates will be calculated on an actual / 360 basis.

The "Base Rate" for the Senior and Subordinate Certificates is 1 Month LIBOR plus the related margin.

The "Accrual Period" for the Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (in the case of the first Accrual Period, beginning on the Closing Date) and ending on the day immediately preceding the related Distribution Date.

INTEREST RECEIVED OR ADVANCED ON EACH DISTRIBUTION DATE WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

      A. Interest received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator related to the Group 1 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;

            (ii) Concurrently, to the Group 1 Senior Certificates, related Current Interest and Unpaid Interest Amount; and

            (iii) The remaining amount pursuant to clause C below.

      B. Interest received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

            (i) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator related to the Group 2 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;

            (ii) Concurrently, to the Group 2 Senior Certificates, related Current Interest and Unpaid Interest Amount; and

            (iii) The remaining amount pursuant to clause C below.

      C. Remaining interest received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans

            (i) Concurrently, to the Senior Certificates, the related Current Interest and Unpaid Interest Amount to the extent not paid pursuant to clauses A and B above on the applicable Distribution Date, allocated among each class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each class in the absence of such shortfall; and

            (ii) Sequentially, to each class of Subordinate Certificates in alphanumeric order, related Current Interest and Unpaid Interest Amount.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

On any Distribution Date, interest remaining after distributions made pursuant to clauses A, B and C above plus any overcollateralization release amount for such Distribution Date ("Excess Cashflow") will be distributed as follows:

(1) To the Certificates as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain credit enhancement for each such class of certificates;

(2) To the Subordinate Certificates, any Applied Realized Loss Amount allocable to any such class of Certificates;

(3) To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(4) To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(5) To pay any required remaining amounts to the holder of the Class C Certificate. (1)

      (1) Any amounts received from the Interest Rate Cap Agreement will be allocated in steps (3), (4) and (5), in that order of priority.

UNPAID INTEREST AMOUNT

"Unpaid Interest Amount" for each class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable interest rate.

"Current Interest" for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the lower of (a) the Formula Rate and (b) the Net WAC Rate during the related Accrual Period on the class principal amount of that class.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

NET WAC CAP

The "Net WAC Rate" will be equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.

The "Maximum Cap Rate" on each class of Certificates will be the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.

The "Adjusted Net Mortgage Rate" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan minus the sum of (i) the Master Servicing Fee Rate and (ii) the Servicing Fee Rate.

The "Adjusted Net Maximum Mortgage Rate" for any Mortgage Loan will be equal to the applicable maximum mortgage rate for such Mortgage Loan (or the mortgage rate in the case of the fixed-rate mortgage loans) minus the sum of (i) the Master Servicing Fee Rate and (ii) the Servicing Fee Rate.

BASIS RISK SHORTFALL

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a class, as calculated without regard to the applicable Net WAC Rate, exceeds (b) the amount actually paid based on the applicable Net WAC Rate (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

INTEREST RATE CAP AGREEMENT

The Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event 1 Month LIBOR rises above the strike rate. The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement notional balance for that Distribution Date, (b) the excess, if any, of (i) 1 Month LIBOR for the applicable determination date, subject to a maximum of 10% over (ii) the applicable strike rate and (c) the actual number of days in the related Accrual Period divided by 360.

                 NOTIONAL     APPROX. STRIKE
PERIOD           BALANCE ($)      RATE (%)
------         -------------  --------------
   1                N/A             N/A
   2           1,191,730,431       6.46
   3           1,182,238,383       6.55
   4           1,171,291,398       6.46
   5           1,158,907,199       6.55
   6           1,145,108,911       6.46
   7           1,129,925,057       6.46
   8           1,113,389,519       6.55
   9           1,095,541,471       6.46
  10           1,076,425,274       6.55
  11           1,056,090,339       6.46
  12           1,034,857,325       6.46
  13           1,012,771,642       6.80
  14             989,882,283       6.46
  15             966,241,630       6.55
  16             941,905,212       6.46
  17             916,931,463       6.55
  18             891,381,446       6.46
  19             865,318,557       6.46
  20             838,808,218       6.55
  21             811,917,550       6.46
  22             784,715,030       6.55
  23             757,272,267       8.73
  24             730,867,967       8.72
  25             705,371,548       9.58
  26             680,751,469       8.72
  27             656,977,292       8.96
  28             634,019,644       8.71
  29             611,850,178      10.00
  30             590,449,661       9.82
  31             569,783,026       9.81
  32             549,824,824      10.00
  33             530,550,496       9.80
Thereafter           0

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRINCIPAL PAYMENT PRIORITY

1) ON EACH DISTRIBUTION DATE (a) PRIOR TO THE STEPDOWN DATE OR (b) IF A TRIGGER EVENT IS IN EFFECT:

      IA. Whenever a Group 1 Sequential Trigger Event is in effect, principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) First, sequentially to the Class 1-A-1 and to the Class 1-A-2 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Priority II(i) below.

      IB. Whenever a Group 1 Sequential Trigger Event is not in effect, principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) First, pro rata to the Group 1 Senior Certificates, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Priority II(i) below.

      II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

            (i) First, sequentially to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates, pursuant to the respective Principal Payment Priority for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group 1 Sequential Trigger Event is in effect or (b) Principal Payment Priority IB if a Group 1 Sequential Trigger Event is not in effect.

      III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

            When the principal balance of the Senior Certificates has been reduced to zero, principal from the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, in each case until the related class' certificate principal balance is reduced to zero.

The "Stepdown Date" is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage or (ii) the 37th Distribution Date.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

2) ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS A GROUP 1 SEQUENTIAL TRIGGER EVENT OR TRIGGER EVENT IS NOT IN EFFECT:

      I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) First, pro rata to the Group 1 Senior Certificates, until the Target Senior Enhancement Percentage for each such class has been reached; and

            (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Rule II(i) below.

      II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

            (i) First, to the Group 2 Senior Certificates, until the Targeted Senior Enhancement Percentage for each such class has been reached; and

            (ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates pursuant to Principal Payment Rule I(i) above.

      III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

            Once the Targeted Senior Enhancement Percentage has been reached with respect to all the Senior Certificates, principal with respect to the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate mortgage loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

TRIGGER EVENT

A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [34.70]% of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

     Distribution Date       Loss Percentage
---------------------------  ---------------
March 2008 to February 2009     [3.50%]

March 2009 to February 2010     [5.25%]

March 2010 to February 2011     [6.75%]

March 2011 and thereafter       [7.30%]

A "Group 1 Sequential Trigger Event" is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds [3.50%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the mortgage loans (including all foreclosures and REO Properties) as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by
(y) the pool balance as of the Cut-off Date.

CREDIT ENHANCEMENT

SUBORDINATION

The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Class M Certificates will be senior to all other classes of Class M Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

OVERCOLLATERALIZATION

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the "Overcollateralization" or "OC"). Excess interest will be used to maintain the OC Target.

The "OC Target" with respect to any Distribution Date prior to the Stepdown Date is equal to 1.80% of the aggregate mortgage loan balance as of the Cut-off Date. On or after the Stepdown Date, the OC Target is equal to 3.60% of the current aggregate mortgage loan balance, subject to a floor equal to 0.50% of the aggregate mortgage loan balance as of the Cut-off Date. If a Trigger Event has occurred on the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal amount of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate mortgage loan balance, after giving effect to distributions on that Distribution Date.

The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

 INITIAL ENHANCEMENT  *   ON OR AFTER STEPDOWN DATE **
   CLASS      PERCENTAGE     CLASS          PERCENTAGE
------------  ----------  ------------      ----------
Senior                    Senior
Certificates    23.05%    Certificates       46.10%
Class M1        18.45%    Class M1           36.90%
Class M2        13.85%    Class M2           27.70%
Class M3        11.70%    Class M3           23.40%
Class M4         9.95%    Class M4           19.90%
Class M5         8.30%    Class M5           16.60%
Class M6         6.80%    Class M6           13.60%
Class M7         5.30%    Class M7           10.60%
Class M8         4.10%    Class M8            8.20%
Class M9         2.80%    Class M9            5.60%
Class M10        1.80%    Class M10           3.60%

* Approximate

** Targeted

LOSSES

Losses are allocated in the following order: excess spread, overcollateralization, and to the Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates, in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO 10% CALL

PREPAYMENT ASSUMPTION (1) (2)      0%         50%         75%        100%       125%        150%
-----------------------------  ----------  ----------  ---------  ----------  ---------  ----------
Class 1-A-2
Average Life (yrs)                  19.35        4.46       3.15        2.42       1.89        1.51
Modified Duration                   14.25        4.02       2.93        2.30       1.81        1.47
First Principal Payment         3/25/2005   3/25/2005  3/25/2005   3/25/2005  3/25/2005   3/25/2005
Last Principal Payment         12/25/2033  10/25/2017  9/25/2013   7/25/2011  3/25/2010   1/25/2008
Principal Window (mos)                346         152        103          77         61          35

Class 2-A-1
Average Life (yrs)                  11.64        1.54       1.20        1.00       0.87        0.77
Modified Duration                    9.68        1.50       1.17        0.98       0.85        0.76
First Principal Payment         3/25/2005   3/25/2005  3/25/2005   3/25/2005  3/25/2005   3/25/2005
Last Principal Payment          8/25/2023  10/25/2007  2/25/2007  10/25/2006  7/25/2006   5/25/2006
Principal Window (mos)                222          32         24          20         17          15

Class 2-A-2
Average Life (yrs)                  23.73        5.65       3.95        3.00       2.26        1.90
Modified Duration                   17.08        5.12       3.69        2.85       2.18        1.85
First Principal Payment         8/25/2023  10/25/2007  2/25/2007  10/25/2006  7/25/2006   5/25/2006
Last Principal Payment         12/25/2033  10/25/2017  9/25/2013   7/25/2011  3/25/2010  10/25/2007
Principal Window (mos)                125         121         80          58         45          18

Class 2-A-3
Average Life (yrs)                  28.84       12.68       8.59        6.43       5.09        2.80
Modified Duration                   19.22       10.52       7.56        5.83       4.71        2.68
First Principal Payment        12/25/2033  10/25/2017  9/25/2013   7/25/2011  3/25/2010  10/25/2007
Last Principal Payment         12/25/2033  10/25/2017  9/25/2013   7/25/2011  3/25/2010   1/25/2008
Principal Window (mos)                  1           1          1           1          1           4

      (1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

      (2)   Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO MATURITY

PREPAYMENT ASSUMPTION (1) (2)          0%            50%            75%            100%            125%           150%
-----------------------------     ----------     ----------     ----------      ----------      ----------     ----------
Class 1-A-2
Average Life (yrs)                     19.39           4.74           3.36            2.58            2.00           1.51
Modified Duration                      14.26           4.20           3.09            2.42            1.91           1.47
First Principal Payment            3/25/2005      3/25/2005      3/25/2005       3/25/2005       3/25/2005      3/25/2005
Last Principal Payment            12/25/2034      1/25/2030      7/25/2023       1/25/2019      12/25/2015      1/25/2008
Principal Window (mos)                   358            299            221             167             130             35

Class 2-A-1
Average Life (yrs)                     11.64           1.54           1.20            1.00            0.87           0.77
Modified Duration                       9.68           1.50           1.17            0.98            0.85           0.76
First Principal Payment            3/25/2005      3/25/2005      3/25/2005       3/25/2005       3/25/2005      3/25/2005
Last Principal Payment             8/25/2023     10/25/2007      2/25/2007      10/25/2006       7/25/2006      5/25/2006
Principal Window (mos)                   222             32             24              20              17             15

Class 2-A-2
Average Life (yrs)                     23.73           5.65           3.95            3.00            2.26           1.90
Modified Duration                      17.08           5.12           3.69            2.85            2.18           1.85
First Principal Payment            8/25/2023     10/25/2007      2/25/2007      10/25/2006       7/25/2006      5/25/2006
Last Principal Payment            12/25/2033      2/25/2018     12/25/2013       9/25/2011       4/25/2010     10/25/2007
Principal Window (mos)                   125            125             83              60              46             18

Class 2-A-3
Average Life (yrs)                     29.37          17.37          12.09            9.02            7.10           2.80
Modified Duration                      19.44          13.39          10.03            7.84            6.35           2.68
First Principal Payment           12/25/2033      2/25/2018     12/25/2013       9/25/2011       4/25/2010     10/25/2007
Last Principal Payment            12/25/2034      6/25/2030     12/25/2023       5/25/2019       4/25/2016      1/25/2008
Principal Window (mos)                    13            149            121              93              73              4

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

(2)  Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO 10% CALL

PREPAYMENT ASSUMPTION (1) (2)         0%            50%            75%             100%            125%           150%
-----------------------------      ----------    ----------      ---------      ----------       ---------     ----------
Class M1
Average Life (yrs)                      26.75          8.53           5.84            4.65            4.51           4.10
Modified Duration                       18.08          7.38           5.29            4.30            4.20           3.84
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       7/25/2008       2/25/2009      1/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              37              14             16

Class M2
Average Life (yrs)                      26.75          8.53           5.84            4.58            4.17           4.12
Modified Duration                       18.01          7.37           5.28            4.24            3.90           3.86
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       6/25/2008       9/25/2008     12/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              38              19              5

Class M3
Average Life (yrs)                      26.75          8.53           5.84            4.55            4.03           3.85
Modified Duration                       17.97          7.36           5.28            4.21            3.77           3.62
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       5/25/2008       8/25/2008      9/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              39              20              8

Class M4
Average Life (yrs)                      26.75          8.53           5.84            4.55            3.97           3.71
Modified Duration                       17.54          7.29           5.24            4.18            3.70           3.48
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       5/25/2008       7/25/2008      8/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              39              21              9

Class M5
Average Life (yrs)                      26.75          8.53           5.84            4.53            3.92           3.62
Modified Duration                       17.48          7.28           5.24            4.16            3.66           3.39
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       4/25/2008       6/25/2008      6/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              40              22             11

Class M6
Average Life (yrs)                      26.75          8.53           5.84            4.53            3.89           3.55
Modified Duration                       17.39          7.27           5.23            4.16            3.62           3.33
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       4/25/2008       5/25/2008      5/25/2008
Last Principal Payment             12/25/2033    10/25/2017      9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                     70           100             67              40              23             12

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

(2)  Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO 10% CALL

PREPAYMENT ASSUMPTION (1) (2)            0%           50%           75%            100%             125%          150%
-----------------------------        ----------    ----------    ---------       ---------       ---------      ---------
Class M7
Average Life (yrs)                        26.75          8.53         5.84            4.52            3.87           3.49
Modified Duration                         16.53          7.11         5.15            4.10            3.57           3.25
First Principal Payment               3/25/2028     7/25/2009    3/25/2008       3/25/2008       4/25/2008      4/25/2008
Last Principal Payment               12/25/2033    10/25/2017    9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                       70           100           67              41              24             13

Class M8
Average Life (yrs)                        26.75          8.53         5.84            4.51            3.84           3.46
Modified Duration                         16.34          7.08         5.13            4.08            3.53           3.21
First Principal Payment               3/25/2028     7/25/2009    3/25/2008       3/25/2008       4/25/2008      3/25/2008
Last Principal Payment               12/25/2033    10/25/2017    9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                       70           100           67              41              24             14

Class M9
Average Life (yrs)                        26.75          8.53         5.84            4.51            3.83           3.41
Modified Duration                         14.92          6.81         4.99            3.99            3.46           3.12
First Principal Payment               3/25/2028     7/25/2009    3/25/2008       3/25/2008       3/25/2008      3/25/2008
Last Principal Payment               12/25/2033    10/25/2017    9/25/2013       7/25/2011       3/25/2010      4/25/2009
Principal Window (mos)                       70           100           67              41              25             14

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

(2)  Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO MATURITY

PREPAYMENT ASSUMPTION (1) (2)             0%           50%            75%           100%           125%           150%
-----------------------------         ----------    ----------     ---------     ----------     ----------     ----------
Class M1
Average Life (yrs)                         26.86          9.36          6.45           5.10           4.86           5.95
Modified Duration                          18.12          7.89          5.72           4.66           4.48           5.39
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      7/25/2008      2/25/2009      1/25/2008
Last Principal Payment                11/25/2034    10/25/2027     5/25/2021      4/25/2017      8/25/2014      2/25/2014
Principal Window (mos)                        81           220           159            106             67             74

Class M2
Average Life (yrs)                         26.86          9.33          6.43           5.02           4.50           4.50
Modified Duration                          18.05          7.87          5.70           4.58           4.17           4.18
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      6/25/2008      9/25/2008     12/25/2008
Last Principal Payment                11/25/2034    12/25/2026     8/25/2020      9/25/2016      3/25/2014      6/25/2012
Principal Window (mos)                        81           210           150            100             67             43

Class M3
Average Life (yrs)                         26.85          9.30          6.40           4.97           4.34           4.09
Modified Duration                          18.01          7.84          5.68           4.53           4.03           3.83
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      5/25/2008      8/25/2008      9/25/2008
Last Principal Payment                10/25/2034    10/25/2025     8/25/2019     12/25/2015      8/25/2013     12/25/2011
Principal Window (mos)                        80           196           138             92             61             40

Class M4
Average Life (yrs)                         26.85          9.27          6.38           4.94           4.27           3.94
Modified Duration                          17.58          7.74          5.62           4.49           3.94           3.68
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      5/25/2008      7/25/2008      8/25/2008
Last Principal Payment                10/25/2034     1/25/2025     1/25/2019      7/25/2015      3/25/2013      9/25/2011
Principal Window (mos)                        80           187           131             87             57             38

Class M5
Average Life (yrs)                         26.85          9.23          6.35           4.90           4.21           3.84
Modified Duration                          17.51          7.71          5.59           4.45           3.89           3.58
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      4/25/2008      6/25/2008      6/25/2008
Last Principal Payment                 9/25/2034     5/25/2024     6/25/2018      1/25/2015     11/25/2012      6/25/2011
Principal Window (mos)                        79           179           124             82             54             37

Class M6
Average Life (yrs)                         26.85          9.18          6.31           4.87           4.15           3.75
Modified Duration                          17.43          7.66          5.56           4.42           3.84           3.50
First Principal Payment                3/25/2028     7/25/2009     3/25/2008      4/25/2008      5/25/2008      5/25/2008
Last Principal Payment                 9/25/2034     7/25/2023    11/25/2017      8/25/2014      7/25/2012      2/25/2011
Principal Window (mos)                        79           169           117             77             51             34

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6. under "Pricing Prepayment Speed."

(2)  Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

SENSITIVITY TABLES - TO MATURITY

PREPAYMENT ASSUMPTION (1) (2)           0%           50%            75%            100%             125%          150%
-----------------------------       ---------     ---------      ---------      ----------       ---------     ----------
Class M7
Average Life (yrs)                      26.84          9.10           6.25            4.82            4.10           3.67
Modified Duration                       16.56          7.45           5.43            4.33            3.75           3.40
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       3/25/2008       4/25/2008      4/25/2008
Last Principal Payment              8/25/2034     8/25/2022      3/25/2017       2/25/2014       2/25/2012     10/25/2010
Principal Window (mos)                     78           158            109              72              47             31

Class M8
Average Life (yrs)                      26.83          8.99           6.17            4.74            4.02           3.60
Modified Duration                       16.37          7.35           5.36            4.26            3.68           3.33
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       3/25/2008       4/25/2008      3/25/2008
Last Principal Payment              7/25/2034     6/25/2021      4/25/2016       6/25/2013       8/25/2011      6/25/2010
Principal Window (mos)                     77           144             98              64              41             28

Class M9
Average Life (yrs)                      26.80          8.79           6.03            4.64            3.94           3.49
Modified Duration                       14.93          6.95           5.11            4.09            3.54           3.18
First Principal Payment             3/25/2028     7/25/2009      3/25/2008       3/25/2008       3/25/2008      3/25/2008
Last Principal Payment              5/25/2034     3/25/2020      6/25/2015      10/25/2012       2/25/2011      1/25/2010
Principal Window (mos)                     75           129             88              56              36             23

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Principal Prepayment Speed."

(2)  Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       20

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

AVAILABLE FUNDS CAP  (1) (2) (3)

PERIOD                 RATE (%)                      PERIOD                RATE (%)
------                 --------                      ------                --------
  1                       NA                           40                    10.98
  2                      6.34                          41                    12.15
  3                      6.55                          42                    11.75
  4                      6.34                          43                    11.74
  5                      6.55                          44                    12.12
  6                      6.34                          45                    11.71
  7                      6.34                          46                    12.10
  8                      6.55                          47                    11.74
  9                      6.34                          48                    11.72
 10                      6.55                          49                    12.97
 11                      6.34                          50                    11.70
 12                      6.34                          51                    12.08
 13                      7.02                          52                    11.67
 14                      6.34                          53                    12.08
 15                      6.55                          54                    11.68
 16                      6.34                          55                    11.66
 17                      6.55                          56                    12.04
 18                      6.34                          57                    11.64
 19                      6.34                          58                    12.01
 20                      6.55                          59                    11.64
 21                      6.34                          60                    11.63
 22                      6.55                          61                    12.86
 23                      8.69                          62                    11.60
 24                      8.68                          63                    11.97
 25                      9.61                          64                    11.57
 26                      8.67                          65                    11.96
 27                      8.96                          66                    11.56
 28                      8.67                          67                    11.55
 29                     10.15                          68                    11.92
 30                      9.81                          69                    11.52
 31                      9.81                          70                    11.88
 32                     10.13                          71                    11.50
 33                      9.80                          72                    11.49
 34                     10.12                          73                    12.70
 35                     11.02                          74                    11.46
 36                     11.01                          75                    11.82
 37                     11.76                          76                    11.42
 38                     10.99                          77                     11.8
 39                     11.35

(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2)  Assumes a closing date of February 22, 2005.

(3)  Assumes a distribution date on the 25th of each month.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

EFFECTIVE NET FUNDS CAP (1) (2) (3)

PERIOD                  RATE (%)                     PERIOD                 RATE (%)
------                  --------                     ------                 --------
  1                       NA                           40                    10.98
  2                      10.00                         41                    12.15
  3                      10.00                         42                    11.75
  4                      10.00                         43                    11.74
  5                      10.00                         44                    12.12
  6                      10.00                         45                    11.71
  7                      10.00                         46                    12.10
  8                      10.00                         47                    11.74
  9                      10.00                         48                    11.72
 10                      10.00                         49                    12.97
 11                      10.00                         50                    11.70
 12                      10.00                         51                    12.08
 13                      10.00                         52                    11.67
 14                      10.00                         53                    12.08
 15                      10.00                         54                    11.68
 16                      10.00                         55                    11.66
 17                      10.00                         56                    12.04
 18                      10.00                         57                    11.64
 19                      10.00                         58                    12.01
 20                      10.00                         59                    11.64
 21                      10.00                         60                    11.63
 22                      10.00                         61                    12.86
 23                      10.00                         62                    11.60
 24                      10.00                         63                    11.97
 25                      10.00                         64                    11.57
 26                      10.00                         65                    11.96
 27                      10.00                         66                    11.56
 28                      10.00                         67                    11.55
 29                      10.15                         68                    11.92
 30                      10.00                         69                    11.52
 31                      10.00                         70                    11.88
 32                      10.13                         71                    11.50
 33                      10.00                         72                    11.49
 34                      10.12                         73                    12.70
 35                      11.02                         74                    11.46
 36                      11.01                         75                    11.82
 37                      11.76                         76                    11.42
 38                      10.99                         77                    11.80
 39                      11.35

(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2)  Assumes a closing date of February 22, 2005.

(3)  Assumes a distribution date on the 25th of each month.

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       22

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

AVAILABLE EXCESS SPREAD (1) (2)

            SPOT EXCESS  FWD EXCESS               SPOT EXCESS   FWD EXCESS
             SPREAD(3)    SPREAD(4)               SPREAD(3)     SPREAD(4)
PERIOD         (%)          (%)      PERIOD          (%)           (%)
------      -----------  ----------  ------       -----------   ----------
  1            3.51         3.51        40             5.77         5.10
  2            3.51         3.30        41             5.89         5.47
  3            3.60         3.57        42             5.79         5.16
  4            3.50         3.21        43             5.78         5.40
  5            3.60         3.22        44             5.88         5.03
  6            3.50         2.93        45             5.78         5.14
  7            3.50         3.10        46             5.88         5.38
  8            3.60         2.57        47             5.77         5.18
  9            3.49         2.52        48             5.76         5.28
 10            3.59         2.92        49             6.06         5.73
 11            3.49         2.50        50             5.75         4.78
 12            3.49         2.63        51             5.85         5.39
 13            3.78         2.87        52             5.74         5.03
 14            3.48         2.02        53             5.84         5.36
 15            3.57         2.51        54             5.73         5.04
 16            3.47         2.19        55             5.72         5.29
 17            3.57         2.40        56             5.82         4.93
 18            3.46         2.12        57             5.71         4.99
 19            3.46         2.32        58             5.81         5.27
 20            3.55         2.00        59             5.73         5.06
 21            3.45         2.06        60             5.73         5.06
 22            3.55         2.30        61             6.03         5.74
 23            5.69         4.44        62             5.72         4.66
 24            5.68         4.53        63             5.81         5.28
 25            5.98         4.94        64             5.70         4.91
 26            5.67         4.06        65             5.80         5.26
 27            5.76         4.61        66             5.69         4.94
 28            5.65         4.28        67             5.69         5.18
 29            5.85         5.38        68             5.78         4.82
 30            5.74         5.09        69             5.68         4.89
 31            5.73         5.31        70             5.78         5.19
 32            5.82         4.96        71             5.68         4.95
 33            5.71         5.02        72             5.68         4.96
 34            5.81         5.27        73             5.98         5.67
 35            5.79         5.24        74             5.68         4.57
 36            5.78         5.34        75             5.78         5.22
 37            5.97         5.62        76             5.68         4.87
 38            5.76         4.85        77             5.78         5.19
 39            5.87         5.41

(1)  Assumes 100% of the Pricing Prepayment Speed, as defined on page 6.

(2)  Assumes a closing date of February 22, 2005.

(3) Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective spot rates.

(4) Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective forward curves.

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       23

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer.If you did not recieve such a disclaimer, please contact Credit Suisse First Boston LLC.

BREAKEVEN CDR TABLE*

     * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the mortgage loans that can be sustained without the referenced class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 0-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

CLASS             CDR BREAK       CUMULATIVE LOSS
-----             ---------       ---------------
  M1                31.8              23.69%
  M2                24.3              20.09%
  M3                21.2              18.35%
  M4                19.0              17.02%
  M5                16.9              15.65%
  M6                15.2              14.47%
  M7                13.5              13.23%
  M8                12.2              12.22%
  M9                10.8              11.09%

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

              DESCRIPTION OF THE AGGREGATE MORTGAGE LOANS AS OF THE
                          STATISTICAL CALCULATION DATE

COLLATERAL SUMMARY (AGGREGATE)

TOTAL NUMBER OF LOANS                           5,957
TOTAL OUTSTANDING LOAN BALANCE         $1,221,746,634
AVERAGE LOAN BALANCE                   $      205,094
FIXED RATE                                      14.18%
ADJUSTABLE RATE                                 85.82%
WEIGHTED AVERAGE COUPON                         7.063%
WEIGHTED AVERAGE MARGIN                         6.925%
WEIGHTED AVERAGE INITIAL PERIODIC CAP           3.000%
WEIGHTED AVERAGE PERIODIC CAP                   1.500%
WEIGHTED AVERAGE MAXIMUM RATE                  13.984%
WEIGHTED AVERAGE FLOOR                          6.983%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)              359
WEIGHTED AVERAGE REMAINING TERM (MO.)             357
WEIGHTED AVERAGE LTV*                           81.14%
WEIGHTED AVERAGE FICO                             617


PRODUCT TYPE

 2/28 6 Month LIBOR                             63.61%
 2/28 6 Month LIBOR IO                          17.54%
 3/27 6 Month LIBOR                              1.76%
 3/27 6 Month LIBOR IO                           1.62%
 5/25 6 Month LIBOR                              1.29%
 Fixed Rate                                     14.18%

PREPAYMENT PENALTY (YEARS)
 None                                           16.98%
 0.001 - 1.000                                  14.37%
 1.001 - 2.000                                  58.92%
 2.001 - 2.500                                   0.03%
 2.501 - 3.000                                   9.71%

 GEOGRAPHIC DISTRIBUTION
 (Other States account individually
  for less than 5.00%)

 California                                     32.39%
 New York                                       11.80%
 Florida                                         8.01%
 New Jersey                                      7.93%

 OCCUPANCY STATUS
 Primary Home                                   93.06%
 Non-Owner                                       5.61%
 Second Home                                     1.33%

 LOAN PURPOSE

 Purchase                                       40.96%
 Cash Out Refinance                             44.32%
 Debt Consolidation                             11.61%
 Home Improvement                                2.16%
 Rate/Term Refinance                             0.95%

 LIEN POSITION
 First Lien                                     97.39%
 Second Lien                                     2.61%

*The loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled balance of a mortgage loan plus any senior lien balances and the fair market of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                      Percent of
Range of Original       Number of     Aggregate       Aggregate   Weighted  Weighted  Weighted  Weighted
Mortgage Loan           Mortgage      Principal       Principal    Average  Average   Average   Average
Principal Balances ($)   Loans         Balance         Balance     Coupon     LTV*      FICO      DTI
----------------------  --------   ----------------   ----------  --------  --------  --------  --------
1 - 50,000                 515     $   12,398,951.56     1.01%     10.509%   96.33%     627      40.60%
50,001 - 75,000            327         20,551,393.75     1.68       9.267    87.08      612      40.39
75,001 - 100,000           453         40,089,126.57     3.28       8.119    82.77      609      38.80
100,001 - 125,000          623         69,667,030.91     5.70       7.690    82.57      604      41.07
125,001 - 150,000          546         74,848,676.61     6.13       7.509    79.73      601      40.76
150,001 - 175,000          514         82,935,927.20     6.79       7.215    80.23      605      40.89
175,001 - 200,000          469         88,062,296.19     7.21       7.157    78.48      601      41.89
200,001 - 225,000          367         78,249,507.75     6.40       7.073    79.49      606      42.46
225,001 - 250,000          332         79,118,541.80     6.48       7.008    78.99      610      42.33
250,001 - 275,000          280         73,306,884.34     6.00       7.010    79.97      610      43.38
275,001 - 300,000          262         75,575,334.07     6.19       6.905    79.28      616      43.52
300,001 - 350,000          408        131,971,069.01    10.80       6.767    80.70      627      42.87
350,001 - 400,000          286        107,069,582.01     8.76       6.703    81.13      623      43.09
400,001 - 450,000          223         94,539,062.82     7.74       6.633    82.75      634      43.50
450,001 - 500,000          167         80,115,095.71     6.56       6.744    82.20      623      42.25
500,001 - 600,000          112         61,024,225.86     4.99       6.451    82.65      636      41.58
600,001 - 700,000           42         27,323,381.98     2.24       6.501    84.89      643      41.40
700,001 - 800,000           16         11,892,246.98     0.97       7.025    87.12      663      34.33
800,001 - 900,000           12         10,128,943.26     0.83       6.175    84.04      657      41.70
900,001 - 1,000,000          3          2,879,356.10     0.24       5.917    78.06      646      39.40
                         -----     -----------------   ------      ------    -----      ---      -----
TOTAL:                   5,957     $1,221,746,634.48   100.00%      7.063%   81.14%     617      42.07%
                         =====     =================   ======      ======    =====      ===      =====

                  OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                                      Percent of
Range of Outstanding    Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Mortgage Loan           Mortgage       Principal      Principal    Average  Average   Average   Average
Principal Balances ($)    Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
----------------------  ---------  -----------------  ----------  --------  --------  --------  --------
1 - 50,000                 516     $   12,410,800.75      1.02%    10.506%   96.31%     627      40.61%
50,001 - 75,000            329         20,700,094.47      1.69      9.258    87.08      612      40.40
75,001 - 100,000           453         40,140,354.86      3.29      8.116    82.76      609      38.73
100,001 - 125,000          628         70,341,285.74      5.76      7.695    82.61      603      41.16
125,001 - 150,000          541         74,273,839.10      6.08      7.501    79.72      601      40.62
150,001 - 175,000          512         82,799,471.07      6.78      7.215    80.19      606      40.96
175,001 - 200,000          471         88,484,822.58      7.24      7.168    78.38      600      41.89
200,001 - 225,000          365         77,877,146.41      6.37      7.061    79.62      606      42.44
225,001 - 250,000          332         79,143,457.31      6.48      7.009    79.01      610      42.36
250,001 - 275,000          279         73,057,064.39      5.98      7.009    79.94      610      43.38
275,001 - 300,000          264         76,174,613.32      6.23      6.905    79.32      616      43.48
300,001 - 350,000          407        131,721,732.11     10.78      6.770    80.68      627      42.88
350,001 - 400,000          285        106,719,639.66      8.74      6.699    81.13      624      43.10
400,001 - 450,000          225         95,438,057.98      7.81      6.627    82.62      633      43.51
450,001 - 500,000          166         79,715,897.80      6.52      6.750    82.34      623      42.26
500,001 - 600,000          111         60,524,428.61      4.95      6.453    82.67      636      41.53
600,001 - 700,000           42         27,323,381.98      2.24      6.501    84.89      643      41.40
700,001 - 800,000           16         11,892,246.98      0.97      7.025    87.12      663      34.33
800,001 - 900,000           12         10,128,943.26      0.83      6.175    84.04      657      41.70
900,001 - 1,000,000          3          2,879,356.10      0.24      5.917    78.06      646      39.40
                         -----     -----------------   ------       -----    -----      ---      -----
TOTAL:                   5,957     $1,221,746,634.48   100.00%      7.063%   81.14%     617      42.07%
                         =====     =================   ======       =====    =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            ORIGINAL TERM TO MATURITY

                                                 Percent of
Range of Original  Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Terms to Maturity   Mortgage      Principal      Principal    Average   Average  Average   Average
    (Months)         Loans         Balance        Balance     Coupon      LTV*     FICO      DTI
-----------------  ---------  -----------------  ----------  --------  --------  --------  --------
1 - 180                250    $    4,594,375.25     0.38%     10.000%    87.41%    627      40.59%
181 - 240              103         4,436,090.60     0.36       9.249     91.80     641      40.87
241 - 300                2           329,345.97     0.03      10.727     46.24     609      45.88
301 - 360            5,602     1,212,386,822.66    99.23       7.043     81.09     617      42.08
                     -----    -----------------   ------      ------     -----     ---      -----
TOTAL:               5,957    $1,221,746,634.48   100.00%      7.063%    81.14%    617      42.07%
                     =====    =================   ======      ======     =====     ===      =====

                           REMAINING TERM TO MATURITY

                                                  Percent of
Range of Remaining  Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Terms to Maturity   Mortgage       Principal      Principal   Average   Average   Average   Average
(Months)             Loans          Balance        Balance     Coupon     LTV*     FICO       DTI
------------------  ---------  -----------------  ----------  --------  --------  --------  --------
1 - 180                250     $    4,594,375.25     0.38%     10.000%   87.41%     627      40.59%
181 - 240              103          4,436,090.60     0.36       9.249    91.80      641      40.87
241 - 300                2            329,345.97     0.03      10.727    46.24      609      45.88
301 - 360            5,602      1,212,386,822.66    99.23       7.043    81.09      617      42.08
                     -----     -----------------   ------      ------    -----      ---      -----
TOTAL:               5,957     $1,221,746,634.48   100.00%      7.063%   81.14%     617      42.07%
                     =====     =================   ======      ======    =====      ===      =====

                                  PROPERTY TYPE

                                                   Percent of
                     Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
                      Mortgage      Principal      Principal    Average  Average   Average   Average
Property Type          Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
-------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Single Family          5,032    $1,008,047,379.36    82.51%     7.054%    81.09%     614       41.93%
Two-to Four- Family      549       143,463,844.38    11.74      7.102     81.59      632       43.47
Condominium              375        70,121,272.60     5.74      7.117     80.91      629       41.36
Manufactured               1           114,138.14     0.01      7.750     90.00      601       42.18
                       -----    -----------------   ------      -----     -----      ---       -----
TOTAL:                 5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617       42.07%
                       =====    =================   ======      =====     =====      ===       =====

                                  LOAN PURPOSE

                                                     Percent of
                       Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
                       Mortgage       Principal      Principal   Average   Average    Average  Average
Loan Purpose             Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
---------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Purchase                 2,778    $  500,467,264.31    40.96%     7.021%    84.79%     639      41.93%
Refinance - Cashout      2,375       541,520,384.77    44.32      7.081     78.78      604      42.29
Debt Consolidation         644       141,814,132.71    11.61      7.130     78.23      596      41.68
Home Improvement           104        26,355,625.16     2.16      7.008     77.28      592      42.57
Refinance - Rate/Term       56        11,589,227.53     0.95      7.310     78.02      610      41.53
                         -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                   5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                         =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                    Percent of
Range of Original     Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Loan-to-Value Ratios  Mortgage       Principal      Principal   Average   Average   Average   Average
(%)                     Loans         Balance        Balance     Coupon     LTV*     FICO       DTI
--------------------  ---------  -----------------  ----------  --------  --------  --------  --------
50.00 or less             136    $   21,241,945.27     1.74%     7.323%    41.35%     584      39.89%
50.01 - 55.00              75        15,961,810.15     1.31      7.282     53.22      579      42.81
55.01 - 60.00              95        19,775,944.99     1.62      7.711     57.84      575      43.02
60.01 - 65.00             202        43,174,366.37     3.53      7.773     63.59      579      41.46
65.01 - 70.00             253        55,490,540.18     4.54      7.647     68.86      578      42.22
70.01 - 75.00             339        78,536,649.61     6.43      7.368     73.88      582      42.03
75.01 - 80.00           2,113       506,856,063.84    41.49      6.661     79.78      627      42.17
80.01 - 85.00             440       101,067,840.42     8.27      6.909     84.47      601      41.34
85.01 - 90.00           1,331       281,142,523.02    23.01      6.995     89.81      621      42.20
90.01 - 95.00             284        30,625,433.08     2.51      7.570     94.51      646      42.89
95.01 - 100.00            689        67,873,517.55     5.56      8.739     99.85      667      42.11
                        -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                  5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                        =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                 STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                     Percent of
                       Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
State Distribution of  Mortgage       Principal      Principal   Average   Average   Average   Average
Mortgaged Properties     Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
---------------------  ---------  -----------------  ----------  --------  --------  --------  -------
California              1,428     $  395,761,383.82     32.39%    6.711%    79.45%     624      42.23%
New York                  500        144,123,159.89     11.80     7.013     81.19      629      43.81
Florida                   604         97,893,104.95      8.01     7.388     81.12      603      40.79
New Jersey                417         96,834,436.68      7.93     7.317     79.44      610      42.06
Illinois                  358         57,805,547.17      4.73     7.224     83.72      617      42.83
Maryland                  255         51,329,715.42      4.20     7.263     81.43      602      43.23
Massachusetts             151         38,159,472.13      3.12     7.247     79.00      616      43.13
Virginia                  197         37,464,775.57      3.07     7.300     82.49      610      42.48
Georgia                   273         36,197,527.10      2.96     7.334     86.50      610      41.44
Colorado                  150         24,291,866.63      1.99     6.692     83.57      620      41.45
Nevada                    121         23,063,536.16      1.89     7.144     79.96      607      42.51
Connecticut               109         22,361,689.48      1.83     7.249     82.01      618      40.84
Minnesota                 136         22,101,095.44      1.81     6.915     83.79      621      43.09
Hawaii                     62         19,524,892.68      1.60     6.671     79.22      646      39.84
Arizona                   123         18,335,816.69      1.50     7.221     81.99      608      38.75
Washington                101         17,631,465.94      1.44     6.831     82.88      626      38.58
Michigan                  133         14,712,930.76      1.20     7.944     84.45      602      40.02
North Carolina            107         11,564,824.84      0.95     7.410     86.59      599      39.70
Pennsylvania               87         11,498,574.63      0.94     7.768     84.45      609      40.15
Texas                     103         11,379,035.01      0.93     7.784     85.12      611      41.76
Ohio                       69          8,724,102.24      0.71     7.360     86.45      618      41.37
Wisconsin                  65          8,654,211.75      0.71     7.491     83.99      594      40.18
Oregon                     35          6,057,117.18      0.50     7.351     81.96      622      42.40
Tennessee                  45          4,922,429.59      0.40     7.629     84.88      594      43.45
Utah                       37          4,745,589.72      0.39     7.142     85.55      625      39.07
Rhode Island               26          4,634,992.80      0.38     7.178     80.51      619      46.21
South Carolina             35          4,497,412.05      0.37     7.695     86.32      594      44.60
Indiana                    37          3,792,515.97      0.31     7.585     82.68      601      39.98
New Hampshire              25          3,724,841.58      0.30     7.409     84.11      604      43.19
Missouri                   33          3,644,422.61      0.30     7.682     84.23      596      39.88
Other                     135         16,314,148.00      1.34     7.463     82.64      597      38.92
                        -----     -----------------    ------     -----     -----      ---      -----
TOTAL:                  5,957     $1,221,746,634.48    100.00%    7.063%    81.14%     617      42.07%
                        =====     =================    ======     =====     =====      ===      =====


                               DOCUMENTATION TYPE

                                                    Percent of
                      Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
                      Mortgage       Principal      Principal   Average   Average   Average   Average
Documentation Type      Loans         Balance        Balance    Coupon      LTV*      FICO      DTI
--------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Full Documentation      4,000    $  755,589,738.65    61.85%     6.906%    82.70%     611      42.06%
Stated Documentation    1,848       441,546,905.72    36.14      7.322     78.43      629      42.40
Easy Documentation        109        24,609,990.11     2.01      7.223     81.78      590      36.80
                        -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                  5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                        =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                  CREDIT SCORES

                                               Percent of
                 Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Range of Credit  Mortgage       Principal      Principal   Average   Average   Average   Average
   Scores         Loans          Balance        Balance    Coupon      LTV*      FICO      DTI
---------------  ---------  -----------------  ----------  --------  --------  --------  --------
500 or less          15     $    3,551,745.65     0.29%     8.522%    69.18%     500      46.04%
501 - 525           402         78,311,180.56     6.41      8.499     71.20      514      43.66
526 - 550           449         90,155,761.47     7.38      7.874     75.14      538      42.77
551 - 575           728        135,299,867.92    11.07      7.496     80.37      563      42.79
576 - 600         1,055        180,034,671.40    14.74      7.160     81.81      589      42.00
601 - 625           953        196,627,351.35    16.09      6.818     82.17      612      41.72
626 - 650           839        188,257,595.87    15.41      6.653     82.10      638      41.57
651 - 675           684        154,702,815.85    12.66      6.638     83.05      662      41.89
676 - 700           406         94,623,749.71     7.74      6.644     83.79      686      41.80
701 - 725           219         49,924,257.95     4.09      6.615     84.87      711      41.50
726 - 750           118         30,388,831.45     2.49      6.777     86.13      738      40.25
751 - 775            59         13,682,574.48     1.12      6.719     85.80      762      42.94
776 - 800            28          5,437,370.96     0.45      6.925     83.60      783      43.54
801 - 825             2            748,859.86     0.06      7.417     79.37      807      41.96
                   ----     -----------------   ------      -----     -----      ---      -----
TOTAL:            5,957     $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                  =====     =================   ======      =====     =====      ===      =====

                                 OCCUPANCY TYPE

                                              Percent of
                Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
                Mortgage       Principal      Principal   Average   Average   Average   Average
Occupancy Type   Loans          Balance        Balance    Coupon      LTV*     FICO       DTI
--------------  ---------  -----------------  ----------  --------  --------  --------  --------
Owner Occupied    5,448    $1,136,903,931.94    93.06%     7.031%    80.98%     616      42.18%
Investment          444        68,558,756.80     5.61      7.607     82.94      637      40.89
Second Home          65        16,283,945.74     1.33      7.022     84.84      633      39.78
                  -----    -----------------   ------      -----     -----      ---      -----
TOTAL:            5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                  =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                 MORTGAGE RATES


                                                 Percent of
                   Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Range of Mortgage  Mortgage       Principal      Principal   Average   Average   Average   Average
Rates (%)            Loans         Balance        Balance    Coupon      LTV*     FICO       DTI
-----------------  ---------  -----------------  ----------  --------  --------  --------  --------
6.000 or Less         718     $  214,935,903.80    17.59%      5.717%   79.32%    650      42.47%
6.001 - 6.500         880        239,949,351.65    19.64       6.317    80.50     638      41.68
6.501 - 7.000       1,091        268,065,584.20    21.94       6.811    81.67     619      42.62
7.001 - 7.500         792        165,242,517.29    13.53       7.309    82.75     606      41.75
7.501 - 8.000         777        150,995,015.15    12.36       7.797    82.53     595      41.51
8.001 - 8.500         424         65,103,094.04     5.33       8.286    82.00     579      41.63
8.501 - 9.000         340         48,139,902.40     3.94       8.796    79.88     574      41.56
9.001 - 9.500         158         18,533,346.23     1.52       9.307    77.84     561      41.99
9.501 - 10.000        171         18,209,004.87     1.49       9.845    78.49     575      43.23
10.001 - 10.500        95          7,960,087.21     0.65      10.285    78.52     579      42.83
10.501 - 11.000       170         10,777,043.11     0.88      10.842    82.55     575      42.27
11.001 - 11.500       155          9,057,217.84     0.74      11.301    85.25     595      44.05
11.501 - 12.000        72          2,641,937.78     0.22      11.766    76.92     573      45.35
12.001 - 12.500        86          1,332,063.83     0.11      12.291    84.04     582      42.74
12.501 - 13.000        18            689,697.52     0.06      12.652    98.83     623      44.50
13.001 - 13.500        10            114,867.56     0.01      13.293    91.29     622      35.78
                    -----     -----------------   ------      ------    -----     ---      -----
TOTAL:              5,957     $1,221,746,634.48   100.00%      7.063%   81.14%    617      42.07%
                    =====     =================   ======      ======    =====     ===      =====

                             MAXIMUM MORTGAGE RATES

                                                  Percent of
                    Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Range of Maximum    Mortgage       Principal      Principal   Average   Average   Average   Average
Mortgage Rates (%)   Loans          Balance        Balance    Coupon      LTV*      FICO      DTI
------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans      1,376    $  173,197,910.11    14.18%     7.542%    81.64%     635      41.13%
11.001 - 12.000          28         9,821,358.97     0.80      4.990     77.54      691      38.70
12.001 - 13.000         623       186,624,418.31    15.28      5.729     79.66      647      42.50
13.001 - 14.000       1,672       433,583,183.66    35.49      6.580     81.91      626      42.32
14.001 - 15.000       1,389       278,929,328.41    22.83      7.541     82.91      598      42.02
15.001 - 16.000         592        98,516,514.66     8.06      8.491     80.04      570      41.87
16.001 - 17.000         179        26,245,818.02     2.15      9.543     72.20      539      42.82
17.001 - 18.000          66         9,541,597.75     0.78     10.566     63.74      528      41.87
18.001 - 19.000          28         4,903,742.10     0.40     11.383     63.80      528      47.67
19.001 - 20.000           4           382,762.49     0.03     12.314     54.03      514      42.18
                      -----    -----------------   ------     ------    ------      ---      -----
TOTAL:                5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                      =====    =================   ======     ======    ======      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             MINIMUM MORTGAGE RATES

                                                  Percent of
                    Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Range of Minimum    Mortgage       Principal      Principal   Average   Average   Average   Average
Mortgage Rates (%)    Loans         Balance       Balance     Coupon      LTV*      FICO      DTI
------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans      1,376    $  173,197,910.11    14.18%      7.542%   81.64%     635      41.13%
4.001 - 5.000            28         9,821,358.97     0.80       4.990    77.54      691      38.70
5.001 - 6.000           623       186,624,418.31    15.28       5.729    79.66      647      42.50
6.001 - 7.000         1,673       433,738,949.17    35.50       6.581    81.91      626      42.32
7.001 - 8.000         1,388       278,867,851.99    22.83       7.541    82.91      598      42.02
8.001 - 9.000           593        98,577,991.08     8.07       8.491    80.04      570      41.87
9.001 - 10.000          178        26,090,052.51     2.14       9.543    72.18      539      42.80
10.001 - 11.000          66         9,541,597.75     0.78      10.566    63.74      528      41.87
11.001 - 12.000          28         4,903,742.10     0.40      11.383    63.80      528      47.67
12.001 - 13.000           4           382,762.49     0.03      12.314    54.03      514      42.18
                      -----    -----------------   ------      ------    -----      ---      -----
TOTAL:                5,957    $1,221,746,634.48   100.00%      7.063%   81.14%     617      42.07%
                      =====    =================   ======      ======    =====      ===      =====

                                  GROSS MARGINS

                                                Percent of
                  Number of       Aggregate     Aggregate   Weighted  Weighted  Weighted  Weighted
Range of Gross    Mortgage        Principal     Principal   Average   Average   Average   Average
Margins (%)        Loans           Balance      Balance     Coupon      LTV*      FICO      DTI
----------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans    1,376    $  173,197,910.11    14.18%     7.542%    81.64%      635     41.13%
5.001 - 6.000          31        10,795,963.86     0.88      5.091     77.33       684     39.62
6.001 - 7.000       4,550     1,037,752,760.51    84.94      7.004     81.10       613     42.26
                    -----    -----------------   ------      -----     -----       ---     -----
TOTAL:              5,957    $1,221,746,634.48   100.00%     7.063%    81.14%      617     42.07%
                    =====    =================   ======      =====     =====       ===     =====

                            NEXT RATE ADJUSTMENT DATE

                                                Percent of
                  Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Next Rate         Mortgage       Principal      Principal   Average   Average   Average   Average
Adjustment Date     Loans         Balance       Balance     Coupon      LTV*      FICO      DTI
----------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans    1,376    $  173,197,910.11    14.18%     7.542%    81.64%      635     41.13%
2006-July               3           556,492.40     0.05      7.670     81.31       543     43.68
2006-August            37         6,023,334.33     0.49      7.935     82.59       597     37.96
2006-September         29         6,041,971.98     0.49      7.837     77.16       583     40.39
2006-October          206        42,211,865.89     3.46      7.532     81.88       596     43.57
2006-November         438       100,826,726.47     8.25      6.908     79.88       611     42.30
2006-December       3,648       835,826,918.29    68.41      6.983     81.29       614     42.21
2007-August             1           250,739.89     0.02      6.990     70.00       678     48.83
2007-September          1            88,955.56     0.01      8.150     85.00       569     21.90
2007-October            2           559,883.34     0.05      7.986     78.10       664     37.56
2007-November          11         4,044,061.93     0.33      6.525     80.14       647     42.39
2007-December         139        36,370,682.77     2.98      6.459     79.07       633     41.17
2009-September          1           167,262.18     0.01      6.500     90.00       655     15.17
2009-October            4           754,353.72     0.06      7.432     85.95       637     44.06
2009-November           4           481,527.71     0.04      6.703     81.76       635     41.37
2009-December          57        14,343,947.91     1.17      6.559     79.79       631     44.82
                    -----    -----------------   ------      -----     -----       ---     -----
TOTAL:              5,957    $1,221,746,634.48   100.00%     7.063%    81.14%      617     42.07%
                    =====    =================   ======      =====     =====       ===     =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            INITIAL PERIODIC RATE CAP

                                                  Percent of
                    Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
SubsequentPeriodic  Mortgage       Principal      Principal   Average   Average   Average   Average
Rate Cap (%)          Loans        Balance        Balance     Coupon      LTV*     FICO       DTI
------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans      1,376    $  173,197,910.11    14.18%     7.542%    81.64%     635      41.13%
3.000                 4,581     1,048,548,724.37    85.82      6.984     81.06      614      42.23
                      -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                      =====    =================   ======      =====     =====      ===      =====

                          SUBSEQUENT PERIODIC RATE CAP

                                                     Percent of
                       Number of       Aggregate     Aggregate   Weighted  Weighted  Weighted  Weighted
Initial Periodic Rate  Mortgage        Principal     Principal   Average   Average   Average   Average
Cap (%)                 Loans           Balance       Balance    Coupon      LTV*      FICO      DTI
---------------------  ---------  -----------------  ----------  --------  --------  --------  --------
Fixed Rate Loans         1,376    $  173,197,910.11    14.18%     7.542%    81.64%     635      41.13%
1.200                        1           104,769.41     0.01      7.600     30.00      595      26.63
1.500                    4,580     1,048,443,954.96    85.82      6.984     81.06      614      42.23
                         -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                   5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                         =====    =================   ======      =====     =====      ===      =====

                                  PRODUCT TYPE

                                             Percent of
               Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
               Mortgage       Principal      Principal   Average   Average   Average   Average
Product Type    Loans         Balance        Balance     Coupon      LTV*     FICO       DTI
-------------  ---------  -----------------  ----------  --------  --------  --------  --------
2/28 ARM         3,600    $  777,165,214.16    63.61%     7.237%    80.87%     605      42.53%
2/28 ARM - IO      761       214,322,095.20    17.54      6.188     82.17      643      41.19
3/27 ARM            91        21,523,425.92     1.76      7.020     78.74      617      43.25
3/27 ARM - IO       63        19,790,897.57     1.62      5.920     79.53      654      39.07
5/25 ARM            66        15,747,091.52     1.29      6.604     80.25      632      44.36
Fixed Rate       1,376       173,197,910.11    14.18      7.542     81.64      635      41.13
                 -----    -----------------   ------      -----     -----      ---      -----
TOTAL:           5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                 =====    =================   ======      =====     =====      ===      =====

                              INTEREST ONLY PERIOD

                                                    Percent of
                      Number of      Aggregate      Aggregate   Weighted  Weighted  Weighted  Weighted
Interest Only Period  Mortgage       Principal      Principal   Average   Average   Average   Average
(Months)                Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
--------------------  ---------  -----------------  ----------  --------  --------  --------  --------
0                       5,133    $  987,633,641.71    80.84%     7.276%    80.95%     611      42.33%
24                        761       214,322,095.20    17.54      6.188     82.17      643      41.19
36                         63        19,790,897.57     1.62      5.920     79.53      654      39.07
                        -----    -----------------   ------      -----     -----      ---      -----
TOTAL:                  5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                        =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                  LIEN POSITION

                                             Percent of
               Number of       Aggregate     Aggregate   Weighted  Weighted  Weighted  Weighted
               Mortgage        Principal     Principal   Average   Average   Average   Average
Lien Position    Loans         Balance        Balance     Coupon     LTV*      FICO      DTI
-------------  ---------  -----------------  ----------  --------  --------  --------  --------
First Lien       5,209    $1,189,893,453.94    97.39%      6.978%   80.65%     616      42.07%
Second Lien        748        31,853,180.54     2.61      10.247    99.28      645      42.19
                 -----    -----------------   ------      ------    -----      ---      -----
TOTAL:           5,957    $1,221,746,634.48   100.00%      7.063%   81.14%     617      42.07%
                 =====    =================   ======      ======    =====      ===      =====

                             PREPAYMENT PENALTY TERM

Original                                    Percent of
Prepayment    Number of       Aggregate     Aggregate   Weighted  Weighted  Weighted  Weighted
Penalty Term   Mortgage       Principal     Principal   Average   Average   Average   Average
(Months)        Loans          Balance      Balance      Coupon     LTV*      FICO      DTI
------------  ---------  -----------------  ----------  --------  --------  --------  --------
None            1,136    $  207,438,275.22    16.98%     7.413%    82.06%     619      41.68%
12                762       175,529,769.91    14.37      7.029     81.58      625      42.78
24              3,475       719,809,992.48    58.92      7.011     81.23      612      42.31
30                  2           317,684.77     0.03      6.696     87.46      605      45.71
36                582       118,650,912.10     9.71      6.815     78.34      630      40.28
                -----    -----------------   ------      -----     -----      ---      -----
TOTAL:          5,957    $1,221,746,634.48   100.00%     7.063%    81.14%     617      42.07%
                =====    =================   ======      =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

        DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS AS OF THE STATISTICAL
                                CALCULATION DATE

COLLATERAL SUMMARY (GROUP 1)

TOTAL NUMBER OF LOANS                                           2,941
TOTAL OUTSTANDING LOAN BALANCE                           $568,122,651
AVERAGE LOAN BALANCE                                     $    193,173
FIXED RATE                                                      12.53%
ADJUSTABLE RATE                                                 87.47%
WEIGHTED AVERAGE COUPON                                         7.021%
WEIGHTED AVERAGE MARGIN                                         6.934%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                           3.000%
WEIGHTED AVERAGE PERIODIC CAP                                   1.500%
WEIGHTED AVERAGE MAXIMUM RATE                                  14.026%
WEIGHTED AVERAGE FLOOR                                          7.026%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                              359
WEIGHTED AVERAGE REMAINING TERM (MO.)                             357
WEIGHTED AVERAGE LTV*                                           81.06%
WEIGHTED AVERAGE FICO                                             617

PRODUCT TYPE

  2/28 6 Month LIBOR                                            65.51%
  2/28 6 Month LIBOR IO                                         17.45%
  3/27 6 Month LIBOR                                             1.57%
  3/27 6 Month LIBOR IO                                          1.69%
  5/25 6 Month LIBOR                                             1.25%
  Fixed Rate                                                    12.53%

PREPAYMENT PENALTY (YEARS)

  None                                                          15.99%
  0.001 - 1.000                                                 14.37%
  1.001 - 2.000                                                 58.87%
  2.001 - 2.500                                                  0.03%
  2.501 - 3.000                                                 10.74%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than 5.00%)

 California                                                     26.45%
 New York                                                       11.71%
 Florida                                                         8.23%
 New Jersey                                                      7.60%
 Illinois                                                        5.75%

 OCCUPANCY STATUS

 Primary Home                                                   92.00%
 Non-Owner                                                       6.89%
 Second Home                                                     1.11%

 LOAN PURPOSE

 Purchase                                                       43.75%
 Cash Out Refinance                                             41.04%
 Debt Consolidation                                             12.17%
 Home Improvement                                                2.02%
 Rate/Term Refinance                                             1.02%

 LIEN POSITION

 First Lien                                                    100.00%
 Second Lien                                                     0.00%

*The loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled balance of a mortgage loan plus any senior lien balances and the fair market of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases.

[CREDIT SUISSE  FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

Range of Original       Number of      Group 1      Percent of Group Weighted  Weighted  Weighted  Weighted
Mortgage Loan            Mortgage     Principal       1 Principal     Average   Average   Average   Average
Principal Balances ($)    Loans        Balance          Balance       Coupon     LTV*      FICO       DTI
----------------------  ---------  ---------------  ---------------- --------  --------  --------  --------
1 - 50,000                   8     $    399,386.93        0.07%        9.286%    70.46%      559     29.88%
50,001 - 75,000            125        7,932,501.45        1.40         8.553     79.92       598     38.79
75,001 - 100,000           241       21,525,847.18        3.79         7.625     80.92       606     38.49
100,001 - 125,000          383       43,025,740.77        7.57         7.511     81.66       605     40.57
125,001 - 150,000          335       45,941,588.92        8.09         7.389     80.63       603     41.12
150,001 - 175,000          341       54,968,856.61        9.68         7.188     81.18       606     41.04
175,001 - 200,000          299       56,120,695.20        9.88         7.053     79.76       606     41.59
200,001 - 225,000          240       51,279,844.21        9.03         6.960     80.28       611     42.75
225,001 - 250,000          214       50,984,377.21        8.97         6.910     80.40       616     41.83
250,001 - 275,000          187       48,917,965.72        8.61         6.815     80.76       618     42.99
275,001 - 300,000          167       48,101,972.18        8.47         6.736     81.00       624     43.68
300,001 - 350,000          272       88,005,560.82       15.49         6.688     82.13       636     42.73
350,001 - 400,000           77       28,172,015.77        4.96         6.688     81.65       635     43.50
400,001 - 450,000           41       17,469,107.67        3.07         6.693     83.27       642     45.31
450,001 - 500,000            9        4,234,810.41        0.75         7.478     85.20       660     41.91
500,001 - 600,000            2        1,042,379.75        0.18         6.748     80.00       634     45.85
                         -----     ---------------      ------         -----     -----       ---     -----
TOTAL:                   2,941     $568,122,650.80      100.00%        7.021%    81.06%      617     42.08%
                         =====     ===============      ======         =====     =====       ===     =====

                  OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

Range of Outstanding    Number of      Group 1      Percent of Group  Weighted  Weighted  Weighted  Weighted
Mortgage Loan            Mortgage     Principal       1 Principal     Average   Average   Average   Average
Principal Balances ($)    Loans        Balance          Balance        Coupon     LTV*      FICO      DTI
-----------------       ---------  ---------------      -------        ------    ------     ----     ------
1 - 50,000                   9     $    411,236.12        0.07%        9.219%    70.73%     564      30.56%
50,001 - 75,000            125        7,932,501.45        1.40         8.553     79.92      598      38.79
75,001 - 100,000           243       21,725,776.19        3.82         7.623     80.95      606      38.38
100,001 - 125,000          384       43,200,339.37        7.60         7.512     81.64      605      40.71
125,001 - 150,000          333       45,716,807.64        8.05         7.389     80.66      603      40.99
150,001 - 175,000          340       54,982,000.48        9.68         7.187     81.15      607      41.08
175,001 - 200,000          298       55,945,955.81        9.85         7.053     79.76      606      41.61
200,001 - 225,000          241       51,504,748.65        9.07         6.961     80.31      611      42.69
225,001 - 250,000          213       50,759,472.77        8.93         6.908     80.38      616      41.88
250,001 - 275,000          187       48,917,965.72        8.61         6.815     80.76      618      42.99
275,001 - 300,000          169       48,701,251.43        8.57         6.739     81.05      624      43.62
300,001 - 350,000          271       87,756,223.92       15.45         6.692     82.11      636      42.75
350,001 - 400,000           76       27,822,073.42        4.90         6.670     81.67      637      43.53
400,001 - 450,000           41       17,469,107.67        3.07         6.693     83.27      642      45.31
450,001 - 500,000            9        4,234,810.41        0.75         7.478     85.20      660      41.91
500,001 - 600,000            2        1,042,379.75        0.18         6.748     80.00      634      45.85
                        ------     ---------------      ------         -----     -----      ---      -----
TOTAL:                   2,941     $568,122,650.80      100.00%        7.021%    81.06%     617      42.08%
                        ======     ===============      ======         =====     =====      ===      =====


[CREDIT SUISSE  FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            ORIGINAL TERM TO MATURITY

                                                Percent of
Range of Original   Number of      Group 1       Group 1    Weighted   Weighted   Weighted  Weighted
Terms to Maturity    Mortgage     Principal     Principal    Average   Average    Average   Average
   (Months)           Loans        Balance       Balance     Coupon      LTV*       FICO      DTI
-----------------   ---------  ---------------  ---------   --------  ----------  --------  --------
1 - 180                   8    $  1,100,411.43     0.19%     6.889%     79.39%       664     35.66%
181 - 240                 7       1,259,768.42     0.22      7.041      82.03        658     40.43
241 - 300                 1         229,540.78     0.04     11.700      60.00        617     51.67
301 - 360             2,925     565,532,930.17    99.54      7.019      81.07        617     42.09
                    -------    ---------------  -------     ------    -------     ------    ------
TOTAL:                2,941    $568,122,650.80   100.00%     7.021%     81.06%       617     42.08%
                    =======    ===============  =======     ======    =======     ======    ======

                           REMAINING TERM TO MATURITY

                                                Percent of
Range of Original   Number of      Group 1       Group 1   Weighted   Weighted   Weighted  Weighted
Terms to Maturity    Mortgage     Principal     Principal   Average   Average    Average   Average
   (Months)           Loans        Balance       Balance    Coupon      LTV*       FICO      DTI
-----------------   ---------  ---------------  ---------  --------  ----------  --------  --------
1 - 180                  8     $  1,100,411.43     0.19%    6.889%     79.39%      664      35.66%
181 - 240                7        1,259,768.42     0.22     7.041      82.03       658      40.43
241 - 300                1          229,540.78     0.04    11.700      60.00       617      51.67
301 - 360            2,925      565,532,930.17    99.54     7.019      81.07       617      42.09
                    ------     ---------------  -------    ------    -------     -----     ------
TOTAL:               2,941     $568,122,650.80   100.00%    7.021%     81.06%      617      42.08%
                    ======     ===============  =======    ======    =======     =====     ======

                                  PROPERTY TYPE

                                                  Percent of
                      Number of      Group 1       Group 1    Weighted  Weighted   Weighted  Weighted
                      Mortgage     Principal      Principal   Average   Average    Average   Average
Property Type           Loans        Balance       Balance     Coupon     LTV*       FICO      DTI
-------------------   ---------  ---------------  ----------  --------  ---------  --------  --------
Single Family           2,453    $455,471,344.21    80.17%     7.026%    80.96%      614      41.79%
Two-to Four- Family       297      80,471,740.00    14.16      6.970     81.52       634      43.35
Condominium               191      32,179,566.59     5.66      7.077     81.28       628      43.01
                      -------    ---------------  -------     ------    ------     -----     ------
TOTAL:                  2,941    $568,122,650.80   100.00%     7.021%    81.06%      617      42.08%
                      =======    ===============  =======     ======    ======     =====     ======

                                  LOAN PURPOSE

                                                   Percent of
                       Number of       Group 1      Group 1    Weighted  Weighted  Weighted  Weighted
                        Mortgage      Principal    Principal   Average   Average   Average   Average
Loan Purpose              Loans        Balance      Balance     Coupon     LTV*      FICO      DTI
---------------------  ---------  ---------------  ----------  --------  --------  --------  --------
Purchase                 1,338    $248,530,068.43    43.75%      6.903%   84.05%     637      41.86%
Refinance - Cashout      1,170     233,147,811.34    41.04       7.081    79.08      605      42.17
Debt Consolidation         348      69,160,469.43    12.17       7.187    77.79      593      42.20
Home Improvement            55      11,470,352.99     2.02       7.218    76.63      598      43.54
Refinance - Rate/Term       30       5,813,948.61     1.02       7.248    80.30      604      43.09
                       -------    ---------------  -------     -------   ------    -----     ------
TOTAL:                   2,941    $568,122,650.80   100.00%      7.021%   81.06%     617      42.08%
                       =======    ===============  =======     =======   ======    =====     ======

[CREDIT SUISSE  FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                      Percent of
                          Number of      Group 1       Group 1    Weighted  Weighted  Weighted  Weighted
Range of Original          Mortgage     Principal     Principal   Average   Average   Average   Average
Loan-to-Value Ratios (%)    Loans        Balance      Balance     Coupon     LTV*      FICO      DTI
------------------------  ---------  ---------------  ----------  --------  --------  --------  --------
50.00 or less                 65     $  9,744,483.70     1.72%     7.217%    41.89%     583       40.98%
50.01 - 55.00                 34        6,536,092.52     1.15      6.946     53.27      597       42.02
55.01 - 60.00                 39        7,609,965.62     1.34      7.717     57.87      579       42.92
60.01 - 65.00                 92       17,319,436.76     3.05      7.836     63.65      575       41.92
65.01 - 70.00                131       25,527,475.27     4.49      7.669     68.98      582       41.07
70.01 - 75.00                168       32,676,634.38     5.75      7.322     73.93      582       41.70
75.01 - 80.00              1,256      254,965,147.35    44.88      6.735     79.79      626       42.21
80.01 - 85.00                232       41,417,537.04     7.29      7.065     84.63      598       41.71
85.01 - 90.00                784      142,387,713.17    25.06      7.064     89.86      622       42.14
90.01 - 95.00                 49       10,707,393.25     1.88      7.295     94.58      653       41.12
95.01 - 100.00                91       19,230,771.74     3.38      7.776     99.78      679       43.46
                          ------     ---------------  -------     ------    ------    -----     -------
TOTAL:                     2,941     $568,122,650.80   100.00%     7.021%    81.06%     617       42.08%
                          ======     ===============  =======     ======    ======    =====     =======

[CREDIT SUISSE  FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                       [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                   STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                             Percent of
                                 Number of       Group 1      Group 1    Weighted  Weighted  Weighted  Weighted
State Distribution of Mortgaged   Mortgage      Principal    Principal   Average   Average   Average   Average
Properties                         Loans        Balance      Balance     Coupon     LTV*      FICO      DTI
-------------------------------  ---------  ---------------  ----------  --------  --------  --------  --------
California                           621    $150,256,912.98    26.45%     6.621%    77.61%      624     42.00%
New York                             238      66,532,049.25    11.71      6.976     80.90       626     43.96
Florida                              305      46,731,000.03     8.23      7.493     81.86       601     41.23
New Jersey                           197      43,155,285.21     7.60      7.192     79.87       610     41.65
Illinois                             192      32,674,512.21     5.75      7.145     84.54       620     43.14
Maryland                             128      24,873,551.04     4.38      7.190     81.35       603     43.20
Georgia                              138      20,485,470.81     3.61      7.227     86.39       608     41.75
Massachusetts                         72      17,361,278.76     3.06      6.960     80.22       629     43.79
Virginia                              86      14,869,845.41     2.62      7.316     81.35       613     40.86
Colorado                              74      13,990,493.39     2.46      6.504     82.25       620     42.70
Nevada                                66      12,870,148.71     2.27      7.065     79.61       614     43.13
Minnesota                             71      12,794,355.18     2.25      6.678     83.57       626     42.85
Arizona                               74      11,582,368.67     2.04      7.155     82.46       608     39.63
Connecticut                           59      10,708,659.79     1.88      7.297     82.72       610     41.66
Washington                            53       9,883,396.61     1.74      6.698     82.78       626     38.00
Hawaii                                33       9,614,879.51     1.69      6.810     80.57       638     41.85
Michigan                              77       9,137,782.97     1.61      7.813     84.31       606     39.35
North Carolina                        60       7,231,044.53     1.27      7.324     86.51       603     40.38
Texas                                 56       7,164,731.60     1.26      7.526     85.52       618     42.04
Pennsylvania                          51       6,971,228.96     1.23      7.816     84.43       598     38.75
Ohio                                  44       5,682,014.64     1.00      7.338     86.36       626     42.15
Wisconsin                             28       4,042,723.59     0.71      7.290     82.78       600     40.04
Utah                                  20       3,192,045.67     0.56      6.772     84.07       640     38.90
Oregon                                20       3,054,792.26     0.54      7.285     81.33       613     41.89
Rhode Island                          13       2,807,550.32     0.49      6.975     84.29       644     44.97
Tennessee                             23       2,771,307.53     0.49      7.362     86.53       603     45.84
New Hampshire                         12       2,472,807.59     0.44      7.076     83.77       605     44.18
South Carolina                        21       2,465,245.52     0.43      7.601     85.82       612     43.43
Missouri                              19       2,077,547.37     0.37      7.713     84.76       601     41.16
Idaho                                 18       2,032,658.48     0.36      7.413     81.63       606     33.83
Other                                 72       8,634,962.21     1.52      7.403     83.53       600     40.94
                                 -------    ---------------  -------     ------    ------    ------    ------
TOTAL:                             2,941    $568,122,650.80   100.00%     7.021%    81.06%      617     42.08%
                                 =======    ===============  =======     ======    ======    ======    ======

                               DOCUMENTATION TYPE

                                                  Percent of
                      Number of      Group 1       Group 1    Weighted  Weighted  Weighted  Weighted
                       Mortgage     Principal     Principal   Average   Average   Average   Average
Documentation Type      Loans        Balance       Balance     Coupon     LTV*      FICO      DTI
--------------------  ---------  ---------------  ----------  --------  --------  --------  --------
Full Documentation      1,994    $362,167,430.49    63.75%     6.889%    82.66%     611      42.17%
Stated Documentation      892     194,664,638.01    34.26      7.251     77.98      630      42.18
Easy Documentation         55      11,290,582.30     1.99      7.268     82.63      593      37.28
                      -------    ---------------  -------     ------    ------    -----     ------
TOTAL:                  2,941    $568,122,650.80   100.00%     7.021%    81.06%     617      42.08%
                      =======    ===============  =======     ======    ======    =====     ======

[CREDIT SUISSE  FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             RANGE OF CREDIT SCORES

                                                        Percent of
                         Number of       Group 1          Group 1   Weighted    Weighted    Weighted   Weighted
                         Mortgage       Principal       Principal   Average     Average      Average    Average
Range of Credit Scores    Loans          Balance          Balance    Coupon       LTV*        FICO        DTI
----------------------------------------------------------------------------------------------------------------
500 or less                  5       $    909,120.01       0.16%      8.232%       76.00%       500       45.74%
501 - 525                  193         34,270,149.93       6.03       8.422        71.96        513       43.79
526 - 550                  232         41,887,834.61       7.37       7.962        75.46        539       43.04
551 - 575                  367         65,146,927.16      11.47       7.491        81.16        563       42.37
576 - 600                  515         89,541,043.36      15.76       7.106        81.34        589       41.57
601 - 625                  466         86,185,215.87      15.17       6.808        82.05        612       42.27
626 - 650                  402         83,993,544.08      14.78       6.605        81.81        638       41.48
651 - 675                  358         76,891,175.52      13.53       6.581        82.42        663       41.55
676 - 700                  195         42,851,437.34       7.54       6.562        82.97        687       42.21
701 - 725                  108         23,745,069.07       4.18       6.553        84.93        711       41.84
726 - 750                   54         12,809,397.86       2.25       6.417        83.93        737       41.32
751 - 775                   30          6,784,619.73       1.19       6.716        85.96        763       42.63
776 - 800                   15          2,787,548.00       0.49       7.157        89.02        785       43.21
801 - 825                    1            319,568.26       0.06       7.990        80.00        810       44.10
                         -----       ---------------     ------       -----        -----        ---       -----
TOTAL:                   2,941       $568,122,650.80     100.00%      7.021%       81.06%       617       42.08%
                         =====       ===============     ======       =====        =====        ===       =====

                                 OCCUPANCY TYPE

                                               Percent of
                 Number of        Group 1       Group 1     Weighted   Weighted   Weighted   Weighted
                 Mortgage        Principal     Principal    Average    Average    Average    Average
Occupancy Type     Loans          Balance       Balance      Coupon      LTV*       FICO       DTI
------------------------------------------------------------------------------------------------------
Owner Occupied    2,662      $522,651,169.10    92.00%        6.981%     80.83%      615      42.14%
Investment          249        39,140,016.29     6.89         7.566      83.59       640      41.23
Second Home          30         6,331,465.41     1.11         6.939      84.44       620      42.47
                  -----      ---------------   ------         -----      -----       ---      -----
TOTAL:            2,941      $568,122,650.80   100.00%        7.021%     81.06%      617      42.08%
                  =====      ===============   ======         =====      =====       ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       40

                                              [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                 MORTGAGE RATES

                                                            Percent of
                             Number of       Group 1          Group 1    Weighted   Weighted   Weighted   Weighted
                              Mortgage      Principal        Principal    Average    Average    Average    Average
Range of Mortgage Rates(%)     Loans         Balance          Balance     Coupon       LTV*       FICO       DTI
------------------------------------------------------------------------------------------------------------------
6.000 or Less                   397      $ 94,109,494.30      16.56%       5.737%     79.29%      652      42.80%
6.001 - 6.500                   486       107,771,684.64      18.97        6.324      80.46       640      41.95
6.501 - 7.000                   613       129,056,827.89      22.72        6.820      81.12       621      42.32
7.001 - 7.500                   475        85,980,586.60      15.13        7.313      83.40       610      41.73
7.501 - 8.000                   452        76,686,520.13      13.50        7.798      83.67       598      41.81
8.001 - 8.500                   230        33,851,137.07       5.96        8.272      83.78       577      41.48
8.501 - 9.000                   136        20,236,975.42       3.56        8.791      77.68       562      41.30
9.001 - 9.500                    60         7,769,591.99       1.37        9.253      76.40       543      40.73
9.501 - 10.000                   48         6,390,269.30       1.12        9.859      71.28       548      41.86
10.001 - 10.500                  19         2,480,476.46       0.44       10.270      64.13       538      42.11
10.501 - 11.000                  15         2,286,927.89       0.40       10.791      63.82       523      43.79
11.001 - 11.500                   7         1,138,162.36       0.20       11.316      67.66       539      48.04
11.501 - 12.000                   2           292,535.65       0.05       11.765      61.08       599      51.52
12.001 - 12.500                   1            71,461.10       0.01       12.250      65.00       504      32.92
                              -----      ---------------     ------       ------     ------      ----      -----
TOTAL:                        2,941      $568,122,650.80     100.00%       7.021%     81.06%      617      42.08%
                              =====      ===============     ======       ======     ======      ====      =====

                             MAXIMUM MORTGAGE RATES

                                                    Percent of
                     Number of        Group 1        Group 1     Weighted    Weighted   Weighted   Weighted
Range of Maximum     Mortgage        Principal      Principal    Average     Average    Average    Average
Mortgage Rates (%)    Loans          Balance         Balance      Coupon       LTV*       FICO       DTI
-----------------------------------------------------------------------------------------------------------
 Fixed Rate             357      $ 71,192,204.14      12.53%       6.984%     78.78%       638       41.46%
 11.001 - 12.000         11         2,588,691.90       0.46        4.993      78.31        679       42.56
 12.001 - 13.000        348        83,119,748.27      14.63        5.736      79.60        651       42.53
 13.001 - 14.000        938       200,205,199.05      35.24        6.596      81.44        625       42.31
 14.001 - 15.000        818       142,688,287.23      25.12        7.540      83.76        602       41.89
 15.001 - 16.000        331        49,913,873.37       8.79        8.470      81.36        570       41.68
 16.001 - 17.000         96        12,584,454.71       2.22        9.532      73.85        542       41.69
 17.001 - 18.000         33         4,557,573.80       0.80       10.523      63.71        529       42.49
 18.001 - 19.000          8         1,201,157.23       0.21       11.352      67.52        539       48.19
 19.001 - 20.000          1            71,461.10       0.01       12.250      65.00        504       32.92
                      -----      ---------------     ------       ------     ------       ----       -----
 TOTAL:               2,941      $568,122,650.80     100.00%       7.021%     81.06%       617       42.08%
                      =====      ===============     ======       ======     ======       ====       =====

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       41

                                              [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             MINIMUM MORTGAGE RATES

                                                   Percent of
                     Number of       Group 1         Group 1    Weighted   Weighted   Weighted   Weighted
Range of Minimum      Mortgage      Principal       Principal   Average    Average    Average    Average
Mortgage Rates (%)     Loans         Balance         Balance     Coupon      LTV*       FICO       DTI
----------------------------------------------------------------------------------------------------------
Fixed Rate               357     $ 71,192,204.14     12.53%       6.984%     78.78%      638        41.46%
4.001 - 5.000             11        2,588,691.90      0.46        4.993      78.31       679        42.56
5.001 - 6.000            348       83,119,748.27     14.63        5.736      79.60       651        42.53
6.001 - 7.000            938      200,205,199.05     35.24        6.596      81.44       625        42.31
7.001 - 8.000            817      142,626,810.81     25.10        7.540      83.76       602        41.90
8.001 - 9.000            332       49,975,349.79      8.80        8.469      81.36       570        41.67
9.001 - 10.000            96       12,584,454.71      2.22        9.532      73.85       542        41.69
10.001 - 11.000           33        4,557,573.80      0.80       10.523      63.71       529        42.49
11.001 - 12.000            8        1,201,157.23      0.21       11.352      67.52       539        48.19
12.001 - 13.000            1           71,461.10      0.01       12.250      65.00       504        32.92
                       -----     ---------------    ------       ------      -----       ---        -----
TOTAL:                 2,941     $568,122,650.80    100.00%       7.021%     81.06%      617        42.08%
                       =====     ===============    ======       ======      =====       ===        =====

                             RANGE OF GROSS MARGINS

                                                           Percent of
                             Number of       Group 1         Group 1    Weighted   Weighted    Weighted   Weighted
                              Mortgage      Principal       Principal   Average    Average     Average    Average
Range of Gross Margins(%)     Loans          Balance         Balance     Coupon      LTV*        FICO      DTI
------------------------------------------------------------------------------------------------------------------
Fixed Rate                      357      $ 71,192,204.14     12.53%       6.984%     78.78%       638      41.46%
5.001 - 6.000                    12         2,899,891.91      0.51        4.999      78.49        676      43.26
6.001 - 7.000                 2,572       494,030,554.75     86.96        7.038      81.40        614      42.16
                              -----      ---------------    ------        -----      -----        ---      -----
TOTAL:                        2,941      $568,122,650.80    100.00%       7.021%     81.06%       617      42.08%
                              =====      ===============    ======        =====      =====        ===      =====

                            NEXT RATE ADJUSTMENT DATE

                                                Percent of
                  Number of       Group 1         Group 1    Weighted   Weighted   Weighted   Weighted
Next Rate          Mortgage      Principal       Principal   Average    Average    Average    Average
Adjustment Date     Loans         Balance         Balance     Coupon      LTV*       FICO       DTI
------------------------------------------------------------------------------------------------------
Fixed Rate            357     $ 71,192,204.14      12.53%       6.984%    78.78%      638      41.46%
2006-July               1          146,222.58       0.03        7.190     85.00       543      30.12
2006-August            21        3,003,898.53       0.53        8.006     85.63       605      37.55
2006-September         14        2,124,838.96       0.37        7.174     81.20       590      41.19
2006-October          118       20,767,128.93       3.66        7.433     83.12       602      43.03
2006-November         253       48,440,929.52       8.53        6.936     80.94       613      41.66
2006-December       2,056      396,825,804.73      69.85        7.035     81.42       614      42.25
2007-August             1          250,739.89       0.04        6.990     70.00       678      48.83
2007-November           4        1,114,481.88       0.20        6.915     77.90       667      46.80
2007-December          79       17,162,345.42       3.02        6.516     79.91       634      41.01
2009-September          1          167,262.18       0.03        6.500     90.00       655      15.17
2009-October            2          325,583.07       0.06        6.903     90.00       666      45.71
2009-November           3          337,968.23       0.06        7.044     83.95       637      40.04
2009-December          31        6,263,242.74       1.10        6.700     78.69       640      43.63
                    -----     ---------------     ------       ------    ------       ---      -----
TOTAL:              2,941     $568,122,650.80     100.00%       7.021%    81.06%      617      42.08%
                    =====     ===============     ======       ======    ======       ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       42

                                                [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            INITIAL PERIODIC RATE CAP

                                                          Percent of
                            Number of       Group 1        Group 1    Weighted   Weighted   Weighted   Weighted
Initial Periodic Rate Cap    Mortgage      Principal      Principal   Average    Average    Average     Average
(%)                           Loans         Balance        Balance     Coupon     LTV*       FICO        DTI
---------------------------------------------------------------------------------------------------------------
Fixed Rate                      357     $ 71,192,204.14      12.53%     6.984%    78.78%      638        41.46%
3.000                         2,584      496,930,446.66      87.47      7.026     81.38       614        42.17
                              -----     ---------------     ------      -----     -----       ---        -----
TOTAL:                        2,941     $568,122,650.80     100.00%     7.021%    81.06%      617        42.08%
                              =====     ===============     ======      =====     =====       ===        =====

                          SUBSEQUENT PERIODIC RATE CAP

                                                         Percent of
                           Number of       Group 1        Group 1     Weighted   Weighted   Weighted   Weighted
Subsequent Periodic Rate    Mortgage      Principal      Principal    Average    Average    Average   Average
Cap (%)                      Loans         Balance        Balance      Coupon      LTV*       FICO       DTI
---------------------------------------------------------------------------------------------------------------
Fixed Rate                     357     $ 71,192,204.14     12.53%       6.984%    78.78%       638      41.46%
1.200                            1          104,769.41      0.02        7.600     30.00        595      26.63
1.500                        2,583      496,825,677.25     87.45        7.026     81.39        614      42.17
                             -----     ---------------    ------       ------     -----        ---      -----
TOTAL:                       2,941     $568,122,650.80    100.00%       7.021%    81.06%       617      42.08%
                             =====     ===============    ======       ======     =====        ===      =====

                                  PRODUCT TYPE

                                                       Percent of
                         Number of       Group 1        Group 1     Weighted   Weighted   Weighted   Weighted
                          Mortgage      Principal      Principal    Average    Average    Average    Average
Product Type               Loans         Balance        Balance      Coupon      LTV*       FICO       DTI
-------------------------------------------------------------------------------------------------------------
2/28 ARM                   2,003     $372,184,022.05     65.51%      7.253%     81.46%      606       42.42%
2/28 Interest Only ARM       460       99,124,801.20     17.45       6.282      81.54       640       41.30
3/27 ARM                      46        8,934,601.43      1.57       7.179      79.35       617       43.75
3/27 Interest Only ARM        38        9,592,965.76      1.69       5.958      79.94       654       39.34
5/25 ARM                      37        7,094,056.22      1.25       6.721      79.73       641       42.89
Fixed Rate                   357       71,192,204.14     12.53       6.984      78.78       638       41.46
                           -----     ---------------    ------      ------      -----       ---       -----
TOTAL:                     2,941     $568,122,650.80    100.00%      7.021%     81.06%      617       42.08%
                           =====     ===============    ======      ======      =====       ===       =====

                              INTEREST ONLY PERIOD

                                                     Percent of
                       Number of       Group 1        Group 1    Weighted  Weighted   Weighted   Weighted
Interest Only Period   Mortgage       Principal      Principal   Average   Average    Average    Average
(Months)                Loans          Balance         Balance    Coupon      LTV*       FICO       DTI
----------------------------------------------------------------------------------------------------------
0                        2,443     $459,404,883.84     80.86%      7.202%     80.98%      612       42.30%
24                         460       99,124,801.20     17.45       6.282      81.54       640       41.30
36                          38        9,592,965.76      1.69       5.958      79.94       654       39.34
                         -----     ---------------    ------      ------      -----       ---       -----
TOTAL:                   2,941     $568,122,650.80    100.00%      7.021%     81.06%      617       42.08%
                         =====     ===============    ======      ======      =====       ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]
                                       43

                                              [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.


                                  LIEN POSITION

                                              Percent of
                Number of      Group 1          Group 1     Weighted   Weighted   Weighted   Weighted
                Mortgage      Principal       Principal     Average     Average    Average    Average
Lien Position     Loans        Balance         Balance       Coupon       LTV*      FICO        DTI
------------------------------------------------------------------------------------------------------
First Lien         2,941    $568,122,650.80     100.00%      7.021%     81.06%       617      42.08%
                   -----    ---------------     ------       -----      -----        ---      -----
TOTAL:             2,941    $568,122,650.80     100.00%      7.021%     81.06%       617      42.08%
                   =====    ===============     ======       =====      =====        ===      =====

                             PREPAYMENT PENALTY TERM

                                                      Percent of
                        Number of       Group 1        Group 1     Weighted   Weighted   Weighted   Weighted
Original Prepayment     Mortgage       Principal      Principal    Average    Average    Average    Average
Penalty Term (Months)     Loans         Balance        Balance      Coupon      LTV*       FICO       DTI
-------------------------------------------------------------------------------------------------------------
None                       500      $ 90,867,407.56     15.99%       7.231%     82.11%      614       41.69%
12                         369        81,629,081.68     14.37        6.971      82.21       628       42.92
24                       1,745       334,427,664.09     58.87        7.001      80.85       612       42.18
30                           1           156,484.29      0.03        7.000      90.00       571       48.73
36                         326        61,042,013.18     10.74        6.878      79.06       634       40.94
                         -----      ---------------    ------        -----      -----       ---       -----
TOTAL:                   2,941      $568,122,650.80    100.00%       7.021%     81.06%      617       42.08%
                         =====      ===============    ======        =====      =====       ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]

FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

        DESCRIPTION OF THE GROUP 2 MORTGAGE LOANS AS OF THE STATISTICAL
                                CALCULATION DATE

COLLATERAL SUMMARY (GROUP 2)

TOTAL NUMBER OF LOANS                                       3,016
TOTAL OUTSTANDING LOAN BALANCE                       $653,623,984
AVERAGE LOAN BALANCE                                 $    216,719
FIXED RATE                                                  15.61%
ADJUSTABLE RATE                                             84.39%
WEIGHTED AVERAGE COUPON                                     7.100%
WEIGHTED AVERAGE MARGIN                                     6.917%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                       3.000%
WEIGHTED AVERAGE PERIODIC CAP                               1.500%
WEIGHTED AVERAGE MAXIMUM RATE                              13.947%
WEIGHTED AVERAGE FLOOR                                      6.945%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                          358
WEIGHTED AVERAGE REMAINING TERM (MO.)                         356
WEIGHTED AVERAGE LTV*                                       81.21%
WEIGHTED AVERAGE FICO                                         617

PRODUCT TYPE

  2/28 6 Month LIBOR                                        61.96%
  2/28 6 Month LIBOR IO                                     17.62%
  3/27 6 Month LIBOR                                         1.93%
  3/27 6 Month LIBOR IO                                      1.56%
  5/25 6 Month LIBOR                                         1.32%
  Fixed Rate                                                15.61%

PREPAYMENT PENALTY (YEARS)
  None                                                      17.83%
  0.001 - 1.000                                             14.37%
  1.001 - 2.000                                             58.96%
  2.001 - 2.500                                              0.02%
  2.501 - 3.000                                              8.81%

GEOGRAPHIC DISTRIBUTION
(Other States account individually for less than 5.00%
Of the Cut-Off Date aggregate principal balance)

  California                                                37.56%
  New York                                                  11.87%
  New Jersey                                                 8.21%
  Florida                                                    7.83%

OCCUPANCY STATUS

Primary Home                                                93.98%
Non-Owner                                                    4.50%
Second Home                                                  1.52%

LOAN PURPOSE

Purchase                                                    38.54%
Cash Out Refinance                                          47.18%
Debt Consolidation                                          11.12%
Home Improvement                                             2.28%
Rate/Term Refinance                                          0.88%

LIEN POSITION

First Lien                                                  95.13%
Second Lien                                                  4.87%

* The loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled balance of a mortgage loan plus any senior lien balances and the fair market of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases.

[CREDIT SUISSE FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]

FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                       Percent of
Range of Original         Number of       Group 2        Group 2    Weighted    Weighted   Weighted  Weighted
Mortgage Loan             Mortgage       Principal      Principal    Average    Average    Average   Average
Principal Balances($)      Loans          Balance        Balance     Coupon       LTV*       FICO       DTI
---------------------     ---------   ---------------  ----------   --------    --------   --------  --------
         1 - 50,000           507     $ 11,999,564.63      1.84%     10.550%     97.19%       630     40.96%
    50,001 - 75,000           202       12,618,892.30      1.93       9.716      91.58        621     41.40
   75,001 - 100,000           212       18,563,279.39      2.84       8.693      84.91        611     39.17
  100,001 - 125,000           240       26,641,290.14      4.08       7.979      84.05        602     41.87
  125,001 - 150,000           211       28,907,087.69      4.42       7.698      78.31        598     40.19
  150,001 - 175,000           173       27,967,070.59      4.28       7.268      78.37        603     40.60
  175,001 - 200,000           170       31,941,600.99      4.89       7.341      76.22        592     42.42
  200,001 - 225,000           127       26,969,663.54      4.13       7.290      77.97        595     41.91
  225,001 - 250,000           118       28,134,164.59      4.30       7.187      76.44        598     43.23
  250,001 - 275,000            93       24,388,918.62      3.73       7.401      78.39        593     44.16
  275,001 - 300,000            95       27,473,361.89      4.20       7.201      76.27        601     43.24
  300,001 - 350,000           136       43,965,508.19      6.73       6.927      77.83        607     43.15
  350,001 - 400,000           209       78,897,566.24     12.07       6.709      80.94        619     42.94
  400,001 - 450,000           182       77,069,955.15     11.79       6.620      82.64        632     43.09
  450,001 - 500,000           158       75,880,285.30     11.61       6.703      82.03        621     42.26
  500,001 - 600,000           110       59,981,846.11      9.18       6.446      82.70        637     41.51
  600,001 - 700,000            42       27,323,381.98      4.18       6.501      84.89        643     41.40
  700,001 - 800,000            16       11,892,246.98      1.82       7.025      87.12        663     34.33
  800,001 - 900,000            12       10,128,943.26      1.55       6.175      84.04        657     41.70
900,001 - 1,000,000             3        2,879,356.10      0.44       5.917      78.06        646     39.40
                            -----     ---------------    ------       -----      -----        ---     -----
TOTAL:                      3,016     $653,623,983.68    100.00%      7.100%     81.21%       617     42.07%
                            =====     ===============    ======       =====      =====        ===     =====

                  OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                                       Percent of
Range of Outstanding      Number of       Group 2        Group 2    Weighted    Weighted   Weighted  Weighted
Mortgage Loan             Mortgage       Principal      Principal    Average    Average    Average   Average
Principal Balances($)      Loans          Balance        Balance     Coupon       LTV*       FICO       DTI
---------------------     ---------   ---------------  ----------   --------    --------   --------  --------
         1 - 50,000           507     $ 11,999,564.63      1.84%     10.550%     97.19%       630     40.96%
    50,001 - 75,000           204       12,767,593.02      1.95       9.696      91.53        620     41.39
   75,001 - 100,000           210       18,414,578.67      2.82       8.698      84.89        611     39.15
  100,001 - 125,000           244       27,140,946.37      4.15       7.987      84.14        601     41.89
  125,001 - 150,000           208       28,557,031.46      4.37       7.681      78.21        598     40.03
  150,001 - 175,000           172       27,817,470.59      4.26       7.271      78.28        603     40.73
  175,001 - 200,000           173       32,538,866.77      4.98       7.367      76.00        592     42.37
  200,001 - 225,000           124       26,372,397.76      4.03       7.256      78.28        595     41.96
  225,001 - 250,000           119       28,383,984.54      4.34       7.189      76.56        599     43.23
  250,001 - 275,000            92       24,139,098.67      3.69       7.401      78.27        592     44.17
  275,001 - 300,000            95       27,473,361.89      4.20       7.201      76.27        601     43.24
  300,001 - 350,000           136       43,965,508.19      6.73       6.927      77.83        607     43.15
  350,001 - 400,000           209       78,897,566.24     12.07       6.709      80.94        619     42.94
  400,001 - 450,000           184       77,968,950.31     11.93       6.612      82.47        631     43.11
  450,001 - 500,000           157       75,481,087.39     11.55       6.709      82.18        621     42.28
  500,001 - 600,000           109       59,482,048.86      9.10       6.447      82.72        636     41.45
  600,001 - 700,000            42       27,323,381.98      4.18       6.501      84.89        643     41.40
  700,001 - 800,000            16       11,892,246.98      1.82       7.025      87.12        663     34.33
  800,001 - 900,000            12       10,128,943.26      1.55       6.175      84.04        657     41.70
900,001 - 1,000,000             3        2,879,356.10      0.44       5.917      78.06        646     39.40
                            -----     ---------------    ------       -----      -----        ---     -----
TOTAL:                      3,016     $653,623,983.68    100.00%      7.100%     81.21%       617     42.07%
                            =====     ===============    ======       =====      =====        ===     =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]

FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            ORIGINAL TERM TO MATURITY

                                                      Percent of
Range of Original       Number of       Group 2         Group 2    Weighted   Weighted    Weighted   Weighted
Terms to Maturity       Mortgage       Principal      Principal    Average    Average     Average    Average
(Months)                  Loans         Balance        Balance      Coupon      LTV*        FICO        DTI
-----------------       ---------   ---------------   ----------   --------   --------    --------   --------
1 - 180                     242     $  3,493,963.82       0.53%     10.980%     89.94%      615       42.14%
181 - 240                    96        3,176,322.18       0.49      10.125      95.68       634       41.05
241 - 300                     1           99,805.19       0.02       8.490      14.60       591       32.56
301 - 360                 2,677      646,853,892.49      98.96       7.064      81.10       617       42.08
                          -----     ---------------     ------      ------      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======      ======      =====       ===       =====

                           REMAINING TERM TO MATURITY

                                                      Percent of
Range of Remaining      Number of       Group 2        Group 2     Weighted   Weighted    Weighted   Weighted
Terms to Maturity       Mortgage       Principal      Principal    Average    Average     Average    Average
(Months)                  Loans         Balance        Balance      Coupon      LTV*        FICO        DTI
------------------      ---------   ---------------   ----------   --------   --------    --------   --------
1 - 180                     242     $  3,493,963.82       0.53%     10.980%     89.94%      615       42.14%
181 - 240                    96        3,176,322.18       0.49      10.125      95.68       634       41.05
241 - 300                     1           99,805.19       0.02       8.490      14.60       591       32.56
301 - 360                 2,677      646,853,892.49      98.96       7.064      81.10       617       42.08
                          -----     ---------------     ------      ------      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======      ======      =====       ===       =====

                                  PROPERTY TYPE

                                                      Percent of
                        Number of       Group 2        Group 2     Weighted   Weighted    Weighted   Weighted
                        Mortgage       Principal      Principal    Average    Average     Average    Average
Property Type            Loans          Balance        Balance      Coupon      LTV*        FICO        DTI
-------------           ---------   ---------------   ----------   --------   --------    --------   --------
Single Family             2,579     $552,576,035.15      84.54%      7.077%     81.20%      614       42.04%
Two-to Four-
 Family                     252       62,992,104.38       9.64       7.270      81.68       629       43.62
Condominium                 184       37,941,706.01       5.80       7.151      80.60       631       39.96
Manufactured                  1          114,138.14       0.02       7.750      90.00       601       42.18
                          -----     ---------------     ------       -----      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======       =====      =====       ===       =====

                                  LOAN PURPOSE

                                                      Percent of
                        Number of      Group 2         Group 2     Weighted   Weighted    Weighted   Weighted
                        Mortgage      Principal       Principal    Average    Average     Average    Average
Loan Purpose             Loans         Balance         Balance      Coupon      LTV*        FICO       DTI
----------------------  ---------   ---------------   ----------   --------   --------    --------   --------
Purchase                  1,440     $251,937,195.88      38.54%      7.138%     85.52%      641       42.01%
Refinance - Cashout       1,205      308,372,573.43      47.18       7.081      78.56       603       42.39
Debt Consolidation          296       72,653,663.28      11.12       7.076      78.65       599       41.18
Home Improvement             49       14,885,272.17       2.28       6.846      77.78       587       41.82
Refinance - Rate/Term        26        5,775,278.92       0.88       7.373      75.72       616       39.97
                          -----     ---------------     ------       -----      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======       =====      =====       ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]

FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                      Percent of
Range of Original       Number of       Group II       Group II    Weighted   Weighted    Weighted   Weighted
Loan-to-Value           Mortgage       Principal      Principal    Average    Average     Average    Average
Ratios (%)               Loans          Balance        Balance      Coupon      LTV*        FICO       DTI
-----------------       ---------   ---------------   ----------   --------   --------    --------   --------
50.00 or less                71     $ 11,497,461.57       1.76%      7.414%     40.89%      585       38.96%
50.01 - 55.00                41        9,425,717.63       1.44       7.515      53.19       566       43.36
55.01 - 60.00                56       12,165,979.37       1.86       7.707      57.81       573       43.09
60.01 - 65.00               110       25,854,929.61       3.96       7.731      63.56       581       41.15
65.01 - 70.00               122       29,963,064.91       4.58       7.628      68.75       574       43.19
70.01 - 75.00               171       45,860,015.23       7.02       7.400      73.84       582       42.27
75.01 - 80.00               857      251,890,916.49      38.54       6.587      79.76       628       42.13
80.01 - 85.00               208       59,650,303.38       9.13       6.801      84.35       603       41.08
85.01 - 90.00               547      138,754,809.85      21.23       6.924      89.75       621       42.25
90.01 - 95.00               235       19,918,039.83       3.05       7.717      94.48       642       43.84
95.01 - 100.00              598       48,642,745.81       7.44       9.120      99.88       663       41.58
                          -----     ---------------     ------       -----      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======       =====      =====       ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                              [FREMONT INVESTMENT & LOAN LOGO]

FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                   STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                      Percent of
State Distribution      Number of       Group 2         Group 2    Weighted   Weighted    Weighted   Weighted
   of Mortgaged         Mortgage       Principal      Principal    Average    Average     Average    Average
    Properties            Loans         Balance        Balance      Coupon      LTV*        FICO       DTI
------------------      ---------   ---------------   ----------   --------   --------    --------   --------
California                  807     $245,504,470.84      37.56%      6.766%     80.57%      623       42.37%
New York                    262       77,591,110.64      11.87       7.045      81.43       632       43.69
New Jersey                  220       53,679,151.47       8.21       7.418      79.10       610       42.39
Florida                     299       51,162,104.92       7.83       7.291      80.44       605       40.39
Maryland                    127       26,456,164.38       4.05       7.331      81.51       601       43.26
Illinois                    166       25,131,034.96       3.84       7.326      82.66       614       42.43
Virginia                    111       22,594,930.16       3.46       7.290      83.24       608       43.54
Massachusetts                79       20,798,193.37       3.18       7.487      77.98       604       42.58
Georgia                     135       15,712,056.29       2.40       7.474      86.63       613       41.04
Connecticut                  50       11,653,029.69       1.78       7.204      81.35       625       40.09
Colorado                     76       10,301,373.24       1.58       6.947      85.37       621       39.75
Nevada                       55       10,193,387.45       1.56       7.244      80.40       597       41.72
Hawaii                       29        9,910,013.17       1.52       6.537      77.91       653       37.89
Minnesota                    65        9,306,740.26       1.42       7.241      84.09       614       43.42
Washington                   48        7,748,069.33       1.19       7.001      83.01       627       39.33
Arizona                      49        6,753,448.02       1.03       7.334      81.19       608       37.23
Michigan                     56        5,575,147.79       0.85       8.159      84.67       596       41.12
Wisconsin                    37        4,611,488.16       0.71       7.666      85.04       589       40.30
Pennsylvania                 36        4,527,345.67       0.69       7.695      84.48       627       42.31
North Carolina               47        4,333,780.31       0.66       7.554      86.72       592       38.56
Texas                        47        4,214,303.41       0.64       8.222      84.45       598       41.27
Ohio                         25        3,042,087.60       0.47       7.401      86.62       601       39.91
Oregon                       15        3,002,324.92       0.46       7.417      82.61       631       42.93
Tennessee                    22        2,151,122.06       0.33       7.973      82.75       583       40.37
Indiana                      21        2,056,639.25       0.31       7.749      79.51       611       40.03
South Carolina               14        2,032,166.53       0.31       7.809      86.93       573       46.01
Rhode Island                 13        1,827,442.48       0.28       7.491      74.71       580       48.11
Missouri                     14        1,566,875.24       0.24       7.641      83.52       590       38.17
Utah                         17        1,553,544.05       0.24       7.902      88.58       595       39.41
Oklahoma                     12        1,552,237.21       0.24       8.072      83.11       578       34.58
Other                        62        7,082,200.81       1.08       7.507      83.05       595       39.52
                          -----     ---------------     ------       -----      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======       =====      =====       ===       =====

                               DOCUMENTATION TYPE

                                                      Percent of
                        Number of       Group 2        Group 2     Weighted   Weighted    Weighted   Weighted
                        Mortgage       Principal      Principal    Average    Average     Average    Average
 Documentation Type      Loans          Balance        Balance      Coupon      LTV*        FICO       DTI
--------------------    ---------   ---------------   ----------   --------   --------    --------   --------
Full Documentation        2,006     $393,422,308.16      60.19%      6.922%     82.73%      610       41.95%
Stated Documentation        956      246,882,267.71      37.77       7.378      78.79       629       42.57
Easy Documentation           54       13,319,407.81       2.04       7.185      81.06       587       36.39
                          -----     ---------------     ------       -----      -----       ---       -----
TOTAL:                    3,016     $653,623,983.68     100.00%      7.100%     81.21%      617       42.07%
                          =====     ===============     ======       =====      =====       ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                  CREDIT SCORES

                                             Percent of
                 Number of      Group 2        Group 2   Weighted  Weighted  Weighted  Weighted
Range of Credit   Mortgage     Principal      Principal   Average   Average   Average   Average
Scores             Loans        Balance        Balance    Coupon      LTV      FICO       DTI
-----------------------------------------------------------------------------------------------
500 or less            10   $  2,642,625.64       0.40%    8.622%    66.83%    500       46.15%
501 - 525             209     44,041,030.63       6.74     8.560     70.61     514       43.57
526 - 550             217     48,267,926.86       7.38     7.797     74.87     537       42.53
551 - 575             361     70,152,940.76      10.73     7.501     79.64     563       43.17
576 - 600             540     90,493,628.04      13.84     7.214     82.27     589       42.42
601 - 625             487    110,442,135.48      16.90     6.826     82.27     613       41.29
626 - 650             437    104,264,051.79      15.95     6.692     82.34     638       41.64
651 - 675             326     77,811,640.33      11.90     6.695     83.68     662       42.23
676 - 700             211     51,772,312.37       7.92     6.711     84.47     686       41.46
701 - 725             111     26,179,188.88       4.01     6.671     84.82     712       41.19
726 - 750              64     17,579,433.59       2.69     7.040     87.74     739       39.48
751 - 775              29      6,897,954.75       1.06     6.722     85.63     762       43.24
776 - 800              13      2,649,822.96       0.41     6.680     77.90     781       43.88
801 - 825               1        429,291.60       0.07     6.990     78.90     804       40.37
                    -----   ---------------     ------     -----     -----     ---       -----
TOTAL:              3,016   $653,623,983.68     100.00%    7.100%    81.21%    617       42.07%
                    =====   ===============     ======     =====     =====     ===       =====

                                 OCCUPANCY TYPE

                                             Percent of
                 Number of      Group 2        Group 2   Weighted  Weighted  Weighted  Weighted
                  Mortgage     Principal      Principal   Average   Average   Average   Average
Occupancy Type     Loans        Balance        Balance    Coupon      LTV      FICO       DTI
-----------------------------------------------------------------------------------------------
Owner Occupied      2,786   $614,252,762.84      93.98%    7.073%    81.11%    616       42.21%
Investment            195     29,418,740.51       4.50     7.661     82.08     631       40.44
Second Home            35      9,952,480.33       1.52     7.075     85.09     641       38.07
                    -----   ---------------     ------     -----     -----     ---       -----
TOTAL:              3,016   $653,623,983.68     100.00%    7.100%    81.21%    617       42.07%
                    =====   ===============     ======     =====     =====     ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            RANGE OF MORTGAGE RATES

                                               Percent of
                   Number of      Group 2        Group 2   Weighted  Weighted  Weighted  Weighted
Range of Mortgage   Mortgage     Principal      Principal   Average   Average   Average   Average
Rates (%)            Loans        Balance        Balance    Coupon     LTV*      FICO       DTI
-------------------------------------------------------------------------------------------------
6.000 or Less           321   $120,826,409.50      18.49%    5.702%    79.35%    648       42.22%
6.001 - 6.500           394    132,177,667.01      20.22     6.312     80.54     637       41.45
6.501 - 7.000           478    139,008,756.31      21.27     6.803     82.19     617       42.89
7.001 - 7.500           317     79,261,930.69      12.13     7.304     82.05     601       41.78
7.501 - 8.000           325     74,308,495.02      11.37     7.796     81.36     592       41.19
8.001 - 8.500           194     31,251,956.97       4.78     8.300     80.06     581       41.80
8.501 - 9.000           204     27,902,926.98       4.27     8.800     81.47     582       41.75
9.001 - 9.500            98     10,763,754.24       1.65     9.347     78.88     573       42.90
9.501 - 10.000          123     11,818,735.57       1.81     9.837     82.40     589       43.97
10.001 - 10.500          76      5,479,610.75       0.84    10.292     85.03     598       43.16
10.501 - 11.000         155      8,490,115.22       1.30    10.856     87.60     589       41.86
11.001 - 11.500         148      7,919,055.48       1.21    11.299     87.77     603       43.48
11.501 - 12.000          70      2,349,402.13       0.36    11.766     78.89     570       44.58
12.001 - 12.500          85      1,260,602.73       0.19    12.293     85.12     586       43.30
12.501 - 13.000          18        689,697.52       0.11    12.652     98.83     623       44.50
13.001 - 13.500          10        114,867.56       0.02    13.293     91.29     622       35.78
                      -----   ---------------     ------    ------     -----     ---       -----
TOTAL:                3,016   $653,623,983.68     100.00%    7.100%    81.21%    617       42.07%
                      =====   ===============     ======    ======     =====     ===       =====

                             MAXIMUM MORTGAGE RATES

                                               Percent of
                   Number of      Group 2        Group 2   Weighted  Weighted  Weighted  Weighted
Range of Maximum    Mortgage     Principal      Principal   Average   Average   Average   Average
Mortgage Rates(%)    Loans        Balance        Balance    Coupon     LTV*      FICO       DTI
-------------------------------------------------------------------------------------------------
Fixed Rate            1,019   $102,005,705.97      15.61%    7.931%    83.63%    633       40.89%
11.001 - 12.000          17      7,232,667.07       1.11     4.989     77.26     695       37.33
12.001 - 13.000         275    103,504,670.04      15.84     5.724     79.71     644       42.47
13.001 - 14.000         734    233,377,984.61      35.71     6.566     82.32     626       42.33
14.001 - 15.000         571    136,241,041.18      20.84     7.541     82.02     595       42.15
15.001 - 16.000         261     48,602,641.29       7.44     8.514     78.67     570       42.08
16.001 - 17.000          83     13,661,363.31       2.09     9.553     70.67     537       43.87
17.001 - 18.000          33      4,984,023.95       0.76    10.605     63.78     528       41.30
18.001 - 19.000          20      3,702,584.87       0.57    11.394     62.59     525       47.51
19.001 - 20.000           3        311,301.39       0.05    12.329     51.51     517       44.31
                      -----   ---------------     ------    ------     -----     ---       -----
TOTAL:                3,016   $653,623,983.68     100.00%    7.100%    81.21%    617       42.07%
                      =====   ===============     ======    ======     =====     ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                                [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             MINIMUM MORTGAGE RATES

                                                     Percent of
Range of Minimum   Number of       Group 2             Group 2      Weighted   Weighted  Weighted  Weighted
Mortgage Rates     Mortgage       Principal           Principal     Average     Average   Average   Average
(%)                  Loans         Balance             Balance       Coupon      LTV*      FICO       DTI
-----------------------------------------------------------------------------------------------------------
Fixed Rate           1,019     $   102,005,705.97       15.61%        7.931%     83.63%     633      40.89%
4.001 - 5.000           17           7,232,667.07        1.11         4.989      77.26      695      37.33
5.001 - 6.000          275         103,504,670.04       15.84         5.724      79.71      644      42.47
6.001 - 7.000          735         233,533,750.12       35.73         6.568      82.31      626      42.33
7.001 - 8.000          571         136,241,041.18       20.84         7.541      82.02      595      42.15
8.001 - 9.000          261          48,602,641.29        7.44         8.514      78.67      570      42.08
9.001 - 10.000          82          13,505,597.80        2.07         9.554      70.62      537      43.84
10.001 - 11.000         33           4,984,023.95        0.76        10.605      63.78      528      41.30
11.001 - 12.000         20           3,702,584.87        0.57        11.394      62.59      525      47.51
12.001 - 13.000          3             311,301.39        0.05        12.329      51.51      517      44.31
                     -----     ------------------      ------        ------      -----      ---      -----
TOTAL:               3,016     $   653,623,983.68      100.00%        7.100%     81.21%     617      42.07%
                     =====     ==================      ======        ======      =====      ===      =====

                                  GROSS MARGINS

                                                   Percent of
                 Number of         Group 2           Group 2      Weighted   Weighted  Weighted     Weighted
Range of Gross    Mortgage        Principal         Principal      Average    Average   Average      Average
Margins (%)        Loans           Balance           Balance       Coupon       LTV*     FICO         DTI
------------------------------------------------------------------------------------------------------------
Fixed Rate         1,019      $   102,005,705.97       15.61%       7.931%     83.63%     633         40.89%
5.001 - 6.000         19            7,896,071.95        1.21        5.124      76.90      686         38.28
6.001 - 7.000      1,978          543,722,205.76       83.19        6.973      80.82      613         42.35
                   -----      ------------------      ------        -----      -----      ---         -----
TOTAL:             3,016      $   653,623,983.68      100.00%       7.100%     81.21%     617         42.07%
                   =====      ==================      ======        =====      =====      ===         =====

                            NEXT RATE ADJUSTMENT DATE

                                                      Percent of
                    Number of         Group 2           Group 2      Weighted   Weighted  Weighted    Weighted
Next Rate           Mortgage        Principal         Principal      Average    Average   Average     Average
Adjustment Date       Loans           Balance           Balance       Coupon       LTV*     FICO        DTI
--------------------------------------------------------------------------------------------------------------
Fixed Rate            1,019      $   102,005,705.97       15.61%       7.931%     83.63%     633        40.89%
2006-July                 2              410,269.82        0.06        7.841      80.00      544        48.51
2006-August              16            3,019,435.80        0.46        7.865      79.57      589        38.38
2006-September           15            3,917,133.02        0.60        8.197      74.97      579        39.96
2006-October             88           21,444,736.96        3.28        7.628      80.68      591        44.09
2006-November           185           52,385,796.95        8.01        6.881      78.90      610        42.90
2006-December         1,592          439,001,113.56       67.16        6.937      81.16      615        42.17
2007-September            1               88,955.56        0.01        8.150      85.00      569        21.90
2007-October              2              559,883.34        0.09        7.986      78.10      664        37.56
2007-November             7            2,929,580.05        0.45        6.376      80.99      640        40.71
2007-December            60           19,208,337.35        2.94        6.407      78.32      632        41.32
2009-October              2              428,770.65        0.07        7.833      82.87      615        42.81
2009-November             1              143,559.48        0.02        5.900      76.60      629        44.52
2009-December            26            8,080,705.17        1.24        6.449      80.64      624        45.74
                      -----      ------------------      ------        -----      -----      ---        -----
TOTAL:                3,016      $   653,623,983.68      100.00%       7.100%     81.21%     617        42.07%
                      =====      ==================      ======        =====      =====      ===        =====

[CREDIT SUISSE FIRST BOSTON LOGO]

                                                [FREMONT INVESTMENT & LOAN LOGO]
FHLT SERIES 2005-A TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            INITIAL PERIODIC RATE CAP

                                                        Percent of
                       Number of         Group 2          Group 2       Weighted   Weighted  Weighted     Weighted
Initial Periodic Rate  Mortgage         Principal        Principal      Average    Average    Average     Average
Cap (%)                  Loans           Balance          Balance        Coupon      LTV*      FICO         DTI
------------------------------------------------------------------------------------------------------------------
Fixed Rate               1,019      $   102,005,705.97       15.61%       7.931%     83.63%     633         40.89%
3.000                    1,997          551,618,277.71       84.39        6.946      80.76      614         42.29
                         -----      ------------------      ------        -----      -----      ---         -----
TOTAL:                   3,016      $   653,623,983.68      100.00%       7.100%     81.21%     617         42.07%
                         =====      ==================      ======        =====      =====      ===         =====

                          SUBSEQUENT PERIODIC RATE CAP

                                                          Percent of
                        Number of         Group 2           Group 2     Weighted    Weighted   Weighted    Weighted
Subsequent Periodic     Mortgage         Principal         Principal     Average     Average   Average      Average
Rate Cap (%)              Loans           Balance           Balance      Coupon       LTV*      FICO          DTI
-------------------------------------------------------------------------------------------------------------------
Fixed Rate                1,019      $   102,005,705.97         15.61%     7.931%     83.63%     633         40.89%
1.500                     1,997          551,618,277.71         84.39      6.946      80.76      614         42.29
                          -----      ------------------        ------      -----      -----      ---         -----
TOTAL:                    3,016      $   653,623,983.68        100.00%     7.100%     81.21%     617         42.07%
                          =====      ==================        ======      =====      =====      ===         =====

                                  PRODUCT TYPE

                                                            Percent of
                          Number of         Group 2           Group 2      Weighted   Weighted   Weighted    Weighted
                          Mortgage         Principal         Principal      Average    Average   Average      Average
Product Type               Loans            Balance           Balance       Coupon       LTV*      FICO         DTI
---------------------------------------------------------------------------------------------------------------------
2/28 ARM                    1,597      $   404,981,192.11       61.96%       7.222%     80.33%     604         42.63%
2/28 Interest Only
ARM                           301          115,197,294.00       17.62        6.108      82.71      645         41.09
3/27 ARM                       45           12,588,824.49        1.93        6.907      78.32      616         42.90
3/27 Interest Only
ARM                            25           10,197,931.81        1.56        5.884      79.14      654         38.82
5/25 ARM                       29            8,653,035.30        1.32        6.508      80.68      624         45.58
Fixed Rate                  1,019          102,005,705.97       15.61        7.931      83.63      633         40.89
                            -----      ------------------      ------        -----      -----      ---         -----
TOTAL:                      3,016      $   653,623,983.68      100.00%       7.100%     81.21%     617         42.07%
                            =====      ==================      ======        =====      =====      ===         =====

                              INTEREST ONLY PERIOD

                                                         Percent of
                        Number of        Group 2           Group 2      Weighted   Weighted   Weighted    Weighted
Interest Only Period    Mortgage        Principal         Principal      Average    Average   Average      Average
(Months)                 Loans           Balance           Balance       Coupon       LTV*      FICO         DTI
------------------------------------------------------------------------------------------------------------------
   0                     2,690      $   528,228,757.87       80.82%       7.340%     80.92%     610         42.35%
   24                      301          115,197,294.00       17.62        6.108      82.71      645         41.09
   36                       25           10,197,931.81        1.56        5.884      79.14      654         38.82
                         -----      ------------------      ------        -----      -----      ---         -----
TOTAL:                   3,016      $   653,623,983.68      100.00%       7.100%     81.21%     617         42.07%
                         =====      ==================      ======        =====      =====      ===         =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                  LIEN POSITION

                                           Percent of
               Number of       Group 2      Group 2    Weighted  Weighted  Weighted  Weighted
               Mortgage       Principal    Principal   Average   Average   Average   Average
Lien Position   Loans          Balance       Balance   Coupon     LTV*      FICO      DTI
---------------------------------------------------------------------------------------------
First Lien      2,268     $621,770,803.14   95.13%      6.939%    80.28%     615      42.06%
Second Lien       748       31,853,180.54    4.87      10.247     99.28      645      42.19
                -----     ---------------  ------      ------     -----      ---      -----
TOTAL:          3,016     $653,623,983.68  100.00%      7.100%    81.21%     617      42.07%
                =====     ===============  ======      ======     =====      ===      =====

                             PREPAYMENT PENALTY TERM

 Original                      Group 2        Percent of
 Prepayment    Number of      Original         Group 2     Weighted  Weighted  Weighted  Weighted
Penalty Term   Mortgage       Principal       Principal    Average   Average   Average   Average
 (Months)       Loans         Balance          Balance     Coupon      LTV*      FICO      DTI
-------------------------------------------------------------------------------------------------
None               636    $116,570,867.66       17.83%       7.556%    82.01%    622       41.68%
12                 393      93,900,688.23       14.37        7.080     81.04     622       42.66
24               1,730     385,382,328.39       58.96        7.020     81.55     612       42.42
30                   1         161,200.48        0.02        6.400     85.00     638       42.78
36                 256      57,608,898.92        8.81        6.748     77.57     626       39.59
                 -----    ---------------      ------        -----     -----     ---       -----
TOTAL:           3,016    $653,623,983.68      100.00%       7.100%    81.21%    617       42.07%
                 =====    ===============      ======        =====     =====     ===       =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CSFB CONTACTS

                                  NAME            PHONE EXTENSION
                              ----------------    ---------------
ASSET FINANCE:

      Banking                 Boris Grinberg      (212) 325-4375

                              Roland Jawurek      (212) 325-3169

                              Sean Walker         (212) 325-4310

                              Ryan T. Stroker     (212) 325-0391

      Collateral              Moses Kimanzi       (212) 325-9081

      Structure               Josh Powell         (212) 325-0616


ASSET BACKED SYNDICATION:     Tricia Hazelwood    (212) 325-8549

                              Melissa Simmons     (212) 325-8549

                              Jim Drvostep        (212) 325-8549

[CREDIT SUISSE FIRST BOSTON LOGO]

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED FEBRUARY 1, 2005

                        [FREMONT INVESTMENT & LOAN LOGO]

                          $1,187,538,000 (APPROXIMATE)

                         FREMONT HOME LOAN TRUST 2005-A,
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                             WELLS FARGO BANK, N.A.
                                (MASTER SERVICER)

                                FEBRUARY 1, 2005

                       [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                       COMPUTATIONAL MATERIALS DISCLAIMER

  By entering into a transaction with Credit Suisse First Boston LLC ("CSFB"), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers as you deem necessary to assist you in making these determinations. You should also understand that CSFB, or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB, or their affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

  Attached is a Series Term Sheet describing the structure, collateral pool and certain aspects of the Fremont Home Loan Trust 2005-A, Mortgage-Backed Certificates, Series 2005-A (the "Certificates"). The attached Series Term Sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a Prospectus and Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

  Neither CSFB nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

  A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

  AN INVESTOR OR POTENTIAL INVESTOR IN THE CERTIFICATES (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH PERSON OR ENTITY) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION (AS DEFINED IN UNITED STATES TREASURY REGULATION SECTION 1.6011-4) AND ALL RELATED MATERIALS OF ANY KIND, INCLUDING OPINIONS OR OTHER TAX ANALYSES, THAT ARE PROVIDED TO SUCH PERSON OR ENTITY. HOWEVER, SUCH PERSON OR ENTITY MAY NOT DISCLOSE ANY OTHER INFORMATION RELATING TO THIS TRANSACTION UNLESS SUCH INFORMATION IS RELATED TO SUCH TAX TREATMENT AND TAX STRUCTURE.

  Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                         FREMONT HOME LOAN TRUST 2005-A
                          $1,187,538,000 (APPROXIMATE)

                                                              Principal
              Principal                          WAL        Payment Window              Interest  Legal Final    Expected Ratings
 Class        Balance(3)        Coupon       (Call/Mat)       (Call/Mat)      C/E(4)      Type      Maturity     (Moody's/S&P)(5)
-------      --------------     ------       -----------    -------------     ------    --------  ------------   ----------------
1-A-1(6)     $  349,760,000     (1)(2)       2.42 / 2.58     1 - 77 / 167     23.05%    Floating  January 2035        Aaa/AAA
1-A-2(6)     $   87,440,000     (1)(2)       2.42 / 2.58     1 - 77 / 167     23.05%    Floating  January 2035        Aaa/AAA
2-A-1(7)     $  199,500,000     (1)(2)       1.00 / 1.00     1 - 20 / 20      23.05%    Floating  January 2035        Aaa/AAA
2-A-2(7)     $  269,400,000     (1)(2)       3.00 / 3.00    20 - 77 / 79      23.05%    Floating  January 2035        Aaa/AAA
2-A-3(7)     $   34,034,000     (1)(2)       6.43 / 9.02    77 - 77 / 171     23.05%    Floating  January 2035        Aaa/AAA
   M1        $   56,200,000     (1)(2)       4.65 / 5.10    41 - 77 / 146     18.45%    Floating  January 2035        Aa1/AA+
   M2        $   56,200,000     (1)(2)       4.58 / 5.02    40 - 77 / 139     13.85%    Floating  January 2035        Aa2/AA
   M3        $   26,268,000     (1)(2)       4.55 / 4.97    39 - 77 / 130     11.70%    Floating  January 2035        Aa3/AA-
   M4        $   21,381,000     (1)(2)       4.55 / 4.94    39 - 77 / 125      9.95%    Floating  January 2035         A1/A+
   M5        $   20,159,000     (1)(2)       4.53 / 4.90    38 - 77 / 119      8.30%    Floating  January 2035         A2/A
   M6        $   18,326,000     (1)(2)       4.53 / 4.87    38 - 77 / 114      6.80%    Floating  January 2035         A3/A-
   M7        $   18,326,000     (1)(2)       4.52 / 4.82    37 - 77 / 108      5.30%    Floating  January 2035       Baa1/BBB+
   M8        $   14,661,000     (1)(2)       4.51 / 4.74    37 - 77 / 100      4.10%    Floating  January 2035       Baa2/BBB
   M9        $   15,883,000     (1)(2)       4.51 / 4.64    37 - 77 / 92       2.80%    Floating  January 2035       Baa3/BBB-
 M10(8)      $   12,217,000     (1)(2)            NOT OFFERED HEREIN           1.80%    Floating                      Ba1/BB+
             --------------
TOTALS       $1,199,755,000

(1) 1 Month LIBOR plus the related margin, subject to a cap as described herein.

(2) The margins on the Senior Certificates (defined herein) will increase 2x and the margins on the Subordinate Certificates will increase 1.5x the related initial margin after the Optional Termination Date.

(3) The principal balance of each class of Certificates is subject to a 10% variance.

(4) Credit Enhancement ("C/E") includes upfront overcollateralization.

(5) Rating Agency Contacts: Todd Swanson, Moody's Ratings (212) 553-3847 and George Kimmel, Standard and Poor's (212) 438-1575.

(6) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Group 1 Senior Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

(7) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (the "Group 2 Senior Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Principal Payment Priority" cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

(8) The Class M10 Certificates are not offered herein.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  SUMMARY OF TERMS

  Issuer:                            Fremont Home Loan Trust 2005-A

  Depositor:                         Fremont Mortgage Securities Corporation

  Trustee:                           HSBC Bank USA, National Association

  Master Servicer and Trust          Wells Fargo Bank, N.A.
  Administrator:

  Servicer:                          Fremont Investment & Loan

  Lead Underwriter:                  Credit Suisse First Boston LLC

  Co-Managers:                       Goldman, Sachs & Co., Lehman Brothers and
                                     RBS Greenwich Capital

  Distribution Date:                 25th day of each month, or if the 25th day
                                     is not a Business Day, the next succeeding
                                     Business Day. The first Distribution Date is March 25, 2005.

  Statistical Calculation Date:      January 1, 2005

  Cut-off Date:                      February 1, 2005

  Pricing Date:                      Week of January 31, 2005

  Closing Date:                      On or about February 22, 2005

  Delay Days:                        0 day delay with respect to each class of
                                     Offered Certificates

  Day Count:                         Actual/360 on the Offered Certificates

  Collection Period:                 2nd day of prior month through 1st day of
                                     month of the related Distribution Date

  Senior Certificates:               Together, the Class 1-A-1 and Class 1-A-2
                                     Certificates ( the "Group 1 Senior
                                     Certificates") and the Class 2-A-1, Class
                                     2-A-2 and Class 2-A-3 Certificates (the
                                     "Group 2 Senior Certificates") are referred to herein as the "Senior Certificates."

  Subordinate Certificates:
                                     Together, the Class M1, Class M2, Class M3,
                                     Class M4, Class M5, Class M6, Class M7,
                                     Class M8, Class M9 and Class M10
                                     Certificates are referred to herein as the "Subordinate Certificates."

  Offered Certificates:
                                     Together, the Class 1-A-1, Class 1-A-2,
                                     Class 2-A-1, Class 2-A-2, Class 2-A-3,
                                     Class M1, Class M2, Class M3, Class M4,
                                     Class M5, Class M6, Class M7, Class M8 and
                                     Class M9 Certificates are referred to
                                     herein as the "Offered Certificates."

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  SUMMARY OF TERMS (CONTINUED)

  Non-Offered Certificates:          The Class M10, Class C, Class P and Class
                                     R Certificates.

  Certificates:                      Together, the Senior Certificates and the
                                     Subordinate Certificates are referred to herein as the "Certificates."

  Prepayment Period:                 The period from and including the 16th day
                                     of the month preceding the month in which such Distribution Date occurs to and including the 15th day of the month in which that Distribution Date occurs.

  Servicing Fee:                     The servicing fee is equal to a per annum
                                     rate of 0.50% of the mortgage loan
                                     principal balance payable monthly.

  Master Servicing Fee:              The master servicing fee is equal to a per
                                     annum rate of 0.01% of the mortgage loan principal balance payable monthly.

  Clearing/Registration:             Book-entry through DTC, Euroclear, and
                                     Clearstream.

  Denomination:                      $25,000 minimum and increments $1 in excess
                                     thereof for the Senior Certificates and the Subordinate Certificates (other than the
                                     Class M10 Certificates).

  Optional Termination:              The transaction may be called by the
                                     majority holders of the Class C
                                     Certificates, on any Distribution Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage
                                     Loans (the "Optional Termination Date"). If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Senior Certificates will increase to 2x their initial margins and the margins on the Subordinate Certificates will increase to 1.5x their initial margins.

  SMMEA Eligibility:                 [The Group 1 Senior Certificates are
                                     expected to be SMMEA eligible.] The other classes of Certificates are not expected to be SMMEA eligible.

  ERISA Eligibility:                 The Senior Certificates and the Subordinate
                                     Certificates (other than the Class M10
                                     Certificates) are expected to be ERISA
                                     eligible.

  Tax Status:                        It is anticipated that the Senior
                                     Certificates and the Subordinate
                                     Certificates will represent ownership of
                                     REMIC regular interests for tax purposes.

  Pricing Prepayment Speed:          Fixed Rate Mortgage Loans: 115% PPC;  100%
                                     of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4%
                                     CPR for the first month and increasing
                                     approximately 1.45% (16%/11) CPR for each of the next 11 months to 20% CPR in month
                                     12 and thereafter.

                                     Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  Mortgage Loans:                    The pool is comprised of closed-end,
                                     fixed-rate and adjustable-rate, first and second lien mortgage loans. As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans totaled approximately $1,221,746,634 (the
                                     "Mortgage Loans"), of which: (i)
                                     approximately $568,122,651 were conforming balance mortgage loans allocated to Group 1
                                     (the "Group 1 Mortgage Loans") and (ii)
                                     approximately $653,623,984 were either
                                     conforming or non-conforming balance
                                     mortgage loans allocated to Group 2 (the
                                     "Group 2 Mortgage Loans").

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  INTEREST PAYMENT PRIORITY

  The "Formula Rate" for the Senior and Subordinate Certificates will be equal to the lesser of (i) the Base Rate for each such class and (ii) the applicable Maximum Cap Rate. Interest on the Certificates will be calculated on an actual / 360 basis.

  The "Base Rate" for the Senior and Subordinate Certificates is 1 Month LIBOR plus the related margin.

  The "Accrual Period" for the Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (in the case of the first Accrual Period, beginning on the Closing Date) and ending on the day immediately preceding the related Distribution Date.

  INTEREST RECEIVED OR ADVANCED ON EACH DISTRIBUTION DATE WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

      A. Interest received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator related to the Group 1 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;

            (ii) Concurrently, to the Group 1 Senior Certificates, related Current Interest and Unpaid Interest Amount; and

            (iii) The remaining amount pursuant to clause C below.

      B. Interest received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

            (i) To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Trustee, Master Servicer, or Securities Administrator related to the Group 2 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;

            (ii) Concurrently, to the Group 2 Senior Certificates, related Current Interest and Unpaid Interest Amount; and

            (iii) The remaining amount pursuant to clause C below.

      C. Remaining interest received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans

            (i) Concurrently, to the Senior Certificates, the related Current Interest and Unpaid Interest Amount to the extent not paid pursuant to clauses A and B above on the applicable Distribution Date, allocated among each class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each class in the absence of such shortfall; and

            (ii) Sequentially, to each class of Subordinate Certificates in alphanumeric order, related Current Interest and Unpaid Interest Amount.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  On any Distribution Date, interest remaining after distributions made pursuant to clauses A, B and C above plus any overcollateralization release amount for such Distribution Date ("Excess Cashflow") will be distributed as follows:

  (1) To the Certificates as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain credit enhancement for each such class of certificates;

  (2) To the Subordinate Certificates, any Applied Realized Loss Amount allocable to any such class of Certificates;

  (3) To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

  (4) To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

  (5) To pay any required remaining amounts to the holder of the Class C Certificate. (1)

    (1) Any amounts received from the Interest Rate Cap Agreement will be allocated in steps (3), (4) and (5), in that order of priority.

  UNPAID INTEREST AMOUNT

  "Unpaid Interest Amount" for each class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable interest rate.

  "Current Interest" for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the lower of (a) the Formula Rate and (b) the Net WAC Rate during the related Accrual Period on the class principal amount of that class.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  NET WAC CAP

  The "Net WAC Rate" will be equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.

  The "Maximum Cap Rate" on each class of Certificates will be the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.

  The "Adjusted Net Mortgage Rate" for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan minus the sum of (i) the Master Servicing Fee Rate and (ii) the Servicing Fee Rate.

  The "Adjusted Net Maximum Mortgage Rate" for any Mortgage Loan will be equal to the applicable maximum mortgage rate for such Mortgage Loan (or the mortgage rate in the case of the fixed-rate mortgage loans) minus the sum of
  (i) the Master Servicing Fee Rate and (ii) the Servicing Fee Rate.

  BASIS RISK SHORTFALL

  With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a class, as calculated without regard to the applicable Net WAC Rate, exceeds (b) the amount actually paid based on the applicable Net WAC Rate (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  INTEREST RATE CAP AGREEMENT

  The Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Certificates to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans. The Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event 1 Month LIBOR rises above the strike rate. The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

  On each Distribution Date, the interest rate cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement notional balance for that Distribution Date, (b) the excess, if any, of (i) 1 Month LIBOR for the applicable determination date, subject to a maximum of 10% over (ii) the applicable strike rate and (c) the actual number of days in the related Accrual Period divided by 360.

                  NOTIONAL          APPROX. STRIKE                       NOTIONAL          APPROX. STRIKE
PERIOD           BALANCE ($)           RATE (%)              PERIOD     BALANCE ($)            RATE (%)
------         -------------       ---------------           ------    -----------        --------------
   1                 N/A                  N/A                   18      891,381,446              6.46
   2            1,191,730,431            6.46                   19      865,318,557              6.46
   3            1,182,238,383            6.55                   20      838,808,218              6.55
   4            1,171,291,398            6.46                   21      811,917,550              6.46
   5            1,158,907,199            6.55                   22      784,715,030              6.55
   6            1,145,108,911            6.46                   23      757,272,267              8.73
   7            1,129,925,057            6.46                   24      730,867,967              8.72
   8            1,113,389,519            6.55                   25      705,371,548              9.58
   9            1,095,541,471            6.46                   26      680,751,469              8.72
  10            1,076,425,274            6.55                   27      656,977,292              8.96
  11            1,056,090,339            6.46                   28      634,019,644              8.71
  12            1,034,857,325            6.46                   29      611,850,178             10.00
  13            1,012,771,642            6.80                   30      590,449,661              9.82
  14              989,882,283            6.46                   31      569,783,026              9.81
  15              966,241,630            6.55                   32      549,824,824             10.00
  16              941,905,212            6.46                   33      530,550,496              9.80
  17              916,931,463            6.55               Thereafter            0

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  PRINCIPAL PAYMENT PRIORITY

  1) ON EACH DISTRIBUTION DATE (a) PRIOR TO THE STEPDOWN DATE OR (b) IF A TRIGGER EVENT IS IN EFFECT:

      IA. Whenever a Group 1 Sequential Trigger Event is in effect, principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) First, sequentially to the Class 1-A-1 and to the Class 1-A-2 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Priority II(i) below.

      IB. Whenever a Group 1 Sequential Trigger Event is not in effect, principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

            (i) First, pro rata to the Group 1 Senior Certificates, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Priority II(i) below.

      II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

            (i) First, sequentially to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until their certificate principal balances are reduced to zero; and

            (ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates, pursuant to the respective Principal Payment Priority for the Group 1 Senior Certificates (a) Principal Payment Priority IA if a Group 1 Sequential Trigger Event is in effect or (b) Principal Payment Priority IB if a Group 1 Sequential Trigger Event is not in effect.

      III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

            When the principal balance of the Senior Certificates has been reduced to zero, principal from the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, in each case until the related class' certificate principal balance is reduced to zero.

  The "Stepdown Date" is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage or (ii) the 37th Distribution Date.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  2) ON EACH DISTRIBUTION DATE, ON OR AFTER THE STEPDOWN DATE AND AS LONG AS A GROUP 1 SEQUENTIAL TRIGGER EVENT OR TRIGGER EVENT IS NOT IN EFFECT:

      I. Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:

              (i) First, pro rata to the Group 1 Senior Certificates, until the Target Senior Enhancement Percentage for each such class has been reached; and

              (ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Rule II(i) below.

      II. Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:

              (i) First, to the Group 2 Senior Certificates, until the Targeted Senior Enhancement Percentage for each such class has been reached; and

              (ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates pursuant to Principal Payment Rule I(i) above.

      III. Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

              Once the Targeted Senior Enhancement Percentage has been reached with respect to all the Senior Certificates, principal with respect to the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate mortgage loan balance, subject to a floor equal to 0.50% of the Cut-off Date balance of the Mortgage Loans.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  TRIGGER EVENT

  A "Trigger Event" will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [34.70]% of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, and are expected to be as follows:

    Distribution Date                 Loss Percentage
-----------------------------         ---------------
March 2008 to February 2009               [3.50%]

March 2009 to February 2010               [5.25%]

March 2010 to February 2011               [6.75%]

March 2011 and thereafter                 [7.30%]

  A "Group 1 Sequential Trigger Event" is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate balance of the mortgage loans as of the Cut-off Date exceeds [3.50%], or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

  The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

  The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the mortgage loans (including all foreclosures and REO Properties) as of the close of business on the last day of such month.

  "Cumulative Realized Losses" with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by
  (y) the pool balance as of the Cut-off Date.

  CREDIT ENHANCEMENT

  SUBORDINATION

  The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Class M Certificates will be senior to all other classes of Class M Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

  OVERCOLLATERALIZATION

  Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the "Overcollateralization" or "OC"). Excess interest will be used to maintain the OC Target.

  The "OC Target" with respect to any Distribution Date prior to the Stepdown Date is equal to 1.80% of the aggregate mortgage loan balance as of the Cut-off Date. On or after the Stepdown Date, the OC Target is equal to 3.60% of the current aggregate mortgage loan balance, subject to a floor equal to 0.50% of the aggregate mortgage loan balance as of the Cut-off Date. If a Trigger Event has occurred on the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.

  The "Senior Enhancement Percentage" for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal amount of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate mortgage loan balance, after giving effect to distributions on that Distribution Date.

  The "Target Senior Enhancement Percentage" is equal to 2x the initial Senior Enhancement Percentage.

     INITIAL ENHANCEMENT *                ON OR AFTER STEPDOWN DATE**
     CLASS          PERCENTAGE          CLASS              PERCENTAGE
 ------------       ----------         ------------        ----------
Senior                                 Senior
Certificates          23.05%           Certificates           46.10%
Class M1              18.45%           Class M1               36.90%
Class M2              13.85%           Class M2               27.70%
Class M3              11.70%           Class M3               23.40%
Class M4               9.95%           Class M4               19.90%
Class M5               8.30%           Class M5               16.60%
Class M6               6.80%           Class M6               13.60%
Class M7               5.30%           Class M7               10.60%
Class M8               4.10%           Class M8                8.20%
Class M9               2.80%           Class M9                5.60%
Class M10              1.80%           Class M10               3.60%

*Approximate

**Targeted

  LOSSES

  Losses are allocated in the following order: excess spread, overcollateralization, and to the Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates, in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.

  SENSITIVITY TABLES - TO 10% CALL

  [CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PREPAYMENT ASSUMPTION (1) (2)               0%           50%           75%           100%           125%          150%
-----------------------------          ----------    ----------    ---------       ---------     ---------      ---------
Class 1-A-1

Average Life (yrs)                          19.35          4.46         3.15            2.42          1.89           1.51
Modified Duration                           14.30          4.02         2.93            2.30          1.81           1.47
First Principal Payment                 3/25/2005     3/25/2005    3/25/2005       3/25/2005     3/25/2005      3/25/2005
Last Principal Payment                 12/25/2033    10/25/2017    9/25/2013       7/25/2011     3/25/2010      1/25/2008
Principal Window (mos)                        346           152          103              77            61             35

      (1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

      (2)   Assumes a closing date of February 22, 2005.

SENSITIVITY TABLES - TO MATURITY

PREPAYMENT ASSUMPTION (1) (2)         0%             50%            75%            100%            125%           150%
-----------------------------     ----------      ---------      ---------       ---------      ----------      ---------
Class 1-A-1

Average Life (yrs)                     19.39           4.74           3.36            2.58            2.00           1.51
Modified Duration                      14.31           4.21           3.09            2.42            1.91           1.47
First Principal Payment            3/25/2005      3/25/2005      3/25/2005       3/25/2005       3/25/2005      3/25/2005
Last Principal Payment            12/25/2034      1/25/2030      7/25/2023       1/25/2019      12/25/2015      1/25/2008
Principal Window (mos)                   358            299            221             167             130             35

(1) 100% of the Prepayment Assumption is equal to the certificate assumption as defined on page 6 under "Pricing Prepayment Speed."

(2)   Assumes a closing date of February 22, 2005.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

AVAILABLE FUNDS CAP  (1) (2) (3)

PERIOD                 RATE (%)                      PERIOD                RATE (%)
------                 --------                      ------                --------
  1                       NA                           40                    10.98
  2                      6.34                          41                    12.15
  3                      6.55                          42                    11.75
  4                      6.34                          43                    11.74
  5                      6.55                          44                    12.12
  6                      6.34                          45                    11.71
  7                      6.34                          46                    12.10
  8                      6.55                          47                    11.74
  9                      6.34                          48                    11.72
  10                     6.55                          49                    12.97
  11                     6.34                          50                    11.70
  12                     6.34                          51                    12.08
  13                     7.02                          52                    11.67
  14                     6.34                          53                    12.08
  15                     6.55                          54                    11.68
  16                     6.34                          55                    11.66
  17                     6.55                          56                    12.04
  18                     6.34                          57                    11.64
  19                     6.34                          58                    12.01
  20                     6.55                          59                    11.64
  21                     6.34                          60                    11.63
  22                     6.55                          61                    12.86
  23                     8.69                          62                    11.60
  24                     8.68                          63                    11.97
  25                     9.61                          64                    11.57
  26                     8.67                          65                    11.96
  27                     8.96                          66                    11.56
  28                     8.67                          67                    11.55
  29                    10.15                          68                    11.92
  30                     9.81                          69                    11.52
  31                     9.81                          70                    11.88
  32                    10.13                          71                    11.50
  33                     9.80                          72                    11.49
  34                    10.12                          73                    12.70
  35                    11.02                          74                    11.46
  36                    11.01                          75                    11.82
  37                    11.76                          76                    11.42
  38                    10.99                          77                    11.8
  39                    11.35

(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2)   Assumes a closing date of February 22, 2005.

(3)   Assumes a distribution date on the 25th of each month.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

EFFECTIVE NET FUNDS CAP (1)(2)(3)

PERIOD                 RATE (%)                      PERIOD                RATE (%)
------                 --------                      ------                --------
  1                       NA                           40                    10.98
  2                      10.00                         41                    12.15
  3                      10.00                         42                    11.75
  4                      10.00                         43                    11.74
  5                      10.00                         44                    12.12
  6                      10.00                         45                    11.71
  7                      10.00                         46                    12.10
  8                      10.00                         47                    11.74
  9                      10.00                         48                    11.72
  10                     10.00                         49                    12.97
  11                     10.00                         50                    11.70
  12                     10.00                         51                    12.08
  13                     10.00                         52                    11.67
  14                     10.00                         53                    12.08
  15                     10.00                         54                    11.68
  16                     10.00                         55                    11.66
  17                     10.00                         56                    12.04
  18                     10.00                         57                    11.64
  19                     10.00                         58                    12.01
  20                     10.00                         59                    11.64
  21                     10.00                         60                    11.63
  22                     10.00                         61                    12.86
  23                     10.00                         62                    11.60
  24                     10.00                         63                    11.97
  25                     10.00                         64                    11.57
  26                     10.00                         65                    11.96
  27                     10.00                         66                    11.56
  28                     10.00                         67                    11.55
  29                     10.15                         68                    11.92
  30                     10.00                         69                    11.52
  31                     10.00                         70                    11.88
  32                     10.13                         71                    11.50
  33                     10.00                         72                    11.49
  34                     10.12                         73                    12.70
  35                     11.02                         74                    11.46
  36                     11.01                         75                    11.82
  37                     11.76                         76                    11.42
  38                     10.99                         77                    11.80
  39                     11.35

(1) Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes payments from the Interest Rate Cap.

(2)   Assumes a closing date of February 22, 2005.

(3)   Assumes a distribution date on the 25th of each month.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

AVAILABLE EXCESS SPREAD (1) (2)

           SPOT EXCESS   FWD EXCESS                SPOT EXCESS   FWD EXCESS
PERIOD      SPREAD(3)     SPREAD(4)   PERIOD        SPREAD(3)    SPREAD(4)
               (%)           (%)                       (%)          (%)
------      ---------     ---------   ------        ---------    ---------
  1            3.51         3.51        40             5.77         5.10
  2            3.51         3.30        41             5.89         5.47
  3            3.60         3.57        42             5.79         5.16
  4            3.50         3.21        43             5.78         5.40
  5            3.60         3.22        44             5.88         5.03
  6            3.50         2.93        45             5.78         5.14
  7            3.50         3.10        46             5.88         5.38
  8            3.60         2.57        47             5.77         5.18
  9            3.49         2.52        48             5.76         5.28
  10           3.59         2.92        49             6.06         5.73
  11           3.49         2.50        50             5.75         4.78
  12           3.49         2.63        51             5.85         5.39
  13           3.78         2.87        52             5.74         5.03
  14           3.48         2.02        53             5.84         5.36
  15           3.57         2.51        54             5.73         5.04
  16           3.47         2.19        55             5.72         5.29
  17           3.57         2.40        56             5.82         4.93
  18           3.46         2.12        57             5.71         4.99
  19           3.46         2.32        58             5.81         5.27
  20           3.55         2.00        59             5.73         5.06
  21           3.45         2.06        60             5.73         5.06
  22           3.55         2.30        61             6.03         5.74
  23           5.69         4.44        62             5.72         4.66
  24           5.68         4.53        63             5.81         5.28
  25           5.98         4.94        64             5.70         4.91
  26           5.67         4.06        65             5.80         5.26
  27           5.76         4.61        66             5.69         4.94
  28           5.65         4.28        67             5.69         5.18
  29           5.85         5.38        68             5.78         4.82
  30           5.74         5.09        69             5.68         4.89
  31           5.73         5.31        70             5.78         5.19
  32           5.82         4.96        71             5.68         4.95
  33           5.71         5.02        72             5.68         4.96
  34           5.81         5.27        73             5.98         5.67
  35           5.79         5.24        74             5.68         4.57
  36           5.78         5.34        75             5.78         5.22
  37           5.97         5.62        76             5.68         4.87
  38           5.76         4.85        77             5.78         5.19
  39           5.87         5.41

(1)   Assumes 100% of the Pricing Prepayment Speed, as defined on page 6.

(2)   Assumes a closing date of February 22, 2005.

(3) Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective spot rates.

(4) Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective forward curves.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

BREAKEVEN CDR TABLE*

            * The table below indicates the Constant Default Rate ("CDR"), the related cumulative loss on the mortgage loans that can be sustained without the referenced class incurring a writedown. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 0-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

CLASS         CDR BREAK       CUMULATIVE LOSS
-----         ---------       ---------------
  M1             31.8              23.69%
  M2             24.3              20.09%
  M3             21.2              18.35%
  M4             19.0              17.02%
  M5             16.9              15.65%
  M6             15.2              14.47%
  M7             13.5              13.23%
  M8             12.2              12.22%
  M9             10.8              11.09%

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

COLLATERAL SUMMARY (GROUP 1)

TOTAL NUMBER OF LOANS                                       2,941
TOTAL OUTSTANDING LOAN BALANCE                      $ 568,122,651
AVERAGE LOAN BALANCE                                $     193,173
FIXED RATE                                                  12.53%
ADJUSTABLE RATE                                             87.47%
WEIGHTED AVERAGE COUPON                                     7.021%
WEIGHTED AVERAGE MARGIN                                     6.934%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                       3.000%
WEIGHTED AVERAGE PERIODIC CAP                               1.500%
WEIGHTED AVERAGE MAXIMUM RATE                              14.026%
WEIGHTED AVERAGE FLOOR                                      7.026%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                          359
WEIGHTED AVERAGE REMAINING TERM (MO.)                         357
WEIGHTED AVERAGE LTV*                                       81.06%
WEIGHTED AVERAGE FICO                                         617

PRODUCT TYPE

  2/28 6 Month LIBOR                                        65.51%
  2/28 6 Month LIBOR IO                                     17.45%
  3/27 6 Month LIBOR                                         1.57%
  3/27 6 Month LIBOR IO                                      1.69%
  5/25 6 Month LIBOR                                         1.25%
  Fixed Rate                                                12.53%

PREPAYMENT PENALTY (YEARS)

  None                                                      15.99%
  0.001 - 1.000                                             14.37%
  1.001 - 2.000                                             58.87%
  2.001 - 2.500                                              0.03%
  2.501 - 3.000                                             10.74%

GEOGRAPHIC DISTRIBUTION

(Other States account individually for less than
  5.00%)

California                                                  26.45%
New York                                                    11.71%
Florida                                                      8.23%
New Jersey                                                   7.60%
Illinois                                                     5.75%

OCCUPANCY STATUS
Primary Home                                                92.00%
Non-Owner                                                    6.89%
Second Home                                                  1.11%

LOAN PURPOSE

Purchase                                                    43.75%
Cash Out Refinance                                          41.04%
Debt Consolidation                                          12.17%
Home Improvement                                             2.02%
Rate/Term Refinance                                          1.02%

LIEN POSITION

First Lien                                                 100.00%
Second Lien                                                  0.00%

* The loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the original scheduled balance of a mortgage loan plus any senior lien balances and the fair market of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and (ii) the appraised value in the case of purchases and is the appraised value in all other cases.

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                             Percent of
Range of Original        Number of         Group 1            Group 1       Weighted    Weighted     Weighted     Weighted
Mortgage Loan             Mortgage        Principal          Principal      Average      Average     Average       Average
Principal Balances($)      Loans           Balance            Balance        Coupon       LTV*        FICO          DTI
---------------------    ---------    ------------------     ----------     --------    --------     --------     -------
 1 - 50,000                  8       $       399,386.93        0.07%         9.286%       70.46%       559        29.88%
 50,001 - 75,000            125             7,932,501.45        1.40          8.553        79.92        598        38.79
 75,001 - 100,000           241            21,525,847.18        3.79          7.625        80.92        606        38.49
 100,001 - 125,000          383            43,025,740.77        7.57          7.511        81.66        605        40.57
 125,001 - 150,000          335            45,941,588.92        8.09          7.389        80.63        603        41.12
 150,001 - 175,000          341            54,968,856.61        9.68          7.188        81.18        606        41.04
 175,001 - 200,000          299            56,120,695.20        9.88          7.053        79.76        606        41.59
 200,001 - 225,000          240            51,279,844.21        9.03          6.960        80.28        611        42.75
 225,001 - 250,000          214            50,984,377.21        8.97          6.910        80.40        616        41.83
 250,001 - 275,000          187            48,917,965.72        8.61          6.815        80.76        618        42.99
 275,001 - 300,000          167            48,101,972.18        8.47          6.736        81.00        624        43.68
 300,001 - 350,000          272            88,005,560.82       15.49          6.688        82.13        636        42.73
 350,001 - 400,000           77            28,172,015.77        4.96          6.688        81.65        635        43.50
 400,001 - 450,000           41            17,469,107.67        3.07          6.693        83.27        642        45.31
 450,001 - 500,000            9             4,234,810.41        0.75          7.478        85.20        660        41.91
 500,001 - 600,000            2             1,042,379.75        0.18          6.748        80.00        634        45.85
                          -----       ------------------      ------          -----        -----        ---        -----
TOTAL:                    2,941       $   568,122,650.80      100.00%         7.021%       81.06%       617        42.08%
                          =====       ==================      ======          =====        =====        ===        =====

                  OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                                             Percent of
Range of Outstanding     Number of          Group 1           Group 1       Weighted    Weighted     Weighted     Weighted
Mortgage Loan             Mortgage         Principal         Principal      Average     Average      Average      Average
Principal Balances($)      Loans            Balance           Balance        Coupon       LTV*         FICO         DTI
---------------------    ---------    ------------------     ----------     --------    ---------    --------     --------
 1 - 50,000                  9        $     411,236.12          0.07%        9.219%       70.73%        564        30.56%
 50,001 - 75,000           125            7,932,501.45          1.40         8.553        79.92         598        38.79
 75,001 - 100,000          243           21,725,776.19          3.82         7.623        80.95         606        38.38
 100,001 - 125,000         384           43,200,339.37          7.60         7.512        81.64         605        40.71
 125,001 - 150,000         333           45,716,807.64          8.05         7.389        80.66         603        40.99
 150,001 - 175,000         340           54,982,000.48          9.68         7.187        81.15         607        41.08
 175,001 - 200,000         298           55,945,955.81          9.85         7.053        79.76         606        41.61
 200,001 - 225,000         241           51,504,748.65          9.07         6.961        80.31         611        42.69
 225,001 - 250,000         213           50,759,472.77          8.93         6.908        80.38         616        41.88
 250,001 - 275,000         187           48,917,965.72          8.61         6.815        80.76         618        42.99
 275,001 - 300,000         169           48,701,251.43          8.57         6.739        81.05         624        43.62
 300,001 - 350,000         271           87,756,223.92         15.45         6.692        82.11         636        42.75
 350,001 - 400,000          76           27,822,073.42          4.90         6.670        81.67         637        43.53
 400,001 - 450,000          41           17,469,107.67          3.07         6.693        83.27         642        45.31
 450,001 - 500,000           9            4,234,810.41          0.75         7.478        85.20         660        41.91
 500,001 - 600,000           2            1,042,379.75          0.18         6.748        80.00         634        45.85
                         -----        ----------------        ------         -----        -----         ---        -----
TOTAL:                   2,941        $ 568,122,650.80        100.00%        7.021%       81.06%        617        42.08%
                         =====        ================        ======         =====        =====         ===        =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            ORIGINAL TERM TO MATURITY

                                                     Percent of
Range of Original    Number of        Group 1         Group 1      Weighted     Weighted    Weighted    Weighted
Terms to Maturity    Mortgage       Principal        Principal      Average     Average     Average      Average
(Months)              Loans          Balance          Balance       Coupon        LTV*       FICO          DTI
-----------------    ---------    ---------------    ----------    --------     --------    -------     --------
    1 - 180                8      $  1,100,411.43       0.19%        6.889%      79.39%        664         35.66%
  181 - 240                7         1,259,768.42       0.22         7.041       82.03         658         40.43
  241 - 300                1           229,540.78       0.04        11.700       60.00         617         51.67
  301 - 360            2,925       565,532,930.17      99.54         7.019       81.07         617         42.09
                       -----      ---------------     ------        ------       -----         ---         -----
  TOTAL:               2,941      $568,122,650.80     100.00%        7.021%      81.06%        617         42.08%
                       =====      ===============     ======        ======       =====         ===         =====

                           REMAINING TERM TO MATURITY

                                                     Percent of
Range of Remaining   Number of       Group 1          Group 1      Weighted     Weighted    Weighted     Weighted
Terms to Maturity    Mortgage       Principal        Principal      Average     Average     Average      Average
(Months)              Loans          Balance          Balance        Coupon       LTV*        FICO         DTI
------------------   ---------    ---------------    ----------    --------     --------    --------     --------
    1 - 180                8      $  1,100,411.43       0.19%        6.889%      79.39%        664         35.66%
  181 - 240                7         1,259,768.42       0.22         7.041       82.03         658         40.43
  241 - 300                1           229,540.78       0.04        11.700       60.00         617         51.67
  301 - 360            2,925       565,532,930.17      99.54         7.019       81.07         617         42.09
                       -----      ---------------     ------        ------       -----         ---         -----
TOTAL:                 2,941      $568,122,650.80     100.00%        7.021%      81.06%        617         42.08%
                       =====      ===============     ======        ======       =====         ===         =====

                                  PROPERTY TYPE

                                                       Percent of
                       Number of        Group 1         Group 1      Weighted     Weighted    Weighted     Weighted
                       Mortgage       Principal        Principal      Average     Average     Average      Average
Property Type           Loans          Balance          Balance       Coupon        LTV*        FICO         DTI
-------------          ---------    ---------------    ----------    --------     --------    --------     --------
Single Family            2,453      $455,471,344.21      80.17%        7.026%      80.96%        614         41.79%
Two-to Four- Family        297        80,471,740.00      14.16         6.970       81.52         634         43.35
Condominium                191        32,179,566.59       5.66         7.077       81.28         628         43.01
                         -----      ---------------     ------         -----       -----         ---         -----
TOTAL:                   2,941      $568,122,650.80     100.00%        7.021%      81.06%        617         42.08%
                         =====      ===============     ======         =====       =====         ===         =====

                                  LOAN PURPOSE

                                                         Percent of
                         Number of       Group 1          Group 1      Weighted     Weighted    Weighted     Weighted
                         Mortgage       Principal         Principal     Average     Average     Average      Average
Loan Purpose               Loans         Balance          Balance       Coupon        LTV*        FICO         DTI
------------            ---------     ---------------    ----------    --------     --------    --------     --------
Purchase                   1,338      $248,530,068.43      43.75%        6.903%      84.05%        637         41.86%
Refinance - Cashout        1,170       233,147,811.34      41.04         7.081       79.08         605         42.17
Debt Consolidation           348        69,160,469.43      12.17         7.187       77.79         593         42.20
Home Improvement              55        11,470,352.99       2.02         7.218       76.63         598         43.54
Refinance - Rate/Term         30         5,813,948.61       1.02         7.248       80.30         604         43.09
                           -----      ---------------     ------         -----       -----         ---         -----
TOTAL:                     2,941      $568,122,650.80     100.00%        7.021%      81.06%        617         42.08%
                           =====      ===============     ======         =====       =====         ===         =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                        Percent of
Range of Original       Number of        Group 1         Group 1     Weighted     Weighted    Weighted    Weighted
Loan-to-Value Ratios    Mortgage        Principal       Principal     Average      Average    Average     Average
(%)                       Loans          Balance         Balance      Coupon         LTV*       FICO        DTI
--------------------    ---------    ----------------   ---------    --------     --------    --------    --------
  50.00 or less             65       $  9,744,483.70      1.72%        7.217%      41.89%       583        40.98%
  50.01 - 55.00             34          6,536,092.52      1.15         6.946       53.27        597        42.02
  55.01 - 60.00             39          7,609,965.62      1.34         7.717       57.87        579        42.92
  60.01 - 65.00             92         17,319,436.76      3.05         7.836       63.65        575        41.92
  65.01 - 70.00            131         25,527,475.27      4.49         7.669       68.98        582        41.07
  70.01 - 75.00            168         32,676,634.38      5.75         7.322       73.93        582        41.70
  75.01 - 80.00          1,256        254,965,147.35     44.88         6.735       79.79        626        42.21
  80.01 - 85.00            232         41,417,537.04      7.29         7.065       84.63        598        41.71
  85.01 - 90.00            784        142,387,713.17     25.06         7.064       89.86        622        42.14
  90.01 - 95.00             49         10,707,393.25      1.88         7.295       94.58        653        41.12
  95.01 - 100.00            91         19,230,771.74      3.38         7.776       99.78        679        43.46
                        ------       ---------------    -------      -------       -----        ---        -----
  TOTAL:                 2,941       $568,122,650.80     100.00%       7.021%      81.06%       617        42.08%
                        ======       ===============    =======      =======       =====        ===        =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                   STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percent of
State Distribution        Number of        Group 1         Group 1      Weighted     Weighted   Weighted   Weighted
of Mortgaged              Mortgage        Principal       Principal      Average     Average    Average     Average
Properties                 Loans           Balance         Balance       Coupon       LTV*       FICO         DTI
------------------        ---------    ---------------    ----------    --------     --------   --------    --------
California                   621       $150,256,912.98       26.45%       6.621%      77.61%       624       42.00%
New York                     238         66,532,049.25       11.71        6.976       80.90        626       43.96
Florida                      305         46,731,000.03        8.23        7.493       81.86        601       41.23
New Jersey                   197         43,155,285.21        7.60        7.192       79.87        610       41.65
Illinois                     192         32,674,512.21        5.75        7.145       84.54        620       43.14
Maryland                     128         24,873,551.04        4.38        7.190       81.35        603       43.20
Georgia                      138         20,485,470.81        3.61        7.227       86.39        608       41.75
Massachusetts                 72         17,361,278.76        3.06        6.960       80.22        629       43.79
Virginia                      86         14,869,845.41        2.62        7.316       81.35        613       40.86
Colorado                      74         13,990,493.39        2.46        6.504       82.25        620       42.70
Nevada                        66         12,870,148.71        2.27        7.065       79.61        614       43.13
Minnesota                     71         12,794,355.18        2.25        6.678       83.57        626       42.85
Arizona                       74         11,582,368.67        2.04        7.155       82.46        608       39.63
Connecticut                   59         10,708,659.79        1.88        7.297       82.72        610       41.66
Washington                    53          9,883,396.61        1.74        6.698       82.78        626       38.00
Hawaii                        33          9,614,879.51        1.69        6.810       80.57        638       41.85
Michigan                      77          9,137,782.97        1.61        7.813       84.31        606       39.35
North Carolina                60          7,231,044.53        1.27        7.324       86.51        603       40.38
Texas                         56          7,164,731.60        1.26        7.526       85.52        618       42.04
Pennsylvania                  51          6,971,228.96        1.23        7.816       84.43        598       38.75
Ohio                          44          5,682,014.64        1.00        7.338       86.36        626       42.15
Wisconsin                     28          4,042,723.59        0.71        7.290       82.78        600       40.04
Utah                          20          3,192,045.67        0.56        6.772       84.07        640       38.90
Oregon                        20          3,054,792.26        0.54        7.285       81.33        613       41.89
Rhode Island                  13          2,807,550.32        0.49        6.975       84.29        644       44.97
Tennessee                     23          2,771,307.53        0.49        7.362       86.53        603       45.84
New Hampshire                 12          2,472,807.59        0.44        7.076       83.77        605       44.18
South Carolina                21          2,465,245.52        0.43        7.601       85.82        612       43.43
Missouri                      19          2,077,547.37        0.37        7.713       84.76        601       41.16
Idaho                         18          2,032,658.48        0.36        7.413       81.63        606       33.83
Other                         72          8,634,962.21        1.52        7.403       83.53        600       40.94
                           -----       ---------------      ------        -----       -----        ---       -----
TOTAL:                     2,941       $568,122,650.80      100.00%       7.021%      81.06%       617       42.08%
                           =====       ===============      ======        =====       =====        ===       =====

                               DOCUMENTATION TYPE

                                                        Percent of
                        Number of        Group 1          Group 1    Weighted     Weighted    Weighted     Weighted
                        Mortgage        Principal       Principal    Average      Average     Average      Average
Documentation Type       Loans           Balance         Balance      Coupon        LTV*       FICO          DTI
--------------------    ---------    ---------------    ----------   --------     --------    --------     --------
Full Documentation        1,994      $362,167,430.49      63.75%       6.889%       82.66%       611         42.17%
Stated Documentation        892       194,664,638.01      34.26        7.251        77.98        630         42.18
Easy Documentation           55        11,290,582.30       1.99        7.268        82.63        593         37.28
                          ------     ---------------     ------        -----        -----        ---         -----
TOTAL:                     2,941     $568,122,650.80     100.00%       7.021%       81.06%       617         42.08%
                          ======     ===============     ======        =====        =====        ===         =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             RANGE OF CREDIT SCORES

                                                    Percent of
                  Number of         Group 1           Group 1       Weighted   Weighted    Weighted   Weighted
Range of Credit    Mortgage        Principal         Principal       Average    Average     Average    Average
    Scores          Loans           Balance           Balance        Coupon       LTV*       FICO        DTI
--------------------------------------------------------------------------------------------------------------
500 or less             5       $    909,120.01         0.16%         8.232%     76.00%      500        45.74%
501 - 525             193         34,270,149.93         6.03          8.422      71.96       513        43.79
526 - 550             232         41,887,834.61         7.37          7.962      75.46       539        43.04
551 - 575             367         65,146,927.16        11.47          7.491      81.16       563        42.37
576 - 600             515         89,541,043.36        15.76          7.106      81.34       589        41.57
601 - 625             466         86,185,215.87        15.17          6.808      82.05       612        42.27
626 - 650             402         83,993,544.08        14.78          6.605      81.81       638        41.48
651 - 675             358         76,891,175.52        13.53          6.581      82.42       663        41.55
676 - 700             195         42,851,437.34         7.54          6.562      82.97       687        42.21
701 - 725             108         23,745,069.07         4.18          6.553      84.93       711        41.84
726 - 750              54         12,809,397.86         2.25          6.417      83.93       737        41.32
751 - 775              30          6,784,619.73         1.19          6.716      85.96       763        42.63
776 - 800              15          2,787,548.00         0.49          7.157      89.02       785        43.21
801 - 825               1            319,568.26         0.06          7.990      80.00       810        44.10
                  -------       ---------------       ------          -----      -----       ---        -----
TOTAL:              2,941       $568,122,650.80       100.00%         7.021%     81.06%      617        42.08%
                  =======       ===============       ======          =====      =====       ===        =====

                                 OCCUPANCY TYPE

                                                            Percent of
                 Number of       Group 1        Group 1      Weighted    Weighted    Weighted   Weighted
                  Mortgage      Principal      Principal      Average     Average     Average   Average
Occupancy Type     Loans         Balance        Balance       Coupon        LTV*        FICO      DTI
--------------------------------------------------------------------------------------------------------
Owner Occupied     2,662     $522,651,169.10      92.00%       6.981%      80.83%        615     42.14%
Investment           249       39,140,016.29       6.89        7.566       83.59         640     41.23
Second Home           30        6,331,465.41       1.11        6.939       84.44         620     42.47
                 -------     ---------------     ------        -----       -----         ---     -----
TOTAL:             2,941     $568,122,650.80     100.00%       7.021%      81.06%        617     42.08%
                 =======     ===============     ======        =====       =====         ===     =====


[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                 MORTGAGE RATES

                                                   Percent of
                    Number of        Group 1        Group 1    Weighted   Weighted   Weighted   Weighted
Range of Mortgage    Mortgage       Principal      Principal    Average    Average    Average    Average
   Rates (%)          Loans          Balance        Balance     Coupon       LTV*      FICO        DTI
--------------------------------------------------------------------------------------------------------
6.000 or Less           397      $ 94,109,494.30     16.56%      5.737%     79.29%      652       42.80%
6.001 - 6.500           486       107,771,684.64     18.97       6.324      80.46       640       41.95
6.501 - 7.000           613       129,056,827.89     22.72       6.820      81.12       621       42.32
7.001 - 7.500           475        85,980,586.60     15.13       7.313      83.40       610       41.73
7.501 - 8.000           452        76,686,520.13     13.50       7.798      83.67       598       41.81
8.001 - 8.500           230        33,851,137.07      5.96       8.272      83.78       577       41.48
8.501 - 9.000           136        20,236,975.42      3.56       8.791      77.68       562       41.30
9.001 - 9.500            60         7,769,591.99      1.37       9.253      76.40       543       40.73
9.501 - 10.000           48         6,390,269.30      1.12       9.859      71.28       548       41.86
10.001 - 10.500          19         2,480,476.46      0.44      10.270      64.13       538       42.11
10.501 - 11.000          15         2,286,927.89      0.40      10.791      63.82       523       43.79
11.001 - 11.500           7         1,138,162.36      0.20      11.316      67.66       539       48.04
11.501 - 12.000           2           292,535.65      0.05      11.765      61.08       599       51.52
12.001 - 12.500           1            71,461.10      0.01      12.250      65.00       504       32.92
                    -------      ---------------    ------      ------      -----       ---       -----
TOTAL:                2,941      $568,122,650.80    100.00%      7.021%     81.06%      617       42.08%
                    =======      ===============    ======      ======      =====       ===       =====

                             MAXIMUM MORTGAGE RATES

                                                    Percent of
                     Number of         Group 1        Group 1     Weighted   Weighted     Weighted     Weighted
Range of Maximum     Mortgage         Principal      Principal     Average    Average      Average      Average
Mortgage Rates (%)    Loans            Balance        Balance      Coupon       LTV*        FICO         DTI
---------------------------------------------------------------------------------------------------------------
Fixed Rate              357       $ 71,192,204.14      12.53%       6.984%     78.78%        638        41.46%
11.001 - 12.000          11          2,588,691.90       0.46        4.993      78.31         679        42.56
12.001 - 13.000         348         83,119,748.27      14.63        5.736      79.60         651        42.53
13.001 - 14.000         938        200,205,199.05      35.24        6.596      81.44         625        42.31
14.001 - 15.000         818        142,688,287.23      25.12        7.540      83.76         602        41.89
15.001 - 16.000         331         49,913,873.37       8.79        8.470      81.36         570        41.68
16.001 - 17.000          96         12,584,454.71       2.22        9.532      73.85         542        41.69
17.001 - 18.000          33          4,557,573.80       0.80       10.523      63.71         529        42.49
18.001 - 19.000           8          1,201,157.23       0.21       11.352      67.52         539        48.19
19.001 - 20.000           1             71,461.10       0.01       12.250      65.00         504        32.92
                     ------       ---------------     ------       ------      -----         ---        -----
TOTAL:                2,941       $568,122,650.80     100.00%       7.021%     81.06%        617        42.08%
                     ======       ===============     ======       ======      =====         ===        =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                        [FREMONT INVESTMENT & LOAN LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                             MINIMUM MORTGAGE RATES

                                                 Percent of
                     Number of      Group 1       Group 1        Weighted   Weighted    Weighted   Weighted
Range of Minimum      Mortgage     Principal     Principal        Average    Average     Average    Average
Mortgage Rates (%)     Loans        Balance       Balance         Coupon       LTV*        FICO      DTI
-----------------------------------------------------------------------------------------------------------
Fixed Rate               357    $ 71,192,204.14     12.53%         6.984%     78.78%       638      41.46%
4.001 - 5.000             11       2,588,691.90      0.46          4.993      78.31        679      42.56
5.001 - 6.000            348      83,119,748.27     14.63          5.736      79.60        651      42.53
6.001 - 7.000            938     200,205,199.05     35.24          6.596      81.44        625      42.31
7.001 - 8.000            817     142,626,810.81     25.10          7.540      83.76        602      41.90
8.001 - 9.000            332      49,975,349.79      8.80          8.469      81.36        570      41.67
9.001 - 10.000            96      12,584,454.71      2.22          9.532      73.85        542      41.69
10.001 - 11.000           33       4,557,573.80      0.80         10.523      63.71        529      42.49
11.001 - 12.000            8       1,201,157.23      0.21         11.352      67.52        539      48.19
12.001 - 13.000            1          71,461.10      0.01         12.250      65.00        504      32.92
                     -------    ---------------    ------         ------      -----        ---      -----
TOTAL:                 2,941    $568,122,650.80    100.00%         7.021%     81.06%       617      42.08%
                     =======    ===============    ======         ======      =====        ===      =====

                             RANGE OF GROSS MARGINS


                                                Percent of
                Number of          Group 1       Group 1     Weighted       Weighted   Weighted     Weighted
Range of Gross   Mortgage         Principal     Principal     Average        Average    Average      Average
Margins (%)       Loans            Balance       Balance      Coupon          LTV*       FICO          DTI
------------------------------------------------------------------------------------------------------------
Fixed Rate          357       $ 71,192,204.14      12.53%      6.984%        78.78%       638         41.46%
5.001 - 6.000        12          2,899,891.91       0.51       4.999         78.49        676         43.26
6.001 - 7.000     2,572        494,030,554.75      86.96       7.038         81.40        614         42.16
                  -----       ---------------     ------       -----         -----        ---         -----
TOTAL:            2,941       $568,122,650.80     100.00%      7.021%        81.06%       617         42.08%
                  =====       ===============     ======       =====         =====        ===         =====

                            NEXT RATE ADJUSTMENT DATE

                                                     Percent of
                  Number of         Group 1            Group 1       Weighted     Weighted     Weighted     Weighted
Next Rate          Mortgage        Principal          Principal       Average      Average      Average      Average
Adjustment Date     Loans           Balance            Balance        Coupon         LTV*        FICO          DTI
--------------------------------------------------------------------------------------------------------------------
Fixed Rate            357       $ 71,192,204.14          12.53%        6.984%       78.78%        638         41.46%
2006-July               1            146,222.58           0.03         7.190        85.00         543         30.12
2006-August            21          3,003,898.53           0.53         8.006        85.63         605         37.55
2006-September         14          2,124,838.96           0.37         7.174        81.20         590         41.19
2006-October          118         20,767,128.93           3.66         7.433        83.12         602         43.03
2006-November         253         48,440,929.52           8.53         6.936        80.94         613         41.66
2006-December       2,056        396,825,804.73          69.85         7.035        81.42         614         42.25
2007-August             1            250,739.89           0.04         6.990        70.00         678         48.83
2007-November           4          1,114,481.88           0.20         6.915        77.90         667         46.80
2007-December          79         17,162,345.42           3.02         6.516        79.91         634         41.01
2009-September          1            167,262.18           0.03         6.500        90.00         655         15.17
2009-October            2            325,583.07           0.06         6.903        90.00         666         45.71
2009-November           3            337,968.23           0.06         7.044        83.95         637         40.04
2009-December          31          6,263,242.74           1.10         6.700        78.69         640         43.63
                    -----       ---------------         ------         -----        -----         ---         -----
TOTAL:              2,941       $568,122,650.80         100.00%        7.021%       81.06%        617         42.08%
                    =====       ===============         ======         =====        =====         ===         =====

[CREDIT SUISSE  FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                                          [FREMONT LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                            INITIAL PERIODIC RATE CAP

                                                   Percent of
                       Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
Initial Periodic Rate  Mortgage      Principal     1 Principal  Average   Average   Average   Average
Cap (%)                  Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
------------------------------------------------------------------------------------------------------
Fixed Rate                 357    $ 71,192,204.14     12.53%    6.984%    78.78%     638       41.46%
3.000                    2,584     496,930,446.66     87.47     7.026     81.38      614       42.17
                         -----    ---------------    ------     -----     -----      ---       -----
TOTAL:                   2,941    $568,122,650.80    100.00%    7.021%    81.06%     617       42.08%
                         =====    ===============    ======     =====     =====      ===       =====

                          SUBSEQUENT PERIODIC RATE CAP

                                                 Percent of
                     Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
Subsequent Periodic  Mortgage      Principal     1 Principal  Average   Average   Average   Average
Rate Cap (%)           Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
----------------------------------------------------------------------------------------------------
Fixed Rate              357     $ 71,192,204.14    12.53%     6.984%    78.78%      638      41.46%
1.200                     1          104,769.41     0.02      7.600     30.00       595      26.63
1.500                 2,583      496,825,677.25    87.45      7.026     81.39       614      42.17
                      -----     ---------------   ------      -----     -----       ---      -----
TOTAL:                2,941     $568,122,650.80   100.00%     7.021%    81.06%      617      42.08%
                      =====     ===============   ======      =====     =====       ===      =====

                                  PRODUCT TYPE

                                                    Percent of
                        Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
                        Mortgage      Principal     1 Principal  Average   Average   Average   Average
Product Type              Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
-------------------------------------------------------------------------------------------------------
2/28 ARM                  2,003    $372,184,022.05     65.51%    7.253%    81.46%      606      42.42%
2/28 Interest Only ARM      460      99,124,801.20     17.45     6.282     81.54       640      41.30
3/27 ARM                     46       8,934,601.43      1.57     7.179     79.35       617      43.75
3/27 Interest Only ARM       38       9,592,965.76      1.69     5.958     79.94       654      39.34
5/25 ARM                     37       7,094,056.22      1.25     6.721     79.73       641      42.89
Fixed Rate                  357      71,192,204.14     12.53     6.984     78.78       638      41.46
                          -----    ---------------    ------     -----     -----       ---      -----
TOTAL:                    2,941    $568,122,650.80    100.00%    7.021%    81.06%      617      42.08%
                          =====    ===============    ======     =====     =====       ===      =====

                              INTEREST ONLY PERIOD

                                                  Percent of
                      Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
Interest Only Period  Mortgage      Principal     1 Principal  Average   Average   Average   Average
(Months)                Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
-----------------------------------------------------------------------------------------------------
0                       2,443    $459,404,883.84     80.86%    7.202%    80.98%      612      42.30%
24                        460      99,124,801.20     17.45     6.282     81.54       640      41.30
36                         38       9,592,965.76      1.69     5.958     79.94       654      39.34
                        -----    ---------------    ------     -----     -----       ---      -----
TOTAL:                  2,941    $568,122,650.80    100.00%    7.021%    81.06%      617      42.08%
                        =====    ===============    ======     =====     =====       ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                                          [FREMONT LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

                                  LIEN POSITION

                                           Percent of
               Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
               Mortgage      Principal     1 Principal  Average   Average   Average   Average
Lien Position    Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
----------------------------------------------------------------------------------------------
First Lien       2,941    $568,122,650.80    100.00%    7.021%    81.06%      617      42.08%
                 -----    ---------------    ------     -----     -----       ---      -----
TOTAL:           2,941    $568,122,650.80    100.00%    7.021%    81.06%      617      42.08%
                 =====    ===============    ======     =====     =====       ===      =====

                             PREPAYMENT PENALTY TERM

Original                                  Percent of
Prepayment    Number of      Group 1         Group     Weighted  Weighted  Weighted  Weighted
Penalty Term  Mortgage      Principal     1 Principal  Average   Average   Average   Average
(Months)        Loans        Balance        Balance     Coupon     LTV*      FICO      DTI
---------------------------------------------------------------------------------------------
None              500    $ 90,867,407.56    15.99%      7.231%    82.11%     614      41.69%
12                369      81,629,081.68    14.37       6.971     82.21      628      42.92
24              1,745     334,427,664.09    58.87       7.001     80.85      612      42.18
30                  1         156,484.29     0.03       7.000     90.00      571      48.73
36                326      61,042,013.18    10.74       6.878     79.06      634      40.94
                -----    ---------------   ------       -----     -----      ---      -----
TOTAL:          2,941    $568,122,650.80   100.00%      7.021%    81.06%     617      42.08%
                =====    ===============   ======       =====     =====      ===      =====

[CREDIT SUISSE FIRST BOSTON LOGO]

FHLT SERIES 2005-A TRUST                                          [FREMONT LOGO]
MORTGAGE-BACKED CERTIFICATES, SERIES 2005-A
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CSFB CONTACTS

                                 NAME        PHONE EXTENSION
                                 ----        ---------------
ASSET FINANCE:

      Banking              Boris Grinberg    (212) 325-4375

                           Roland Jawurek    (212) 325-3169

                           Sean Walker       (212) 325-4310

                           Ryan T. Stroker   (212) 325-0391

      Collateral           Moses Kimanzi     (212) 325-9081

      Structure            Josh Powell       (212) 325-0616

ASSET BACKED SYNDICATION:  Tricia Hazelwood  (212) 325-8549

                           Melissa Simmons   (212) 325-8549

                           Jim Drvostep      (212) 325-8549

[CREDIT SUISSE FIRST BOSTON LOGO]

Tables Report                                                        Page 1 of 3

                           HOME EQUITY LOAN PORTFOLIO
                           FREMONT INVESTMENT & LOAN
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

      1.    DISTRIBUTION BY FICO

1. DISTRIBUTION BY FICO

                                                                                                           SCHED
DISTRIBUTION                               % OF     GROSS      GROSS      GROSS       GROSS    SERVICING    REM     REM     ORIG
  BY FICO       COUNT       BALANCE       BALANCE   RATE      MARGIN     LIFECAP    LIFEFLOOR    FEES      TERM    AMORT    TERM
------------    -----       -------       -------   ----      ------     -------    ---------  ---------   ----    -----    ----
  <= 500          15       3,551,745.65     0.29    8.522      6.990     15.541       8.522      0.500      358     358      360
 501 - 510       142      26,479,236.37     2.17    8.591      6.980     15.612       8.597      0.500      358     358      360
 511 - 520       181      36,819,127.78     3.01    8.506      6.990     15.517       8.517      0.500      358     358      360
 521 - 530       168      33,466,472.91     2.74    8.248      6.988     15.229       8.229      0.500      358     358      360
 531 - 540       191      37,962,807.58     3.11    7.872      6.989     14.845       7.845      0.500      357     357      359
 541 - 550       169      33,739,297.39     2.76    7.703      6.981     14.740       7.740      0.500      357     357      360
 551 - 560       303      54,872,120.33     4.49    7.596      6.980     14.589       7.589      0.500      357     357      359
 561 - 570       284      52,688,479.12     4.31    7.450      6.982     14.409       7.405      0.500      356     355      358
 571 - 580       290      52,746,589.36     4.32    7.359      6.987     14.347       7.347      0.500      356     355      359
 581 - 590       459      76,592,702.04     6.27    7.187      6.966     14.038       7.038      0.500      356     352      358
 591 - 600       447      78,434,648.47     6.42    7.080      6.954     13.928       6.928      0.500      356     351      358
 601 - 610       434      88,052,079.56     7.21    6.817      6.934     13.702       6.702      0.500      357     352      359
 611 - 620       368      73,914,825.86     6.05    6.908      6.954     13.769       6.769      0.500      357     353      359
 621 - 630       316      69,817,356.23     5.71    6.688      6.886     13.495       6.494      0.500      357     350      359
 631 - 640       341      73,821,313.44     6.04    6.633      6.874     13.474       6.474      0.500      357     350      359

                                                                                       LTV
                                        MONTH                                          >80
DISTRIBUTION   INITIAL    PERIODIC     TO NEXT     PROVIDED    KNOWN                     W
  BY FICO        CAP         CAP      ADJUSTMENT     LTV       FICOs    AVG BALANCE     MI
------------   -------    --------    ----------   --------    -----    -----------   ----
  <= 500        3.000       1.500         22        69.18       500     236,783.04     0.00
 501 - 510      3.000       1.500         22        70.83       505     186,473.50     0.00
 511 - 520      3.000       1.500         22        71.29       515     203,420.60     0.00
 521 - 530      3.000       1.500         23        73.14       526     199,205.20     0.00
 531 - 540      3.000       1.500         22        75.47       535     198,758.15     0.00
 541 - 550      3.000       1.500         22        75.22       546     199,640.81     0.00
 551 - 560      3.000       1.500         23        80.16       556     181,096.11     0.00
 561 - 570      3.000       1.500         23        80.30       565     185,522.81     0.00
 571 - 580      3.000       1.500         22        81.16       575     181,884.79     0.00
 581 - 590      3.000       1.500         23        82.08       586     166,868.63     0.00
 591 - 600      3.000       1.500         22        81.66       595     175,469.01     0.00
 601 - 610      3.000       1.500         23        82.44       606     202,884.98     0.00
 611 - 620      3.000       1.500         23        81.45       615     200,855.51     0.00
 621 - 630      3.000       1.500         23        82.81       626     220,941.00     0.00
 631 - 640      3.000       1.500         23        81.20       636     216,484.79     0.00

Tables Report                                                        Page 2 of 3

                                                                                                           SCHED
DISTRIBUTION                               % OF     GROSS      GROSS      GROSS       GROSS    SERVICING    REM     REM     ORIG
  BY FICO       COUNT       BALANCE       BALANCE   RATE      MARGIN     LIFECAP    LIFEFLOOR    FEES      TERM    AMORT    TERM
------------    -----       -------       -------   -----     ------     -------    ---------  ---------   ------  -----    ----
 641 - 650       333      79,279,372.13     6.49    6.631      6.873     13.472       6.472      0.500      357     349      359
 651 - 660       295      66,271,656.14     5.42    6.607      6.880     13.418       6.419      0.500      357     349      359
 661 - 670       275      61,644,724.77     5.05    6.710      6.885     13.571       6.570      0.500      355     348      357
 671 - 680       219      52,882,494.66     4.33    6.520      6.846     13.365       6.365      0.500      357     350      359
 681 - 690       176      40,155,946.83     3.29    6.652      6.852     13.485       6.485      0.500      357     350      359
 691 - 700       125      28,371,743.16     2.32    6.774      6.931     13.661       6.658      0.500      357     352      359
 701 - 710       116      26,328,845.26     2.16    6.555      6.772     13.298       6.298      0.500      354     349      356
 711 - 720        69      15,928,327.90     1.30    6.666      6.872     13.581       6.581      0.500      358     351      360
 721 - 730        60      15,616,334.76     1.28    6.653      6.860     13.541       6.541      0.500      357     352      360
 731 - 740        41      10,575,145.48     0.87    6.700      6.847     13.639       6.639      0.500      356     353      358
 741 - 750        51      11,864,436.00     0.97    6.969      6.843     13.701       6.701      0.500      357     351      359
 751 - 760        23       5,124,725.07     0.42    6.905      6.915     13.850       6.850      0.500      356     354      358
 761 - 770        31       7,323,553.39     0.60    6.629      6.721     13.511       6.511      0.500      357     353      359
 771 - 780        21       4,732,566.39     0.39    6.728      6.978     13.619       6.619      0.500      356     351      358
 781 - 790         7         916,531.15     0.08    7.072      6.990     14.576       7.576      0.500      356     356      358
 791 - 800         5       1,022,569.44     0.08    7.165      6.990     14.522       7.522      0.500      358     358      360
 801 - 810         2         748,859.86     0.06    7.417      6.990     14.417       7.417      0.500      358     358      360
               -----   ----------------   ------    -----     ------     ------       -----      -----      ---     ---      ---
 TOTAL:        5,957   1,221,746,634.48   100.00    7.063      6.925     13.984       6.983      0.500      357     352      359
               =====   ================   ======    =====     ======     ======       =====      =====      ===     ===      ===

                                                                                      LTV
                                        MONTH                                         >80
DISTRIBUTION   INITIAL    PERIODIC     TO NEXT     PROVIDED    KNOWN                    W
  BY FICO        CAP         CAP      ADJUSTMENT     LTV       FICOs    AVG BALANCE    MI
------------   -------    --------    ----------   --------    -----    -----------  ----
 641 - 650      3.000       1.500         23        82.73       645     238,076.19    0.00
 651 - 660      3.000       1.500         23        82.84       655     224,649.68    0.00
 661 - 670      3.000       1.500         23        83.27       665     224,162.64    0.00
 671 - 680      3.000       1.500         23        82.71       675     241,472.58    0.00
 681 - 690      3.000       1.500         24        84.07       685     228,158.79    0.00
 691 - 700      3.000       1.500         23        84.73       695     226,973.95    0.00
 701 - 710      3.000       1.500         23        84.38       706     226,972.80    0.00
 711 - 720      3.000       1.500         22        84.85       715     230,845.33    0.00
 721 - 730      3.000       1.500         23        85.57       726     260,272.25    0.00
 731 - 740      3.000       1.500         24        85.58       736     257,930.38    0.00
 741 - 750      3.000       1.500         23        87.66       746     232,636.00    0.00
 751 - 760      3.000       1.500         23        86.62       755     222,814.13    0.00
 761 - 770      3.000       1.500         23        85.66       765     236,243.66    0.00
 771 - 780      3.000       1.500         25        85.27       777     225,360.30    0.00
 781 - 790      3.000       1.500         22        71.65       785     130,933.02    0.00
 791 - 800      3.000       1.500         33        86.07       796     204,513.89    0.00
 801 - 810      3.000       1.500         22        79.37       807     374,429.93    0.00
                -----       -----         --        -----       ---     ----------    ----
 TOTAL:         3.000       1.500         23        81.14       617     205,094.28    0.00
                =====       =====         ==        =====       ===     ==========    ====

Min FICO: 500
Max FICO: 810
WA FICO: 617
                                      Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 16, 2005 22:10

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you

Table Report

(recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Tables Report                                                       Page 1 of 11

                            FREMONT INVESTMENT & LOAN
                           HOME EQUITY LOAN PORTFOLIO
                                   FIL 2005-A
                             SECOND LIEN LOANS ONLY
                                   748 RECORDS
                               BALANCE: 31,853,181
                           CREDIT SUISSE FIRST BOSTON

1. COLLATERAL AGGREGATE SUMMARY

Number Of Mortgage Loans: 748
Aggregate Outstanding Principal Balance: $31,853,181.
Average Outstanding Principal Balance: $42,584.
Fixed Rate: 100.00%
Adjustable Rate: 0.00%
Weighted Average Coupon: 10.247%
Weighted Average Margin: 0.000%
Weighted Average Initial Rate Cap: 0.000%
Weighted Average Periodic Rate Cap: 0.000%
Weighted Average Maximum Rate: 0.000%
Weighted Average Floor: 0.000%
Weighted Average Original Term (mo): 328.87
Weighted Average Remaining Term (mo): 326.78
Weighted Average LTV: 99.28%
Weighted Average FICO: 645
:
Product Type:
2/28 ARM: 0.00%
2/28 ARM IO: 0.00%
3/27 ARM: 0.00%
3/27 ARM IO: 0.00%
5/25 ARM: 0.00%
Fixed Rate: 100.00%
:
Prepayment Penalty Type:
None: 21.87%
12 Mo: 11.09%
24 Mo: 61.72%
30 Mo: 0.00%
36 Mo: 5.32%
:
Geographic Distribution:
Top 10 States:CA(38.77%),FL(7.95%),NY(7.46%),MD(4.90%),IL(4.00%),NJ(3.84%),
CO(3.79%),GA(3.12%),VA(3.09%),MN(2.80%)

:
Occupancy Status:
Primary Home: 98.52%
Non-Owner: 1.29%
Second Home: 0.19%
:
Loan Purpose:
Purchase: 80.04%
Cashout Refinance: 14.01%

Tables Report                                                       Page 2 of 11

Debt Consolidation: 5.16%
Home Improvement: 0.00%
Rate/Term Refinance: 0.79%
:
Lien Position:
First Lien: 0.00%
Second Lien: 100.00%

                                       Top

2. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                  AGGREGATE
RANGE OF ORIGINAL   NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
MORTGAGE LOAN       MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
PRINCIPAL BALANCES   LOANS       OUTSTANDING      POOL      COUPON      LTV      FICO       DTI
-------------------------------------------------------------------------------------------------
1 - 50,000            498      $11,550,330.66    36.26%     10.609%    98.67%      631     41.22%

50,001 - 75,000       124        7,699,553.98    24.17      10.298     99.35       646     42.27

75,001 - 100,000       72        6,239,401.20    19.59      10.121     99.72       657     42.22

100,001 - 125,000      40        4,367,140.06    13.71       9.793     99.83       656     43.69

125,001 - 150,000      11        1,504,038.48     4.72       9.226    100.00       661     44.32

150,001 - 175,000       3          492,716.16     1.55       9.669    100.00       664     43.46
                      ---      --------------   ------      ------    ------       ---     -----
TOTAL:                748      $31,853,180.54   100.00%     10.247%    99.28%      645     42.19%
                      ===      ==============   ======      ======    ======       ===     =====

3. RANGE OF OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                   AGGREGATE
RANGE OF OUTSTANDING  NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
MORTGAGE LOAN         MORTGAGE      BALANCE       MORTGAGE    AVERAGE  AVERAGE    AVERAGE  AVERAGE
PRINCIPAL BALANCES      LOANS     OUTSTANDING       POOL      COUPON     LTV       FICO      DTI
--------------------------------------------------------------------------------------------------
1 - 50,000              498      $11,550,330.66    36.26%     10.609%    98.67%     631     41.22%

50,001 - 75,000         124        7,699,553.98    24.17      10.298     99.35      646     42.27

75,001 - 100,000         72        6,239,401.20    19.59      10.121     99.72      657     42.22

100,001 - 125,000        41        4,491,948.18    14.10       9.792     99.84      656     43.82

Tables Report                                                       Page 3 of 11

125,001 - 150,000   10    1,379,230.36     4.33    9.179  100.00  662   43.95

150,001 - 175,000    3      492,716.16     1.55    9.669  100.00  664   43.46
                   ---  --------------   ------   ------   -----  ---   -----
TOTAL:             748  $31,853,180.54   100.00%  10.247%  99.28% 645   42.19%
                   ===  ==============   ======   ======   =====  ===   =====

4. ORIGINAL TERM (MONTHS)

                             AGGREGATE
               NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
ORIGINAL TERM  MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE  AVERAGE
(MONTHS)        LOANS       OUTSTANDING      POOL      COUPON      LTV      FICO      DTI
--------------------------------------------------------------------------------------------
1 - 180          237       $3,059,961.71      9.61%    11.472%    95.97%      614    41.65%

181 - 240         93        2,768,886.15      8.69     10.575     99.47       640    41.95

301 - 360        418       26,024,332.68     81.70     10.067     99.65       650    42.28
                 ---      --------------    ------     ------     -----       ---    -----
TOTAL:           748      $31,853,180.54    100.00%    10.247%    99.28%      645    42.19%
                 ===      ==============    ======     ======     =====       ===    =====

5. REMAINING TERM (MONTHS)

                             AGGREGATE
                NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
REMAINING TERM  MORTGAGE      BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
(MONTHS)         LOANS      OUTSTANDING      POOL      COUPON      LTV      FICO       DTI
---------------------------------------------------------------------------------------------
1 - 180           237       $3,059,961.71     9.61%     11.472%    95.97%     614     41.65%

181 - 240          93        2,768,886.15     8.69      10.575     99.47      640     41.95

301 - 360         418       26,024,332.68    81.70      10.067     99.65      650     42.28
                  ---      --------------   ------      ------     -----      ---     -----
TOTAL:            748      $31,853,180.54   100.00%     10.247%    99.28%     645     42.19%
                  ===      ==============   ======      ======     =====      ===     =====

6. PROPERTY TYPE

                             AGGREGATE
               NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                MORTGAGE      BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
PROPERTY TYPE    LOANS      OUTSTANDING     POOL      COUPON      LTV       FICO       DTI
--------------------------------------------------------------------------------------------
Single Family     644     $26,508,234.43    83.22%    10.223%    99.27%       644    42.15%

Tables Report                                                       Page 4 of 11

Multi Family   55    3,023,970.63    9.49    10.741   99.04  653   42.98

Condo          49    2,320,975.48    7.29     9.871   99.72  652   41.56
              ---  --------------  ------    ------   -----  ---   -----
TOTAL:        748  $31,853,180.54  100.00%   10.247%  99.28% 645   42.19%
              ===  ==============  ======    ======   =====  ===   =====

7. LOAN PURPOSE

                                             AGGREGATE
                                NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                                 MORTGAGE     BALANCE       MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
LOAN PURPOSE                      LOANS     OUTSTANDING       POOL      COUPON      LTV       FICO     DTI
---------------------------------------------------------------------------------------------------------------
Purchase                           583     $25,496,729.81      80.04%    10.349%    99.48%     645     41.85%

Refinance - Cashout                121       4,462,786.37      14.01      9.930     98.47      645     44.01

Refinance - Debt Consolidation      37       1,643,452.26       5.16      9.597     98.53      647     41.82

Refinance - Rate/Term                7         250,212.10       0.79      9.746     99.29      665     46.66
                                   ---     --------------     ------     ------     -----      ---     -----
TOTAL:                             748     $31,853,180.54     100.00%    10.247%    99.28%     645     42.19%
                                   ===     ==============     ======     ======     =====      ===     =====

8. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                  AGGREGATE
RANGE OF ORIGINAL  NUMBER OF      PRINCIPAL   PERCENT OF   WEIGHTED  WEIGHTED  WEIGHTED   WEIGHTED
LOAN-TO-VALUE      MORTGAGE        BALANCE    MORTGAGE     AVERAGE   AVERAGE   AVERAGE    AVERAGE
RATIOS              LOANS        OUTSTANDING    POOL       COUPON      LTV      FICO        DTI
--------------------------------------------------------------------------------------------------
70.01 - 75.00          1      $    14,134.29     0.04%     13.250%    75.00%     576      46.10%

80.01 - 85.00          2           36,275.06     0.11      11.200     84.81      605      43.54

85.01 - 90.00         21          634,064.33     1.99      10.656     89.75      645      41.31

90.01 - 95.00        184        2,792,175.08     8.77      11.197     94.88      624      41.96

95.01 - 100.00       540       28,376,531.78    89.09      10.141     99.96      648      42.23
                     ---      --------------   ------      ------     -----      ---      -----
TOTAL:               748      $31,853,180.54   100.00%     10.247%    99.28%     645      42.19%
                     ===      ==============   ======      ======     =====      ===      =====

Maximum LTV: 100.00
Minimum LTV: 75.00

Tables Report                                                       Page 5 of 11

WA LTV:99.28

                                      Top

9. STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          AGGREGATE
                                            NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                                            MORTGAGE       BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
STATE DISTRIBUTION OF MORTGAGED PROPERTIES    LOANS      OUTSTANDING      POOL      COUPON     LTV       FICO      DTI
-------------------------------------------------------------------------------------------------------------------------
California                                     175     $12,350,033.68    38.77%      9.844%   99.38%      654     42.88%
Florida                                         77       2,531,708.23     7.95      10.484    99.50       635     41.14
New York                                        40       2,376,402.86     7.46      10.608    98.61       655     45.69
Maryland                                        29       1,560,641.60     4.90      10.161    99.45       648     42.71
Illinois                                        49       1,275,417.97     4.00      10.838    99.37       639     41.06
New Jersey                                      29       1,222,827.95     3.84      11.057    98.97       651     39.57
Colorado                                        34       1,208,296.42     3.79       9.846    99.75       628     40.81
Georgia                                         48         994,136.80     3.12      11.121    98.93       631     42.82
Virginia                                        28         985,366.70     3.09      10.976    98.22       661     42.32
Minnesota                                       26         890,990.63     2.80       9.720    99.73       641     43.82
Massachusetts                                   12         783,450.82     2.46       9.719    99.72       666     38.65
Hawaii                                           8         749,786.49     2.35      10.025    99.42       655     44.88
Washington                                      14         551,740.10     1.73      10.172    99.10       650     33.85
Arizona                                         20         501,656.67     1.57      10.851    99.46       627     40.76
Texas                                           21         446,475.68     1.40      11.116    99.35       613     41.23
Nevada                                          10         401,059.76     1.26      10.104    99.77       627     42.22
Michigan                                        18         360,507.22     1.13      11.146    99.20       605     39.10
Connecticut                                     13         345,305.02     1.08      10.473    99.42       623     41.02
North Carolina                                  18         330,568.84     1.04      10.979    99.40       603     36.68
Pennsylvania                                    11         304,662.17     0.96      10.913    99.47       648     40.52
Utah                                            10         290,412.55     0.91      10.051    97.56       640     39.98
New Hampshire                                    7         248,041.17     0.78      10.670    99.36       627     41.14
Ohio                                             5         135,117.10     0.42      11.325    99.39       639     40.71

Tables Report                                                       Page 6 of 11

                                                          AGGREGATE
                                            NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                                            MORTGAGE       BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
STATE DISTRIBUTION OF MORTGAGED PROPERTIES    LOANS      OUTSTANDING      POOL      COUPON     LTV       FICO      DTI
-------------------------------------------------------------------------------------------------------------------------
Missouri                                         5         130,397.27     0.41      10.995   100.00       625     36.77
Tennessee                                        4         110,482.22     0.35      10.073   100.00       615     47.39
Rhode Island                                     3         105,244.52     0.33      10.868    99.79       598     49.28
Idaho                                            5          99,693.39     0.31       9.258    99.47       637     35.35
Wisconsin                                        8          97,518.58     0.31      10.823    97.61       605     46.29
Oregon                                           3          82,287.58     0.26       9.526    98.03       642     40.69
Iowa                                             2          60,484.59     0.19       8.677   100.00       679     50.25
Other                                           16         322,465.96     1.01      11.051    99.48       600     41.70
                                               ---     --------------   ------      ------    -----       ---     -----
TOTAL:                                         748     $31,853,180.54   100.00%     10.247%   99.28%      645     42.19%
                                               ===     ==============   ======      ======    =====       ===     =====


                                      Top

10. DOCUMENTATION SUMMARY

                                     AGGREGATE
                       NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       MORTGAGE       BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
DOCUMENTATION SUMMARY    LOANS      OUTSTANDING      POOL      COUPON     LTV       FICO      DTI
----------------------------------------------------------------------------------------------------
Full                      572     $20,273,255.51    63.65%     10.070%   99.25%     631      41.69%
Stated                    170      11,501,338.96    36.11      10.545    99.38      670      43.16
Easy                        6          78,586.07     0.25      11.928    95.00      612      29.08
                          ---     --------------   ------      ------    -----      ---      -----
TOTAL:                    748     $31,853,180.54   100.00%     10.247%   99.28%     645      42.19%
                          ===     ==============   ======      ======    =====      ===      =====

                                       Top

11. RANGE OF CREDIT SCORES

                                     AGGREGATE
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                        MORTGAGE      BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING      POOL      COUPON     LTV       FICO      DTI
----------------------------------------------------------------------------------------------------
526 - 550                    3     $   26,467.47     0.08%     12.428%   95.00%     550      47.09%
551 - 575                   70        746,932.31     2.34      11.963    94.64      563      44.00
576 - 600                  170      5,234,553.57    16.43      10.985    99.38      590      42.58

Tables Report                                                      Page 7 of 11

             NUMBER        AGGREGATE        PERCENT
RANGE OF       OF          PRINCIPAL          OF        WEIGHTED    WEIGHTED    WEIGHTED   WEIGHTED
 CREDIT     MORTGAGE        BALANCE         MORTGAGE     AVERAGE     AVERAGE     AVERAGE   AVERAGE
 SCORES      LOANS        OUTSTANDING         POOL       COUPON        LTV        FICO       DTI
---------   --------   -----------------   ---------    --------    --------    --------   --------
601 - 625      119          4,873,214.80       15.30      10.598       99.44       612       42.51
626 - 650      130          6,942,076.15       21.79      10.182       99.23       638       41.74
651 - 675      116          6,569,514.17       20.62       9.807       99.44       663       42.51
676 - 700       71          3,753,690.68       11.78       9.687       99.56       687       41.31
701 - 725       37          2,286,769.43        7.18       9.734       99.57       712       42.67
726 - 750       18            956,563.10        3.00       9.968       99.67       740       40.25
751 - 775       10            284,756.50        0.89      10.447       98.02       762       40.09
776 - 800        4            178,642.36        0.56       9.710       99.28       779       45.31
               ---     -----------------      ------      ------       -----       ---       -----
TOTAL:         748     $   31,853,180.54      100.00%     10.247%      99.28%      645       42.19%
               ===     =================      ======      ======       =====       ===       =====

Maximum FICO: 784
Minimum FICO: 550
WA FICO: 645

12. OCCUPANCY

                                   AGGREGATE
                    NUMBER OF      PRINCIPAL      PERCENT OF    WEIGHTED    WEIGHTED   WEIGHTED   WEIGHTED
                    MORTGAGE        BALANCE        MORTGAGE      AVERAGE     AVERAGE    AVERAGE    AVERAGE
OCCUPANCY             LOANS       OUTSTANDING        POOL        COUPON        LTV       FICO        DTI
------------------  ---------   ---------------   ----------    --------    --------   --------   --------
Owner Occupied         699      $ 31,380,948.69     98.52%      10.219%      99.37%      645       42.17%
Non-Owner Occupied      44           412,454.98      1.29       12.178       93.42       660       44.53
2nd Home                 5            59,776.87      0.19       11.431       95.00       676       33.55
                       ---      ---------------    ------       ------       -----       ---       -----
TOTAL:                 748      $ 31,853,180.54    100.00%      10.247%      99.28%      645       42.19%
                       ===      ===============    ======       ======       =====       ===       =====

Tables Report

13. RANGE OF MORTGAGE RATES

                                 AGGREGATE
                   NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF MORTGAGE  MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE  AVERAGE   AVERAGE
RATES                LOANS      OUTSTANDING      POOL      COUPON     LTV      FICO       DTI
-----------------  ---------  --------------  ----------  --------  --------  --------  --------
6.501 - 7.000          1          $15,897.87      0.05%     6.900%  100.00%     758       31.66%
7.501 - 8.000          6          447,696.43      1.41      7.948    99.54      654       35.20
8.001 - 8.500         19        1,275,738.49      4.01      8.399    99.50      673       41.05
8.501 - 9.000         91        5,495,936.35     17.25      8.856    99.53      674       41.17
9.001 - 9.500         41        2,487,232.18      7.81      9.419    99.93      662       44.06
9.501 - 10.000        86        4,953,345.83     15.55      9.843    99.67      648       42.60
10.001 - 10.500       61        3,348,123.93     10.51     10.288    99.43      641       43.00
10.501 - 11.000      136        5,584,419.42     17.53     10.869    99.17      621       42.92
11.001 - 11.500      133        5,343,111.97     16.77     11.332    99.61      641       41.51
11.501 - 12.000       64        1,147,811.65      3.60     11.800    97.00      616       41.17
12.001 - 12.500       82          949,301.34      2.98     12.282    96.14      609       42.97
12.501 - 13.000       18          689,697.52      2.17     12.652    98.83      623       44.50
13.001 - 13.500       10          114,867.56      0.36     13.293    91.29      622       35.78
                     ---      --------------    ------     ------    -----      ---       -----
TOTAL:               748      $31,853,180.54    100.00%    10.247%   99.28%     645       42.19%
                     ===      ==============    ======     ======    =====      ===       =====

Maximum Mortgage Rate: 13.500%
Minimum Mortgage Rate: 6.900%
WA Mortgage Rate: 10.247%

14. RANGE OF MAXIMUM MORTGAGE RATES

                             AGGREGATE
RANGE OF        NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
MAXIMUM         MORTGAGE      BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
MORTGAGE RATES    LOANS     OUTSTANDING       POOL      COUPON     LTV       FICO       DTI
--------------  ---------  --------------  ----------  --------  --------  --------  --------
Fixed Rate        748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ---      --------------   ------     ------     -----      ---      -----
TOTAL:            748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ===      ==============   ======     ======     =====      ===      =====

Tables Report

15. RANGE OF MINIMUM MORTGAGE RATES

                              AGGREGATE
RANGE OF        NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
MINIMUM         MORTGAGE       BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
MORTGAGE RATES    LOANS      OUTSTANDING      POOL     COUPON      LTV      FICO       DTI
--------------  ---------  --------------  ----------  --------  --------  --------  --------
Fixed Rate        748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ---      --------------   ------     ------     -----      ---      -----
TOTAL:            748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ===      ==============   ======     ======     =====      ===      =====

16. RANGE OF GROSS MARGINS

                              AGGREGATE
                NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF GROSS  MORTGAGE       BALANCE      MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
MARGINS          LOANS      OUTSTANDING       POOL      COUPON     LTV       FICO      DTI
--------------  ---------  --------------  ----------  --------  --------  --------  --------
Fixed Rate        748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ---      --------------   ------     ------     -----      ---      -----
TOTAL:            748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                  ===      ==============   ======     ======     =====      ===      =====

17. NEXT RATE ADJUSTMENT DATE

                              AGGREGATE
                 NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
NEXT RATE        MORTGAGE      BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
ADJUSTMENT DATE    LOANS      OUTSTANDING      POOL      COUPON     LTV       FICO      DTI
---------------  ---------  --------------  ----------  --------  --------  --------  --------
Fixed Rate         748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                   ---      --------------   ------     ------     -----      ---      -----
TOTAL:             748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                   ===      ==============   ======     ======     =====      ===      =====

18. INITIAL PERIODIC RATE CAP

                            AGGREGATE
INITIAL        NUMBER OF    PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
PERIODIC RATE  MORTGAGE      BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
CAP              LOANS     OUTSTANDING       POOL      COUPON     LTV       FICO      DTI
-------------  ---------  --------------  ----------  --------  --------  --------  --------
Fixed Rate       748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                 ---      --------------   ------     ------     -----      ---      -----
TOTAL:           748      $31,853,180.54   100.00%    10.247%    99.28%     645      42.19%
                 ===      ==============   ======     ======     =====      ===      =====


19. SUBSEQUENT PERIODIC RATE CAP

                                 AGGREGATE
 SUBSEQUENT       NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
PERIODIC RATE     MORTGAGE        BALANCE         MORTGAGE     AVERAGE     AVERAGE      AVERAGE      AVERAGE
     CAP           LOANS        OUTSTANDING         POOL        COUPON       LTV         FICO          DTI
-------------     ---------    --------------    ----------    --------    --------     --------     --------
Fixed Rate          748        $31,853,180.54     100.00%      10.247%      99.28%        645         42.19%
                    ---        --------------     ------       ------       -----         ---         -----
TOTAL:              748        $31,853,180.54     100.00%      10.247%      99.28%        645         42.19%
                    ===        ==============     ======       ======       =====         ===         =====

                                       Top

20. PRODUCT TYPE

                                 AGGREGATE
                  NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
                  MORTGAGE        BALANCE         MORTGAGE     AVERAGE     AVERAGE      AVERAGE      AVERAGE
PRODUCT TYPE       LOANS        OUTSTANDING         POOL        COUPON       LTV         FICO          DTI
-------------     ---------    --------------    ----------    --------    --------     --------     --------
Fixed Rate          748        $31,853,180.54     100.00%       10.247%     99.28%        645         42.19%
                    ---        --------------     ------        ------      -----         ---         -----
TOTAL:              748        $31,853,180.54     100.00%       10.247%     99.28%        645         42.19%
                    ===        ==============     ======        ======      =====         ===         =====

21. INTEREST ONLY PERIOD (MONTHS)

                                 AGGREGATE
  INTEREST        NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
 ONLY PERIOD      MORTGAGE        BALANCE         MORTGAGE     AVERAGE      AVERAGE     AVERAGE      AVERAGE
  (MONTHS)          LOANS       OUTSTANDING         POOL        COUPON       LTV          FICO         DTI
-------------     ---------    --------------    ----------    --------    --------     --------     --------
0                   748        $31,853,180.54     100.00%       10.247%     99.28%         645       42.19%
                    ---        --------------     ------        ------      -----          ---       -----
TOTAL:              748        $31,853,180.54     100.00%       10.247%     99.28%         645       42.19%
                    ===        ==============     ======        ======      =====          ===       =====

Tables Report                                                      Page 11 of 11

22. LIEN POSITION

                                 AGGREGATE
                  NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
                  MORTGAGE        BALANCE         MORTGAGE     AVERAGE      AVERAGE     AVERAGE      AVERAGE
LIEN POSITION       LOANS       OUTSTANDING         POOL        COUPON       LTV          FICO         DTI
-------------     ---------    --------------    ----------    --------    --------     --------     --------
    2               748        $31,853,180.54      100.00%      10.247%      99.28%          645       42.19%
                    ---        --------------      ------       ------       -----           ---       -----
TOTAL:              748        $31,853,180.54      100.00%      10.247%      99.28%          645       42.19%
                    ===        ==============      ======       ======       =====           ===       =====

23. ORIGINAL PREPAYMENT PENALTY TERM

                                 AGGREGATE
ORIGINAL          NUMBER OF      PRINCIPAL       PERCENT OF    WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
PREPAYMENT         MORTGAGE       BALANCE         MORTGAGE     AVERAGE      AVERAGE     AVERAGE      AVERAGE
PENALTY TERM        LOANS        OUTSTANDING        POOL        COUPON        LTV         FICO         DTI
-------------     ---------    --------------    ----------    --------    --------     --------     --------
No Penalty           219       $ 6,967,256.69       21.87%      10.486%      99.28%        642        40.34%
12                    84         3,532,770.94       11.09       10.448       98.65         650        42.98
24                   403        19,658,439.14       61.72       10.173       99.39         644        42.59
36                    42         1,694,713.77        5.32        9.695       99.47         664        43.39
                     ---       --------------      ------       ------       -----         ---        -----
TOTAL:               748       $31,853,180.54      100.00%      10.247%      99.28%        645        42.19%
                     ===       ==============      ======       ======       =====         ===        =====

Non-Zero WA Prepayment Penalty Term: 23

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 16, 2005

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                                                                  FREMONT 2005-A

                                                                     TCW REQUEST

DISCLAIMER:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                                                    LTV
                                        AVG LTV   MIN LTV   MAX LTV   AVG DTI
                                        -------------------------------------
                IO Loans                 81.94     42.79    100.00     41.01

Low Bal         < $50k                   96.31     11.63    100.00     40.61
                $50k to $100k            84.23     13.45    100.00     39.30

High Coupon     8% to 9%                 81.09     11.63    100.00     41.60
                9% to 10%                78.17     20.00    100.00     42.61
                > 10%                    82.29     21.43    100.00     43.20

Occupancy       Owner Occupied           80.98     11.63    100.00     42.18
                Non-Owner Occupied       82.94     18.95     95.00     40.89
                2nd Home                 84.84     48.00    100.00     39.78

                2nd lien                 99.28     75.00    100.00     42.19

Doc Type        Full                     82.70     28.89    100.00     42.06
                Stated                   78.43     11.63    100.00     42.40
                Easy                     81.78     32.50    100.00     36.80

Property Type   Single Family            81.09     11.63    100.00     41.93
                Multi Family             81.59     13.45    100.00     43.47
                Condo                    80.91     35.42    100.00     41.36
                Manufactured             90.00     90.00     90.00     42.18

Delinq          60+ days                  N/A       N/A       N/A       N/A

                                          DTI                           FICO                              DOC
                                        MIN DTI   MAX DTI   AVG FICO   MIN FICO   MAX FICO   FULL DOC   ASY DOC   STATED DOC
                                        ------------------------------------------------------------------------------------
                IO Loans                  3.80     62.53      644        563        779        82.94      1.34       15.73

Low Bal         < $50k                    0.55     54.50      627        514        784        79.49      1.04       19.48
                $50k to $100k             5.12     60.40      610        500        799        68.41      0.74       30.85

High Coupon     8% to 9%                  5.12     55.79      577        500        779        47.91      2.94       49.15
                9% to 10%                 0.55     55.27      568        500        750        48.77      2.45       48.78
                > 10%                     4.10     55.00      583        500        784        50.25      1.38       48.37

Occupancy       Owner Occupied            3.80     62.53      616        500        810        61.51      2.08       36.40
                Non-Owner Occupied        0.55     60.40      637        503        799        68.30      0.12       31.58
                2nd Home                  6.74     54.73      633        529        783        57.88      5.16       36.97


                2nd lien                  4.10     54.50      645        550        784        63.65      0.25       36.11

Doc Type        Full                      0.55     62.53      611        500        799       100.00      0.00        0.00
                Stated                   10.17     55.00      629        500        810         0.00      0.00      100.00
                Easy                      4.10     54.93      590        501        702         0.00    100.00        0.00


Property Type   Single Family             3.54     62.53      614        500        810        64.22      2.17       33.61
                Multi Family              0.55     60.40      632        500        795        42.77      1.24       55.99
                Condo                     5.12     54.95      629        502        804        66.64      1.35       32.01
                Manufactured             42.18     42.18      601        601        601       100.00      0.00        0.00

Delinq          60+ days                   N/A       N/A      N/A        N/A        N/A        N/A         N/A        N/A

FIL2005A TCW

  STATE      % BY BALANCE   PROPERTY TYPE   % BY BALANCE   DOC TYPE   % BY BALANCE          LOAN PURPOSE             % BY BALANCE
---------------------------------------------------------------------------------------------------------------------------------
California       32.39      Single Family       82.51       Full         61.85       Refinance - Cashout                 44.32
New York         11.80      Multi Family        11.74       Stated       36.14       Purchase                            40.96
Florida           8.01      Condo                5.74       Easy          2.01       Refinance - Debt Consolidation      11.61
New Jersey        7.93      Manufactured         0.01                                Refinance - Home Improvement         2.16
Illinois          4.73                                                               Refinance - Rate/Term                0.95

  STATE        OCCUPANCY           % BY BALANCE   ORIG PREPAYMENT PENALTY TERM   % BY BALANCE
---------------------------------------------------------------------------------------------
California   Owner Occupied              93.06                   0                     16.98
New York     Non-Owner Occupied           5.61                  12                     14.37
Florida      2nd Home                     1.33                  24                     58.92
New Jersey                                                      30                      0.03
Illinois                                                        36                      9.71

Largest 10 Loans

   Balance     State   MSA          Loan Type          LTV      DTI    FICO       Prop Type
----------------------------------------------------------------------------------------------
$992,994.94CA                2/28 ARM                 79.60    44.20   676       Single Family
$958,028.33CA                2/28 ARM                 80.00    50.55   631       Single Family
$928,332.83CA                3/27 Interest Only ARM   74.40    22.76   629       Single Family
$877,876.94NY                2/28 ARM                 80.00    48.26   708       Multi Family
$875,000.00CA                2/28 Interest Only ARM   72.92    49.75   632       Single Family
$850,000.00CA                3/27 Interest Only ARM   73.91    47.27   609       Single Family
$848,636.49CA                Fixed Rate               85.00    10.55   584       Single Family
$848,543.63NJ                2/28 ARM                 96.59    49.03   709       Single Family
$848,456.02CA                2/28 ARM                 87.18    50.07   753       Single Family
$848,303.41CA                2/28 ARM                 77.27    34.50   624       Single Family

   Balance              Purpose                  Occ Codes       Orig Prepay Penalty
------------------------------------------------------------------------------------
$992,994.9CA   Refinance - Cashout             Owner Occupied            24
$958,028.3CA   Refinance - Rate/Term           Owner Occupied            24
$928,332.8CA   Refinance - Debt Consolidation  Owner Occupied            36
$877,876.9NY   Refinance - Cashout             Owner Occupied            12
$875,000.0CA   Refinance - Cashout             Owner Occupied            24
$850,000.0CA   Refinance - Debt Consolidation  Owner Occupied            36
$848,636.4CA   Refinance - Debt Consolidation  Owner Occupied            36
$848,543.6NJ   Refinance - Cashout             Owner Occupied             0
$848,456.0CA   Refinance - Cashout             Owner Occupied             0
$848,303.4CA   Refinance - Cashout             Owner Occupied            24

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN

                          WTD AVG           TOTAL            PERCENT OF      WTD AVG
  FICO         LTV    CURRENT BALANCE   CURRENT BALANCE    CURRENT BALANCE    GWAC
------------------------------------------------------------------------------------
500 - 524      >65%     $197,165.22     $  56,783,582.38         4.65%       8.389%
525 - 549      >65%     $206,895.17     $  71,585,728.96         5.86%       7.776%
550 - 574      >65%     $182,199.87     $ 120,980,712.32         9.90%       7.492%
575 - 599      >70%     $168,051.39     $ 157,632,203.25        12.90%       7.154%
600 - 624      >70%     $204,667.12     $ 176,423,059.08        14.44%       6.838%
625 - 649      >70%     $227,319.01     $ 176,172,231.00        14.42%       6.683%
650 - 674      >80%     $180,936.16     $  55,909,273.72         4.58%       7.198%
675 - 699      >80%     $203,324.80     $  41,071,610.07         3.36%       7.155%
700 - 724      >80%     $183,170.30     $  22,163,605.92         1.81%       7.172%
725 - 749      >85%     $219,634.64     $  13,836,982.15         1.13%       7.489%
750 - 774      >85%     $242,678.49     $   9,464,461.00         0.77%       7.142%
775 - 799      >85%     $151,091.29     $   2,568,551.88         0.21%       7.468%
GRAND TOTAL:            $195,629.76     $ 904,592,001.73        74.04%       7.182%

                      WTD AVG   WTD AVG   WTD AVG
  FICO         % MI     FICO      DTI       LTV     % SINGLE FAMILY   % PUD   % OWNER OCC   % FULLDOC
-----------------------------------------------------------------------------------------------------
500 - 524      0.00%    512     43.73%    75.98%        87.11%        0.00%      96.97%       54.14%
525 - 549      0.00%    536     42.50%    79.11%        83.17%        0.00%      96.87%       63.70%
550 - 574      0.00%    562     42.96%    83.52%        86.44%        0.00%      93.44%       74.33%
575 - 599      0.00%    588     42.14%    84.54%        86.25%        0.00%      94.98%       82.29%
600 - 624      0.00%    611     41.85%    84.52%        85.66%        0.00%      93.05%       75.49%
625 - 649      0.00%    637     41.82%    83.96%        81.84%        0.00%      92.01%       62.13%
650 - 674      0.00%    661     42.33%    91.90%        82.33%        0.00%      83.18%       64.21%
675 - 699      0.00%    686     42.37%    92.39%        70.23%        0.00%      85.35%       55.82%
700 - 724      0.00%    711     41.64%    91.97%        75.80%        0.00%      88.99%       51.63%
725 - 749      0.00%    737     43.00%    95.33%        70.40%        0.00%      81.18%       47.93%
750 - 774      0.00%    759     40.50%    92.46%        68.63%        0.00%      71.73%       58.62%
775 - 799      0.00%    783     41.54%    94.48%        99.69%        0.00%      59.10%       58.97%
GRAND TOTAL:   0.00%    606     42.26%    84.59%        83.50%        0.00%      92.23%       68.82%

  FICO         % EASY DOC    % STATED DOC   % INT ONLY
------------------------------------------------------
500 - 524         3.11%         42.75%         0.00%
525 - 549         4.44%         31.86%         0.00%
550 - 574         3.30%         22.37%         0.84%
575 - 599         2.90%         14.81%        21.31%
600 - 624         2.06%         22.45%        22.57%
625 - 649         1.16%         36.71%        32.27%
650 - 674         2.49%         33.30%        15.44%
675 - 699         1.29%         42.89%        15.88%
700 - 724         0.00%         48.37%         6.95%
725 - 749         0.00%         52.07%         7.09%
750 - 774         0.00%         41.38%         7.59%
775 - 799         0.00%         41.03%         0.00%
GRAND TOTAL:      2.33%         28.84%        16.55%

                           WTD AVG           TOTAL           PERCENT OF      WTD AVG
  LTV           DTI    CURRENT BALANCE   CURRENT BALANCE   CURRENT BALANCE    GWAC
------------------------------------------------------------------------------------
<= 59          > 50%    $ 186,214.92     $ 13,035,044.22        1.07%        7.620%
60 - 64        > 50%    $ 206,561.91     $  7,849,352.59        0.64%        7.967%
65 - 69        > 50%    $ 217,747.37     $ 11,540,610.59        0.94%        8.177%
70 - 74        > 50%    $ 246,546.09     $ 13,806,581.18        1.13%        7.766%
75 - 79        > 50%    $ 252,765.30     $ 17,693,571.27        1.45%        7.153%
80 - 84        > 50%    $ 227,873.94     $ 45,802,661.25        3.75%        7.165%
85 - 89        > 50%    $ 262,119.18     $ 13,105,959.15        1.07%        6.733%
90 - 94        > 50%    $ 209,263.61     $ 19,670,779.72        1.61%        6.849%
95 - 99        > 50%    $  74,012.79     $  1,628,281.33        0.13%        8.151%
100 >=         > 50%    $ 104,585.23     $  2,196,289.80        0.18%        7.419%
GRAND TOTAL:            $ 216,783.90     $146,329,131.10       11.98%        7.317%

                       WTD AVG   WTD AVG   WTD AVG
  LTV          % MI     FICO       DTI       LTV     % SINGLE FAMILY   % PUD    % OWNER OCC   % FULL DOC
--------------------------------------------------------------------------------------------------------
<= 59          0.00%     562     53.29%     50.52%         85.17%      0.00%       95.74%       59.39%
60 - 64        0.00%     571     53.15%     62.64%         86.69%      0.00%       89.12%       53.91%
65 - 69        0.00%     552     53.16%     67.10%         77.53%      0.00%       93.24%       59.98%
70 - 74        0.00%     572     53.31%     71.69%         83.91%      0.00%       91.97%       69.49%
75 - 79        0.00%     575     52.72%     77.36%         83.14%      0.00%       95.54%       60.69%
80 - 84        0.00%     588     52.54%     80.32%         80.75%      0.00%       89.34%       57.66%
85 - 89        0.00%     603     51.53%     86.19%         94.59%      0.00%       97.58%       93.54%
90 - 94        0.00%     612     51.63%     90.10%         83.32%      0.00%       77.84%       91.37%
95 - 99        0.00%     625     51.88%     95.74%         99.55%      0.00%       97.82%       71.52%
100 >=         0.00%     639     51.63%    100.00%         88.98%      0.00%      100.00%       96.69%
GRAND TOTAL:   0.00%     585     52.55%     76.81%         83.71%      0.00%       90.65%       67.76%

  LTV          % EASY DOC   % STATED DOC   % INT ONLY
-----------------------------------------------------
<= 59            0.00%          40.61%        0.00%
60 - 64          0.00%          46.09%        0.00%
65 - 69          1.47%          38.55%        0.00%
70 - 74          0.00%          30.51%        0.00%
75 - 79          1.39%          37.92%        0.00%
80 - 84          0.82%          41.52%        0.59%
85 - 89          6.46%           0.00%        0.00%
90 - 94          0.85%           7.78%        2.05%
95 - 99          0.00%          28.48%        9.55%
100 >=           0.00%           3.31%        7.51%
GRAND TOTAL:     1.23%          31.00%        0.68%

                          WTD AVG            TOTAL           PERCENT OF     WTD AVG
DTI            FICO   CURRENT BALANCE   CURRENT BALANCE   CURRENT BALANCE    GWAC
-----------------------------------------------------------------------------------
20 - 24        <525     $200,571.18     $  2,406,854.17         0.20%       8.361%
25 - 29        <550     $140,796.93     $  7,603,034.08         0.62%       8.141%
30 - 34        <575     $184,401.91     $ 29,319,904.28         2.40%       7.861%
35 - 39        <600     $180,147.96     $ 68,996,668.50         5.65%       7.690%
40 - 44        <625     $196,331.99     $136,450,733.84        11.17%       7.298%
45 - 49        <650     $200,638.92     $266,649,122.31        21.83%       7.134%
50 - 54        <675     $215,875.93     $135,785,959.38        11.11%       7.361%
55 - 99        <700     $193,707.61     $  1,937,076.10         0.16%       8.022%
GRAND TOTAL:            $198,455.93     $649,149,352.66        53.13%       7.327%

                      WTD AVG   WTD AVG   WTD AVG
DTI            % MI    FICO      DTI       LTV      % SINGLE FAMILY   % PUD   % OWNER OCC   % FULLDOC
-----------------------------------------------------------------------------------------------------
20 - 24        0.00%    517     22.28%    70.35%         70.01%       0.00%     100.00%       62.04%
25 - 29        0.00%    526     27.53%    70.38%         94.91%       0.00%      98.23%       52.60%
30 - 34        0.00%    541     32.34%    78.08%         87.98%       0.00%      96.35%       68.32%
35 - 39        0.00%    560     37.69%    77.48%         87.33%       0.00%      94.76%       59.75%
40 - 44        0.00%    580     42.89%    80.79%         85.71%       0.00%      95.62%       68.29%
45 - 49        0.00%    592     47.84%    81.98%         83.02%       0.00%      95.18%       69.88%
50 - 54        0.00%    576     52.52%    76.64%         84.80%       0.00%      91.63%       68.43%
55 - 99        0.00%    555     56.41%    75.76%         96.29%       0.00%      93.40%       77.65%
GRAND TOTAL:   0.00%    579     45.69%    79.76%         84.77%       0.00%      94.59%       67.89%

   DTI         % EASY DOC    % STATED DOC   % INT ONLY
------------------------------------------------------
20 - 24           8.01%          29.95%        0.00%
25 - 29           2.63%          44.77%        0.00%
30 - 34           3.27%          28.42%        0.00%
35 - 39           3.64%          36.61%        8.09%
40 - 44           3.05%          28.65%       18.50%
45 - 49           1.83%          28.30%       18.39%
50 - 54           1.23%          30.35%        0.61%
55 - 99           0.00%          22.35%       21.87%
GRAND TOTAL:      2.24%          29.87%       12.50%

EASY AND           WTD AVG           TOTAL           PERCENT OF       WTD AVG
STATED DOC     CURRENT BALANCE   CURRENT BALANCE   CURRENT BALANCE     GWAC
-----------------------------------------------------------------------------
500 - 524        $207,925.80     $ 39,505,901.23        3.23%         8.798%
525 - 549        $217,902.60     $ 34,428,610.12        2.82%         8.126%
550 - 574        $231,860.26     $ 40,343,685.14        3.30%         7.725%
575 - 599        $225,741.91     $ 39,956,317.53        3.27%         7.425%
600 - 624        $253,398.24     $ 51,186,444.37        4.19%         7.013%
625 - 649        $249,160.34     $ 71,758,176.91        5.87%         7.063%
650 - 674        $241,888.53     $ 75,711,109.85        6.20%         6.897%
675 - 699        $246,873.10     $ 56,533,940.97        4.63%         6.891%
700 - 724        $229,877.87     $ 26,665,832.94        2.18%         6.981%
725 - 749        $263,675.66     $ 17,929,944.96        1.47%         7.060%
750 - 774        $287,875.59     $  7,772,640.89        0.64%         7.025%
775 - 799        $278,110.08     $  3,615,431.06        0.30%         6.830%
800 - 824        $374,429.93     $    748,859.86        0.06%         7.417%
GRAND TOTAL:     $238,199.74     $466,156,895.83       38.15%         7.317%

EASY AND                WTD AVG  WTD AVG   WTD AVG
STATED DOC     % MI      FICO      DTI       LTV       % SINGLE FAMILY    % PUD   % OWNER OCC   % FULLDOC
---------------------------------------------------------------------------------------------------------
500 - 524      0.00%      513    42.79%     69.64%          89.43%        0.00%      97.26%       0.00%
525 - 549      0.00%      536    41.86%     71.80%          79.95%        0.00%      94.75%       0.00%
550 - 574      0.00%      563    42.33%     72.15%          82.13%        0.00%      91.68%       0.00%
575 - 599      0.00%      587    40.88%     74.34%          78.29%        0.00%      90.27%       0.00%
600 - 624      0.00%      612    41.74%     79.08%          80.47%        0.00%      91.84%       0.00%
625 - 649      0.00%      638    42.70%     80.88%          75.42%        0.00%      94.17%       0.00%
650 - 674      0.00%      662    41.78%     81.49%          75.79%        0.00%      94.95%       0.00%
675 - 699      0.00%      686    42.25%     82.95%          72.61%        0.00%      92.62%       0.00%
700 - 724      0.00%      710    41.17%     84.75%          67.94%        0.00%      97.60%       0.00%
725 - 749      0.00%      737    42.55%     86.29%          71.88%        0.00%      99.70%       0.00%
750 - 774      0.00%      761    44.37%     86.62%          67.48%        0.00%      81.84%       0.00%
775 - 799      0.00%      783    45.29%     80.29%          85.20%        0.00%     100.00%       0.00%
800 - 824      0.00%      807    41.96%     79.37%          42.67%        0.00%     100.00%       0.00%
GRAND TOTAL:   0.00%      627    42.10%     78.61%          77.37%        0.00%      93.87%       0.00%

 EASY AND
STATED DOC     % EASY   % STATED DOC    % INT ONLY    %CA      %NY       %FL
------------------------------------------------------------------------------
500 - 524       6.06%       93.94%         0.00%     35.12%   10.96%    14.61%
525 - 549       9.95%       90.05%         0.00%     26.84%   14.96%    10.26%
550 - 574       9.91%       90.09%         0.00%     29.06%   11.10%    12.39%
575 - 599      12.83%       87.17%         0.90%     33.03%   20.34%     5.30%
600 - 624       8.01%       91.99%         3.10%     34.75%   16.93%     6.97%
625 - 649       3.05%       96.95%        11.83%     33.88%   22.58%     4.13%
650 - 674       2.59%       97.41%        20.48%     39.57%   14.06%     5.47%
675 - 699       2.26%       97.74%        14.17%     35.84%   20.13%     5.54%
700 - 724       0.52%       99.48%        15.25%     33.24%   26.31%     2.32%
725 - 749       0.00%      100.00%         5.88%     21.85%   28.34%     7.21%
750 - 774       0.00%      100.00%         5.35%     32.25%   21.01%     2.89%
775 - 799       0.00%      100.00%        12.84%     69.56%   11.79%     8.19%
800 - 824       0.00%      100.00%         0.00%      0.00%    0.00%     0.00%
GRAND TOTAL:    5.28%       94.72%         8.57%     33.93%   17.83%     7.01%

                    WTD AVG            TOTAL          PERCENT OF      WTD AVG
INTEREST ONLY   CURRENT BALANCE   CURRENT BALANCE   CURRENT BALANCE    GWAC
-----------------------------------------------------------------------------
550 - 574         $338,250.00     $  1,014,750.00        0.08%        6.574%
575 - 599         $242,168.53     $ 35,114,436.84        2.87%        6.616%
600 - 624         $254,669.37     $ 42,529,784.56        3.48%        6.286%
625 - 649         $305,251.80     $ 59,829,353.40        4.90%        6.100%
650 - 674         $300,823.87     $ 47,530,170.76        3.89%        6.070%
675 - 699         $307,026.76     $ 26,097,274.67        2.14%        6.010%
700 - 724         $307,348.90     $ 13,523,351.61        1.11%        5.719%
725 - 749         $337,662.31     $  5,402,597.01        0.44%        5.786%
750 - 774         $289,652.66     $  2,606,873.92        0.21%        5.911%
775 - 799         $464,400.00     $    464,400.00        0.04%        6.100%
GRAND TOTAL:      $284,117.71     $234,112,992.77       19.16%        6.166%

                        WTD AVG   WTD AVG   WTD AVG
INTEREST ONLY    % MI    FICO       DTI       LTV     % SINGLE FAMILY   % PUD   % OWNER OCC   % FULLDOC
-------------------------------------------------------------------------------------------------------
550 - 574       0.00%     568     44.99%    88.30%         100.00%      0.00%      100.00%     100.00%
575 - 599       0.00%     589     42.89%    83.75%          93.26%      0.00%      100.00%      98.97%
600 - 624       0.00%     611     42.46%    81.62%          91.15%      0.00%      100.00%      96.27%
625 - 649       0.00%     638     40.66%    81.91%          92.48%      0.00%       99.50%      85.82%
650 - 674       0.00%     661     39.76%    81.31%          86.52%      0.00%       98.60%      67.38%
675 - 699       0.00%     685     40.66%    81.58%          77.42%      0.00%      100.00%      69.31%
700 - 724       0.00%     711     40.68%    80.44%          81.43%      0.00%      100.00%      69.94%
725 - 749       0.00%     739     34.53%    82.09%          75.40%      0.00%       92.34%      80.47%
750 - 774       0.00%     763     39.25%    84.37%          80.98%      0.00%      100.00%      84.04%
775 - 799       0.00%     779     44.25%    80.00%         100.00%      0.00%      100.00%       0.00%
GRAND TOTAL:    0.00%     644     41.01%    81.94%          88.35%      0.00%       99.41%      82.94%

INTEREST ONLY   % EASY   % STATED DOC    % INT ONLY     %CA      %NY       %FL
--------------------------------------------------------------------------------
550 - 574       0.00%        0.00%        100.00%      80.49%    0.00%    19.51%
575 - 599       1.03%        0.00%        100.00%      42.41%    1.88%     4.67%
600 - 624       1.27%        2.46%        100.00%      48.23%    3.72%     2.68%
625 - 649       1.97%       12.21%        100.00%      61.18%    2.42%     5.18%
650 - 674       1.20%       31.42%        100.00%      51.96%    6.12%     7.90%
675 - 699       1.85%       28.84%        100.00%      52.66%    3.86%     6.41%
700 - 724       0.00%       30.06%        100.00%      79.78%    0.00%     0.00%
725 - 749       0.00%       19.53%        100.00%      74.85%    0.00%     6.58%
750 - 774       0.00%       15.96%        100.00%      62.57%    0.00%     0.00%
775 - 799       0.00%      100.00%        100.00%     100.00%    0.00%     0.00%
GRAND TOTAL:    1.34%       15.73%        100.00%      54.76%    3.25%     5.07%

Credit Suisse First Boston
11 Madison Ave

New York, NY 10010
www.csfb.com
1/16/2005 23:17

DISCLAIMER:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Home Equity Loan Portfolio Fremont Investment                       Page 1 of 10

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  2,169 RECORDS
                              BALANCE: 470,712,912

SILENT SECONDS

1. COLLATERAL AGGREGATE SUMMARY

Number Of Mortgage Loans: 2,169
Aggregate Outstanding Principal Balance: $470,712,912.
Average Outstanding Principal Balance: $217,018.
Fixed Rate: 4.25%
Adjustable Rate: 95.75%
Weighted Average Coupon: 6.650%
Weighted Average Margin: 6.896%
Weighted Average Initial Rate Cap: 3.000%
Weighted Average Periodic Rate Cap: 1.500%
Weighted Average Maximum Rate: 13.643%
Weighted Average Floor: 6.643%
Weighted Average Original Term (mo): 360.00
Weighted Average Remaining Term (mo): 357.81
Weighted Average LTV: 82.90%
Weighted Average FICO: 635

:
Product Type:
2/28 ARM: 60.70%
2/28 ARM IO: 31.07%
3/27 ARM: 1.17%
3/27 ARM IO: 2.21%
5/25 ARM: 0.61%
Fixed Rate: 4.25%

:
Prepayment Penalty Type:
None: 13.91%
12 Mo: 13.00%
24 Mo: 67.63%
30 Mo: 0.07%
36 Mo: 5.39%

:
Geographic Distribution:
Top 10 States: CA(32.04%),NY(8.05%),FL(8.02%),IL(5.04%),GA(4.98%),MD(3.81%),
NJ(3.74%),CO(3.56%),VA(2.95%),MN(2.75%)

:
Occupancy Status:
Primary Home: 93.69%
Non-Owner: 5.33%
Second Home: 0.98%

:

Loan Purpose:
Purchase: 75.21%
Cashout Refinance: 19.52%
Debt Consolidation: 4.35%
Home Improvement: 0.59%
Rate/Term Refinance: 0.33%

:
Lien Position:
First Lien: 100.00%
Second Lien: 0.00%

                                       Top

2. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE
RANGE OF ORIGINAL       NUMBER OF        PRINCIPAL     PERCENT OF    WEIGHTED    WEIGHTED   WEIGHTED     WEIGHTED
 MORTGAGE LOAN          MORTGAGE         BALANCE        MORTGAGE      AVERAGE    AVERAGE     AVERAGE      AVERAGE
PRINCIPAL BALANCES       LOANS          OUTSTANDING       POOL        COUPON       LTV        FICO         DTI
------------------------------------------------------------------------------------------------------------------
     1 - 50,000             1         $     49,953.15     0.01%       9.750%      80.00%      544         52.42%
50,001 - 75,000            74            4,623,434.86     0.98        8.378       83.89       598         40.23

Home Equity Loan Portfolio Fremont Investment                       Page 2 of 10

 75,001 - 100,000         154           13,937,160.76     2.96        7.376       84.54       616         39.92
100,001 - 125,000         333           37,148,293.13     7.89        7.290       84.63       611         41.37
125,001 - 150,000         249           33,988,787.77     7.22        7.162       84.64       615         41.12
150,001 - 175,000         222           35,747,354.89     7.59        6.762       83.91       629         41.80
175,001 - 200,000         191           35,655,856.55     7.57        6.821       83.11       622         41.47
200,001 - 225,000         150           32,009,517.40     6.80        6.718       83.52       630         41.98
225,001 - 250,000         114           27,065,913.09     5.75        6.614       82.49       634         43.36
250,001 - 275,000         108           28,210,539.37     5.99        6.552       82.93       636         42.45
275,001 - 300,000          90           25,854,119.22     5.49        6.489       82.59       649         43.36
300,001 - 350,000         158           51,168,090.44    10.87        6.408       81.79       647         42.77
350,001 - 400,000         103           38,435,109.95     8.17        6.428       82.02       647         43.13
400,001 - 450,000          97           41,164,029.34     8.75        6.277       82.08       647         42.94
450,001 - 500,000          56           26,763,575.32     5.69        6.229       82.78       644         42.56
500,001 - 600,000          55           29,812,012.26     6.33        6.251       81.30       657         41.60
600,001 - 700,000          14            9,079,164.54     1.93        6.173       80.64       651         39.14
                        ---------------------------------------------------------------------------------------
TOTAL:                  2,169         $470,712,912.04   100.00%       6.650%      82.90%      635         42.14%
                        =======================================================================================

Maximum Original Balance: $688,000
Minimum Original Balance: $49,953
Average Original Balance: $217,018

                                       Top

3. RANGE OF OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE
RANGE OF OUTSTANDING    NUMBER OF        PRINCIPAL     PERCENT OF    WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
 MORTGAGE LOAN          MORTGAGE         BALANCE        MORTGAGE      AVERAGE    AVERAGE     AVERAGE      AVERAGE
PRINCIPAL BALANCES       LOANS          OUTSTANDING       POOL        COUPON       LTV        FICO          DTI
------------------------------------------------------------------------------------------------------------------
       1 - 50,000           1         $     49,953.15      0.01%      9.750%      80.00%       544         52.42%
  50,001 - 75,000          74            4,623,434.86      0.98       8.378       83.89        598         40.23
 75,001 - 100,000         156           14,137,089.77      3.00       7.377       84.54        616         39.73
100,001 - 125,000         335           37,447,830.35      7.96       7.292       84.70        611         41.52
125,001 - 150,000         245           33,489,321.54      7.11       7.157       84.56        615         41.04
150,001 - 175,000         222           35,747,354.89      7.59       6.762       83.91        629         41.80
175,001 - 200,000         191           35,655,856.55      7.57       6.821       83.11        622         41.47
200,001 - 225,000         150           32,009,517.40      6.80       6.718       83.52        630         41.98
225,001 - 250,000         115           27,315,733.04      5.80       6.621       82.56        634         43.35
250,001 - 275,000         107           27,960,719.42      5.94       6.544       82.87        636         42.45
275,001 - 300,000          92           26,453,398.47      5.62       6.500       82.65        647         43.27
300,001 - 350,000         156           50,568,811.19     10.74       6.402       81.75        647         42.81
350,001 - 400,000         103           38,435,109.95      8.17       6.428       82.02        647         43.13
400,001 - 450,000          97           41,164,029.34      8.75       6.277       82.08        647         42.94
450,001 - 500,000          57           27,263,372.57      5.79       6.230       82.73        644         42.66
500,001 - 600,000          54           29,312,215.01      6.23       6.251       81.32        657         41.49
600,001 - 700,000          14            9,079,164.54      1.93       6.173       80.64        651         39.14
                        ----------------------------------------------------------------------------------------
TOTAL:                  2,169         $470,712,912.04    100.00%      6.650%      82.90%       635         42.14%
                        ========================================================================================

Home Equity Loan Portfolio Fremont Investment                       Page 3 of 10

                                       Top

4. ORIGINAL TERM (MONTHS)

                                         AGGREGATE
                          NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED     WEIGHTED    WEIGHTED    WEIGHTED
                          MORTGAGE       BALANCE        MORTGAGE      AVERAGE      AVERAGE     AVERAGE     AVERAGE
ORIGINAL TERM (MONTHS)     LOANS        OUTSTANDING       POOL        COUPON         LTV        FICO         DTI
-------------------------------------------------------------------------------------------------------------------
301 - 360                  2,169      $470,712,912.04    100.00%       6.650%       82.90%       635        42.14%
                           --------------------------------------------------------------------------------------
TOTAL:                     2,169      $470,712,912.04    100.00%       6.650%       82.90%       635        42.14%
                           ======================================================================================

                                       Top

5. REMAINING TERM (MONTHS)

                                         AGGREGATE
                          NUMBER OF      PRINCIPAL         PERCENT OF     WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                          MORTGAGE        BALANCE           MORTGAGE      AVERAGE      AVERAGE    AVERAGE     AVERAGE
REMAINING TERM (MONTHS)    LOANS        OUTSTANDING           POOL         COUPON       LTV        FICO         DTI
---------------------------------------------------------------------------------------------------------------------
301 - 360                  2,169      $ 470,712,912.04       100.00%       6.650%      82.90%        635       42.14%
                           -----------------------------------------------------------------------------------------
TOTAL:                     2,169      $ 470,712,912.04       100.00%       6.650%      82.90%        635       42.14%
                           =========================================================================================

                                       Top

6. PROPERTY TYPE

                                         AGGREGATE
                          NUMBER OF      PRINCIPAL        PERCENT OF     WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
                          MORTGAGE       BALANCE           MORTGAGE      AVERAGE     AVERAGE      AVERAGE      AVERAGE
PROPERTY TYPE              LOANS        OUTSTANDING         POOL          COUPON       LTV          FICO         DTI
----------------------------------------------------------------------------------------------------------------------
Single Family              1,852      $395,234,410.77       83.97%        6.631%      83.00%         633        41.97%
Multi Family                 169        44,799,962.26        9.52         6.838       82.60          648        43.73
Condo                        147        30,564,400.87        6.49         6.616       81.96          647        42.10
Manufactured                   1           114,138.14        0.02         7.750       90.00          601        42.18
                           ------------------------------------------------------------------------------------------
TOTAL:                     2,169      $470,712,912.04      100.00%        6.650%      82.90%         635        42.14%
                           ==========================================================================================

                                       Top

7. LOAN PURPOSE

Home Equity Loan Portfolio Fremont Investment                       Page 4 of 10

                                                   AGGREGATE
                                    NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED   WEIGHTED    WEIGHTED    WEIGHTED
                                    MORTGAGE       BALANCE         MORTGAGE    AVERAGE    AVERAGE     AVERAGE     AVERAGE
LOAN PURPOSE                         LOANS        OUTSTANDING       POOL        COUPON      LTV         FICO        DTI
---------------------------------------------------------------------------------------------------------------------------
Purchase                             1,670      $354,043,891.59      75.21%      6.682%     82.86%       638        42.09%
Refinance - Cashout                    398        91,895,275.91      19.52       6.584      83.02        626        42.27
Refinance - Debt Consolidation          84        20,487,213.23       4.35       6.383      83.02        624        42.86
Refinance - Home Improvement            12         2,755,686.25       0.59       6.853      83.72        623        44.95
Refinance - Rate/Term                    5         1,530,845.06       0.33       6.352      80.65        652        31.27
                                     ------------------------------------------------------------------------------------
TOTAL:                               2,169      $470,712,912.04     100.00%      6.650%     82.90%       635        42.14%
                                     ====================================================================================

                                       Top

8. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE
                         NUMBER OF        PRINCIPAL        PERCENT OF      WEIGHTED    WEIGHTED     WEIGHTED     WEIGHTED
RANGE OF ORIGINAL        MORTGAGE          BALANCE          MORTGAGE       AVERAGE     AVERAGE      AVERAGE      AVERAGE
LOAN-TO-VALUE RATIOS      LOANS          OUTSTANDING          POOL         COUPON        LTV          FICO         DTI
------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                 7        $  1,534,019.83        0.33%         7.016%      63.52%        639         33.63%
65.01 - 70.00                 6             981,798.97        0.21          8.582       70.00         586         43.88
70.01 - 75.00                12           2,935,946.67        0.62          6.959       74.08         629         41.53
75.01 - 80.00             1,306         310,025,338.90       65.86          6.391       79.97         647         42.09
80.01 - 85.00               125          23,618,198.72        5.02          6.931       84.73         611         41.53
85.01 - 90.00               711         131,150,500.50       27.86          7.183       89.96         612         42.48
90.01 - 95.00                 2             467,108.45        0.10          7.536       95.00         639         39.21
                          ---------------------------------------------------------------------------------------------
TOTAL:                    2,169        $470,712,912.04      100.00%         6.650%      82.90%        635         42.14%
                          =============================================================================================

Maximum LTV: 95.00
Minimum LTV: 60.78
WA LTV: 82.90

                                       Top

9. STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                                               AGGREGATE
                                               NUMBER OF       PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED   WEIGHTED  WEIGHTED
                                               MORTGAGE         BALANCE        MORTGAGE    AVERAGE   AVERAGE    AVERAGE   AVERAGE
STATE DISTRIBUTION OF MORTGAGED PROPERTIES      LOANS         OUTSTANDING        POOL      COUPON      LTV       FICO       DTI
----------------------------------------------------------------------------------------------------------------------------------
California                                        462       $150,829,975.49     32.04%      6.242%     81.44%     649      42.30%
New York                                          121         37,887,766.31      8.05       6.611      82.21      651      44.34
Florida                                           202         37,731,006.87      8.02       6.890      84.09      622      41.61
Illinois                                          137         23,739,007.20      5.04       7.003      84.57      631      42.70
Georgia                                           149         23,448,545.58      4.98       7.067      86.15      612      41.19
Maryland                                           76         17,935,662.94      3.81       6.511      82.48      635      42.85
New Jersey                                         77         17,603,816.87      3.74       7.010      83.38      631      40.46
Colorado                                           92         16,747,872.98      3.56       6.406      82.13      631      41.60
Virginia                                           69         13,897,698.27      2.95       6.971      84.44      635      42.20
Minnesota                                          70         12,945,060.98      2.75       6.564      83.26      631      43.53

Home Equity Loan Portfolio Fremont Investment                       Page 5 of 10

Massachusetts                                      46      12,191,749.82         2.59       6.635      81.72       647     44.07
Arizona                                            62       9,919,476.25         2.11       6.881      83.25       623     39.73
Washington                                         49       9,726,956.53         2.07       6.340      81.63       641     39.26
Hawaii                                             27       8,742,735.42         1.86       6.324      81.17       652     42.00
Texas                                              59       7,746,272.19         1.65       7.541      85.09       607     41.57
Nevada                                             36       7,719,508.51         1.64       6.522      82.76       629     42.33
Michigan                                           63       7,603,073.82         1.62       7.504      84.81       610     40.81
North Carolina                                     57       7,068,569.01         1.50       7.098      86.01       599     40.52
Connecticut                                        36       6,622,407.04         1.41       7.011      83.77       624     43.09
Pennsylvania                                       27       4,530,772.59         0.96       7.068      83.97       628     41.36
Ohio                                               31       4,390,216.84         0.93       7.267      84.92       622     41.68
Wisconsin                                          25       3,714,556.47         0.79       7.013      85.09       599     41.87
Utah                                               22       3,642,942.50         0.77       7.023      84.06       617     37.75
Tennessee                                          29       3,466,596.46         0.74       7.310      84.90       594     44.35
Oregon                                             18       3,245,694.00         0.69       6.838      83.02       656     42.10
Indiana                                            20       2,457,311.45         0.52       7.129      82.54       607     38.94
Rhode Island                                       10       2,116,300.01         0.45       6.703      84.75       629     47.98
South Carolina                                     15       2,115,577.49         0.45       7.343      86.72       590     43.65
Missouri                                           15       2,056,272.24         0.44       7.147      83.94       611     41.80
New Hampshire                                      10       1,899,280.00         0.40       7.094      84.15       615     40.90
Other                                              57       6,970,229.91         1.48       7.177      83.36       609     40.50
                                                --------------------------------------------------------------------------------
TOTAL:                                          2,169    $470,712,912.04       100.00%      6.650%     82.90%      635     42.14%
                                                ================================================================================

                                       Top

10. DOCUMENTATION SUMMARY

                                                   AGGREGATE
                                   NUMBER OF       PRINCIPAL          PERCENT OF     WEIGHTED     WEIGHTED    WEIGHTED    WEIGHTED
                                   MORTGAGE         BALANCE            MORTGAGE      AVERAGE      AVERAGE     AVERAGE     AVERAGE
 DOCUMENTATION SUMMARY              LOANS         OUTSTANDING           POOL         COUPON        LTV          FICO        DTI
----------------------------------------------------------------------------------------------------------------------------------
Full                                 1,648      $ 334,219,476.62       71.00%         6.603%       83.97%       624        41.79%
Stated                                 496        131,078,601.23       27.85          6.749        79.98        665        43.19
Easy                                    25          5,414,834.19        1.15          7.173        87.23        623        38.42
                                     -------------------------------------------------------------------------------------------
TOTAL:                               2,169      $ 470,712,912.04      100.00%         6.650%       82.90%       635        42.14%
                                     ===========================================================================================

                                       Top

11. RANGE OF CREDIT SCORES

                                         AGGREGATE
                          NUMBER OF      PRINCIPAL          PERCENT OF    WEIGHTED    WEIGHTED    WEIGHTED     WEIGHTED
                          MORTGAGE       BALANCE            MORTGAGE      AVERAGE     AVERAGE      AVERAGE     AVERAGE
RANGE OF CREDIT SCORES     LOANS        OUTSTANDING           POOL        COUPON        LTV         FICO         DTI
------------------------------------------------------------------------------------------------------------------------
500 or less                   1        $   223,769.27          0.05%       9.300%      80.00%       500         51.44%
501 - 525                    16          2,274,401.71          0.48        8.581       78.14        512         43.04

Home Equity Loan Portfolio Fremont Investment                       Page 6 of 10

526 - 550                    32           4,820,755.47          1.02       7.830        83.58         541       45.00
551 - 575                   231          40,701,792.88          8.65       7.562        88.87         563       42.90
576 - 600                   451          77,457,404.00         16.46       6.964        84.07         589       42.55
601 - 625                   393          81,819,218.78         17.38       6.633        83.16         613       41.58
626 - 650                   380          93,416,567.64         19.85       6.418        81.50         639       42.13
651 - 675                   304          78,505,526.97         16.68       6.398        81.65         662       42.22
676 - 700                   187          46,229,734.66          9.82       6.351        81.52         687       41.55
701 - 725                    95          23,861,744.69          5.07       6.236        81.32         712       42.73
726 - 750                    47          14,164,622.47          3.01       6.305        81.64         738       39.49
751 - 775                    21           4,409,042.19          0.94       6.528        83.40         762       43.50
776 - 800                    11           2,828,331.31          0.60       6.627        82.72         779       44.36
                          -------------------------------------------------------------------------------------------
TOTAL:                    2,169        $470,712,912.04        100.00%      6.650%       82.90%        635       42.14%
                          ===========================================================================================

Maximum FICO: 784
Minimum FICO: 500
WA FICO: 635

                                       Top

12. OCCUPANCY

                                          AGGREGATE
                         NUMBER OF        PRINCIPAL          PERCENT OF     WEIGHTED     WEIGHTED    WEIGHTED     WEIGHTED
                         MORTGAGE          BALANCE            MORTGAGE       AVERAGE     AVERAGE     AVERAGE      AVERAGE
OCCUPANCY                 LOANS          OUTSTANDING           POOL          COUPON        LTV         FICO         DTI
------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,995       $441,008,971.71          93.69%       6.601%       82.59%       634         42.10%
Non-Owner Occupied           154         25,084,129.99           5.33        7.521        87.44        655         42.83
2nd Home                      20          4,619,810.34           0.98        6.583        87.60        652         42.12
                           ---------------------------------------------------------------------------------------------
TOTAL:                     2,169       $470,712,912.04         100.00%       6.650%       82.90%       635         42.14%
                           =============================================================================================

                                       Top

13. RANGE OF MORTGAGE RATES

                                                 AGGREGATE
                               NUMBER OF         PRINCIPAL         PERCENT OF     WEIGHTED     WEIGHTED     WEIGHTED     WEIGHTED
                               MORTGAGE           BALANCE           MORTGAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE
RANGE OF MORTGAGE RATES         LOANS           OUTSTANDING           POOL         COUPON        LTV         FICO          DTI
---------------------------------------------------------------------------------------------------------------------------------
6.000 or Less                    408          $116,531,525.45        24.76%        5.673%       80.59%        655         42.25%
6.001 - 6.500                    454           116,845,810.00        24.82         6.301        81.79         648         41.92
6.501 - 7.000                    458           102,947,973.28        21.87         6.789        83.30         633         42.92
7.001 - 7.500                    346            60,829,996.18        12.92         7.298        85.21         616         41.82
7.501 - 8.000                    299            49,298,188.15        10.47         7.794        86.13         611         41.84
8.001 - 8.500                    137            17,239,691.63         3.66         8.271        86.67         590         41.24
8.501 - 9.000                     38             4,467,609.42         0.95         8.733        84.04         585         38.66
9.001 - 9.500                     22             1,910,942.33         0.41         9.251        79.53         554         42.06
9.501 - 10.000                     5               398,631.74         0.08         9.823        77.37         554         47.15

Home Equity Loan Portfolio Fremont Investment                      Page 7 of 10

10.501 - 11.000      1        50,374.97    0.01   10.950   80.00   506  37.17
11.001 - 11.500      1       192,168.89    0.04   11.250   70.00   512  33.21
-----------------------------------------------------------------------------
TOTAL:           2,169  $470,712,912.04  100.00%   6.650%  82.90%  635  42.14%
=============================================================================

Maximum Mortgage Rate: 11.250%
Minimum Mortgage Rate: 4.950%
WA Mortgage Rate: 6.650%

                                      Top

14. RANGE OF MAXIMUM MORTGAGE RATES

                                AGGREGATE
                  NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF MAXIMUM  MORTGAGE       BALANCE       MORTGAGE   AVERAGE    AVERAGE  AVERAGE   AVERAGE
MORTGAGE RATES     LOANS       OUTSTANDING       POOL      COUPON      LTV     FICO      DTI
------------------------------------------------------------------------------------------------
0.000 or less          93    $ 19,995,362.61     4.25%     6.809%    82.12%     650      42.51%
11.001 - 12.000        17       5,854,502.44     1.24      4.989     80.07      689      37.99
12.001 - 13.000       377     107,298,315.78    22.79      5.701     80.69      653      42.53
13.001 - 14.000       869     208,600,425.48    44.32      6.529     82.49      639      42.32
14.001 - 15.000       624     106,390,897.25    22.60      7.521     85.67      614      41.78
15.001 - 16.000       164      20,452,747.16     4.35      8.359     86.20      588      40.77
16.001 - 17.000        23       1,878,117.46     0.40      9.356     80.52      553      46.48
17.001 - 18.000         1          50,374.97     0.01     10.950     80.00      506      37.17
18.001 - 19.000         1         192,168.89     0.04     11.250     70.00      512      33.21
----------------------------------------------------------------------------------------------
TOTAL:              2,169    $470,712,912.04   100.00%     6.650%    82.90%     635      42.14%
==============================================================================================

Maximum Max Rate: 18.250%
Minimum Max Rate: 11.950%
WA Max Rate: 13.643%

                                       Top

15. RANGE OF MINIMUM MORTGAGE RATES

                                AGGREGATE
                  NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF MAXIMUM  MORTGAGE       BALANCE       MORTGAGE   AVERAGE    AVERAGE  AVERAGE   AVERAGE
MORTGAGE RATES     LOANS       OUTSTANDING       POOL      COUPON      LTV     FICO      DTI
------------------------------------------------------------------------------------------------
0.000 or less          93    $ 19,995,362.61     4.25%     6.809%    82.12%     650      42.51%
4.001 - 5.000          17       5,854,502.44     1.24      4.989     80.07      689      37.99
5.001 - 6.000         377     107,298,315.78    22.79      5.701     80.69      653      42.53
6.001 - 7.000         869     208,600,425.48    44.32      6.529     82.49      639      42.32
7.001 - 8.000         623     106,390,897.25    22.60      7.521     85.67      614      41.78
8.001 - 9.000         165      20,452,747.16     4.35      8.359     86.20      588      40.77
9.001 - 10.000         23       1,878,117.46     0.40      9.356     80.52      553      46.48
10.001 - 11.000         1          50,374.97     0.01     10.950     80.00      506      37.17
11.001 - 12.000         1         192,168.89     0.04     11.250     70.00      512      33.21
----------------------------------------------------------------------------------------------
TOTAL:              2,169    $470,712,912.04   100.00%     6.650%    82.90%     635      42.14%
==============================================================================================

Home Equity Loan Portfolio Fremont Investment                      Page 8 of 10

Maximum Min Rate: 11.250%
Minimum Min Rate: 0.000%
WA Min Rate: 6.643%

                                       Top

16. RANGE OF GROSS MARGINS

                                AGGREGATE
                  NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF GROSS    MORTGAGE       BALANCE       MORTGAGE   AVERAGE    AVERAGE  AVERAGE   AVERAGE
MARGINS            LOANS       OUTSTANDING       POOL      COUPON      LTV     FICO       DTI
------------------------------------------------------------------------------------------------
0.000 or less         93     $ 19,995,362.61     4.25%     6.809%    82.12%     650      42.51%
5.001 - 6.000         19         6,59,536.59     1.40      4.996     80.06      685      39.12
6.001 - 7.000      2,057      444,148,012.84    94.36      6.667     82.98      634      42.17
----------------------------------------------------------------------------------------------
TOTAL:             2,169     $470,712,912.04   100.00%     6.650%    82.90%     635      42.14%
==============================================================================================

WA Gross Margin: 6.896%

                                       Top

17. NEXT RATE ADJUSTMENT DATE


                                         AGGREGATE
                           NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                           MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
NEXT RATE ADJUSTMENT DATE   LOANS       OUTSTANDING      POOL      COUPON      LTV       FICO      DTI
---------------------------------------------------------------------------------------------------------
0000-00                         93    $ 19,995,362.61    4.25%      6.809%    82.12%     650      42.51%
2006-08                         11       1,583,001.14    0.34       7.631     83.66      631      40.05
2006-09                         13       2,632,671.73    0.56       7.372     83.28      609      36.83
2006-10                         66      13,582,125.48    2.89       7.110     83.69      618      43.47
2006-11                        196      43,020,944.99    9.14       6.573     82.44      636      41.41
2006-12                      1,718     371,127,308.74   78.84       6.647     83.05      634      42.26
2007-09                          1          88,955.56    0.02       8.150     85.00      569      21.90
2007-10                          1         346,595.97    0.07       7.300     80.00      729      33.10
2007-11                          4       1,582,129.31    0.34       6.040     80.00      681      44.99
2007-12                         56      13,883,355.97    2.95       6.149     81.43      659      40.52
2009-12                         10       2,870,460.54    0.61       6.393     79.62      630      42.61
-------------------------------------------------------------------------------------------------------
TOTAL:                       2,169    $470,712,912.40  100.00%      6.650%    82.90%     635      42.14%
=======================================================================================================

                                       Top

Home Equity Loan Portfolio Fremont Investment                      Page 9 of 10

18. INITIAL PERIODIC RATE CAP

                                         AGGREGATE
                           NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                           MORTGAGE       BALANCE       MORTGAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
INITIAL PERIODIC RATE CAP   LOANS       OUTSTANDING       POOL      COUPON     LTV      FICO       DTI
---------------------------------------------------------------------------------------------------------
0.000                           93    $ 19,995,362.61      4.25%    6.809%    82.12%     650      42.51%
3.000                        2,076     450,717,549.43     95.75     6.643     82.93      634      42.13
-------------------------------------------------------------------------------------------------------
TOTAL:                       2,169    $470,712,912.04    100.00%    6.650%    82.90%     635      42.14%
=======================================================================================================

                                       Top

19. SUBSEQUENT PERIODIC RATE CAP

                                           AGGREGATE
                              NUMBER OF    PRINCIPAL      PERCENT OF   WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                              MORTGAGE      BALANCE       MORTGAGE     AVERAGE   AVERAGE    AVERAGE  AVERAGE
SUBSEQUENT PERIODIC RATE CAP    LOANS     OUTSTANDING       POOL       COUPON      LTV        FICO     DTI
-------------------------------------------------------------------------------------------------------------
0.000                              93    $ 19,995,362.61     4.25%     6.809%     82.12%      650     42.51%
1.500                           2,076     450,717,549.43    95.75      6.643      82.93       634     42.13
-----------------------------------------------------------------------------------------------------------
TOTAL:                          2,169    $470,712,912.04   100.00%     6.650%     82.90%      635     42.14%
===========================================================================================================

                                       Top

20. PRODUCT TYPE

                                     AGGREGATE
                        NUMBER OF    PRINCIPAL      PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE   AVERAGE    AVERAGE  AVERAGE
PRODUCT TYPE             LOANS       OUTSTANDING      POOL       COUPON     LTV       FICO      DTI
------------------------------------------------------------------------------------------------------
2/28 ARM                  1,447    $285,714,956.51     60.70%    6.942%    83.93%      627     42.68%
2/28 Interest Only ARM      557     146,231,095.57     31.07     6.116     81.22       647     41.18
3/27 ARM                     26       5,507,172.08      1.17     6.897     82.34       651     43.78
3/27 Interest Only ARM       36      10,393,864.73      2.21     5.791     80.72       669     39.07
5/25 ARM                     10       2,870,460.54      0.61     6.393     79.62       630     42.61
Fixed Rate                   93      19,995,362.61      4.25     6.809     82.12       650     42.51
----------------------------------------------------------------------------------------------------
TOTAL:                    2,169    $470,712,912.04    100.00%    6.650%    82.90%      635     42.14%
====================================================================================================

                                       Top

21. INTEREST ONLY PERIOD (MONTHS)

                                             AGGREGATE
                               NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                               MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
INTEREST ONLY PERIOD (MONTHS)   LOANS       OUTSTANDING      POOL      COUPON      LTV       FICO      DTI
-------------------------------------------------------------------------------------------------------------
0                                1,576    $314,087,951.74     66.73%    6.927%    83.75%      628     42.69%
24                                 557     146,231,095.57     31.07     6.116     81.22       647     41.18
36                                  36      10,393,864.73      2.21     5.791     80.72       669     39.07
-----------------------------------------------------------------------------------------------------------
TOTAL:                           2,169    $470,712,912.04    100.00%    6.650%    82.90%      635     42.14%
===========================================================================================================

                                       Top

Home Equity Loan Portfolio Fremont Investment                      Page 10 to 10

22. LIEN POSITION

                                                AGGREGATE
                                  NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                                  MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE   AVERAGE   AVERAGE
LIEN POSITION                      LOANS       OUTSTANDING      POOL       COUPON     LTV       FICO      DTI
----------------------------------------------------------------------------------------------------------------
1                                   2,169    $470,712,912.04   100.00%    6.650%     82.90%     635      42.14%
--------------------------------------------------------------------------------------------------------------
TOTAL:                              2,169    $470,712,912.04   100.00%    6.650%     82.90%     635      42.14%
==============================================================================================================

                                       Top

23. ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE
                             NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED  WEIGHTE  WEIGHTED  WEIGHTED
                             MORTGAGE       BALANCE      MORTGAGE    AVERAGE   AVERAGE  AVERAGE   AVERAGE
ORIGINAL PREPAYMENT PENALTY   LOANS       OUTSTANDING      POOL       COUPON     LTV      FICO      DTI
----------------------------------------------------------------------------------------------------------
0                                349    $ 65,467,767.80    13.91%     6.993%    84.31%    631      41.66%
12                               247      61,205,182.93    13.00      6.719     83.25     641      43.02
24                             1,456     318,344,490.50    67.63      6.584     82.57     634      42.05
30                                 2         317,684.77     0.07      6.696     87.46     605      45.71
36                               115      25,377,786.04     5.39      6.426     82.52     652      42.41
--------------------------------------------------------------------------------------------------------
TOTAL:                         2,169    $470,712,912.04   100.00%     6.650%    82.90%    635      42.14%
========================================================================================================

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Feb 1, 2005 10:20

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

  1. FICO & Documentation
  2. LTV
  3. Principal Balance
  4. Prepayment Penalty Term At Origination
  5. Mortgage Rates
  6. Mortgage Rate

1. FICO & DOCUMENTATION

FICO & DOCUMENTATION    FULL        EASY     STATED DOC      % BY PRIN BAL    AVG PRIN BAL      LTV      IO LOANS       SILENT 2NDS
-----------------------------------------------------------------------------------------------------------------------------------
      <= 500            0.18        0.00        0.11              0.29         236,783.04       69.18       0.00            0.02
      501 - 550         7.71        0.49        5.59             13.79         197,963.50       73.31       0.00            0.58
      551 - 600        19.33        0.73        5.75             25.81         176,856.16       81.19       3.08            9.67
      601 - 650        21.23        0.51        9.76             31.50         214,779.55       82.14       8.39           14.34
      651 - 700         9.73        0.26       10.41             20.41         228,739.97       83.33       5.94           10.21
      701 - 750         2.98        0.01        3.58              6.57         238,317.77       85.35       1.54            3.11
      751 - 800         0.68        0.00        0.88              1.56         219,769.49       85.17       0.22            0.59
      801 - 850         0.00        0.00        0.06              0.06         374,429.93       79.37       0.00            0.00
                       -----        ----       -----            ------         ----------       -----      -----           -----
      TOTAL:           61.85        2.01       36.14            100.00         205,094.28       81.14      19.16           38.53
                       =====        ====       =====            ======         ==========       =====      =====           =====

                                       Top

2. LTV

                   FICO     FICO     FICO     FICO     FICO     FICO    FICO     FICO
                   451 -    501 -    551 -    601 -    651 -    701 -   751 -    801 -
      LTV           500      550      600      650      700      750     800      850
--------------------------------------------------------------------------------------
10.01 - 20.00      0.00     0.01     0.01     0.03     0.00     0.00    0.00     0.00
20.01 - 30.00      0.00     0.03     0.03     0.01     0.00     0.00    0.02     0.00

                                        GROSS                        STATED     IO       SILENT
     LTV            TOTAL     WAC      MARGIN     FULL     EASY       DOC      LOANS      2NDS
-----------------------------------------------------------------------------------------------
10.01 - 20.00        0.05    8.032      6.990     0.00     0.00       0.05      0.00      0.00
20.01 - 30.00        0.10    7.482      6.924     0.02     0.00       0.07      0.00      0.00

                   FICO     FICO     FICO     FICO     FICO     FICO     FICO    FICO
                   451 -    501 -    551 -    601 -    651 -    701 -    751 -   801 -
      LTV           500      550      600      650      700      750      800     850
--------------------------------------------------------------------------------------
30.01 -  40.00     0.02     0.16     0.15     0.13     0.01     0.00    0.01     0.00
40.01 -  50.00     0.00     0.33     0.32     0.32     0.12     0.00    0.02     0.00
50.01 -  60.00     0.04     1.16     0.80     0.62     0.23     0.06    0.02     0.00
60.01 -  70.00     0.07     3.00     2.48     1.45     0.90     0.11    0.07     0.00
70.01 -  80.00     0.16     6.95     9.72    15.96    11.23     3.30    0.52     0.06
80.01 -  90.00     0.00     2.14    11.28    10.43     5.09     1.81    0.54     0.00
90.01 -  95.00     0.00     0.00     0.59     0.66     0.96     0.20    0.09     0.00
95.01 - 100.00     0.00     0.00     0.44     1.89     1.86     1.09    0.28     0.00
                   ----    -----    -----    -----    -----     ----    ----     ----
TOTAL:             0.29    13.79    25.81    31.50    20.41     6.57    1.56     0.06
                   ====    =====    =====    =====    =====     ====    ====     ====

                                        GROSS                        STATED     IO       SILENT
     LTV           TOTAL      WAC      MARGIN    FULL      EASY       DOC      LOANS      2NDS
-----------------------------------------------------------------------------------------------
30.01 -  40.00       0.48    7.333      6.951     0.27     0.02       0.19      0.00      0.00
40.01 -  50.00       1.11    7.271      6.914     0.45     0.02       0.63      0.06      0.00
50.01 -  60.00       2.93    7.519      6.929     1.36     0.02       1.55      0.21      0.00
60.01 -  70.00       8.08    7.702      6.936     3.46     0.15       4.47      0.52      0.21
70.01 -  80.00      47.91    6.756      6.893    25.80     0.74      21.37     12.98     25.62
80.01 -  90.00      31.28    6.972      6.961    25.92     1.05       4.31      3.98     12.67
90.01 -  95.00       2.51    7.570      6.981     1.71     0.01       0.79      0.90      0.04
95.01 - 100.00       5.56    8.739      6.986     2.85     0.01       2.70      0.51      0.00
                   ------    -----      -----    -----     ----      -----     -----     -----
TOTAL:             100.00    7.063      6.925    61.85     2.01      36.14     19.16     38.53
                   ======    =====      =====    =====     ====      =====     =====     =====

                                       Top

3. PRINCIPAL BALANCE

                              FICO     FICO     FICO     FICO     FICO     FICO     FICO    FICO
                              451 -    501 -    551 -    601 -    651 -    701 -    751 -   801 -
   PRINCIPAL BALANCE           500      550      600      650      700      750      800     850
-------------------------------------------------------------------------------------------------
      0.01 -  50,000.00       0.00     0.03     0.34     0.32     0.24     0.06     0.02    0.00
 50,000.01 - 100,000.00       0.01     0.86     1.43     1.43     0.88     0.30     0.06    0.00
100,000.01 - 150,000.00       0.02     1.85     4.39     3.53     1.52     0.37     0.15    0.00
150,000.01 - 200,000.00       0.04     2.67     4.35     4.08     2.12     0.59     0.18    0.00
200,000.01 - 250,000.00       0.05     2.28     3.63     3.71     2.41     0.62     0.15    0.00
250,000.01 - 300,000.00       0.05     1.86     3.44     3.35     2.59     0.79     0.14    0.00
300,000.01 - 350,000.00       0.00     1.54     2.03     3.37     2.51     1.07     0.24    0.03
350,000.01 - 400,000.00       0.03     1.01     2.21     2.69     1.90     0.73     0.15    0.00
400,000.01 - 450,000.00       0.04     0.66     1.76     2.40     1.81     1.04     0.07    0.04
450,000.01 - 500,000.00       0.00     0.75     1.31     2.42     1.61     0.24     0.19    0.00
500,000.01 - 550,000.00       0.04     0.17     0.30     0.99     1.03     0.21     0.09    0.00
550,000.01 - 600,000.00       0.00     0.05     0.38     0.99     0.57     0.14     0.00    0.00
600,000.01 - 650,000.00       0.00     0.05     0.05     0.57     0.36     0.05     0.00    0.00
650,000.01 - 700,000.00       0.00     0.00     0.11     0.66     0.22     0.17     0.00    0.00
700,000.01 - 750,000.00       0.00     0.00     0.00     0.30     0.36     0.06     0.06    0.00
750,000.01 - 800,000.00       0.00     0.00     0.00     0.13     0.06     0.00     0.00    0.00
800,000.01 - 850,000.00       0.00     0.00     0.07     0.34     0.14     0.07     0.07    0.00

                                                              GROSS                       STATED      IO     SILENT
   PRINCIPAL BALANCE           TOTAL     LTV        WAC       MARGIN    FULL     EASY       DOC      LOANS    2NDS
--------------------------------------------------------------------------------------------------------------------
      0.01 - 50,000.00          1.02    96.31     10.506      6.990     0.81     0.01      0.20       0.00     0.00
 50,000.01 - 100,000.00         4.98    84.23      8.505      6.983     3.41     0.04      1.54       0.15     1.54
100,000.01 - 150,000.00        11.84    81.12      7.595      6.976     9.08     0.15      2.62       1.19     5.81
150,000.01 - 200,000.00        14.02    79.25      7.191      6.951     9.73     0.44      3.84       2.08     5.84
200,000.01 - 250,000.00        12.85    79.31      7.035      6.934     8.21     0.30      4.35       2.30     4.86
250,000.01 - 300,000.00        12.21    79.62      6.956      6.926     6.97     0.23      5.02       2.24     4.45
300,000.01 - 350,000.00        10.78    80.68      6.770      6.901     5.69     0.21      4.88       2.44     4.14
350,000.01 - 400,000.00         8.74    81.13      6.699      6.899     4.54     0.21      3.99       1.91     3.15
400,000.01 - 450,000.00         7.81    82.62      6.627      6.893     3.95     0.11      3.75       1.84     3.37
450,000.01 - 500,000.00         6.52    82.34      6.750      6.912     3.19     0.24      3.10       1.14     2.23
500,000.01 - 550,000.00         2.83    82.86      6.417      6.851     1.59     0.09      1.16       1.32     1.42
550,000.01 - 600,000.00         2.12    82.42      6.500      6.877     1.37     0.00      0.75       1.04     0.98
600,000.01 - 650,000.00         1.08    86.44      6.635      6.887     0.77     0.00      0.31       0.41     0.36
650,000.01 - 700,000.00         1.16    83.46      6.376      6.897     0.99     0.00      0.16       0.50     0.39
700,000.01 - 750,000.00         0.78    86.84      6.998      6.990     0.36     0.00      0.42       0.12     0.00
750,000.01 - 800,000.00         0.19    88.22      7.135      6.990     0.13     0.00      0.07       0.13     0.00
800,000.01 - 850,000.00         0.69    85.62      6.349      6.862     0.69     0.00      0.00       0.20     0.00

850,000.01 -   900,000.00     0.00     0.00     0.00     0.07     0.00     0.07     0.00    0.00
900,000.01 -   950,000.00     0.00     0.00     0.00     0.08     0.00     0.00     0.00    0.00
950,000.01 - 1,000,000.00     0.00     0.00     0.00     0.08     0.08     0.00     0.00    0.00
TOTAL:                        0.29    13.79    25.81    31.50    20.41     6.57     1.56    0.06

850,000.01 -   900,000.00       0.14    76.47      5.344      6.294     0.14     0.00      0.00       0.07     0.00
900,000.01 -   950,000.00       0.08    74.40      5.950      6.900     0.08     0.00      0.00       0.08     0.00
950,000.01 - 1,000,000.00       0.16    79.80      5.901      6.851     0.16     0.00      0.00       0.00     0.00
                              ------    -----      -----      -----    -----     ----     -----      -----    -----
TOTAL:                        100.00    81.14      7.063      6.925    61.85     2.01     36.14      19.16    38.53
                              ======    =====      =====      =====    =====     ====     =====      =====    =====

                                       Top

4. PREPAYMENT PENALTY TERM AT ORIGINATION

                        FICO    FICO     FICO     FICO     FICO     FICO    FICO     FICO
PREPAYMENT PENALTY      451 -   501 -    551 -    601 -    651 -    701 -   751 -    801 -
TERM AT ORIGINATION      500     550      600      650      700      750     800      850
------------------------------------------------------------------------------------------
          0             0.04     2.38     4.45     5.15     3.06     1.43    0.39     0.06
         12             0.04     1.75     3.36     4.30     3.20     1.39    0.33     0.00
         24             0.21     8.82    15.97    18.61    11.63     3.15    0.52     0.00
         30             0.00     0.00     0.01     0.01     0.00     0.00    0.00     0.00
         36             0.00     0.83     2.02     3.42     2.52     0.61    0.32     0.00
         TOTAL:         0.29    13.79    25.81    31.50    20.41     6.57    1.56     0.06

PREPAYMENT PENALTY                                    GROSS      AVG PRIN                          STATED     IO       SILENT
TERM AT ORIGINATION     TOTAL      LTV      WAC      MARGIN         BAL        FULL      EASY       DOC      LOANS      2NDS
-----------------------------------------------------------------------------------------------------------------------------
          0              16.98    82.06    7.413      6.966      182,604.12     9.93     0.19       6.85      1.50      5.36
         12              14.37    81.58    7.029      6.946      230,354.03     8.02     0.29       6.05      1.57      5.01
         24              58.92    81.23    7.011      6.915      207,139.57    36.95     1.32      20.65     14.69     26.06
         30               0.03    87.46    6.696      6.990      158,842.39     0.03     0.00       0.00      0.00      0.03
         36               9.71    78.34    6.815      6.835      203,867.55     6.91     0.21       2.59      1.40      2.08
                        ------    -----    -----      -----      ----------    -----     ----      -----     -----     -----
         TOTAL:         100.00    81.14    7.063      6.925      205,094.28    61.85     2.01      36.14     19.16     38.53
                        ======    =====    =====      =====      ==========    =====     ====      =====     =====     =====

                                       Top

5. MORTGAGE RATES

                     FICO     FICO     FICO     FICO      FICO    FICO     FICO     FICO
                     451 -    501 -    551 -    601 -     651 -   701 -    751 -    801 -
MORTGAGE RATES        500      550      600      650       700     750      800      850
-----------------------------------------------------------------------------------------
 4.501 -  5.000      0.00     0.00     0.00     0.15      0.29    0.29     0.08     0.00
 5.001 -  5.500      0.00     0.04     0.21     1.61      1.54    0.57     0.07     0.00
 5.501 -  6.000      0.00     0.05     1.47     6.08      3.90    1.14     0.12     0.00
 6.001 -  6.500      0.04     0.61     3.65     7.72      5.57    1.57     0.48     0.00
 6.501 -  7.000      0.00     1.84     6.88     7.32      4.42    1.13     0.32     0.04
 7.001 -  7.500      0.02     2.08     4.94     3.77      1.72    0.82     0.17     0.00
 7.501 -  8.000      0.03     2.86     4.58     2.71      1.53    0.44     0.19     0.03
 8.001 -  8.500      0.05     1.80     2.04     0.71      0.49    0.13     0.11     0.00

                                                GROSS        AVG PRIN                        STATED      IO       SILENT
MORTGAGE RATES    TOTAL      LTV       WAC      MARGIN          BAL         FULL    EASY       DOC      LOANS      2NDS
------------------------------------------------------------------------------------------------------------------------
 4.501 -  5.000    0.80     77.54     4.990      5.940       350,762.82     0.69    0.00       0.11      0.54      0.48
 5.001 -  5.500    4.03     78.60     5.384      6.336       318,024.43     3.48    0.07       0.49      2.49      2.68
 5.501 -  6.000   12.75     79.67     5.869      6.803       291,253.75     9.43    0.18       3.14      6.07      6.38
 6.001 -  6.500   19.64     80.50     6.317      6.990       272,669.72    13.02    0.34       6.27      5.35      9.56
 6.501 -  7.000   21.94     81.67     6.811      6.990       245,706.31    13.13    0.50       8.31      3.10      8.43
 7.001 -  7.500   13.53     82.75     7.309      6.990       208,639.54     8.22    0.26       5.04      0.94      4.98
 7.501 -  8.000   12.36     82.53     7.797      6.990       194,330.78     6.62    0.27       5.47      0.59      4.04
 8.001 -  8.500    5.33     82.00     8.286      6.990       153,545.03     2.83    0.17       2.34      0.07      1.41

                     FICO     FICO     FICO     FICO      FICO    FICO     FICO     FICO
                     451 -    501 -    551 -    601 -     651 -   701 -    751 -    801 -
MORTGAGE RATES        500      550      600      650       700     750      800      850
-----------------------------------------------------------------------------------------
 8.501 -  9.000      0.05     1.99     0.77     0.48      0.38    0.26     0.01     0.00
 9.001 -  9.500      0.02     0.84     0.34     0.16      0.12    0.04     0.00     0.00
 9.501 - 10.000      0.07     0.68     0.25     0.23      0.17    0.09     0.00     0.00
10.001 - 10.500      0.02     0.26     0.13     0.15      0.07    0.02     0.00     0.00
10.501 - 11.000      0.00     0.36     0.24     0.20      0.04    0.04     0.00     0.00
11.001 - 11.500      0.00     0.26     0.17     0.11      0.15    0.03     0.01     0.00
11.501 - 12.000      0.00     0.08     0.07     0.05      0.01    0.01     0.00     0.00
12.001 - 12.500      0.00     0.03     0.04     0.02      0.01    0.00     0.00     0.00
12.501 - 13.000      0.00     0.00     0.01     0.05      0.00    0.00     0.00     0.00
13.001 - 13.500      0.00     0.00     0.00     0.00      0.00    0.00     0.00     0.00
                     ----    -----    -----    -----     -----    ----     ----     ----
TOTAL:               0.29    13.79    25.81    31.50     20.41    6.57     1.56     0.06
                     ====    =====    =====    =====     =====    ====     ====     ====
                                                    GROSS        AVG PRIN                        STATED      IO       SILENT
MORTGAGE RATES        TOTAL      LTV       WAC      MARGIN          BAL         FULL    EASY       DOC      LOANS      2NDS
----------------------------------------------------------------------------------------------------------------------------
 8.501 -  9.000        3.94     79.88     8.796      6.984       141,587.95     1.61    0.11       2.22      0.01      0.37
 9.001 -  9.500        1.52     77.84     9.307      6.990       117,299.66     0.68    0.05       0.79      0.00      0.16
 9.501 - 10.000        1.49     78.49     9.845      6.990       106,485.41     0.79    0.03       0.68      0.00      0.03
10.001 - 10.500        0.65     78.52    10.285      6.990        83,790.39     0.34    0.00       0.31      0.00      0.00
10.501 - 11.000        0.88     82.55    10.842      6.990        63,394.37     0.45    0.00       0.43      0.00      0.00
11.001 - 11.500        0.74     85.25    11.301      6.990        58,433.66     0.34    0.03       0.37      0.00      0.02
11.501 - 12.000        0.22     76.92    11.766      6.990        36,693.58     0.11    0.00       0.10      0.00      0.00
12.001 - 12.500        0.11     84.04    12.291      6.990        15,489.11     0.07    0.00       0.03      0.00      0.00
12.501 - 13.000        0.06     98.83    12.652      0.000        38,316.53     0.01    0.00       0.05      0.00      0.00
13.001 - 13.500        0.01     91.29    13.293      0.000        11,486.76     0.01    0.00       0.00      0.00      0.00
                     ------     -----    ------      -----       ----------    -----    ----      -----     -----     -----
TOTAL:               100.00     81.14     7.063      6.925       205,094.28    61.85    2.01      36.14     19.16     38.53
                     ======     =====    ======      =====       ==========    =====    ====      =====     =====     =====

                                       Top

6. MORTGAGE RATE

                    LTV      LTV     LTV    LTV    LTV     LTV    LTV       LTV      LTV    LTV     LTV
                     1 -     11 -    21 -   31 -   41 -    51 -   61 -      71 -     81 -   91 -    96-
 MORTGAGE RATE       10       20      30     40     50      60     70        80       90     95      100
--------------------------------------------------------------------------------------------------------
 4.501 -  5.000     0.00     0.00    0.00   0.00   0.02    0.02   0.12      0.57     0.08   0.00    0.00
 5.001 -  5.500     0.00     0.00    0.01   0.00   0.04    0.10   0.24      3.20     0.44   0.00    0.00
 5.501 -  6.000     0.00     0.00    0.00   0.06   0.17    0.39   0.61      8.22     3.16   0.08    0.07
 6.001 -  6.500     0.00     0.00    0.03   0.12   0.21    0.40   1.20     11.06     6.17   0.30    0.15
 6.501 -  7.000     0.00     0.01    0.01   0.06   0.17    0.56   1.69     10.00     8.33   0.65    0.46
 7.001 -  7.500     0.00     0.01    0.02   0.06   0.13    0.32   0.75      5.21     5.88   0.44    0.69
 7.501 -  8.000     0.00     0.01    0.02   0.06   0.14    0.37   0.78      4.75     4.89   0.44    0.91
 8.001 -  8.500     0.00     0.01    0.00   0.02   0.13    0.19   0.48      1.98     1.70   0.26    0.56
 8.501 -  9.000     0.00     0.00    0.01   0.02   0.05    0.15   0.67      1.77     0.37   0.08    0.82
 9.001 -  9.500     0.00     0.01    0.00   0.03   0.03    0.01   0.35      0.68     0.15   0.00    0.25
 9.501 - 10.000     0.00     0.00    0.00   0.04   0.00    0.17   0.47      0.31     0.02   0.02    0.47
10.001 - 10.500     0.00     0.00    0.01   0.00   0.05    0.05   0.22      0.03     0.01   0.02    0.25
10.501 - 11.000     0.00     0.00    0.00   0.00   0.01    0.09   0.29      0.03     0.02   0.02    0.42
11.001 - 11.500     0.00     0.00    0.00   0.00   0.00    0.07   0.23      0.00     0.00   0.03    0.41
11.501 - 12.000     0.00     0.00    0.00   0.00   0.00    0.05   0.08      0.00     0.00   0.05    0.04

                                WA       GROSS       AVG PRIN                         STATED     IO       SILENT
 MORTGAGE RATE       TOTAL     FICO     MARGIN         BAL         FULL     EASY       DOC      LOANS     2NDS
----------------------------------------------------------------------------------------------------------------
 4.501 -  5.000       0.80      691      5.940      350,762.82      0.69    0.00       0.11      0.54      0.48
 5.001 -  5.500       4.03      658      6.336      318,024.43      3.48    0.07       0.49      2.49      2.68
 5.501 -  6.000      12.75      645      6.803      291,253.75      9.43    0.18       3.14      6.07      6.38
 6.001 -  6.500      19.64      638      6.990      272,669.72     13.02    0.34       6.27      5.35      9.56
 6.501 -  7.000      21.94      619      6.990      245,706.31     13.13    0.50       8.31      3.10      8.43
 7.001 -  7.500      13.53      606      6.990      208,639.54      8.22    0.26       5.04      0.94      4.98
 7.501 -  8.000      12.36      595      6.990      194,330.78      6.62    0.27       5.47      0.59      4.04
 8.001 -  8.500       5.33      579      6.990      153,545.03      2.83    0.17       2.34      0.07      1.41
 8.501 -  9.000       3.94      574      6.984      141,587.95      1.61    0.11       2.22      0.01      0.37
 9.001 -  9.500       1.52      561      6.990      117,299.66      0.68    0.05       0.79      0.00      0.16
 9.501 - 10.000       1.49      575      6.990      106,485.41      0.79    0.03       0.68      0.00      0.03
10.001 - 10.500       0.65      579      6.990       83,790.39      0.34    0.00       0.31      0.00      0.00
10.501 - 11.000       0.88      575      6.990       63,394.37      0.45    0.00       0.43      0.00      0.00
11.001 - 11.500       0.74      595      6.990       58,433.66      0.34    0.03       0.37      0.00      0.02
11.501 - 12.000       0.22      573      6.990       36,693.58      0.11    0.00       0.10      0.00      0.00

                    LTV      LTV     LTV    LTV    LTV     LTV    LTV       LTV      LTV    LTV     LTV
                     1 -     11 -    21 -   31 -   41 -    51 -   61 -      71 -     81 -   91 -    96-
 MORTGAGE RATE       10       20      30     40     50      60     70        80       90     95      100
--------------------------------------------------------------------------------------------------------
12.001 - 12.500     0.00     0.00    0.00   0.00   0.01    0.00   0.02      0.00     0.00   0.06    0.02
12.501 - 13.000     0.00     0.00    0.00   0.00   0.00    0.00   0.00      0.00     0.00   0.01    0.05
13.001 - 13.500     0.00     0.00    0.00   0.00   0.00    0.00   0.00      0.00     0.00   0.01    0.00
                    ----     ----    ----   ----   ----    ----   ----     -----    -----   ----    ----
TOTAL:              0.00     0.05    0.12   0.47   1.15    2.95   8.21     47.80    31.22   2.47    5.55
                    ====     ====    ====   ====   ====    ====   ====     =====    =====   ====    ====

                                WA       GROSS       AVG PRIN                         STATED     IO       SILENT
 MORTGAGE RATE       TOTAL     FICO     MARGIN         BAL         FULL     EASY       DOC      LOANS     2NDS
----------------------------------------------------------------------------------------------------------------
12.001 - 12.500       0.11      582      6.990       15,489.11      0.07    0.00       0.03      0.00      0.00
12.501 - 13.000       0.06      623      0.000       38,316.53      0.01    0.00       0.05      0.00      0.00
13.001 - 13.500       0.01      622      0.000       11,486.76      0.01    0.00       0.00      0.00      0.00
                    ------      ---      -----      ----------     -----    ----      -----     -----     -----
TOTAL:              100.00      617      6.925      205,094.28     61.85    2.01      36.14     19.16     38.53
                    ======      ===      =====      ==========     =====    ====      =====     =====     =====

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 16, 2005 22:15

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described
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contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.
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investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                            FREMONT INVESTMENT & LOAN
                           HOME EQUITY LOAN PORTFOLIO
                                   FIL 2005-A
                                   ALL RECORDS
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634
                           CREDIT SUISSE FIRST BOSTON

1. FICO

FICO         BELOW 65   65.00-67.00   67.01-70.00   70.01-73.00     73.01-76.00    76.01-79.00     79.01-82.00
--------------------------------------------------------------------------------------------------------------
500 - 504     0.31%       0.12%         0.17%          0.05%           0.18%          0.11%            0.34%
505 - 509     0.21%       0.10%         0.10%          0.03%           0.10%          0.05%            0.36%
510 - 514     0.26%       0.04%         0.31%          0.04%           0.38%          0.06%            0.34%
515 - 519     0.32%       0.17%         0.14%          0.04%           0.30%          0.01%            0.59%
520 - 524     0.19%       0.09%         0.10%          0.08%           0.16%          0.02%            0.39%
525 - 529     0.30%       0.01%         0.12%          0.03%           0.20%          0.17%            0.51%
530 - 534     0.17%       0.09%         0.14%          0.09%           0.13%          0.07%            0.35%
535 - 539     0.26%       0.03%         0.11%          0.02%           0.14%          0.08%            0.46%
540 - 544     0.28%       0.03%         0.14%          0.05%           0.18%          0.12%            0.44%
545 - 549     0.23%       0.04%         0.09%          0.05%           0.02%          0.08%            0.24%
550 - 554     0.20%       0.03%         0.13%          0.02%           0.06%          0.05%            0.52%
555 - 559     0.20%       0.10%         0.19%          0.13%           0.24%          0.09%            0.41%
560 - 564     0.19%       0.05%         0.16%          0.09%           0.14%          0.08%            0.49%
565 - 569     0.22%       0.02%         0.13%          0.01%           0.14%          0.05%            0.29%
570 - 574     0.33%       0.05%         0.09%          0.03%           0.05%          0.05%            0.53%
575 - 579     0.22%       0.05%         0.05%          0.06%           0.19%          0.06%            0.22%
580 - 584     0.12%       0.07%         0.12%          0.08%           0.08%          0.01%            1.29%
585 - 589     0.13%       0.07%         0.09%          0.06%           0.10%          0.13%            1.18%
590 - 594     0.24%       0.13%         0.11%          0.02%           0.03%          0.00%            1.28%
595 - 599     0.17%       0.05%         0.16%          0.05%           0.17%          0.04%            1.24%
600 - 604     0.10%       0.01%         0.07%          0.03%           0.16%          0.04%            1.01%
605 - 609     0.33%       0.00%         0.08%          0.02%           0.36%          0.07%            1.22%
610 - 614     0.29%       0.01%         0.13%          0.10%           0.04%          0.09%            1.24%
615 - 619     0.17%       0.08%         0.11%          0.11%           0.20%          0.06%            1.02%
620 - 624     0.02%       0.01%         0.07%          0.04%           0.02%          0.16%            1.25%
625 - 629     0.13%       0.01%         0.02%          0.00%           0.12%          0.12%            1.46%
630 - 634     0.08%       0.05%         0.08%          0.15%           0.07%          0.09%            1.37%
635 - 639     0.21%       0.04%         0.03%          0.04%           0.07%          0.06%            1.49%
640 - 644     0.16%       0.05%         0.06%          0.08%           0.07%          0.03%            1.65%
645 - 649     0.15%       0.01%         0.02%          0.06%           0.14%          0.01%            1.62%
650 - 654     0.05%       0.03%         0.06%          0.00%           0.07%          0.16%            1.38%
655 - 659     0.12%       0.04%         0.12%          0.03%           0.08%          0.06%            1.22%
660 - 664     0.05%       0.01%         0.03%          0.01%           0.12%          0.06%            1.22%
665 - 669     0.08%       0.00%         0.06%          0.02%           0.09%          0.06%            1.20%
670 - 674     0.10%       0.03%         0.03%          0.00%           0.01%          0.10%            1.36%
675 - 679     0.12%       0.00%         0.07%          0.02%           0.12%          0.02%            1.09%
680 - 684     0.03%       0.01%         0.01%          0.00%           0.07%          0.00%            0.75%
685 - 689     0.12%       0.00%         0.01%          0.00%           0.05%          0.05%            1.01%

FICO          82.01-85.00     85.01-88.00     88.01-91.00    91.01-94.00   94.01-97.00     97.01-100.00
-------------------------------------------------------------------------------------------------------
500 - 504        0.00%           0.00%            0.00%         0.00%          0.00%            0.00%
505 - 509        0.03%           0.00%            0.00%         0.00%          0.00%            0.00%
510 - 514        0.00%           0.00%            0.00%         0.00%          0.00%            0.00%
515 - 519        0.01%           0.00%            0.00%         0.00%          0.00%            0.00%
520 - 524        0.01%           0.00%            0.00%         0.00%          0.00%            0.00%
525 - 529        0.30%           0.00%            0.02%         0.00%          0.00%            0.00%
530 - 534        0.37%           0.00%            0.00%         0.00%          0.00%            0.00%
535 - 539        0.38%           0.00%            0.05%         0.00%          0.00%            0.00%
540 - 544        0.36%           0.00%            0.00%         0.00%          0.00%            0.00%
545 - 549        0.21%           0.00%            0.06%         0.00%          0.00%            0.00%
550 - 554        0.35%           0.04%            0.79%         0.00%          0.01%            0.00%
555 - 559        0.19%           0.02%            0.76%         0.00%          0.01%            0.00%
560 - 564        0.19%           0.00%            0.83%         0.00%          0.01%            0.04%
565 - 569        0.17%           0.00%            0.92%         0.00%          0.02%            0.00%
570 - 574        0.21%           0.03%            1.02%         0.00%          0.01%            0.00%
575 - 579        0.20%           0.05%            0.82%         0.00%          0.00%            0.00%
580 - 584        0.24%           0.01%            0.79%         0.00%          0.09%            0.08%
585 - 589        0.32%           0.01%            0.93%         0.03%          0.10%            0.10%
590 - 594        0.24%           0.03%            0.96%         0.00%          0.10%            0.09%
595 - 599        0.30%           0.00%            0.87%         0.00%          0.14%            0.10%
600 - 604        0.28%           0.05%            1.02%         0.00%          0.18%            0.13%
605 - 609        0.27%           0.05%            1.26%         0.01%          0.03%            0.17%
610 - 614        0.42%           0.03%            0.76%         0.05%          0.07%            0.20%
615 - 619        0.19%           0.02%            0.68%         0.00%          0.03%            0.08%
620 - 624        0.18%           0.03%            0.82%         0.00%          0.07%            0.12%
625 - 629        0.13%           0.01%            0.66%         0.01%          0.05%            0.19%
630 - 634        0.17%           0.02%            0.89%         0.00%          0.07%            0.16%
635 - 639        0.17%           0.01%            0.49%         0.00%          0.00%            0.10%
640 - 644        0.23%           0.02%            0.52%         0.00%          0.08%            0.38%
645 - 649        0.30%           0.08%            0.67%         0.00%          0.01%            0.29%
650 - 654        0.09%           0.00%            0.62%         0.05%          0.09%            0.19%
655 - 659        0.17%           0.00%            0.54%         0.00%          0.12%            0.13%
660 - 664        0.19%           0.00%            0.60%         0.00%          0.08%            0.22%
665 - 669        0.10%           0.00%            0.33%         0.00%          0.08%            0.21%
670 - 674        0.04%           0.02%            0.24%         0.00%          0.22%            0.19%
675 - 679        0.14%           0.00%            0.59%         0.03%          0.02%            0.19%
680 - 684        0.05%           0.08%            0.23%         0.02%          0.09%            0.25%
685 - 689        0.00%           0.03%            0.32%         0.00%          0.02%            0.21%

FICO         BELOW 65   65.00-67.00   67.01-70.00   70.01-73.00     73.01-76.00    76.01-79.00     79.01-82.00
--------------------------------------------------------------------------------------------------------------
690 - 694     0.06%       0.00%         0.03%          0.00%           0.00%          0.02%            0.68%
695 - 699     0.02%       0.00%         0.01%          0.00%           0.01%          0.00%            0.44%
700 - 704     0.00%       0.00%         0.02%          0.00%           0.00%          0.03%            0.51%
705 - 709     0.01%       0.00%         0.00%          0.03%           0.00%          0.00%            0.67%
710 - 714     0.00%       0.00%         0.00%          0.00%           0.03%          0.03%            0.25%
715 - 719     0.00%       0.00%         0.02%          0.03%           0.05%          0.09%            0.30%
720 - 724     0.00%       0.00%         0.00%          0.00%           0.00%          0.00%            0.33%
725 > or =    0.18%       0.01%         0.07%          0.00%           0.05%          0.07%            1.57%
              ----        ----          ----           ----            ----           ----            -----
TOTAL:        7.13%       1.73%         3.88%          1.81%           5.03%          2.82%           38.78%
              ====        ====          ====           ====            ====           ====            =====

FICO          82.01-85.00     85.01-88.00     88.01-91.00    91.01-94.00   94.01-97.00     97.01-100.00
-------------------------------------------------------------------------------------------------------
690 - 694        0.06%           0.00%            0.24%         0.04%          0.04%           0.08%
695 - 699        0.06%           0.00%            0.30%         0.00%          0.08%           0.18%
700 - 704        0.06%           0.00%            0.23%         0.00%          0.01%           0.09%
705 - 709        0.06%           0.06%            0.24%         0.00%          0.11%           0.07%
710 - 714        0.01%           0.00%            0.19%         0.02%          0.00%           0.09%
715 - 719        0.02%           0.00%            0.09%         0.00%          0.02%           0.12%
720 - 724        0.12%           0.00%            0.06%         0.00%          0.02%           0.09%
725 > or =       0.17%           0.12%            0.96%         0.06%          0.12%           0.86%
                 ----            ----            -----          ----           ----            ----
TOTAL:           7.75%           0.80%           22.34%         0.32%          2.22%           5.41%
                 ====            ====            =====          ====           ====            ====

                                       Top

DISCLAIMER:
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been
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represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Tables Report                                                        Page 1 of 9

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. LIEN

2. Interest Only Loans

3. APR

4. FICO Ranges

5. Remaining Principal Balance

6. Loan to Value Ratio - No MI

7. Documentation

8. Occupancy Type

9. Loan Purpose

10. Property Type

11. Rate Type

12. STATE

13. Credit Grade

1. LIEN

                                                  % OF
        #OF                                       THE
 LIEN   LOANS      BALANCE         AVG BALAN      POOL     SEASONING   WAC   WA RTERM   FICO   OLTV   CLTV
----------------------------------------------------------------------------------------------------------
1       5,209   1,189,893,453.94    228,430.30     97.39         2    6.978       357    616  80.65  86.69
2         748      31,853,180.54     42,584.47      2.61         2   10.247       327    645  99.28  99.28
        --------------------------------------------------------------------------------------------------
TOTAL:  5,957   1,221,746,634.48    205,094.28    100.00         2    7.063       357    617  81.14  87.02
        ==================================================================================================

                              % OF                                                   % OF
                             (SINGLE                                                 REFI
               % OF           FAMILY            % OF       % OF REFI -  % OF REFI -   -     % OF
               FULL   % OF     AND      % OF    REFI -       DEBT          HOME      RATE    2ND     % OF
 LIEN   DTI     DOC  PRIMARY   PUD)   PURCHASE CASHOUT   CONSOLIDATION  IMPROVEMENT  TERM    LIEN     IOS
----------------------------------------------------------------------------------------------------------
1       42.07  61.80   92.91   82.49    39.92   45.13            11.78         2.21   0.95    0.00   19.68
2       42.19  63.65   98.52   83.22    80.04   14.01             5.16         0.00   0.79  100.00    0.00
        --------------------------------------------------------------------------------------------------
TOTAL:  42.07  61.85   93.06   82.51    40.96   44.32            11.61         2.16   0.95    2.61   19.16
        ==================================================================================================

Tables Report                                                        Page 2 of 9

                                      Top

2. INTEREST ONLY LOANS

INTEREST                                                  % OF
 ONLY      #OF                                            THE
 LOANS    LOANS       BALANCE          AVG BALAN          POOL   SEASONING    WAC   WA RTERM     FICO  OLTV      CLTV
----------------------------------------------------------------------------------------------------------------------
N         5,133    987,633,641.71      192,408.66         80.84        2      7.276      356      611  80.95     85.37
Y           824    234,112,992.77      284,117.71         19.16        2      6.166      358      644  81.94     93.98
          ------------------------------------------------------------------------------------------------------------
TOTAL:    5,957  1,221,746,634.48      205,094.28        100.00        2      7.063      357      617  81.14     87.02
          ============================================================================================================

                                           % OF                                                 % OF
                                         (SINGLE                                                REFI       %
INTEREST             % OF                 FAMILY             % OF    % OF REFI -  % OF REFI -    -        OF
 ONLY                FULL      % OF         AND    % OF      REFI -      DEBT         HOME       RATE     2ND      % OF
 LOANS      DTI       DOC     PRIMARY       PUD)  PURCHASE  CASHOUT CONSOLIDATION IMPROVEMENT    TERM     LIEN      IOS
------------------------------------------------------------------------------------------------------------------------
N          42.33     56.85      91.55      81.12    36.90     47.61        12.34         2.24     0.90    3.23      0.00
Y          41.01     82.94      99.41      88.35    58.10     30.45         8.50         1.80     1.14    0.00    100.00
           -------------------------------------------------------------------------------------------------------------
TOTAL:     42.07     61.85      93.06      82.51    40.96     44.32        11.61         2.16     0.95    2.61     19.16
           =============================================================================================================

                                       Top

3. APR

                                                                % OF
                    #OF                                          THE                         WA
APR                LOANS          BALANCE        AVG BALAN       POOL   SEASONING  WAC      RTERM   FICO   OLTV   CLTV
------------------------------------------------------------------------------------------------------------------------
0.001 - 9.500       5,180    1,170,964,714.76    226,054.96     95.84        2      6.910     357    619   81.15  87.28
9.501 - 10.000        171       18,209,004.87    106,485.41      1.49        2      9.845     351    575   78.49  78.98
10.001 - 10.500        95        7,960,087.21     83,790.39      0.65        2     10.285     350    579   78.52  78.52
10.501 - 11.000       170       10,777,043.11     63,394.37      0.88        2     10.842     344    575   82.55  82.65
11.001 - 12.000       227       11,699,155.62     51,538.13      0.96        2     11.406     326    590   83.36  83.39
12.001 - 13.000       104        2,021,761.35     19,440.01      0.17        2     12.414     251    596   89.08  89.08
13.001 >=              10          114,867.56     11,486.76      0.01        2     13.293     133    622   91.29  91.29
                    ----------------------------------------------------------------------------------------------------
TOTAL:              5,957    1,221,746,634.48    205,094.28    100.00        2      7.063     357    617   81.14  87.02
                    ====================================================================================================

                                            % OF                                                 % OF
                                           (SINGL                                                REFI
                          % OF             FAMILY              % OF    % OF REFI -   % OF REFI -   -      % OF       %
                          FULL    % OF       AND    % OF      REFI -      DEBT         HOME       RATE     2ND      OF
APR              DTI      DOC   PRIMARY     PUD)  PURCHASE  CASHOUT  CONSOLIDATION  IMPROVEMENT  TERM    LIEN      IOS
------------------------------------------------------------------------------------------------------------------------
0.001 - 9.500    42.02    62.31    93.07    82.54    40.84     44.55        11.56         2.18    0.87     0.83    19.99
9.501 - 10.000   43.23    52.87    89.93    80.03    29.11     53.29        16.42         1.18    0.00    27.20     0.00
10.001 - 10.500  42.83    52.76    95.85    83.51    45.44     32.16        16.38         6.02    0.00    42.06     0.00
10.501 - 11.000  42.27    51.43    95.69    81.35    53.50     30.25        10.90         0.00    5.35    51.82     0.00
11.001 - 12.000  44.35    47.21    94.86    85.61    52.55     31.68         7.83         1.34    6.60    55.48     0.00
12.001 - 13.000  43.34    48.85    83.48    71.94    64.75     31.58         3.67         0.00    0.00    81.07     0.00
13.001 >=        35.78   100.00    32.54    81.35    81.35     18.65         0.00         0.00    0.00   100.00     0.00
                 -------------------------------------------------------------------------------------------------------
TOTAL:           42.07    61.85    93.06    82.51    40.96     44.32        11.61         2.16    0.95     2.61    19.16
                 =======================================================================================================

                                       Top

4. FICO RANGES

                                                         % OF
FICO            #OF                                        THE                            WA
RANGES         LOANS          BALANCE      AVG BALAN      POOL    SEASONING      WAC    RTERM    FICO    OLTV     CLTV     DTI
--------------------------------------------------------------------------------------------------------------------------------
= 500              15       3,551,745.65   236,783.04     0.29            2    8.522      358    500     69.18    70.12    46.04
501 - 525         402      78,311,180.56   194,803.93     6.41            2    8.499      358    514     71.20    71.60    43.66

Table Report                                                         Page 3 of 9

526 - 550         449      90,155,761.47   200,792.34     7.38            2    7.874      357    538     75.14    75.66    42.77
551 - 575         728     135,299,867.92   185,851.47    11.07            2    7.496      356    563     80.37    82.12    42.79
576 - 600       1,055     180,034,671.40   170,648.98    14.74            2    7.160      356    589     81.81    87.91    42.00
601 - 625         953     196,627,351.35   206,324.61    16.09            2    6.818      357    612     82.17    88.59    41.72
626 - 650         839     188,257,595.87   224,383.31    15.41            2    6.653      357    638     82.10    90.65    41.57
651 >=          1,516     349,508,460.26   230,546.48    28.61            2    6.658      356    689     83.89    92.18    41.74
                ----------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48   205,094.28   100.00            2    7.063      357    617     81.14    87.02    42.07
                ================================================================================================================

                                % OF                                                              % OF     %
             % OF              (SINGLE               % OF      % OF REFI                         REFI -   OF
FICO         FULL      % OF     FAMILY      % OF     REFI -        - DEBT           % OF REFI      RATE   2ND      % OF
RANGES        DOC    PRIMARY   AND PUD)  PURCHASE   CASHOUT  CONSOLIDATION    - HOME IMPROVEMENT   TERM   LIEN     IOS
-----------------------------------------------------------------------------------------------------------------------
= 500        61.43    100.00     93.48       6.30     78.30            0.00              15.40     0.00   0.00     0.00
501 - 525    49.32     96.93     87.46       7.23     65.91           21.05               4.14     1.67   0.00     0.00
526 - 550    61.60     96.02     83.99      11.08     62.97           20.40               4.17     1.38   0.03     0.00
551 - 575    70.50     93.46     87.12      25.84     55.73           14.86               2.55     1.02   0.55     1.02
576 - 600    78.20     95.34     86.02      45.42     40.74           11.44               1.47     0.94   2.91    20.11
601 - 625    73.64     93.50     85.29      41.25     44.12           10.98               3.21     0.44   2.48    21.97
626 - 650    60.86     91.94     81.11      47.34     40.04           10.57               1.07     0.98   3.69    31.47
651 >=       46.83     90.37     76.50      56.55     34.19            7.08               1.25     0.93   4.01    26.92
             ----------------------------------------------------------------------------------------------------------
TOTAL:       61.85     93.06     82.51      40.96     44.32           11.61               2.16     0.95   2.61    19.16
             ==========================================================================================================

                                       Top

5. REMAINING PRINCIPAL BALANCE

REMAINING                                                       % OF
PRINCIPAL            #OF                                         THE
BALANCE             LOANS        BALANCE          AVG BALAN      POOL   SEASONING    WAC    WA RTERM  FICO   OLTV    CLTV
--------------------------------------------------------------------------------------------------------------------------
1 - 50,000             516     12,410,800.75      24,051.94      1.02           2  10.506       286    627   96.31   96.37
50,001 - 75,000        329     20,700,094.47      62,918.22      1.69           2   9.258       354    612   87.08   90.46
75,001 - 400,000     4,537    900,733,426.55     198,530.62     73.73           2   7.111       357    611   80.21   86.21
400,001 - 500,000      391    175,153,955.78     447,964.08     14.34           2   6.683       358    629   82.49   88.57
500,001 - 600,000      111     60,524,428.61     545,265.12      4.95           2   6.453       358    636   82.67   90.89
600,001 >=              73     52,223,928.32     715,396.28      4.27           2   6.525       358    650   84.86   87.72
                     -----------------------------------------------------------------------------------------------------
TOTAL:               5,957  1,221,746,634.48     205,094.28    100.00           2   7.063       357    617   81.14   87.02
                     =====================================================================================================

                                               % of
                                              (SINGLE                                                       % OF
REMAINING                     OF               FAMILY             % OF     % OF REFI -                       REFI -  % OF
PRINCIPAL                    FULL      % OF      AND    % OF     REFI -        DEBT          % OF REFI       RATE    2ND    % OF
BALANCE              DTI      DOC    PRIMARY     PUD)  PURCHASE  CASHOUT  CONSOLIDATION  - HOME IMPROVEMENT  TERM    LIEN    IOS
----------------------------------------------------------------------------------------------------------------------------------
1 - 50,000           40.61   79.49    94.59     89.01    72.26    20.39            6.19              0.00     1.15   93.07    0.00
50,001 - 75,000      40.40   67.75    81.84     82.08    65.59    25.77            6.26              1.18     1.21   37.20    0.62
75,001 - 400,000     42.14   63.03    92.96     83.83    40.38    44.26           12.43              2.01     0.91    1.40   16.68
400,001 - 500,000    42.94   49.81    94.92     73.77    39.36    46.53           10.78              2.80     0.53    0.00   20.83
500,001 - 600,000    41.53   59.76    93.73     84.54    47.36    46.31            1.81              2.73     1.78    0.00   47.70
600,001 >=           39.74   77.68    91.74     85.22    31.77    48.71           14.99              2.70     1.83    0.00   35.11
                     -------------------------------------------------------------------------------------------------------------
TOTAL:               42.07   61.85    93.06     82.51    40.96    44.32           11.61              2.16     0.95    2.61   19.16
                     =============================================================================================================

                                       Top

6. LOAN TO VALUE RATIO - NO MI

LOAN TO                                                   % OF
VALUE RATIO -                                             THE
NO MI            #OF LOANS      BALANCE      AVG BALAN    POOL   SEASONING   WAC   WA RTERM  FICO  OLTV   CLTV
----------------------------------------------------------------------------------------------------------------
<= 80.00             3,213   741,037,320.41  230,637.20   60.65          2  6.935       357   612  75.13   83.29

                                          % of
                          %              (SINGLE                                                          % OF
LOAN TO                   OF              FAMILY                           % OF REFI       % OF REFI      REFI -    % OF
VALUE RATIO -            FULL     % OF       AND      % OF    % OF REFI       - DEBT         - HOME        RATE      2ND    % OF
NO MI             DTI     DOC   PRIMARY     PUD)   PURCHASE  - CASHOUT   CONSOLIDATION    IMPROVEMENT      TERM     LIEN     IOS
---------------------------------------------------------------------------------------------------------------------------------
<= 80.00         42.09   51.71     95.02    82.02      38.09     46.70         11.71            2.44       1.05     0.00    22.70

Tables Report                                                        Page 4 of 8

80.01 - 85.00          440      101,067,840.42    229,699.64       8.27    2     6.909       357       601     84.47      86.96
85.01 - 90.00        1,331      281,142,523.02    211,226.54      23.01    2     6.995       357       621     89.81      92.95
90.01 - 95.00          284       30,625,433.08    107,836.03       2.51    2     7.570       343       646     94.51      94.59
95.01 - 100.00         689       67,873,517.55     98,510.19       5.56    2     8.739       350       667     99.85      99.85
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,957    1,221,746,634.48    205,094.28     100.00    2     7.063       357       617     81.14      87.02
===============================================================================================================================

80.01 - 85.00      41.34    82.19       94.06      84.02      21.32   54.96        19.04         3.40      1.28     0.04    12.24
85.01 - 90.00      42.20    83.10       85.83      83.40      48.63   38.63        10.68         1.48      0.58     0.23    12.90
90.01 - 95.00      42.89    68.28       94.19      88.46      31.75   53.87        10.43         1.84      2.10     9.12    36.04
95.01 - 100.00     42.11    51.23       99.54      79.24      73.96   21.82         3.75         0.12      0.35    41.81     9.17
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:             42.07    61.85       93.06      82.51      40.96   44.32        11.61         2.16      0.95     2.61    19.16
=================================================================================================================================

                                       Top

7. DOCUMENTATION

                                                          % OF
                 #OF                                       THE                            WA
DOCUMENTATION   LOANS        BALANCE       AVG BALAN       POOL    SEASONING   WAC      RTERM     FICO      OLTV      CLTV     DTI
-----------------------------------------------------------------------------------------------------------------------------------
Easy              109     24,609,990.11    225,779.73       2.01       2      7.223       357      590      81.78     83.65   36.80
Full            4,000    755,589,738.65    188,897.43      61.85       2      6.906       356      611      82.70     88.90   42.06
Stated          1,848    441,546,905.72    238,932.31      36.14       2      7.322       357      629      78.43     83.98   42.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957  1,221,746,634.48    205,094.28     100.00       2      7.063       357      617      81.14     87.02   42.07
===================================================================================================================================

                                      % OF                                                                  % OF
                 % OF                (SINGLE                                                                 REFI   % OF
                  FULL     % OF      FAMILY AND     % OF     % OF REFI   % OF REFI - DEBT  % OF REFI - HOME  RATE    2ND      % OF
DOCUMENTATION     DOC     PRIMARY      PUD)        PURCHASE  - CASHOUT     CONSOLIDATION      IMPROVEMENT    TERM    LIEN      IOS
-----------------------------------------------------------------------------------------------------------------------------------
Easy              0.00     96.25      88.91         20.86      49.35         22.78             6.30          0.70    0.32     12.72
Full            100.00     92.56      85.68         41.13      43.66         12.39             1.82          1.00    2.68     25.70
Stated            0.00     93.73      76.72         41.80      45.17          9.65             2.50          0.88    2.60      8.34
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           61.85     93.06      82.51         40.96      44.32         11.61             2.16          0.95    2.61     19.16
===================================================================================================================================

                                       Top

8. OCCUPANCY TYPE

                                                                  % OF
                       #OF                                         THE                        WA
OCCUPANCY TYPE       LOANS          BALANCE         AVG BALAN      POOL   SEASONING  WAC     RTERM  FICO    OLTV      CLTV     DTI
-----------------------------------------------------------------------------------------------------------------------------------
2nd Home                65        16,283,945.74     250,522.24     1.33       2     7.022     357    633    84.84     87.32   39.78
Non-Owner Occupied     444        68,558,756.80     154,411.61     5.61       2     7.607     356    637    82.94     85.76   40.89
Owner Occupied       5,448     1,136,903,931.94     208,682.81    93.06       2     7.031     357    616    80.98     87.09   42.18
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,957     1,221,746,634.48     205,094.28   100.00       2     7.063     357    617    81.14     87.02   42.07
===================================================================================================================================

                                          % OF                                                               % OF
                      % OF               (SINGLE                                                              REFI   % OF
                       FULL     % OF     FAMILY AND   % OF     % OF REFI  % OF REFI - DEBT  % OF REFI - HOME  RATE     2ND    % OF
OCCUPANCY TYPE         DOC     PRIMARY     PUD)      PURCHASE   CASHOUT    CONSOLIDATION      IMPROVEMENT     TERM    LIEN     IOS
-----------------------------------------------------------------------------------------------------------------------------------
2nd Home              57.88      0.00     79.90      53.44       38.84         5.79              1.93         0.00    0.37    8.47
Non-Owner Occupied    68.30      0.00     68.00      48.31       42.19         7.62              1.88         0.00    0.60    0.00
Owner Occupied        61.51    100.00     83.42      40.34       44.53        11.93              2.18         1.02    2.76   20.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                61.85     93.06     82.51      40.96       44.32        11.61              2.16         0.95    2.61   19.16
===================================================================================================================================

                                       Top

Tables Report                                                        Page 5 of 8

9. LOAN PURPOSE

                                                                     % OF
                                 #OF                                   THE                        WA
LOAN PURPOSE                    LOANS     BALANCE       AVG BALAN     POOL   SEASONING  WAC     RTERM  FICO   OLTV     CLTV    DTI
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             2,375   541,520,384.77  228,008.58    44.32      2     7.081     357    604   78.78    81.06   42.29
Purchase                        2,778   500,467,264.31  180,153.80    40.96      2     7.021     356    639   84.79    96.01   41.93
Refinance - Debt Consolidation    644   141,814,132.71  220,208.28    11.61      2     7.130     357    596   78.23    80.19   41.68
Refinance - Home Improvement      104    26,355,625.16  253,419.47     2.16      2     7.008     358    592   77.28    78.60   42.57
Refinance - Rate/Term              56    11,589,227.53  206,950.49     0.95      2     7.310     352    610   78.02    79.93   41.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,957 1,221,746,634.48  205,094.28   100.00      2     7.063     357    617   81.14    87.02   42.07
====================================================================================================================================

                                                  % OF                                                        % OF
                               % OF              (SINGLE                % OF      % OF REFI -   % OF REFI -    REFI-   % OF
                                FULL    % OF     FAMILY AND   % OF       REFI-       DEBT          HOME        RATE     2ND    % OF
LOAN PURPOSE                    DOC    PRIMARY     PUD)      PURCHASE   CASHOUT  CONSOLIDATION   IMPROVEMENT   TERM    LIEN     IOS
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            60.92    93.49     82.66        0.00     100.00        0.00           0.00      0.00    0.82    13.16
Purchase                       62.10    91.64     80.41      100.00       0.00        0.00           0.00      0.00    5.09    27.18
Refinance - Debt Consolidation 66.00    95.65     88.94        0.00       0.00      100.00           0.00      0.00    1.16    14.03
Refinance - Home Improvement   52.22    93.91     84.32        0.00       0.00        0.00         100.00      0.00    0.00    16.02
Refinance - Rate/Term          65.03   100.00     82.99        0.00       0.00        0.00           0.00    100.00    2.16    23.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         61.85    93.06     82.51       40.96      44.32       11.61           2.16      0.95    2.61    19.16
====================================================================================================================================

                                       Top

10. PROPERTY TYPE

PROPERTY            #OF                                      % OF THE                     WA
 TYPE              LOANS        BALANCE         AVG BALAN      POOL   SEASONING  WAC     RTERM  FICO   OLTV     CLTV     DTI
-----------------------------------------------------------------------------------------------------------------------------
Single Family      5,032    1,008,047,379.36    200,327.38    82.51       2     7.054     357    614   81.09    87.02    41.93
Multi Family         549      143,463,844.38    261,318.48    11.74       2     7.102     356    632   81.59    86.39    43.47
Condo                375       70,121,272.60    186,990.06     5.74       2     7.117     357    629   80.91    88.33    41.36
Manufactured           1          114,138.14    114,138.14     0.01       2     7.750     358    601   90.00    95.00    42.18
------------------------------------------------------------------------------------------------------------------------------
TOTAL:             5,957    1,221,746,634.48    205,094.28   100.00       2     7.063     357    617   81.14    87.02    42.07
==============================================================================================================================

                                        % OF                                                                 % OF
                     % OF              (SINGLE                 % OF                                           REFI-  % OF
PROPERTY              FULL    % OF     FAMILY AND    % OF       REFI-  % OF REFI- DEBT  % OF REFI - HOME      RATE     2ND    % OF
 TYPE                 DOC     PRIMARY     PUD)      PURCHASE  CASHOUT   CONSOLIDATION     IMPROVEMENT         TERM    LIEN     IOS
-----------------------------------------------------------------------------------------------------------------------------------
Single Family        64.22     94.08    100.00       39.92     44.41       12.51            2.20             0.95     2.63     20.52
Multi Family         42.77     87.70      0.00       42.21     47.66        7.39            2.14             0.60     2.11      5.70
Condo                66.64     89.21      0.00       53.28     36.36        7.26            1.52             1.59     3.31     27.24
Manufactured        100.00    100.00      0.00      100.00      0.00        0.00            0.00             0.00     0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               61.85     93.06     82.51       40.96     44.32       11.61            2.16             0.95     2.61     19.16
====================================================================================================================================

                                       Top

11. RATE TYPE

Tables Report                                                        Page 6 of 9

11. RATE TYPE

                                              % OF
RATE     #OF                                  THE                       WA
TYPE    LOANS      BALANCE       AVG BALAN    POOL   SEASONING   WAC   RTERM  FICO   OLTV   CLTV
-------------------------------------------------------------------------------------------------
ARM     4,581  1,048,548,724.37  228,890.79   85.82      2      6.984   358   614   81.06  87.62
Fixed   1,376    173,197,910.11  125,870.57   14.18      2      7.542   349   635   81.64  83.37
        -----  ----------------  ----------  ------      -      -----   ---   ---   -----  -----
TOTAL:  5,957  1,221,746,634.48  205,094.28  100.00      2      7.063   357   617   81.14  87.02
        =====  ================  ==========  ======      =      =====   ===   ===   =====  =====

                                               TOP

                                % OF
                               (SINGLE
               % OF            FAMILY              % OF     % OF REFI -   % OF REFI -  % OF REFI - % OF
RATE           FULL    % OF      AND      % OF     REFI -      DEBT          HOME         RATE     2ND   % OF
TYPE     DTI    DOC   PRIMARY    PUD)   PURCHASE  CASHOUT  CONSOLIDATION  IMPROVEMENT     TERM     LIEN   IOs
---------------------------------------------------------------------------------------------------------------
ARM     42.23  61.51   92.50    83.06    43.69     42.26       11.01         2.11      0.93         0.00  22.33
Fixed   41.13  63.85   96.39    79.18    24.45     56.81       15.22         2.47      1.05        18.39   0.00
        -----  -----   -----    -----    -----     -----       -----         ----      ----        -----  -----
TOTAL:  42.07  61.85   93.06    82.51    40.96     44.32       11.61         2.16      0.95         2.61  19.16
        =====  =====   =====    =====    =====     =====       =====         ====      ====        =====  =====

12. STATE                                     TOP

                                                 % OF
              #OF                                THE                      WA
STATE        LOANS     BALANCE      AVG BALAN    POOL  SEASONING   WAC   RTERM  FICO   OLTV   CLTV   DTI
---------------------------------------------------------------------------------------------------------
Alaska           2      175,417.58   87,708.79   0.01       2     7.675   345    591  90.26  95.00  33.17
Arizona        123   18,335,816.69  149,071.68   1.50       2     7.221   356    608  81.99  89.90  38.75
Arkansas         2      127,248.78   63,624.39   0.01       2     8.647   358    589  88.64  88.64  39.67
California   1,428  395,761,383.82  277,143.83  32.39       2     6.711   357    624  79.45  85.88  42.23
Colorado       150   24,291,866.63  161,945.78   1.99       2     6.692   356    620  83.57  95.22  41.45
Connecticut    109   22,361,689.48  205,153.11   1.83       2     7.249   357    618  82.01  86.21  40.84
Delaware        11    1,869,512.60  169,955.69   0.15       2     7.277   358    594  81.99  85.56  39.52
Florida        604   97,893,104.95  162,074.68   8.01       2     7.388   356    603  81.12  86.57  40.79
Georgia        273   36,197,527.10  132,591.67   2.96       2     7.334   355    610  86.50  94.27  41.44
Hawaii          62   19,524,892.68  314,917.62   1.60       2     6.671   357    646  79.22  87.17  39.84
Idaho           29    2,815,032.41   97,070.08   0.23       2     7.591   356    598  82.16  88.28  33.78
Illinois       358   57,805,547.17  161,468.01   4.73       2     7.224   356    617  83.72  89.30  42.83
Indiana         37    3,792,515.97  102,500.43   0.31       2     7.585   357    601  82.68  91.05  39.98
Iowa             9      792,787.36   88,087.48   0.06       2     7.284   352    635  84.67  95.38  49.57
Kansas          11    1,434,215.55  130,383.23   0.12       2     7.659   358    586  85.72  92.89  36.77
Kentucky         8      878,701.73  109,837.72   0.07       3     7.526   355    589  86.36  93.47  40.76
Maine            9      889,974.37   98,886.04   0.07       2     6.993   353    638  80.70  95.88  38.78
Maryland       255   51,329,715.42  201,293.00   4.20       2     7.263   357    602  81.43  86.85  43.23

                                 % OF
                              (SINGLE                                                  % OF
              % OF             FAMILY             % OF    % OF REFI -    % OF REFI -   REFI- % OF
              FULL     % OF      AND     % OF    REFI -       DEBT            HOME     RATE   2ND   % OF
STATE          DOC   PRIMARY     PUD)  PURCHASE  CASHOUT  CONSOLIDATION   IMPROVEMENT  TERM  LIEN   IOs
--------------------------------------------------------------------------------------------------------
Alaska       100.00   100.00     0.00   100.00     0.00        0.00           0.00     0.00  5.23   0.00
Arizona       84.60    86.55    97.33    47.19    34.26       15.63           2.92     0.00  2.74  26.67
Arkansas     100.00   100.00   100.00    56.82    43.18        0.00           0.00     0.00  0.00   0.00
California    60.04    94.22    88.41    38.51    40.15       16.48           3.74     1.13  3.12  32.39
Colorado      89.18    94.65    94.31    52.42    39.12        7.40           0.80     0.25  4.97  42.08
Connecticut   48.01    93.43    67.85    33.39    46.88       13.67           4.63     1.43  1.54  11.79
Delaware     100.00    97.33    97.33     0.00    91.16        2.67           6.17     0.00  2.51   0.00
Florida       66.63    91.42    87.61    45.40    40.96       10.49           2.49     0.65  2.59  12.12
Georgia       78.98    86.28    95.16    60.73    28.37        9.17           0.41     1.32  2.75  13.64
Hawaii        64.26    79.60    70.72    50.63    42.36        4.87           1.17     0.97  3.84  21.66
Idaho         80.04    88.24   100.00    39.77    52.09        4.74           0.00     3.40  3.54   0.00
Illinois      68.98    90.52    68.32    44.02    48.38        5.98           0.00     1.62  2.21   5.90
Indiana       76.93    91.81    95.33    51.14    44.24        4.63           0.00     0.00  1.21   7.51
Iowa          77.83    88.10    84.46    61.89    38.11        0.00           0.00     0.00  7.63  27.82
Kansas        79.67   100.00    92.07    40.11    43.79       16.10           0.00     0.00  0.00   0.00
Kentucky     100.00   100.00    81.23    65.99    34.01        0.00           0.00     0.00  5.24   9.55
Maine         71.29   100.00    86.26    55.08    26.97       17.95           0.00     0.00  4.05   0.00
Maryland      66.12    95.68    94.12    37.84    47.71        9.63           3.46     1.35  3.04  21.31

Tables Report                                                        Page 7 of 9

Massachusetts     151     38,159,472.13  252,711.74    3.12  2    7.247  358  616   79.00  84.51
Michigan          133     14,712,930.76  110,623.54    1.20  2    7.944  355  602   84.45  91.76
Minnesota         136     22,101,095.44  162,508.05    1.81  2    6.915  357  621   83.79  92.65
Missouri           33      3,644,422.61  110,437.05    0.30  2    7.682  356  596   84.23  92.02
Montana             3        327,466.14  109,155.38    0.03  2    7.114  358  572   70.85  84.75
Nebraska            3        291,989.45   97,329.82    0.02  2    7.968  358  563   78.24  86.55
Nevada            121     23,063,536.16  190,607.74    1.89  2    7.144  357  607   79.96  85.21
New Hampshire      25      3,724,841.58  148,993.66    0.30  2    7.409  349  604   84.11  91.13
New Jersey        417     96,834,436.68  232,216.87    7.93  2    7.317  357  610   79.44  82.04
New Mexico         18      3,046,895.81  169,271.99    0.25  3    7.045  356  603   82.35  84.67
New York          500    144,123,159.89  288,246.32   11.80  2    7.013  357  629   81.19  85.24
North Carolina    107     11,564,824.84  108,082.48    0.95  2    7.410  356  599   86.59  94.22
Ohio               69      8,724,102.24  126,436.26    0.71  2    7.360  356  618   86.45  93.01
Oklahoma           15      1,779,572.91  118,638.19    0.15  3    8.147  354  585   83.11  90.38
Oregon             35      6,057,117.18  173,060.49    0.50  2    7.351  357  622   81.96  90.01
Pennsylvania       87     11,498,574.63  132,167.52    0.94  2    7.768  356  609   84.45  89.49
Rhode Island       26      4,634,992.80  178,268.95    0.38  2    7.178  357  619   80.51  86.59
South Carolina     35      4,497,412.05  128,497.49    0.37  2    7.695  353  594   86.32  91.78
Tennessee          45      4,922,429.59  109,387.32    0.40  2    7.629  357  594   84.88  93.76
Texas             103     11,379,035.01  110,476.07    0.93  2    7.784  350  611   85.12  93.98
Utah               37      4,745,589.72  128,259.18    0.39  2    7.142  354  625   85.55  95.61
Vermont             5        997,638.93  199,527.79    0.08  2    7.074  358  574   78.71  81.22
Washington        101     17,631,465.94  174,568.97    1.44  2    6.831  356  626   82.88  92.30
Virginia          197     37,464,775.57  190,176.53    3.07  2    7.300  357  610   82.49  87.41
West Virginia       8        660,552.44   82,569.06    0.05  2    8.212  355  575   81.10  90.09
Wisconsin          65      8,654,211.75  133,141.72    0.71  2    7.491  356  594   83.99  89.24
Wyoming             2        227,141.94  113,570.97    0.02  2    7.230  358  718   95.85  97.92
                -----  ----------------  ----------  ------  -    -----  ---  ---   -----  -----
TOTAL:          5,957  1,221,746,634.48  205,094.28  100.00  2    7.063  357  617   81.14  87.02
                =====  ================  ==========  ======  =    =====  ===  ===   =====  =====

Massachusetts     43.13   49.96   96.08   64.19   40.43  43.34  13.02   3.21  0.00   2.05  12.50
Michigan          40.02   68.36   91.57   88.96   48.71  45.44   4.24   0.00  1.61   2.45   9.51
Minnesota         43.09   81.60   90.75   89.65   36.83  55.99   6.40   0.00  0.78   4.03  30.36
Missouri          39.88   62.81   94.70   89.79   55.09  40.70   2.21   2.00  0.00   3.58   7.07
Montana           41.14   69.50  100.00  100.00   69.50   0.00   0.00  30.50  0.00   0.00  34.18
Nebraska          39.42   51.97  100.00  100.00   51.97  48.03   0.00   0.00  0.00  10.40   0.00
Nevada            42.51   64.00   86.06   96.10   39.26  40.86  19.22   0.66  0.00   1.74  19.91
New Hampshire     43.19   80.90  100.00   89.41   41.94  57.82   0.24   0.00  0.00   6.66  14.82
New Jersey        42.06   50.53   94.21   70.75   25.68  62.18  11.55   0.00  0.60   1.26   3.67
New Mexico        41.09   72.57   93.34  100.00    6.91  65.84  23.33   3.92  0.00   0.35  17.38
New York          43.81   42.32   95.27   57.21   39.09  52.66   6.14   1.62  0.49   1.65   5.28
North Carolina    39.70   82.30   85.65  100.00   66.58  24.43   8.31   0.69  0.00   2.86  14.86
Ohio              41.37   86.73   85.88   94.65   51.29  42.04   6.66   0.00  0.00   1.55  19.13
Oklahoma          36.31   90.57   88.07   92.74   51.46  42.40   6.14   0.00  0.00   2.21   3.35
Oregon            42.40   70.32   83.81  100.00   44.50  40.07  15.43   0.00  0.00   1.36   9.61
Pennsylvania      40.15   57.36   93.74   94.85   54.00  37.11   8.90   0.00  0.00   2.65   3.24
Rhode Island      46.21   66.31   87.20   71.93   49.41  41.57   4.28   4.74  0.00   2.27   7.93
South Carolina    44.60   88.69   96.81   98.31   65.28  24.40  10.32   0.00  0.00   0.94  13.87
Tennessee         43.45   88.21   94.08   97.54   70.28  20.72   9.00   0.00  0.00   2.24  16.38
Texas             41.76   73.73   91.50   93.55   73.75  17.73   0.00   0.00  8.52   3.92   5.29
Utah              39.07   84.91   97.40   95.01   44.27  27.23  24.35   0.00  4.15   6.12  24.55
Vermont           45.57   59.16   59.16  100.00    0.00  71.73  28.27   0.00  0.00   0.00   0.00
Washington        38.58   80.96   93.68   97.10   52.43  32.77  11.07   2.57  1.16   3.13  31.56
Virginia          42.48   64.18   96.62   94.62   36.75  49.32  11.27   0.90  1.77   2.63  22.22
West Virginia     34.98  100.00  100.00  100.00   77.65  22.35   0.00   0.00  0.00   2.40  18.67
Wisconsin         40.18   73.76   96.78   82.69   30.31  62.96   6.72   0.00  0.00   1.13   1.66
Wyoming           41.18  100.00   58.47  100.00   41.53  58.47   0.00   0.00  0.00   0.00   0.00
                  -----  ------  ------  ------   -----  -----  -----   ----  ----   ----  -----
TOTAL:            42.07   61.85   93.06   82.51   40.96  44.32  11.61   2.16  0.95   2.61  19.16
                  =====  ======  ======  ======   =====  =====  =====   ====  ====   ====  =====

                                       Top

Tables Report                                                        Page 8 of 9

CREDIT   #OF                                   % OF                         WA                                % OF     % OF
GRADE   LOANS      BALANCE       AVG BALAN   THE POOL  SEASONING    WAC   RTERM  FICO  OLTV   CLTV   DTI    FULL DOC  PRIMARY
-----------------------------------------------------------------------------------------------------------------------------
AXP       498   107,197,024.91   215,255.07     8.77       2       7.158   357    582  79.66  81.51  41.97    64.46     91.28
AXTC       46    11,527,534.04   250,598.57     0.94       2       6.386   358    613  82.39  99.77  43.25   100.00    100.00
AXTH       36     9,984,663.74   277,351.77     0.82       2       7.234   358    623  92.63  93.13  44.06    48.92     96.73
AXTJ        4     2,398,755.40   599,688.85     0.20       2       6.093   358    601  78.46  80.01  46.12    77.53    100.00
A-XP      294    55,186,091.81   187,707.80     4.52       2       7.723   357    562  77.15  78.04  42.18    60.92     94.29
A+XP    2,599   565,699,986.16   217,660.63    46.30       2       6.773   357    621  80.86  85.72  41.92    67.33     88.27
A+XT    1,325   323,514,498.52   244,161.89    26.48       2       6.661   358    653  84.51  96.67  41.94    51.44     99.28
BXP       285    59,125,633.01   207,458.36     4.84       2       7.734   357    557  73.84  74.28  42.17    61.84     98.10
CXP       197    38,087,472.85   193,337.43     3.12       2       8.602   358    551  69.81  70.18  42.58    54.09     96.45
C-XP       92    16,021,698.67   174,148.90     1.31       2      10.569   358    536  62.81  63.05  45.41    55.15     94.68
DXP        15     3,181,209.85   212,080.66     0.26       3      10.171   353    546  58.85  58.85  45.18    94.19    100.00
XTA        17     1,093,840.12    64,343.54     0.09       2       9.895   345    619  99.80  99.80  41.14   100.00    100.00
XTA+      549    28,728,225.40    52,328.28     2.35       2      10.139   340    649  99.61  99.61  42.19    59.97    100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:  5,957 1,221,746,634.48   205,094.28   100.00       2       7.063   357    617  81.14  87.02  42.07    61.85     93.06
=============================================================================================================================

                                                                                   % OF
         % OF (SINGLE                                                             REFI -   % OF
CREDIT     FAMILY AND    % OF    % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME   RATE     2ND    % OF
GRADE         PUD)     PURCHASE    CASHOUT      CONSOLIDATION      IMPROVEMENT     TERM    LIEN     IOS
--------------------------------------------------------------------------------------------------------
AXP          86.39       15.24      65.71          16.46              2.04          0.55    0.19    8.41
AXTC        100.00       52.06      36.25          11.69              0.00          0.00    0.00   50.37
AXTH         87.19       14.21      65.52          10.29              8.20          1.78    0.00   15.73
AXTJ        100.00        0.00     100.00           0.00              0.00          0.00    0.00   27.82
A-XP         85.85       16.34      59.66          17.07              4.75          2.18    0.37    0.00
A+XP         80.57       40.50      45.14          11.19              2.37          0.80    0.27   20.50
A+XT         80.44       63.68      26.85           7.19              1.40          0.89    0.00   31.25
BXP          90.37        6.44      71.69          18.74              1.91          1.21    0.18    0.00
CXP          90.60        8.60      66.73          22.66              2.02          0.00    0.00    0.00
C-XP         91.01        8.56      57.73          25.25              5.46          3.01    0.00    0.00
DXP          68.20        0.00      57.40          18.55              0.00         24.04    0.00    0.00
XTA         100.00       57.14      25.44          17.42              0.00          0.00  100.00    0.00
XTA+         82.35       81.76      12.87           4.55              0.00          0.82  100.00    0.00
--------------------------------------------------------------------------------------------------------
TOTAL:       82.51       40.96      44.32          11.61              2.16          0.95    2.61   19.16
========================================================================================================

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Feb 1, 2005 16:32

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional

Tables Report                                                        Page 9 of 9

advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & Loan
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634

1. FICO

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NON-   NON-SF    % OF
FICO         # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD    PURCHASE
------------------------------------------------------------------------------------------------------------------------------
1 - 500          15       3,551,745.65      0.29         236,783.04    8.522%   500  69.18%  46.04%   0.00%    6.52%    6.30%
----------------------------------------------------------------------------------------------------------------------------
501 - 520       323      63,298,364.15      5.18         195,970.17    8.542%   511  71.10%  44.13%   2.99%   12.89%    5.84%
----------------------------------------------------------------------------------------------------------------------------
521 - 540       359      71,429,280.49      5.85         198,967.36    8.049%   531  74.38%  42.49%   3.73%   15.98%   10.84%
----------------------------------------------------------------------------------------------------------------------------
541 - 560       472      88,611,417.72      7.25         187,736.05    7.637%   552  78.28%  42.86%   4.89%   12.95%   20.58%
----------------------------------------------------------------------------------------------------------------------------
561 - 580       574     105,435,068.48      8.63         183,684.79    7.405%   570  80.73%  42.80%   7.59%   14.59%   26.95%
----------------------------------------------------------------------------------------------------------------------------
581 - 600       906     155,027,350.51     12.69         171,111.87    7.133%   590  81.87%  41.84%   4.09%   13.17%   47.91%
----------------------------------------------------------------------------------------------------------------------------
601 - 620       802     161,966,905.42     13.26         201,953.75    6.859%   610  81.99%  41.79%   6.63%   14.69%   40.74%
----------------------------------------------------------------------------------------------------------------------------
621 - 640       657     143,638,669.67     11.76         218,628.11    6.660%   631  81.98%  41.80%   7.48%   16.72%   43.19%
----------------------------------------------------------------------------------------------------------------------------
641 - 660       628     145,551,028.27     11.91         231,769.15    6.620%   650  82.78%  41.71%   8.01%   19.52%   49.12%
----------------------------------------------------------------------------------------------------------------------------
661 - 680       494     114,527,219.43      9.37         231,836.48    6.622%   670  83.01%  41.47%  10.51%   22.46%   52.06%
----------------------------------------------------------------------------------------------------------------------------
681 - 700       301      68,527,689.99      5.61         227,666.74    6.703%   690  84.34%  41.90%   9.04%   27.77%   61.51%
----------------------------------------------------------------------------------------------------------------------------
701 - 750       337      80,313,089.40      6.57         238,317.77    6.676%   722  85.35%  41.03%   8.45%   25.01%   67.48%
----------------------------------------------------------------------------------------------------------------------------
751 - 1,000      89      19,868,805.30      1.63         223,245.00    6.801%   769  84.95%  43.06%  17.35%   28.00%   62.30%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:        5,957   1,221,746,634.48       100         205,094.28    7.063%   617  81.14%  42.07%   6.94%   17.49%   40.96%
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
             % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
FICO           CASHOUT     CONSOLIDATION     IMPROVEMENT            TERM        MI COVERED  NO DOC   INTEREST ONLY
------------------------------------------------------------------------------------------------------------------
1 - 500        78.30%           0.00%           15.40%             0.00%           0.00%     38.57%      0.00%
-------------------------------------------------------------------------------------------------------------
501 - 520      66.99%          20.69%            5.12%             1.35%           0.00%     47.96%      0.00%
-------------------------------------------------------------------------------------------------------------
521 - 540      65.77%          19.09%            2.23%             2.07%           0.00%     36.63%      0.00%
-------------------------------------------------------------------------------------------------------------
541 - 560      55.94%          18.70%            4.12%             0.65%           0.00%     28.98%      0.00%
-------------------------------------------------------------------------------------------------------------
561 - 580      56.52%          13.18%            2.04%             1.31%           0.00%     26.24%      4.12%
-------------------------------------------------------------------------------------------------------------
581 - 600      37.79%          11.85%            1.58%             0.87%           0.00%     18.48%     21.45%
-------------------------------------------------------------------------------------------------------------
601 - 620      44.76%          10.42%            3.54%             0.53%           0.00%     24.85%     21.42%
-------------------------------------------------------------------------------------------------------------
621 - 640      41.87%          12.69%            1.19%             1.06%           0.00%     31.02%     28.22%
-------------------------------------------------------------------------------------------------------------
641 - 660      40.42%           8.50%            0.96%             1.01%           0.00%     42.16%     34.24%
-------------------------------------------------------------------------------------------------------------
661 - 680      36.20%           9.30%            2.19%             0.25%           0.00%     51.64%     28.77%
-------------------------------------------------------------------------------------------------------------
681 - 700      31.42%           5.15%            0.88%             1.04%           0.00%     59.94%     24.89%
-------------------------------------------------------------------------------------------------------------
701 - 750      25.67%           4.74%            0.96%             1.14%           0.00%     54.45%     23.41%
-------------------------------------------------------------------------------------------------------------
751 - 1,000    32.80%           3.94%            0.00%             0.95%           0.00%     58.07%     13.36%
-------------------------------------------------------------------------------------------------------------
TOTAL:         44.32%          11.61%            2.16%             0.95%           0.00%     36.14%     19.16%
-------------------------------------------------------------------------------------------------------------

Weighted Average Mean: 617
Median: 608
Std Deviation: 58

2. LTV

------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NON-   NON-SF    % OF
LTV          # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD    PURCHASE
------------------------------------------------------------------------------------------------------------------------------
<= 50           136      21,241,945.27      1.74         156,190.77    7.323%   584  41.35%  39.89%   4.00%   17.01%    5.02%
----------------------------------------------------------------------------------------------------------------------------
51 - 55          75      15,961,810.15      1.31         212,824.14    7.282%   579  53.22%  42.81%   3.60%   12.20%    8.41%
----------------------------------------------------------------------------------------------------------------------------
56 - 60          95      19,775,944.99      1.62         208,167.84    7.711%   575  57.84%  43.02%   0.25%   13.52%    5.42%
----------------------------------------------------------------------------------------------------------------------------
61 - 65         202      43,174,366.37      3.53         213,734.49    7.773%   579  63.59%  41.46%   7.90%   15.59%    4.21%
----------------------------------------------------------------------------------------------------------------------------
66 - 70         253      55,490,540.18      4.54         219,330.20    7.647%   578  68.86%  42.22%   5.34%   16.97%    7.12%
----------------------------------------------------------------------------------------------------------------------------
71 - 75         339      78,536,649.61      6.43         231,671.53    7.368%   582  73.88%  42.03%   5.80%   16.65%    6.07%
----------------------------------------------------------------------------------------------------------------------------
76 - 80       2,113     506,856,063.84     41.49         239,875.09    6.661%   627  79.78%  42.17%   4.84%   18.90%   52.93%
----------------------------------------------------------------------------------------------------------------------------
81 - 85         440     101,067,840.42      8.27         229,699.64    6.909%   601  84.47%  41.34%   5.94%   15.98%   21.32%
----------------------------------------------------------------------------------------------------------------------------
86 - 90       1,331     281,142,523.02     23.01         211,226.54    6.995%   621  89.81%  42.20%  14.17%   16.60%   48.63%
----------------------------------------------------------------------------------------------------------------------------
91 - 95         284      30,625,433.08      2.51         107,836.03    7.570%   646  94.51%  42.89%   5.81%   11.54%   31.75%
----------------------------------------------------------------------------------------------------------------------------
96 - 100        689      67,873,517.55      5.56          98,510.19    8.739%   667  99.85%  42.11%   0.46%   20.76%   73.96%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:        5,957   1,221,746,634.48       100         205,094.28    7.063%   617  81.14%  42.07%   6.94%   17.49%   40.96%
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
             % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
LTV            CASHOUT     CONSOLIDATION     IMPROVEMENT            TERM        MI COVERED  NO DOC   INTEREST ONLY
------------------------------------------------------------------------------------------------------------------
<= 50           63.06%         25.53%             5.50%            0.89%           0.00%     54.83%     3.51%
------------------------------------------------------------------------------------------------------------
51 - 55         66.46%         17.50%             4.10%            3.53%           0.00%     56.50%     7.94%
------------------------------------------------------------------------------------------------------------
56 - 60         69.83%         19.90%             2.18%            2.66%           0.00%     49.90%     6.76%
------------------------------------------------------------------------------------------------------------
61 - 65         71.47%         19.18%             3.93%            1.21%           0.00%     57.41%     4.85%
------------------------------------------------------------------------------------------------------------
66 - 70         69.69%         17.63%             3.56%            2.00%           0.00%     53.68%     7.58%
------------------------------------------------------------------------------------------------------------
71 - 75         73.71%         16.98%             2.63%            0.62%           0.00%     48.31%    10.29%
------------------------------------------------------------------------------------------------------------
76 - 80         35.67%          8.53%             2.00%            0.87%           0.00%     44.04%    29.69%
------------------------------------------------------------------------------------------------------------
81 - 85         54.96%         19.04%             3.40%            1.28%           0.00%     14.06%    12.24%
------------------------------------------------------------------------------------------------------------
86 - 90         38.63%         10.68%             1.48%            0.58%           0.00%     13.70%    12.90%
------------------------------------------------------------------------------------------------------------
91 - 95         53.87%         10.43%             1.84%            2.10%           0.00%     31.46%    36.04%
------------------------------------------------------------------------------------------------------------
96 - 100        21.82%          3.75%             0.12%            0.35%           0.00%     48.53%     9.17%
------------------------------------------------------------------------------------------------------------
TOTAL:          44.32%         11.61%             2.16%            0.95%           0.00%     36.14%    19.16%
------------------------------------------------------------------------------------------------------------

Weighted Average Mean: 81.14
Median: 80.00
Std Deviation: 12.06

3. DEBT-TO-INCOME RATIO

---------------------------------------------------------------------------------------------------------------------------------
DEBT-TO-INCOME                                                                                                      NON-   NON-SF
RATIO                    # LOANS       BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD
---------------------------------------------------------------------------------------------------------------------------------
<= 20.00                    137      27,827,138.10       2.28         203,117.80    7.176%   621  80.17%  14.04%   21.35%  11.84%
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               161      27,636,584.85       2.26         171,655.81    7.166%   616  80.22%  22.61%   10.56%  15.81%
--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               354      63,858,850.53       5.23         180,392.23    7.071%   618  78.75%  27.72%    9.17%  14.14%
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               576     107,126,813.72       8.77         185,984.05    7.051%   615  80.08%  32.76%    6.20%  14.81%
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               892     177,138,349.49       14.5         198,585.59    7.114%   617  80.62%  37.75%    6.40%  16.24%
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00             1,338     286,639,915.50      23.46         214,230.13    6.970%   627  82.29%  42.89%    5.12%  18.04%
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00             1,824     385,189,851.19      31.53         211,178.65    6.998%   622  82.99%  47.87%    6.18%  19.95%
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               667     144,824,934.53      11.85         217,128.84    7.316%   585  76.77%  52.51%    9.36%  16.41%
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 6       1,164,309.24        0.1         194,051.54    7.819%   555  79.91%  55.28%    4.80%   0.00%
--------------------------------------------------------------------------------------------------------------------------------
60.01 >=                      2         339,887.33       0.03         169,943.67    5.870%   600  82.12%  62.08%   21.15%  21.15%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,957   1,221,746,634.48        100         205,094.28    7.063%   617  81.14%  42.07%    6.94%  17.49%
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DEBT-TO-INCOME        % OF    % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
RATIO               PURCHASE    CASHOUT     CONSOLIDATION       IMPROVEMENT          TERM        MI COVERED  NO DOC   INTEREST ONLY
-----------------------------------------------------------------------------------------------------------------------------------
<= 20.00             39.06%     40.97%          16.49%            0.98%             2.50%           0.00%     15.76%     10.36%
------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        31.67%     50.78%          16.61%            0.42%             0.52%           0.00%     27.97%     22.99%
------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        39.69%     45.52%          11.43%            2.55%             0.81%           0.00%     32.89%     19.94%
------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        36.59%     47.48%          12.02%            1.95%             1.96%           0.00%     33.02%     22.16%
------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        40.76%     41.94%          14.44%            2.44%             0.42%           0.00%     41.14%     21.38%
------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00        47.33%     40.99%           8.49%            2.65%             0.54%           0.00%     41.70%     26.75%
------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00        47.32%     40.16%          10.28%            1.47%             0.77%           0.00%     35.12%     18.91%
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00        17.95%     61.10%          15.76%            3.21%             1.98%           0.00%     31.33%      0.39%
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00         6.34%     80.31%          13.36%            0.00%             0.00%           0.00%      0.00%     13.36%
------------------------------------------------------------------------------------------------------------------------------
60.01 >=             21.15%     78.85%           0.00%            0.00%             0.00%           0.00%      0.00%     78.85%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:               40.96%     44.32%          11.61%            2.16%             0.95%           0.00%     36.14%     19.16%
------------------------------------------------------------------------------------------------------------------------------

Weighted Average Mean: 42.07
Median: 43.65
Std Deviation: 8.76

4. LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NON-  NON-SF
LOAN PURPOSE                   # LOANS      BALANCE       % BY BALANCE AVERAGE BALANCE  WAC    FICO   CLTV    DTI    PRIMARY  PUD
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         2,778     500,467,264.31     40.96        180,153.80   7.021%   639  84.79%  41.93%   8.36%  19.59%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              2,375     541,520,384.77     44.32        228,008.58   7.081%   604  78.78%  42.29%   6.51%  17.34%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Debt Consolidation     644     141,814,132.71     11.61        220,208.28   7.130%   596  78.23%  41.68%   4.35%  11.06%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Home Improvement       104      26,355,625.16      2.16        253,419.47   7.008%   592  77.28%  42.57%   6.09%  15.68%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term               56      11,589,227.53      0.95        206,950.49   7.310%   610  78.02%  41.53%   0.00%  17.01%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           5,957   1,221,746,634.48       100        205,094.28   7.063%   617  81.14%  42.07%   6.94%  17.49%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 % OF   % OF REFI - % OF REFI - DEBT % OF REFI - HOME % OF REFI - RATE             NINA     INTEREST
LOAN PURPOSE                   PURCHASE   CASHOUT    CONSOLIDATION      IMPROVEMENT         TERM       MI COVERED NO DOC      ONLY
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        100.00%      0.00%         0.00%            0.00%            0.00%         0.00%    36.88%    27.18%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               0.00%    100.00%         0.00%            0.00%            0.00%         0.00%    36.83%    13.16%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Debt Consolidation    0.00%      0.00%       100.00%            0.00%            0.00%         0.00%    30.04%    14.03%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Home Improvement      0.00%      0.00%         0.00%          100.00%            0.00%         0.00%    41.90%    16.02%
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term             0.00%      0.00%         0.00%            0.00%          100.00%         0.00%    33.48%    23.09%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           40.96%     44.32%        11.61%            2.16%            0.95%         0.00%    36.14%    19.16%
-----------------------------------------------------------------------------------------------------------------------------------

5. OCCUPANCY STATUS

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              NON-   NON-SF
OCCUPANCY STATUS    # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD
---------------------------------------------------------------------------------------------------------------------------
2nd Home                65      16,283,945.74       1.33        250,522.24    7.022%   633  84.84%  39.78%  100.00%  20.10%
--------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied     444      68,558,756.80       5.61        154,411.61    7.607%   637  82.94%  40.89%  100.00%  32.00%
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied       5,448   1,136,903,931.94      93.06        208,682.81    7.031%   616  80.98%  42.18%    0.00%  16.58%
--------------------------------------------------------------------------------------------------------------------------
Total:               5,957   1,221,746,634.48        100        205,094.28    7.063%   617  81.14%  42.07%    6.94%  17.49%
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      % OF    % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
OCCUPANCY STATUS    PURCHASE    CASHOUT     CONSOLIDATION       IMPROVEMENT          TERM        MI COVERED  NO DOC   INTEREST ONLY
-----------------------------------------------------------------------------------------------------------------------------------
2nd Home             53.44%      38.84%         5.79%              1.93%            0.00%          0.00%     36.97%       8.47%
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied   48.31%      42.19%         7.62%              1.88%            0.00%          0.00%     31.58%       0.00%
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       40.34%      44.53%        11.93%              2.18%            1.02%          0.00%     36.40%      20.47%
------------------------------------------------------------------------------------------------------------------------------
Total:               40.96%      44.32%        11.61%              2.16%            0.95%          0.00%     36.14%      19.16%
------------------------------------------------------------------------------------------------------------------------------

6. DOCUMENTATION TYPE

--------------------------------------------------------------------------------------------------------------------------------
DOCUMENTATION                                                                                           NON-    NON-SF    % OF
TYPE           # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD    PURCHASE
--------------------------------------------------------------------------------------------------------------------------------
Easy              109      24,609,990.11       2.01       225,779.73     7.223%  590   81.78%  36.80%   3.75%   11.09%   20.86%
------------------------------------------------------------------------------------------------------------------------------
Full            4,000     755,589,738.65      61.85       188,897.43     6.906%  611   82.70%  42.06%   7.44%   14.32%   41.13%
------------------------------------------------------------------------------------------------------------------------------
Stated          1,848     441,546,905.72      36.14       238,932.31     7.322%  629   78.43%  42.40%   6.27%   23.28%   41.80%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48        100       205,094.28     7.063%  617   81.14%  42.07%   6.94%   17.49%   40.96%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
DOCUMENTATION  % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
TYPE             CASHOUT     CONSOLIDATION       IMPROVEMENT          TERM        MI COVERED  NO DOC  INTEREST ONLY
-------------------------------------------------------------------------------------------------------------------
Easy             49.35%          22.78%             6.30%             0.70%          0.00%     0.00%      12.72%
---------------------------------------------------------------------------------------------------------------
Full             43.66%          12.39%             1.82%             1.00%          0.00%     0.00%      25.70%
---------------------------------------------------------------------------------------------------------------
Stated           45.17%           9.65%             2.50%             0.88%          0.00%    ######       8.34%
---------------------------------------------------------------------------------------------------------------
TOTAL:           44.32%          11.61%             2.16%             0.95%          0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------

7. PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NON-   NON-SF    % OF
PROPERTY TYPE  # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC     FICO   CLTV    DTI    PRIMARY   PUD    PURCHASE
---------------------------------------------------------------------------------------------------------------------------------
Condo             375      70,121,272.60      5.74         186,990.06     7.117%  629   80.91%  41.36%  10.79%   100.00%   53.28%
--------------------------------------------------------------------------------------------------------------------------------
Manufactured        1         114,138.14      0.01         114,138.14     7.750%  601   90.00%  42.18%   0.00%   100.00%  100.00%
--------------------------------------------------------------------------------------------------------------------------------
Multi Family      549     143,463,844.38     11.74         261,318.48     7.102%  632   81.59%  43.47%  12.30%   100.00%   42.21%
--------------------------------------------------------------------------------------------------------------------------------
Single Family   5,032   1,008,047,379.36     82.51         200,327.38     7.054%  614   81.09%  41.93%   5.92%     0.00%   39.92%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48       100         205,094.28     7.063%  617   81.14%  42.07%   6.94%    17.49%   40.96%
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
               % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
PROPERTY TYPE    CASHOUT     CONSOLIDATION       IMPROVEMENT          TERM        MI COVERED  NO DOC  INTEREST ONLY
-------------------------------------------------------------------------------------------------------------------
Condo              36.36%         7.26%             1.52%            1.59%           0.00%    32.01%      27.24%
---------------------------------------------------------------------------------------------------------------
Manufactured        0.00%         0.00%             0.00%            0.00%           0.00%     0.00%       0.00%
---------------------------------------------------------------------------------------------------------------
Multi Family       47.66%         7.39%             2.14%            0.60%           0.00%    55.99%       5.70%
---------------------------------------------------------------------------------------------------------------
Single Family      44.41%        12.51%             2.20%            0.95%           0.00%    33.61%      20.52%
---------------------------------------------------------------------------------------------------------------
TOTAL:             44.32%        11.61%             2.16%            0.95%           0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------

8. OUTSTANDING PRINCIPAL BALANCE

----------------------------------------------------------------------------------------------------------------------------
   OUTSTANDING                                                                                                 NON-   NON-SF
PRINCIPAL BALANCE    # LOANS      BALANCE       % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD
----------------------------------------------------------------------------------------------------------------------------
<= 50,000               516      12,410,800.75      1.02         24,051.94    10.506%   627  96.31%  40.61%    5.41%  10.99%
---------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000         329      20,700,094.47      1.69         62,918.22     9.258%   612  87.08%  40.40%   18.16%  17.92%
---------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000        453      40,140,354.86      3.29         88,610.05     8.116%   609  82.76%  38.73%   15.42%  16.64%
---------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000       628      70,341,285.74      5.76        112,008.42     7.695%   603  82.61%  41.16%   10.55%  12.30%
---------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000       541      74,273,839.10      6.08        137,289.91     7.501%   601  79.72%  40.62%    7.80%  11.91%
---------------------------------------------------------------------------------------------------------------------------
150,001 - 200,000       983     171,284,293.65     14.02        174,246.48     7.191%   603  79.25%  41.44%    7.02%  12.02%
---------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000       697     157,020,603.72     12.85        225,280.64     7.035%   608  79.31%  42.40%    6.14%  15.46%
---------------------------------------------------------------------------------------------------------------------------
250,001 - 300,000       543     149,231,677.71     12.21        274,828.14     6.956%   613  79.62%  43.43%    6.82%  15.82%
---------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000       407     131,721,732.11     10.78        323,640.62     6.770%   627  80.68%  42.88%    4.64%  20.61%
---------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000       285     106,719,639.66      8.74        374,454.88     6.699%   624  81.13%  43.10%    5.67%  24.19%
---------------------------------------------------------------------------------------------------------------------------
400,001 - 450,000       225      95,438,057.98      7.81        424,169.15     6.627%   633  82.62%  43.51%    4.87%  27.11%
---------------------------------------------------------------------------------------------------------------------------
450,001 - 500,000       166      79,715,897.80      6.52        480,216.25     6.750%   623  82.34%  42.26%    5.33%  25.17%
---------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000       111      60,524,428.61      4.95        545,265.12     6.453%   636  82.67%  41.53%    6.27%  15.46%
---------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000        42      27,323,381.98      2.24        650,556.71     6.501%   643  84.89%  41.40%    7.36%  16.83%
---------------------------------------------------------------------------------------------------------------------------
700,001 - 5,000,000      31      24,900,546.34      2.04        803,243.43     6.551%   659  84.82%  37.91%    9.26%  12.53%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                5,957   1,221,746,634.48       100        205,094.28     7.063%   617  81.14%  42.07%    6.94%  17.49%
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    OUTSTANDING        % OF    % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
PRINCIPAL BALANCE    PURCHASE    CASHOUT     CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
-----------------------------------------------------------------------------------------------------------------------------------
<= 50,000            72.26%       20.39%          6.19%            0.00%             1.15%          0.00%     19.48%      0.00%
------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000      65.59%       25.77%          6.26%            1.18%             1.21%          0.00%     32.25%      0.62%
------------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000     54.08%       35.77%          7.85%            1.16%             1.14%          0.00%     30.13%      4.23%
------------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000    57.41%       32.54%          8.14%            1.29%             0.62%          0.00%     20.41%      9.57%
------------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000    44.19%       42.70%         11.18%            1.17%             0.76%          0.00%     23.69%     10.55%
------------------------------------------------------------------------------------------------------------------------------
150,001 - 200,000    37.51%       44.15%         14.94%            2.27%             1.13%          0.00%     27.40%     14.84%
------------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000    36.25%       46.62%         13.68%            2.28%             1.17%          0.00%     33.83%     17.93%
------------------------------------------------------------------------------------------------------------------------------
250,001 - 300,000    36.86%       46.95%         12.88%            2.36%             0.95%          0.00%     41.07%     18.32%
------------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000    40.23%       45.40%         11.72%            1.46%             1.20%          0.00%     45.30%     22.65%
------------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000    37.16%       47.81%         12.22%            2.81%             0.00%          0.00%     45.71%     21.81%
------------------------------------------------------------------------------------------------------------------------------
400,001 - 450,000    43.16%       44.08%         10.15%            2.15%             0.45%          0.00%     48.02%     23.60%
------------------------------------------------------------------------------------------------------------------------------
450,001 - 500,000    34.80%       49.45%         11.54%            3.58%             0.62%          0.00%     47.49%     17.53%
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000    47.36%       46.31%          1.81%            2.73%             1.78%          0.00%     38.44%     47.70%
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000    37.86%       43.27%         16.31%            2.56%             0.00%          0.00%     21.02%     40.33%
------------------------------------------------------------------------------------------------------------------------------
700,001 - 5,000,000  25.08%       54.68%         13.53%            2.86%             3.85%          0.00%     23.74%     29.40%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:               40.96%       44.32%         11.61%            2.16%             0.95%          0.00%     36.14%     19.16%
------------------------------------------------------------------------------------------------------------------------------

Min: 4,876.90
Max: 992,994.94

9. STATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NON-SF
STATE          # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    NON-PRIMARY   PUD
--------------------------------------------------------------------------------------------------------------------------
California      1,428     395,761,383.82     32.39         277,143.83    6.711%  624   79.45%  42.23%      5.78%    11.59%
-------------------------------------------------------------------------------------------------------------------------
New York          500     144,123,159.89      11.8         288,246.32    7.013%  629   81.19%  43.81%      4.73%    42.79%
-------------------------------------------------------------------------------------------------------------------------
Florida           604      97,893,104.95      8.01         162,074.68    7.388%  603   81.12%  40.79%      8.58%    12.39%
-------------------------------------------------------------------------------------------------------------------------
New Jersey        417      96,834,436.68      7.93         232,216.87    7.317%  610   79.44%  42.06%      5.79%    29.25%
-------------------------------------------------------------------------------------------------------------------------
Illinois          358      57,805,547.17      4.73         161,468.01    7.224%  617   83.72%  42.83%      9.48%    31.68%
-------------------------------------------------------------------------------------------------------------------------
Maryland          255      51,329,715.42       4.2         201,293.00    7.263%  602   81.43%  43.23%      4.32%     5.88%
-------------------------------------------------------------------------------------------------------------------------
Massachusetts     151      38,159,472.13      3.12         252,711.74    7.247%  616   79.00%  43.13%      3.92%    35.81%
-------------------------------------------------------------------------------------------------------------------------
Virginia          197      37,464,775.57      3.07         190,176.53    7.300%  610   82.49%  42.48%      3.38%     5.38%
-------------------------------------------------------------------------------------------------------------------------
Georgia           273      36,197,527.10      2.96         132,591.67    7.334%  610   86.50%  41.44%     13.72%     4.84%
-------------------------------------------------------------------------------------------------------------------------
Colorado          150      24,291,866.63      1.99         161,945.78    6.692%  620   83.57%  41.45%      5.35%     5.69%
-------------------------------------------------------------------------------------------------------------------------
Nevada            121      23,063,536.16      1.89         190,607.74    7.144%  607   79.96%  42.51%     13.94%     3.90%
-------------------------------------------------------------------------------------------------------------------------
Connecticut       109      22,361,689.48      1.83         205,153.11    7.249%  618   82.01%  40.84%      6.57%    32.15%
-------------------------------------------------------------------------------------------------------------------------
Minnesota         136      22,101,095.44      1.81         162,508.05    6.915%  621   83.79%  43.09%      9.25%    10.35%
-------------------------------------------------------------------------------------------------------------------------
Hawaii             62      19,524,892.68       1.6         314,917.62    6.671%  646   79.22%  39.84%     20.40%    29.28%
-------------------------------------------------------------------------------------------------------------------------
Arizona           123      18,335,816.69       1.5         149,071.68    7.221%  608   81.99%  38.75%     13.45%     2.67%
-------------------------------------------------------------------------------------------------------------------------
Other           1,073     136,498,614.67     11.17         127,212.13    7.472%  608   84.17%  40.57%      8.24%     6.58%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48       100         205,094.28    7.063%  617   81.14%  42.07%      6.94%    17.49%
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                              % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA   INTEREST
STATE          % OF PURCHASE    CASHOUT      CONSOLIDATION      IMPROVEMENT          TERM        MI COVERED  NO DOC    ONLY
-----------------------------------------------------------------------------------------------------------------------------
California         38.51%        40.15%         16.48%             3.74%             1.13%          0.00%    37.48%   32.39%
---------------------------------------------------------------------------------------------------------------------------
New York           39.09%        52.66%          6.14%             1.62%             0.49%          0.00%    56.91%    5.28%
---------------------------------------------------------------------------------------------------------------------------
Florida            45.40%        40.96%         10.49%             2.49%             0.65%          0.00%    31.01%   12.12%
---------------------------------------------------------------------------------------------------------------------------
New Jersey         25.68%        62.18%         11.55%             0.00%             0.60%          0.00%    47.91%    3.67%
---------------------------------------------------------------------------------------------------------------------------
Illinois           44.02%        48.38%          5.98%             0.00%             1.62%          0.00%    29.66%    5.90%
---------------------------------------------------------------------------------------------------------------------------
Maryland           37.84%        47.71%          9.63%             3.46%             1.35%          0.00%    30.51%   21.31%
---------------------------------------------------------------------------------------------------------------------------
Massachusetts      40.43%        43.34%         13.02%             3.21%             0.00%          0.00%    48.15%   12.50%
---------------------------------------------------------------------------------------------------------------------------
Virginia           36.75%        49.32%         11.27%             0.90%             1.77%          0.00%    31.41%   22.22%
---------------------------------------------------------------------------------------------------------------------------
Georgia            60.73%        28.37%          9.17%             0.41%             1.32%          0.00%    19.52%   13.64%
---------------------------------------------------------------------------------------------------------------------------
Colorado           52.42%        39.12%          7.40%             0.80%             0.25%          0.00%    10.82%   42.08%
---------------------------------------------------------------------------------------------------------------------------
Nevada             39.26%        40.86%         19.22%             0.66%             0.00%          0.00%    33.40%   19.91%
---------------------------------------------------------------------------------------------------------------------------
Connecticut        33.39%        46.88%         13.67%             4.63%             1.43%          0.00%    51.21%   11.79%
---------------------------------------------------------------------------------------------------------------------------
Minnesota          36.83%        55.99%          6.40%             0.00%             0.78%          0.00%    16.67%   30.36%
---------------------------------------------------------------------------------------------------------------------------
Hawaii             50.63%        42.36%          4.87%             1.17%             0.97%          0.00%    34.25%   21.66%
---------------------------------------------------------------------------------------------------------------------------
Arizona            47.19%        34.26%         15.63%             2.92%             0.00%          0.00%    15.40%   26.67%
---------------------------------------------------------------------------------------------------------------------------
Other              51.59%        38.36%          7.96%             0.85%             1.25%          0.00%    21.59%   12.63%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:             40.96%        44.32%         11.61%             2.16%             0.95%          0.00%    36.14%   19.16%
---------------------------------------------------------------------------------------------------------------------------

10. NORTH AND SOUTH CALIFORNIA

--------------------------------------------------------------------------------------------------------------------------
NORTH AND SOUTH                                                                                                     NON-SF
CALIFORNIA       # LOANS      BALANCE     % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    NON-PRIMARY   PUD
--------------------------------------------------------------------------------------------------------------------------
CA-N                579   162,078,919.17      40.95       279,929.05     6.695%   625  79.99%  41.89%     6.21%      9.61%
-------------------------------------------------------------------------------------------------------------------------
CA-S                849   233,682,464.65      59.05       275,244.36     6.722%   623  79.07%  42.46%     5.48%     12.97%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,428   395,761,383.82        100       277,143.83     6.711%   624  79.45%  42.23%     5.78%     11.59%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NORTH AND SOUTH                 % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA   INTEREST
CALIFORNIA       % OF PURCHASE    CASHOUT      CONSOLIDATION      IMPROVEMENT          TERM        MI COVERED  NO DOC    ONLY
-------------------------------------------------------------------------------------------------------------------------------
CA-N                 40.98%        41.12%         15.16%             1.29%             1.46%          0.00%    34.21%   37.90%
-----------------------------------------------------------------------------------------------------------------------------
CA-S                 36.81%        39.47%         17.40%             5.44%             0.89%          0.00%    39.74%   28.57%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:               38.51%        40.15%         16.48%             3.74%             1.13%          0.00%    37.48%   32.39%
-----------------------------------------------------------------------------------------------------------------------------

11. PRODUCT DESCRIPTION

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          NON-SF
PRODUCT DESCRIPTION  # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    NON-PRIMARY   PUD
--------------------------------------------------------------------------------------------------------------------------------
2/28 ARM              3,600    777,165,214.16       63.61        215,879.23    7.237%   605  80.87%  42.53%     9.45%     18.33%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    % OF REFI -  % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA   INTEREST
PRODUCT DESCRIPTION  % OF PURCHASE    CASHOUT      CONSOLIDATION      IMPROVEMENT          TERM        MI COVERED  NO DOC    ONLY
-----------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                 40.29%        45.02%         11.58%             2.24%             0.87%          0.00%    42.60%    0.00%
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NON-   NON-SF
PRODUCT DESCRIPTION     # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE   WAC    FICO   CLTV    DTI    PRIMARY   PUD
-------------------------------------------------------------------------------------------------------------------------------
2/28 Interest Only ARM     761     214,322,095.20     17.54        281,632.19     6.188%   643  82.17%  41.19%    0.50%  11.87%
------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                    91      21,523,425.92      1.76        236,521.16     7.020%   617  78.74%  43.25%   10.38%  26.93%
------------------------------------------------------------------------------------------------------------------------------
3/27 Interest Only ARM      63      19,790,897.57      1.62        314,141.23     5.920%   654  79.53%  39.07%    1.52%   9.26%
------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                    66      15,747,091.52      1.29        238,592.30     6.604%   632  80.25%  44.36%   10.01%  13.61%
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate               1,376     173,197,910.11     14.18        125,870.57     7.542%   635  81.64%  41.13%    3.61%  20.82%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   5,957   1,221,746,634.48       100        205,094.28     7.063%   617  81.14%  42.07%    6.94%  17.49%
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                          % OF    % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE                NINA   INTEREST
PRODUCT DESCRIPTION     PURCHASE    CASHOUT     CONSOLIDATION      IMPROVEMENT           TERM         MI COVERED  NO DOC    ONLY
----------------------------------------------------------------------------------------------------------------------------------
2/28 Interest Only ARM   59.56%      30.30%         7.16%              1.97%             1.02%           0.00%    15.91%   100.00%
---------------------------------------------------------------------------------------------------------------------------------
3/27 ARM                 32.30%      53.44%        12.71%              0.56%             1.00%           0.00%    43.35%     0.00%
---------------------------------------------------------------------------------------------------------------------------------
3/27 Interest Only ARM   42.32%      32.14%        23.03%              0.00%             2.51%           0.00%    13.68%   100.00%
---------------------------------------------------------------------------------------------------------------------------------
5/25 ARM                 12.87%      66.36%        17.94%              1.93%             0.89%           0.00%    21.37%     0.00%
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate               24.45%      56.81%        15.22%              2.47%             1.05%           0.00%    35.21%     0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   40.96%      44.32%        11.61%              2.16%             0.95%           0.00%    36.14%    19.16%
---------------------------------------------------------------------------------------------------------------------------------

12. LIEN POSITION

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NON-   NON-SF    % OF
LIEN POSITION  # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC     FICO   CLTV    DTI    PRIMARY   PUD    PURCHASE
----------------------------------------------------------------------------------------------------------------------------------
1               5,209   1,189,893,453.94     97.39         228,430.30     6.978%   616   80.65%  42.07%   7.09%   17.51%   39.92%
--------------------------------------------------------------------------------------------------------------------------------
2                 748      31,853,180.54      2.61          42,584.47    10.247%   645   99.28%  42.19%   1.48%   16.78%   80.04%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48       100         205,094.28     7.063%   617   81.14%  42.07%   6.94%   17.49%   40.96%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
               % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE                NINA
LIEN POSITION    CASHOUT     CONSOLIDATION      IMPROVEMENT           TERM         MI COVERED  NO DOC  INTEREST ONLY
--------------------------------------------------------------------------------------------------------------------
1               45.13%         11.78%             2.21%               0.95%          0.00%     36.14%      19.68%
----------------------------------------------------------------------------------------------------------------
2               14.01%          5.16%             0.00%               0.79%          0.00%     36.11%       0.00%
----------------------------------------------------------------------------------------------------------------
TOTAL:          44.32%         11.61%             2.16%               0.95%          0.00%     36.14%      19.16%
----------------------------------------------------------------------------------------------------------------

13. PREPAYMENT PENALTY TERM

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     NON-   NON-SF
PREPAYMENT PENALTY TERM  # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC     FICO   CLTV    DTI    PRIMARY   PUD
----------------------------------------------------------------------------------------------------------------------------------
0                         1,136     207,438,275.22     16.98        182,604.12      7.413%   619   82.06%  41.68%   10.20%  21.91%
---------------------------------------------------------------------------------------------------------------------------------
12                          762     175,529,769.91     14.37        230,354.03      7.029%   625   81.58%  42.78%    6.58%  30.49%
---------------------------------------------------------------------------------------------------------------------------------
24                        3,475     719,809,992.48     58.92        207,139.57      7.011%   612   81.23%  42.31%    6.39%  13.99%
---------------------------------------------------------------------------------------------------------------------------------
30                            2         317,684.77      0.03        158,842.39      6.696%   605   87.46%  45.71%    0.00%   0.00%
---------------------------------------------------------------------------------------------------------------------------------
36                          582     118,650,912.10      9.71        203,867.55      6.815%   630   78.34%  40.28%    5.18%  11.82%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,957   1,221,746,634.48       100        205,094.28      7.063%   617   81.14%  42.07%    6.94%  17.49%
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           % OF    % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA   INTEREST
PREPAYMENT PENALTY TERM  PURCHASE    CASHOUT     CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC   ONLY
----------------------------------------------------------------------------------------------------------------------------------
0                         37.84%     50.90%          9.73%              0.86%             0.67%          0.00%    40.35%    8.85%
--------------------------------------------------------------------------------------------------------------------------------
12                        41.45%     48.81%          7.76%              1.53%             0.46%          0.00%    42.13%   10.91%
--------------------------------------------------------------------------------------------------------------------------------
24                        45.33%     39.82%         11.26%              2.45%             1.13%          0.00%    35.05%   24.94%
--------------------------------------------------------------------------------------------------------------------------------
30                       100.00%      0.00%          0.00%              0.00%             0.00%          0.00%     0.00%    0.00%
--------------------------------------------------------------------------------------------------------------------------------
36                        19.04%     53.62%         22.70%              3.59%             1.04%          0.00%    26.64%   14.43%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    40.96%     44.32%         11.61%              2.16%             0.95%          0.00%    36.14%   19.16%
--------------------------------------------------------------------------------------------------------------------------------

14. LOAN INDEX

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NON-   NON-SF    % OF
LOAN INDEX     # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD    PURCHASE
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate      1,376     173,197,910.11     14.18         125,870.57     7.542%  635   81.64%  41.13%   3.61%   20.82%   24.45%
-------------------------------------------------------------------------------------------------------------------------------
6 Month Libor   4,581   1,048,548,724.37     85.82         228,890.79     6.984%  614   81.06%  42.23%   7.50%   16.94%   43.69%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,957   1,221,746,634.48       100         205,094.28     7.063%  617   81.14%  42.07%   6.94%   17.49%   40.96%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
               % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
LOAN INDEX      CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
-------------------------------------------------------------------------------------------------------------------
Fixed Rate       56.81%          15.22%             2.47%             1.05%          0.00%    35.21%       0.00%
---------------------------------------------------------------------------------------------------------------
6 Month Libor    42.26%          11.01%             2.11%             0.93%          0.00%    36.29%      22.33%
---------------------------------------------------------------------------------------------------------------
TOTAL:           44.32%          11.61%             2.16%             0.95%          0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------

15. INITIAL RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             NON-   NON-SF    % OF
INITIAL RATE CAP  # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD    PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
0                  1,376     173,197,910.11     14.18        125,870.57      7.542%   635  81.64%  41.13%   3.61%   20.82%   24.45%
------------------------------------------------------------------------------------------------------------------------------------
3                  4,581   1,048,548,724.37     85.82        228,890.79      6.984%   614  81.06%  42.23%   7.50%   16.94%   43.69%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             5,957   1,221,746,634.48       100        205,094.28      7.063%   617  81.14%  42.07%   6.94%   17.49%   40.96%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                  % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
INITIAL RATE CAP   CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
----------------------------------------------------------------------------------------------------------------------
0                   56.81%          15.22%             2.47%             1.05%          0.00%    35.21%      0.00%
----------------------------------------------------------------------------------------------------------------------
3                   42.26%          11.01%             2.11%             0.93%          0.00%    36.29%     22.33%
----------------------------------------------------------------------------------------------------------------------
TOTAL:              44.32%          11.61%             2.16%             0.95%          0.00%    36.14%     19.16%
----------------------------------------------------------------------------------------------------------------------

16. PERIODIC RATE CAP

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              NON-   NON-SF
PERIODIC RATE CAP  # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD
---------------------------------------------------------------------------------------------------------------------------
0                   1,376     173,197,910.11     14.18         125,870.57     7.542%   635  81.64%  41.13%   3.61%   20.82%
---------------------------------------------------------------------------------------------------------------------------
1.2                     1         104,769.41      0.01         104,769.41     7.600%   595  30.00%  26.63%   0.00%    0.00%
---------------------------------------------------------------------------------------------------------------------------
1.5                 4,580   1,048,443,954.96     85.82         228,917.89     6.984%   614  81.06%  42.23%   7.50%   16.94%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:              5,957   1,221,746,634.48       100         205,094.28     7.063%   617  81.14%  42.07%   6.94%   17.49%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     % OF    % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
PERIODIC RATE CAP  PURCHASE   CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC   INTEREST ONLY
----------------------------------------------------------------------------------------------------------------------------------
0                   24.45%     56.81%          15.22%             2.47%             1.05%         0.00%      35.21%       0.00%
----------------------------------------------------------------------------------------------------------------------------------
1.2                  0.00%      0.00%         100.00%             0.00%             0.00%         0.00%      ######       0.00%
----------------------------------------------------------------------------------------------------------------------------------
1.5                 43.69%     42.26%          11.00%             2.11%             0.93%         0.00%      36.29%      22.33%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:              40.96%     44.32%          11.61%             2.16%             0.95%         0.00%      36.14%      19.16%
----------------------------------------------------------------------------------------------------------------------------------

17. MAX RATE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NON-   NON-SF    % OF
MAX RATE         # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD    PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.000          1,376     173,197,910.11      14.18        125,870.57     7.542%   635  81.64%  41.13%    3.61%  20.82%   24.45%
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000      28       9,821,358.97        0.8        350,762.82     4.990%   691  77.54%  38.70%    1.92%  27.45%   48.61%
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000     623     186,624,418.31      15.28        299,557.65     5.729%   647  79.66%  42.50%    1.30%  13.25%   47.58%
-----------------------------------------------------------------------------------------------------------------------------------
13.001 - 14.000   1,672     433,583,183.66      35.49        259,320.09     6.580%   626  81.91%  42.32%    6.24%  16.96%   46.09%
-----------------------------------------------------------------------------------------------------------------------------------
14.001 - 15.000   1,389     278,929,328.41      22.83        200,813.05     7.541%   598  82.91%  42.02%   11.86%  18.94%   44.34%
-----------------------------------------------------------------------------------------------------------------------------------
15.001 - 16.000     592      98,516,514.66       8.06        166,413.03     8.491%   570  80.04%  41.87%   11.43%  18.10%   35.90%
-----------------------------------------------------------------------------------------------------------------------------------
16.001 - 17.000     179      26,245,818.02       2.15        146,624.68     9.543%   539  72.20%  42.82%   12.41%  14.14%   15.81%
-----------------------------------------------------------------------------------------------------------------------------------
17.001 - 18.000      66       9,541,597.75       0.78        144,569.66    10.566%   528  63.74%  41.87%    7.80%  18.98%    9.09%
-----------------------------------------------------------------------------------------------------------------------------------
18.001 >=            32       5,286,504.59       0.43        165,203.27    11.451%   527  63.09%  47.28%   11.18%   9.36%   11.95%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,957   1,221,746,634.48        100        205,094.28     7.063%   617  81.14%  42.07%    6.94%  17.49%   40.96%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                 % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
MAX RATE          CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
---------------------------------------------------------------------------------------------------------------------
<= 0.000           56.81%         15.22%              2.47%             1.05%          0.00%    35.21%       0.00%
---------------------------------------------------------------------------------------------------------------------
11.001 - 12.000    42.27%          9.12%              0.00%             0.00%          0.00%    13.62%      67.51%
---------------------------------------------------------------------------------------------------------------------
12.001 - 13.000    38.11%         11.32%              1.84%             1.14%          0.00%    22.40%      56.01%
---------------------------------------------------------------------------------------------------------------------
13.001 - 14.000    41.05%          9.46%              2.65%             0.75%          0.00%    34.87%      23.82%
---------------------------------------------------------------------------------------------------------------------
14.001 - 15.000    42.62%         10.60%              1.35%             1.09%          0.00%    40.59%       6.72%
---------------------------------------------------------------------------------------------------------------------
15.001 - 16.000    46.06%         15.73%              2.07%             0.24%          0.00%    52.37%       0.97%
---------------------------------------------------------------------------------------------------------------------
16.001 - 17.000    64.38%         16.44%              2.82%             0.55%          0.00%    49.13%       0.00%
---------------------------------------------------------------------------------------------------------------------
17.001 - 18.000    55.10%         25.18%              5.02%             5.61%          0.00%    58.78%       0.00%
---------------------------------------------------------------------------------------------------------------------
18.001 >=          65.16%         12.23%              2.96%             7.70%          0.00%    55.03%       0.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL:             44.32%         11.61%              2.16%             0.95%          0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------------

18. MORTGAGE RATE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NON-   NON-SF    % OF
MORTGAGE RATE    # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD    PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
<= 5.000             28       9,821,358.97       0.8         350,762.82     4.990%  691   77.54%  38.70%    1.92%  27.45%   48.61%
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500       155      49,293,786.42      4.03         318,024.43     5.384%  658   78.60%  42.45%    2.71%  13.94%   47.10%
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000       535     155,820,758.41     12.75         291,253.75     5.869%  645   79.67%  42.72%    0.70%  13.02%   43.18%
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500       880     239,949,351.65     19.64         272,669.72     6.317%  638   80.50%  41.68%    4.48%  16.46%   41.25%
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000     1,091     268,065,584.20     21.94         245,706.31     6.811%  619   81.67%  42.62%    6.84%  19.38%   40.58%
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500       792     165,242,517.29     13.53         208,639.54     7.309%  606   82.75%  41.75%    9.83%  20.42%   41.92%
-----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000       777     150,995,015.15     12.36         194,330.78     7.797%  595   82.53%  41.51%   12.69%  17.89%   39.30%
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500       424      65,103,094.04      5.33         153,545.03     8.286%  579   82.00%  41.63%   11.46%  17.66%   38.64%
-----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000       340      48,139,902.40      3.94         141,587.95     8.796%  574   79.88%  41.56%    9.86%  17.34%   32.66%
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500       158      18,533,346.23      1.52         117,299.66     9.307%  561   77.84%  41.99%   10.07%  13.81%   30.65%
-----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000      171      18,209,004.87      1.49         106,485.41     9.845%  575   78.49%  43.23%   10.07%  19.97%   29.11%
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500      95       7,960,087.21      0.65          83,790.39    10.285%  579   78.52%  42.83%    4.15%  16.49%   45.44%
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000     170      10,777,043.11      0.88          63,394.37    10.842%  575   82.55%  42.27%    4.31%  18.65%   53.50%
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500     155       9,057,217.84      0.74          58,433.66    11.301%  595   85.25%  44.05%    3.14%  14.05%   59.01%
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000      72       2,641,937.78      0.22          36,693.58    11.766%  573   76.92%  45.35%   11.98%  15.56%   30.39%
-----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500      86       1,332,063.83      0.11          15,489.11    12.291%  582   84.04%  42.74%   23.47%  20.11%   55.29%
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000      18         689,697.52      0.06          38,316.53    12.652%  623   98.83%  44.50%    3.09%  43.43%   83.02%
-----------------------------------------------------------------------------------------------------------------------------------
13.001 >=            10         114,867.56      0.01          11,486.76    13.293%  622   91.29%  35.78%   67.46%  18.65%   81.35%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,957   1,221,746,634.48       100         205,094.28     7.063%  617   81.14%  42.07%    6.94%  17.49%   40.96%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                 % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
MORTGAGE RATE     CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
---------------------------------------------------------------------------------------------------------------------
<= 5.000           42.27%          9.12%              0.00%             0.00%          0.00%    13.62%      67.51%
---------------------------------------------------------------------------------------------------------------------
5.001 - 5.500      41.16%          9.85%              0.62%             1.27%          0.00%    12.14%      61.65%
---------------------------------------------------------------------------------------------------------------------
5.501 - 6.000      39.93%         13.45%              2.47%             0.97%          0.00%    24.60%      47.57%
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.500      44.70%         10.11%              2.79%             1.14%          0.00%    31.94%      27.23%
---------------------------------------------------------------------------------------------------------------------
6.501 - 7.000      45.55%         10.80%              2.51%             0.57%          0.00%    37.88%      14.14%
---------------------------------------------------------------------------------------------------------------------
7.001 - 7.500      43.73%         12.34%              1.33%             0.68%          0.00%    37.27%       6.95%
---------------------------------------------------------------------------------------------------------------------
7.501 - 8.000      46.70%         10.63%              1.91%             1.46%          0.00%    44.24%       4.81%
---------------------------------------------------------------------------------------------------------------------
8.001 - 8.500      42.52%         16.39%              2.10%             0.34%          0.00%    43.85%       1.32%
---------------------------------------------------------------------------------------------------------------------
8.501 - 9.000      51.42%         13.81%              1.88%             0.23%          0.00%    56.31%       0.20%
---------------------------------------------------------------------------------------------------------------------
9.001 - 9.500      56.10%          9.03%              3.16%             1.06%          0.00%    52.12%       0.00%
---------------------------------------------------------------------------------------------------------------------
9.501 - 10.000     53.29%         16.42%              1.18%             0.00%          0.00%    45.39%       0.00%
---------------------------------------------------------------------------------------------------------------------
10.001 - 10.500    32.16%         16.38%              6.02%             0.00%          0.00%    47.24%       0.00%
---------------------------------------------------------------------------------------------------------------------
10.501 - 11.000    30.25%         10.90%              0.00%             5.35%          0.00%    48.57%       0.00%
---------------------------------------------------------------------------------------------------------------------
11.001 - 11.500    26.49%          8.57%              1.73%             4.20%          0.00%    49.44%       0.00%
---------------------------------------------------------------------------------------------------------------------
11.501 - 12.000    49.50%          5.30%              0.00%            14.81%          0.00%    48.21%       0.00%
---------------------------------------------------------------------------------------------------------------------
12.001 - 12.500    40.43%          4.27%              0.00%             0.00%          0.00%    31.71%       0.00%
---------------------------------------------------------------------------------------------------------------------
12.501 - 13.000    14.48%          2.51%              0.00%             0.00%          0.00%    85.23%       0.00%
---------------------------------------------------------------------------------------------------------------------
13.001 >=          18.65%          0.00%              0.00%             0.00%          0.00%     0.00%       0.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL:             44.32%         11.61%              2.16%             0.95%          0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------------

Weighted Average: 7.063
Median: 7.250
Std Deviation: 1.616

19. MARGIN

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            NON-   NON-SF    % OF
MARGIN           # LOANS       BALANCE      % BY BALANCE  AVERAGE BALANCE    WAC    FICO   CLTV     DTI   PRIMARY   PUD    PURCHASE
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.000          1,376     173,197,910.11     14.18         125,870.57     7.542%   635  81.64%  41.13%   3.61%   20.82%   24.45%
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000        31      10,795,963.86      0.88         348,256.90     5.091%   684  77.33%  39.62%   1.75%   24.97%   47.10%
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500       163      51,581,295.17      4.22         316,449.66     5.399%   657  78.57%  42.13%   2.59%   13.63%   47.02%
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000     4,387     986,171,465.34     80.72         224,794.04     7.087%   611  81.23%  42.26%   7.82%   17.03%   43.48%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,957   1,221,746,634.48       100         205,094.28     7.063%   617  81.14%  42.07%   6.94%   17.49%   40.96%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                 % OF REFI  - % OF REFI - DEBT  % OF REFI - HOME  % OF REFI - RATE               NINA
MARGIN            CASHOUT      CONSOLIDATION      IMPROVEMENT           TERM        MI COVERED  NO DOC  INTEREST ONLY
---------------------------------------------------------------------------------------------------------------------
<= 0.000           56.81%         15.22%              2.47%             1.05%          0.00%    35.21%       0.00%
---------------------------------------------------------------------------------------------------------------------
5.501 - 6.000      38.46%         14.44%              0.00%             0.00%          0.00%    14.79%      64.30%
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.500      42.25%          8.93%              0.59%             1.21%          0.00%    12.34%      61.67%
---------------------------------------------------------------------------------------------------------------------
6.501 - 7.000      42.30%         11.08%              2.21%             0.93%          0.00%    37.78%      19.81%
---------------------------------------------------------------------------------------------------------------------
TOTAL:             44.32%         11.61%              2.16%             0.95%          0.00%    36.14%      19.16%
---------------------------------------------------------------------------------------------------------------------

Weighted Average: 6.925
Median: 6.990
Std Deviation: 0.158

----------------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT LOAN BREAKDOWN*
----------------------------------------------------------------------------------------------------------------------------------
                 DEAL SIZE                 LTV SIGNIFICANT LOANS (i)                         DOC SIGNIFICANT LOANS (ii)
            ---------------------  ---------------------------------------------  ------------------------------------------------
FICO           BALANCE       %                                 BALANCE       %                                      BALANCE     %
----------  ---------------------                            -------------------                                 -----------------
NA                          0.00%  LOAN TO VALUE (LTV) > 80                0.00%  ALL NO DOC, NO RATIO AND NINA              0.00%
            ---------------------                            -------------------                                 -----------------
=<500           3,551,746   0.29%                                          0.00%                                             0.00%
            ---------------------                            -------------------                                 -----------------
>500 =<520     63,298,364   5.18%                                928,956   0.08%                                    254,443  0.02%
            ---------------------                            -------------------                                 -----------------
>520 =<540     71,429,280   5.85%                             15,745,492   1.29%                                             0.00%
            ---------------------                            -------------------                                 -----------------
>540 =<560     88,611,418   7.25%                             35,918,042   2.94%                                             0.00%
            ---------------------                            -------------------                                 -----------------
>560 =<580    105,435,068   8.63%                             56,809,839   4.65%                                    754,039  0.06%
            ---------------------                            -------------------                                 -----------------
>580 =<600    155,027,351  12.69%                             67,082,225   5.49%                                  3,336,346  0.27%
            ---------------------                            -------------------                                 -----------------
>600 =<620    161,966,905  13.26%                             73,720,426   6.03%                                 13,247,053  1.08%
            ---------------------                            -------------------                                 -----------------
>620 =<640    143,638,670  11.76%                             54,376,305   4.45%                                  8,926,692  0.73%
            ---------------------                            -------------------                                 -----------------
>640 =<660    145,551,028  11.91%                             56,078,595   4.59%                                 15,103,692  1.24%
            ---------------------                            -------------------                                 -----------------
>660 =<680    114,527,219   9.37%                             42,157,027   3.45%                                 16,059,356  1.31%
            ---------------------                            -------------------                                 -----------------
>680 =<700     68,527,690   5.61%                             28,922,537   2.37%                                 14,820,756  1.21%
            ---------------------                            -------------------                                 -----------------
>700 =<750     80,313,089   6.57%                             37,838,463   3.10%                                 17,925,950  1.47%
            ---------------------                            -------------------                                 -----------------
=>750          19,868,805   1.63%                             11,131,407   0.91%                                  4,866,669  0.40%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL       1,221,746,634  100.00%           FLOW -          480,709,314  39.35%              FLOW -             95,294,995  7.80%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                       SIGNIFICANT LOAN BREAKDOWN*
--------------------------------------------------------------------------------------------------------
                    DTI SIGNIFICANT LOANS (iv)                   PROPERTY SIGNIFICANT LOANS (iii)
            -------------------------------------------  -----------------------------------------------
FICO                                    BALANCE      %                                   BALANCE     %
----------                            ----------  -----                                ----------  -----
NA          DEBT TO INCOME (DTI) >40              0.00%  ALL PROPERTY TYPES EXCEPT SF              0.00%
                                      -----------------                                -----------------
=<500                                             0.00%                                            0.00%
                                      -----------------                                -----------------
>500 =<520                                        0.00%                                            0.00%
                                      -----------------                                -----------------
>520 =<540                                        0.00%                                            0.00%
                                      -----------------                                -----------------
>540 =<560                                        0.00%                                            0.00%
                                      -----------------                                -----------------
>560 =<580                               577,909  0.05%                                            0.00%
                                      -----------------                                -----------------
>580 =<600                             3,187,918  0.26%                                   885,037  0.07%
                                      -----------------                                -----------------
>600 =<620                            10,112,603  0.83%                                 3,055,304  0.25%
                                      -----------------                                -----------------
>620 =<640                             5,488,573  0.45%                                 1,425,160  0.12%
                                      -----------------                                -----------------
>640 =<660                            10,595,182  0.87%                                 2,344,245  0.19%
                                      -----------------                                -----------------
>660 =<680                            10,349,044  0.85%                                 1,701,810  0.14%
                                      -----------------                                -----------------
>680 =<700                            12,314,028  1.01%                                 3,969,552  0.32%
                                      -----------------                                -----------------
>700 =<750                            12,522,658  1.02%                                 4,532,470  0.37%
                                      -----------------                                -----------------
=>750                                  3,779,275  0.31%                                 1,549,159  0.13%
--------------------------------------------------------------------------------------------------------
TOTAL                 FLOW -          68,927,190  5.64%              FLOW -            19,462,737  1.59%
--------------------------------------------------------------------------------------------------------

BUCKETS SHOULD FLOW FROM ONE SIGNIFIER TO THE NEXT SIGNIFIER SEE DIAGRAM BELOW FOR FLOW CHART:

[FLOW CHART]

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com

            1/16/2005 22:38

DISCLAIMER:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Tables Report                                                        Page 1 of 8

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  4,581 RECORDS
                             BALANCE: 1,048,548,724

ARM

1. ORIGINAL PRINCIPAL BALANCES

                                                            % OF
                                                         OUTSTANDING
                            NUMBER                         PRINCIPAL                   WA
ORIGINAL PRINCIPAL            OF    AGGREGATE ORIGINAL  BALANCE AS OF  AVG CURRENT   GROSS        WA        WA       WA
BALANCES                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN        LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
25,000.01 - 50,000.00          15   $      750,000.00       0.07%      $ 49,929.16   9.177%     66.38%     67.38%   568
50,000.01 - 75,000.00         182       11,516,951.00       1.10         63,187.18   8.641      80.14      86.11    591
75,000.01 - 100,000.00        322       28,693,783.00       2.73         88,949.98   7.761      80.96      87.03    595
100,000.01 - 125,000.00       519       58,235,055.00       5.55        112,028.26   7.555      82.05      90.42    598
125,000.01 - 150,000.00       469       64,394,838.64       6.13        137,095.52   7.495      80.18      86.95    596
150,000.01 - 175,000.00       451       73,075,001.50       6.94        161,433.69   7.225      80.70      87.40    603
175,000.01 - 200,000.00       409       76,910,364.00       7.32        187,747.06   7.196      79.06      85.59    597
200,000.01 - 225,000.00       328       70,040,258.50       6.67        213,202.69   7.088      80.06      86.78    604
225,000.01 - 250,000.00       291       69,432,960.68       6.61        238,258.04   7.038      79.74      85.65    607
250,000.01 - 275,000.00       256       67,150,986.00       6.40        261,938.91   7.031      80.03      86.41    608
275,000.01 - 300,000.00       227       65,509,770.00       6.24        288,139.79   6.915      79.62      85.64    612
300,000.01 - 333,700.00       247       78,264,971.00       7.45        316,423.13   6.757      80.86      87.57    623
333,700.01 - 350,000.00       106       36,256,470.00       3.45        341,594.83   6.759      81.41      89.24    629
350,000.01 - 600,000.00       695      304,370,595.00      28.99        437,344.92   6.652      82.18      89.06    627
600,000.01 - 1,000,000.00      64       45,626,615.00       4.35        712,098.02   6.417      85.18      88.01    652
                            -----   -----------------     ------       -----------   -----      -----      -----    ---
TOTAL:                      4,581   $1,050,228,619.32     100.00%      $228,890.79   6.984%     81.06%     87.62%   614
                            =====   =================     ======       ===========   =====      =====      =====    ===

                                       Top

2. ORIGINAL PRINCIPAL BALANCES

                                                            % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE        PRINCIPAL                    WA
ORIGINAL PRINCIPAL            OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT   GROSS        WA        WA       WA
BALANCES                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN        LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
0.00 - 25,000.00                1   $       11,849.19        0.00%     $ 11,849.19   6.950%     80.00%    80.00%    715
25,000.01 - 50,000.00          15          748,937.45        0.07        49,929.16   9.177      66.38     67.38     568
50,000.01 - 75,000.00         183       11,573,828.04        1.10        63,244.96   8.640      80.14     86.07     590
75,000.01 - 100,000.00        323       28,768,062.42        2.74        89,065.21   7.756      80.99     87.13     596
100,000.01 - 125,000.00       523       58,692,111.37        5.60       112,222.01   7.558      82.05     90.36     598
125,000.01 - 150,000.00       465       63,847,767.87        6.09       137,307.03   7.490      80.21     86.96     597
150,000.01 - 175,000.00       449       72,670,138.32        6.93       161,848.86   7.226      80.65     87.36     603
175,000.01 - 200,000.00       411       77,211,075.31        7.36       187,861.50   7.209      78.94     85.44     597
200,000.01 - 225,000.00       326       69,558,120.68        6.63       213,368.47   7.074      80.21     86.97     604
225,000.01 - 250,000.00       291       69,358,005.03        6.61       238,343.66   7.038      79.76     85.71     608
250,000.01 - 275,000.00       255       66,806,540.91        6.37       261,986.43   7.030      80.00     86.36     607

Tables Report                                                        Page 1 of 8

275,000.01 - 300,000.00       229       66,007,011.19        6.30       288,240.22   6.915      79.67     85.77     612
300,000.01 - 333,700.00       249       78,890,453.94        7.52       316,829.13   6.755      80.96     87.56     623
333,700.01 - 350,000.00       103       35,225,773.11        3.36       341,997.80   6.774      81.12     89.03     629
350,000.01 - 600,000.00       694      303,604,776.58       28.95       437,470.86   6.651      82.18     89.07     627
600,000.01 - 1,000,000.00      64       45,574,272.96        4.35       712,098.02   6.417      85.18     88.01     652
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

3. CURRENT MORTGAGE RATES

                                                           % OF
                                                         OUTSTANDING
                            NUMBER       AGGREGATE        PRINCIPAL                    WA
CURRENT MORTGAGE              OF        OUTSTANDING     BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
RATES                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
4.500 - 4.999                  22   $    8,194,635.52        0.78%     $372,483.43    4.988%    77.21%    88.79%    701
5.000 - 5.499                 109       35,010,031.77        3.34       321,192.95    5.313     79.75     92.10     658
5.500 - 5.999                 484      142,064,633.00       13.55       293,521.97    5.802     79.57     89.81     645
6.000 - 6.499                 632      176,279,855.93       16.81       278,923.82    6.256     81.38     91.31     639
6.500 - 6.999               1,020      255,887,161.05       24.40       250,869.77    6.757     82.15     88.69     619
7.000 - 7.499                 631      132,913,488.54       12.68       210,639.44    7.239     82.80     87.82     605
7.500 - 7.999                 758      148,168,214.69       14.13       195,472.58    7.734     83.20     87.02     595
8.000 - 8.499                 368       60,162,751.01        5.74       163,485.74    8.205     82.11     84.77     578
8.500 - 8.999                 268       46,531,571.79        4.44       173,625.27    8.727     77.69     78.87     560
9.000 - 9.499                 104       14,896,634.64        1.42       143,236.87    9.219     76.20     77.44     552
9.500 - 9.999                  81       12,575,581.02        1.20       155,254.09    9.791     69.03     69.80     535
10.000 - 10.499                32        4,676,663.99        0.45       146,145.75   10.178     62.31     62.31     532
10.500 - 10.999                38        5,686,001.00        0.54       149,631.61   10.765     64.64     64.82     525
11.000 - 11.499                19        3,318,230.54        0.32       174,643.71   11.201     64.27     64.34     528
11.500 - 11.999                10        1,737,512.52        0.17       173,751.25   11.662     63.01     63.01     530
12.000 - 12.499                 4          310,827.02        0.03        77,706.76   12.170     53.07     53.07     513
12.500 - 12.999                 1          134,930.34        0.01       134,930.34   12.500     61.36     61.36     527
                            -----   -----------------      ------      -----------    -----     -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79    6.984%    81.06%    87.62%    614
                            =====   =================      ======      ===========    =====     =====     =====     ===


                                       Top

4. ORIGINAL TERM TO MATURITY

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE         PRINCIPAL                   WA
ORIGINAL TERM TO              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT   GROSS       WA        WA       WA
MATURITY                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
241 - 360                   4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

Tables Report                                                        Page 3 of 8

                                      Top

5. REMAINING TERM TO MATURITY

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE          PRINCIPAL                   WA
REMAINING TERM TO             OF        OUTSTADING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
MATURITY                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
301 - 360                   4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

6. MORTGAGE INSURANCE

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE          PRINCIPAL                   WA
                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
MORTGAGE INSURANCE          LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                           4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

7. LIEN

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE          PRINCIPAL                   WA
                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LIEN                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
1                           4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

8. SEASONING (MONTHS)

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE         PRINCIPAL                   WA
                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT   GROSS        WA        WA       WA
SEASONING (MONTHS)          LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN        LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
2                           3,844   $  886,541,548.97       84.55%     $230,629.96   6.955%     81.17%    87.87%    615
3                             453      105,352,316.11       10.05       232,565.82   6.892      79.90     86.62     613
4                             212       43,526,102.95        4.15       205,311.81   7.536      81.90     86.19     598
5                              31        6,298,189.72        0.60       203,167.41   7.806      77.61     82.67     585
6                              38        6,274,074.22        0.60       165,107.22   7.898      82.09     85.30     600
7                               3          556,492.40        0.05       185,497.47   7.670      81.31     81.31     543
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

Tables Report                                                        Page 4 of 8

                                      Top

9. COMBINED LOAN-TO-VALUE RATIOS

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE         PRINCIPAL                    WA
COMBINED LOAN-TO-VALUE        OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
RATIOS                      LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
0.01 - 25.00                    6   $      686,903.81        0.07%     $114,483.97   8.426%     20.00%    20.00%    567
25.01 - 30.00                   6          742,204.91        0.07       123,700.82   7.123      28.49     28.49     600
30.01 - 35.00                   7          930,691.04        0.09       132,955.86   7.551      33.53     33.53     571
35.01 - 40.00                  16        2,875,947.96        0.27       179,746.75   7.349      37.83     37.83     555
40.01 - 45.00                  25        3,977,198.13        0.38       159,087.93   7.431      43.04     43.04     572
45.01 - 50.00                  32        5,467,527.80        0.52       170,860.24   7.413      48.25     48.25     572
50.01 - 55.00                  59       12,693,181.90        1.21       215,138.68   7.457      53.40     53.40     567
55.01 - 60.00                  77       15,782,285.42        1.51       204,964.75   7.911      57.87     57.87     562
60.01 - 65.00                 158       34,081,226.66        3.25       215,703.97   7.988      63.62     63.62     567
65.01 - 70.00                 199       44,160,203.30        4.21       221,910.57   7.791      69.02     69.03     567
70.01 - 75.00                 269       63,113,929.13        6.02       234,624.27   7.466      73.93     73.95     571
75.01 - 80.00                 684      166,652,201.21       15.89       243,643.57   7.130      79.42     79.49     589
80.01 - 85.00                 279       68,212,263.88        6.51       244,488.40   6.940      84.13     84.44     591
85.01 - 90.00                 559      140,970,299.73       13.44       252,183.00   6.821      88.92     89.68     626
90.01 - 95.00                 566      122,759,147.90       11.71       216,888.95   7.126      89.32     94.75     620
95.01 - 100.00              1,639      365,443,511.59       34.85       222,967.37   6.591      83.28     99.91     646
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

10. OWNER OCCUPANCY

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE         PRINCIPAL                    WA
                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
OWNER OCCUPANCY             LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
Owner Occupied              4,157   $  969,950,165.69       92.50%     $233,329.36   6.945%     80.87%    87.74%    612
Non-Owner Occupied            366       62,574,042.99        5.97       170,967.33   7.581      82.99     85.87     635
2nd Home                       58       16,024,515.69        1.53       276,284.75   7.009      84.96     87.49     632
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

11. PROPERTY TYPE

                                                           % OF
                                                         OUTSTANDING
                            NUMBER      AGGREGATE         PRINCIPAL                    WA
                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PROPERTY TYPE               LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------    ------  ------------------  -------------  -----------   ------     ------    -------   ----
Single Family               3,875   $  870,911,464.96       83.06%     $224,751.35   6.975%     80.92%    87.49%    611
Multi Family                  406      114,319,733.21       10.90       281,575.70   7.035      82.32     88.08     629
Condo                         299       63,203,388.06        6.03       211,382.57   7.016      80.62     88.57     627
Manufactured                    1          114,138.14        0.01       114,138.14   7.750      90.00     95.00     601
                            -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                      4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                            =====   =================      ======      ===========   =====      =====     =====     ===

Tables Report                                                        Page 5 of 8

                                       Top

12. LOAN PURPOSE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LOAN PURPOSE                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Purchase                        2,110   $  458,117,330.74       43.69%     $217,117.22   6.829%     84.00%    95.99%    638
Refinance - Cashout             1,853      443,118,469.56        42.26      239,135.71   7.091      79.00     81.49     597
Refinance - Debt Consolidation    495      115,460,464.85        11.01      233,253.46   7.163      78.17     80.23     589
Refinance - Home Improvement       82       22,084,371.26         2.11      269,321.60   7.010      77.79     79.15     589
Refinance - Rate/Term              41        9,768,087.96         0.93      238,246.05   7.195      78.02     80.29     596
                                -----   -----------------       ------     -----------   -----      -----     -----     ---
TOTAL:                          4,581   $1,048,548,724.37       100.00%    $228,890.79   6.984%     81.06%    87.62%    614
                                =====   =================       ======     ===========   =====      =====     =====     ===

                                       Top

13. DOCUMENTATION TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
DOCUMENTATION TYPE              LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Full                            3,007   $  644,999,545.29       61.51%     $214,499.35   6.817%     82.64%    89.56%    608
Stated                          1,480      380,565,859.53       36.29       257,139.09   7.253      78.33     84.57     626
Easy                               94       22,983,319.55        2.19       244,503.40   7.209      81.86     83.86     590
                                -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                          4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                                =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

14. PRODUCT TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PRODUCT TYPE                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     -----     -------   ----
2/28 ARM                        3,600   $  777,165,214.16       74.12%     $215,879.23   7.237%     80.87%    85.93%    605
2/28 Interest Only ARM            761      214,322,095.20       20.44       281,632.19   6.188      82.17     94.43     643
3/27 ARM                           91       21,523,425.92        2.05       236,521.16   7.020      78.74     82.76     617
3/27 Interest Only ARM             63       19,790,897.57        1.89       314,141.23   5.920      79.53     89.15     654
5/25 ARM                           66       15,747,091.52        1.50       238,592.30   6.604      80.25     83.25     632
                                -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                          4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                                =====   =================      ======      ===========   =====      =====     =====     ===

Tables Report                                                        Page 6 of 8

                                      Top

15. STATE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
STATE                           LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
California                       1,106  $  345,733,758.61       32.97%     $312,598.34   6.603%     79.29%     86.46%   621
New York                           335     103,871,589.86        9.91       310,064.45   6.991      82.05      87.07    624
Florida                            458      85,090,943.25        8.12       185,788.09   7.307      81.22      87.16    600
New Jersey                         328      80,345,172.48        7.66       244,954.79   7.332      79.26      82.12    606
Illinois                           288      53,015,268.46        5.06       184,080.79   7.126      83.49      89.46    617
Maryland                           206      45,741,331.02        4.36       222,045.30   7.152      80.67      86.63    599
Massachusetts                      130      34,641,600.66        3.30       266,473.85   7.202      78.66      84.60    612
Virginia                           158      34,411,678.95        3.28       217,795.44   7.177      82.07      87.24    607
Georgia                            203      32,378,918.39        3.09       159,502.06   7.204      86.26      94.71    610
Nevada                             106      21,694,167.00        2.07       204,661.95   7.109      80.00      85.57    605
Colorado                           110      21,679,104.23        2.07       197,082.77   6.522      82.69      95.35    620
Connecticut                         81      18,888,139.74        1.80       233,186.91   7.220      81.82      86.72    613
Minnesota                           99      18,865,292.10        1.80       190,558.51   6.806      83.65      93.17    618
Arizona                             93      15,770,300.74        1.50       169,573.13   7.098      82.48      91.48    606
Washington                          81      15,600,916.98        1.49       192,603.91   6.759      82.03      92.55    626
Hawaii                              40      14,320,108.38        1.37       358,002.71   6.591      80.24      89.71    636
Michigan                           110      13,685,568.57        1.31       124,414.26   7.875      84.02      91.88    601
North Carolina                      82      10,503,230.80        1.00       128,088.18   7.312      86.17      94.10    597
Texas                               73      10,053,836.30        0.96       137,723.78   7.626      84.71      94.24    609
Pennsylvania                        65       9,940,947.57        0.95       152,937.65   7.593      83.34      88.76    607
Wisconsin                           56       8,419,343.92        0.80       150,345.43   7.462      83.91      89.31    592
Ohio                                56       7,774,076.52        0.74       138,822.80   7.250      86.30      93.30    616
Oregon                              31       5,813,577.36        0.55       187,534.75   7.320      81.65      90.03    622
Tennessee                           34       4,085,318.09        0.39       120,156.41   7.505      83.57      93.53    590
South Carolina                      28       4,055,914.45        0.39       144,854.09   7.680      86.46      91.96    589
Utah                                24       3,910,609.60        0.37       162,942.07   6.985      85.43      95.27    619
Rhode Island                        20       3,893,337.15        0.37       194,666.86   7.136      80.12      87.36    613
Indiana                             35       3,746,690.50        0.36       107,048.30   7.540      82.47      90.94    601
Missouri                            28       3,514,025.34        0.34       125,500.91   7.559      83.64      91.73    595
New Hampshire                       15       3,123,378.39        0.30       208,225.23   7.151      83.73      92.10    603
New Mexico                          17       3,036,289.32        0.29       178,605.25   7.027      82.31      84.63    602
Idaho                               20       2,216,798.19        0.21       110,839.91   7.543      81.70      88.02    589
Oklahoma                            13       1,740,164.42        0.17       133,858.80   8.091      82.73      90.16    584
Kansas                              11       1,434,215.55        0.14       130,383.23   7.659      85.72      92.89    586
Delaware                             6       1,181,686.90        0.11       196,947.82   7.087      82.92      82.92    592
Vermont                              5         997,638.93        0.10       199,527.79   7.074      78.71      81.22    574
Kentucky                             5         657,491.80        0.06       131,498.36   7.519      84.48      94.00    584
West Virginia                        7         644,682.00        0.06        92,097.43   8.131      80.63      89.85    575
Iowa                                 6         620,478.04        0.06       103,413.01   7.154      84.02      97.70    644
Maine                                4         529,159.57        0.05       132,289.89   7.015      82.13     100.00    633
Montana                              3         327,466.14        0.03       109,155.38   7.114      70.85      84.75    572

Tables Report                                                        Page 7 of 8

Nebraska                             2         261,613.08        0.02       130,806.54   7.660      75.71      84.99    560
Alaska                               1         166,249.60        0.02       166,249.60   7.450      90.00      95.00    591
Wyoming                              1          94,339.98        0.01        94,339.98   6.850      90.00      95.00    662
Arkansas                             1          72,305.44        0.01        72,305.44   8.150      80.00      80.00    510
                                 -----  -----------------      ------      -----------   -----      -----      -----    ---
TOTAL:                           4,581  $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%     87.62%   614
                                 =====  =================      ======      ===========   =====      =====      =====    ===

                                       Top

16. PREPAYMENT PENALTY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA         WA      WA
PREPAYMENT PENALTY              LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                                 818   $  180,383,150.35       17.20%     $220,517.30   7.335%     81.61%    86.25%    617
Y                               3,763      868,165,574.02       82.80       230,711.02   6.911      80.94     87.91     613
                                -----   -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                          4,581   $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                                =====   =================      ======      ===========   =====      =====     =====     ===

                                       Top

17. PREPAYMENT PENALTY TERM

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PREPAYMENT PENALTY TERM         LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0                                  818  $  180,383,150.35       17.20%     $220,517.30   7.335%     81.61%    86.25%    617
12                                 561     139,942,574.48       13.35       249,452.00   6.985      82.20     88.32     621
24                               3,006     684,980,828.68       65.33       227,871.20   6.920      80.72     87.96     611
30                                   1         156,484.29        0.01       156,484.29   7.000      90.00     95.00     571
36                                 195      43,085,686.57        4.11       220,952.24   6.531      80.33     85.71     627
                                 -----  -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                           4,581  $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                                 =====  =================      ======      ===========   =====      =====     =====     ===

                                       Top

18. FICO SCORES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                   WA
                                  OF       OUTSTANDING     BALANCE AS OF  AVG CURRENT    GROSS        WA        WA       WA
FICO SCORES                     LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE      CPN        LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
500 - 519                          315  $   62,530,597.13        5.96%     $198,509.83   8.560%     71.03%    71.42%    510
520 - 539                          323      65,467,409.97        6.24       202,685.48   8.060      74.46     74.92     530
540 - 559                          392      79,110,291.47        7.54       201,811.97   7.645      78.35     79.53     551
560 - 579                          465      96,248,626.62        9.18       206,986.29   7.409      80.91     82.93     569
580 - 599                          693     136,942,265.41       13.06       197,607.89   6.997      81.82     89.06     590
600 - 619                          601     133,033,612.15       12.69       221,353.76   6.737      82.17     89.35     609
620 - 639                          478     118,613,209.13       11.31       248,144.79   6.478      82.03     91.60     630

Tables Report                                                        Page 8 of 8

640 - 659                          441     118,448,836.96       11.30       268,591.47   6.478      82.71     92.92     649
660 - 679                          351      96,175,275.68        9.17       274,003.63   6.469      82.95     92.64     669
680 - 699                          213      58,727,061.46        5.60       275,713.90   6.525      84.32     93.99     689
700 - 719                          134      34,466,430.33        3.29       257,212.17   6.436      83.89     94.26     709
720 - 739                           75      20,564,601.48        1.96       274,194.69   6.563      85.64     94.66     729
740 - 759                           58      16,916,815.22        1.61       291,669.23   6.737      86.99     95.03     748
760 - 779                           33       9,111,014.39        0.87       276,091.35   6.558      85.93     92.98     770
780 - 799                            7       1,443,817.11        0.14       206,259.59   7.258      91.01     96.40     788
800 - 819                            2         748,859.86        0.07       374,429.93   7.417      79.37     79.37     807
                                 -----  -----------------      ------      -----------   -----      -----     -----     ---
TOTAL:                           4,581  $1,048,548,724.37      100.00%     $228,890.79   6.984%     81.06%    87.62%    614
                                 =====  =================      ======      ===========   =====      =====     =====     ===

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 19, 2005 18:03

Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Tables Report                                                        Page 1 of 8

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  1,376 RECORDS
                              BALANCE: 173,197,910

FIXED

1. ORIGINAL PRINCIPAL BALANCES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER                         PRINCIPAL                   WA
                                  OF    AGGREGATE ORIGINAL  BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
ORIGINAL PRINCIPAL BALANCES     LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0.00 - 25,000.00                  284   $  3,740,597.50           2.15%     $13,086.39   11.328%    96.78%    96.78%    616
25,000.01 - 50,000.00             216      7,944,699.00           4.58       36,729.07   10.252     98.95     98.95     638
50,000.01 - 75,000.00             145      9,061,474.00           5.23       62,422.95   10.062     95.88     96.03     639
75,000.01 - 100,000.00            131     11,470,389.02           6.61       87,383.45    9.017     87.28     88.37     642
100,000.01 - 125,000.00           104     11,544,034.00           6.65      110,811.21    8.373     85.25     87.35     630
125,000.01 - 150,000.00            77     10,568,423.00           6.09      137,024.41    7.595     77.00     79.25     629
150,000.01 - 175,000.00            63     10,149,399.00           5.85      160,783.06    7.142     76.84     79.41     625
175,000.01 - 200,000.00            60     11,295,035.00           6.51      187,895.79    6.892     74.51     76.62     627
200,000.01 - 225,000.00            39      8,335,385.00           4.80      213,308.35    6.953     74.66     75.77     617
225,000.01 - 250,000.00            41      9,803,205.00           5.65      238,669.57    6.802     73.74     75.97     627
250,000.01 - 275,000.00            24      6,262,109.00           3.61      260,438.48    6.783     79.32     80.52     637
275,000.01 - 300,000.00            35     10,188,650.00           5.87      290,502.92    6.845     77.09     78.77     640
300,000.01 - 333,700.00            44     13,888,911.00           8.00      315,020.62    6.901     78.35     79.62     628
333,700.01 - 350,000.00            11      3,751,450.00           2.16      340,417.98    6.581     79.22     79.22     687
350,000.01 - 600,000.00            93     38,868,569.00          22.40      417,131.69    6.620     81.45     83.91     643
600,000.01 - 1,000,000.00           9      6,661,376.00           3.84      738,850.60    7.260     82.65     85.73     637
                                -----   ---------------         ------     -----------    -----     -----     -----     ---
TOTAL:                          1,376   $173,533,705.52         100.00%    $125,870.57    7.542%    81.64%    83.37%    635
                                =====   ===============         ======     ===========    =====     =====     =====     ===

                                       Top

2. ORIGINAL PRINCIPAL BALANCES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
ORIGINAL PRINCIPAL BALANCES     LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0.00 - 25,000.00                  284   $  3,716,535.77          2.15%     $ 13,086.39   11.328%    96.78%    96.78%    616
25,000.01 - 50,000.00             216      7,933,478.34          4.58        36,729.07   10.252     98.95     98.95     638
50,000.01 - 75,000.00             146      9,126,266.43          5.27        62,508.67   10.042     95.88     96.02     639
75,000.01 - 100,000.00            130     11,372,292.44          6.57        87,479.17    9.026     87.23     88.33     642
100,000.01 - 125,000.00           105     11,649,174.37          6.73       110,944.52    8.388     85.40     87.48     630
125,000.01 - 150,000.00            76     10,426,071.23          6.02       137,185.15    7.569     76.72     79.00     629
150,000.01 - 175,000.00            63     10,129,332.75          5.85       160,783.06    7.142     76.84     79.41     625
175,000.01 - 200,000.00            60     11,273,747.27          6.51       187,895.79    6.892     74.51     76.62     627
200,000.01 - 225,000.00            39      8,319,025.73          4.80       213,308.35    6.953     74.66     75.77     617
225,000.01 - 250,000.00            41      9,785,452.28          5.65       238,669.57    6.802     73.74     75.97     627

Tables Report                                                        Page 2 of 8

250,000.01 - 275,000.00            24      6,250,523.48          3.61       260,438.48    6.783     79.32     80.52     637
275,000.01 - 300,000.00            35     10,167,602.13          5.87       290,502.92    6.845     77.09     78.77     640
300,000.01 - 333,700.00            44     13,860,907.27          8.00       315,020.62    6.901     78.35     79.62     628
333,700.01 - 350,000.00            11      3,744,597.79          2.16       340,417.98    6.581     79.22     79.22     687
350,000.01 - 600,000.00            93     38,793,247.47         22.40       417,131.69    6.620     81.45     83.91     643
600,000.01 - 1,000,000.00           9      6,649,655.36          3.84       738,850.60    7.260     82.65     85.73     637
                                -----   ---------------        ------      -----------    -----     -----     -----     ---
TOTAL:                          1,376   $173,197,910.11        100.00%     $125,870.57    7.542%    81.64%    83.37%    635
                                =====   ===============        ======      ===========    =====     =====     =====     ===

                                       Top

3. CURRENT MORTGAGE RATES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
CURRENT MORTGAGE                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
RATES                           LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
5.500 - 5.999                       61   $ 17,134,329.79         9.89%     $280,890.65    5.984%     76.85%   79.61%    654
6.000 - 6.499                      121     32,086,784.84        18.53       265,180.04    6.282      75.99    78.85     651
6.500 - 6.999                      176     42,445,476.69        24.51       241,167.48    6.752      76.95    78.92     636
7.000 - 7.499                       75     15,675,507.69         9.05       209,006.77    7.254      80.06    81.90     627
7.500 - 7.999                      113     22,742,738.88        13.13       201,263.18    7.718      80.68    81.69     614
8.000 - 8.499                       45      5,430,994.51         3.14       120,688.77    8.222      81.61    82.62     588
8.500 - 8.999                      108      8,289,916.82         4.79        76,758.49    8.744      91.85    93.04     639
9.000 - 9.499                       52      3,983,769.72         2.30        76,610.96    9.227      87.63    90.04     625
9.500 - 9.999                      112      7,509,747.04         4.34        67,051.31    9.770      95.89    96.07     645
10.000 - 10.499                     49      2,866,752.16         1.66        58,505.15   10.222      97.25    97.25     638
10.500 - 10.999                    106      4,880,362.61         2.82        46,041.16   10.760      98.98    98.98     631
11.000 - 11.499                    132      5,626,278.03         3.25        42,623.32   11.195      99.42    99.42     638
11.500 - 11.999                    109      2,717,227.11         1.57        24,928.69   11.634      94.95    94.95     605
12.000 - 12.499                     75        849,468.05         0.49        11,326.24   12.224      96.22    96.22     610
12.500 - 12.999                     31        778,718.50         0.45        25,119.95   12.593      97.97    97.97     620
13.000 - 13.499                      9        160,084.98         0.09        17,787.22   13.149      94.37    94.37     625
13.500 - 13.999                      2         19,752.69         0.01         9,876.35   13.500      95.00    95.00     583
                                 -----   ---------------       ------      -----------    -----      -----    -----     ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57    7.542%     81.64%   83.37%    635
                                 =====   ===============       ======      ===========    =====      =====    =====     ===

                                       Top

4. ORIGINAL TERM TO MATURITY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
ORIGINAL TERM                     OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TO MATURITY                     LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
1 - 180                           250   $  4,594,375.25          2.65%     $ 18,377.50   10.000%    87.41%    87.41%    627
181 - 240                         103      4,436,090.60          2.56        43,068.84    9.249     91.80     91.80     641
241 - 360                       1,023    164,167,444.26         94.79       160,476.49    7.427     81.20     83.03     635
                                -----   ---------------        ------      -----------    -----     -----     -----     ---
TOTAL:                          1,376   $173,197,910.11        100.00%     $125,870.57    7.542%    81.64%    83.37%    635
                                =====   ===============        ======      ===========    =====     =====     =====     ===

Tables Report                                                        Page 3 of 8

                                       Top

5. REMAINING TERM TO MATURITY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
REMAINING TERM TO                 OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
MATURITY                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
<= 60                               13   $     86,999.65         0.05%     $  6,692.28   12.271%    95.00%    95.00%    614
61 - 120                           155      1,635,424.15         0.94        10,551.12   11.893     95.39     95.39     602
121 - 180                           82      2,871,951.45         1.66        35,023.80    8.854     82.64     82.64     641
181 - 240                          103      4,436,090.60         2.56        43,068.84    9.249     91.80     91.80     641
241 - 300                            2        329,345.97         0.19       164,672.99   10.727     46.24     46.24     609
301 - 360                        1,021    163,838,098.29        94.60       160,468.26    7.420     81.27     83.11     635
                                 -----   ---------------       ------      -----------    -----     -----     -----     ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57    7.542%    81.64%    83.37%    635
                                 =====   ===============       ======      ===========    =====     =====     =====     ===

                                       Top

6. MORTGAGE INSURANCE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
MORTGAGE                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
INSURANCE                       LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                               1,376    $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                -----    ---------------       ------      -----------   -----      -----     -----     ---
TOTAL:                          1,376    $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                =====    ===============       ======      ===========   =====      =====     =====     ===

                                       Top

7. LIEN

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LIEN                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
1                                 628     $141,344,729.57       81.61%     $225,071.23    6.932%    77.66%     79.79%   633
2                                 748       31,853,180.54       18.39        42,584.47   10.247     99.28      99.28    645
                                -----     ---------------      ------      -----------    -----     -----      -----    ---
TOTAL:                          1,376     $173,197,910.11      100.00%     $125,870.57    7.542%    81.64%     83.37%   635
                                =====     ===============      ======      ===========    =====     =====      =====    ===

                                       Top

8. SEASONING (MONTHS)

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
SEASONING                         OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
(MONTHS)                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
2                                1,245   $157,230,484.30        90.78%     $126,289.55   7.535%     81.88%    83.66%    635

Tables Report                                                        Page 4 of 8

3                                  116     12,506,601.76         7.22       107,815.53   7.656      81.29     82.99     635
4                                   10      2,545,944.99         1.47       254,594.50   7.351      71.90     71.90     637
5                                    4        631,117.93         0.36       157,779.48   7.566      72.01     72.01     632
6                                    1        283,761.13         0.16       283,761.13   7.700      71.25     71.25     633
                                 -----   ---------------       ------      -----------   -----      -----     -----     ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                 =====   ===============       ======      ===========   =====      =====     =====     ===

                                       Top

9. COMBINED LOAN-TO-VALUE RATIOS

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
COMBINED                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LOAN-TO-VALUE RATIOS            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0.01 - 25.00                         3   $    279,494.70        0.16%      $ 93,164.90   7.707%     16.20%    16.20%    618
25.01 - 30.00                        1        116,696.10        0.07        116,696.10   6.750      29.25     29.25     790
30.01 - 35.00                        9      1,298,371.10        0.75        144,263.46   7.178      32.23     32.23     588
35.01 - 40.00                        6        793,055.84        0.46        132,175.97   7.270      36.63     36.63     606
40.01 - 45.00                       10      1,297,475.39        0.75        129,747.54   7.264      43.26     43.26     619
45.01 - 50.00                       15      2,776,378.49        1.60        185,091.90   6.766      48.11     48.11     622
50.01 - 55.00                       16      3,268,628.25        1.89        204,289.27   6.603      52.53     52.53     623
55.01 - 60.00                       18      3,993,659.57        2.31        221,869.98   6.917      57.69     57.69     628
60.01 - 65.00                       37      7,559,119.88        4.36        204,300.54   6.959      63.48     63.48     618
65.01 - 70.00                       49     10,467,940.03        6.04        213,631.43   6.967      68.01     68.01     623
70.01 - 75.00                       62     13,330,394.84        7.70        215,006.37   7.035      73.28     73.41     622
75.01 - 80.00                      128     31,447,131.13       18.16        245,680.71   6.878      79.25     79.25     624
80.01 - 85.00                       52     13,469,085.46        7.78        259,020.87   6.695      84.08     84.08     633
85.01 - 90.00                      124     25,571,696.53       14.76        206,223.36   6.946      89.11     89.53     643
90.01 - 95.00                      222     11,644,503.16        6.72         52,452.72   8.125      90.60     94.75     637
95.01 - 100.00                     624     45,884,279.64       26.49         73,532.50   8.995      94.62     99.85     652
                                 -----   ---------------      ------       -----------   -----      -----     -----     ---
TOTAL:                           1,376   $173,197,910.11      100.00%      $125,870.57   7.542%     81.64%    83.37%    635
                                 =====   ===============      ======       ===========   =====      =====     =====     ===

                                       Top

10. OWNER OCCUPANCY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
OWNER OCCUPANCY                 LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Owner Occupied                  1,291    $166,953,766.25        96.39%     $129,321.28   7.529%     81.61%    83.34%    634
Non-Owner Occupied                 78       5,984,713.81         3.46        76,727.10   7.879      82.45     84.55     655
2nd Home                            7         259,430.05         0.15        37,061.44   7.825      77.09     77.09     669
                                -----    ---------------       ------      -----------   -----      -----     -----     ---
TOTAL:                          1,376    $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                =====    ===============       ======      ===========   =====      =====     =====     ===

Tables Report                                                        Page 5 of 8

                                      Top

11. PROPERTY TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PROPERTY TYPE                   LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Single Family                    1,157   $137,135,914.40         79.18%    $118,527.15   7.555%     82.16%    84.00%    633
Multi Family                       143     29,144,111.17         16.83      203,804.97   7.363      78.72     79.76     642
Condo                               76      6,917,884.54          3.99       91,024.80   8.037      83.58     86.21     648
                                 -----   ---------------        ------     -----------   -----      -----     -----     ---
TOTAL:                           1,376   $173,197,910.11        100.00%    $125,870.57   7.542%     81.64%    83.37%    635
                                 =====   ===============        ======     ===========   =====      =====     =====     ===

                                       Top

12. LOAN PURPOSE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LOAN PURPOSE                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Refinance - Cashout               522    $ 98,401,915.21         56.81%    $188,509.42   7.036%     77.82%    79.17%    631
Purchase                          668      42,349,933.57         24.45       63,398.10   9.100      93.31     96.25     651
Refinance - Debt Consolidation    149      26,353,667.86         15.22      176,870.25   6.985      78.49     80.00     625
Refinance - Home Improvement       22       4,271,253.90          2.47      194,147.90   7.000      74.68     75.75     611
Refinance - Rate/Term              15       1,821,139.57          1.05      121,409.30   7.928      78.00     78.00     686
                                -----    ---------------        ------     -----------   -----      -----     -----     ---
TOTAL:                          1,376    $173,197,910.11        100.00%    $125,870.57   7.542%     81.64%    83.37%    635
                                =====    ===============        ======     ===========   =====      =====     =====     ===

                                      Top

13. DOCUMENTATION TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
DOCUMENTATION TYPE              LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Full                               993   $110,590,193.36        63.85%     $111,369.78   7.427%     83.06%    85.10%    627
Stated                             368     60,981,046.19        35.21       165,709.36   7.752      79.08     80.31     650
Easy                                15      1,626,670.56         0.94       108,444.70   7.431      80.73     80.73     595
                                 -----   ---------------       ------      -----------   -----      -----     -----     ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                 =====   ===============       ======      ===========   =====      =====     =====     ===

                                       Top

14. PRODUCT TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PRODUCT TYPE                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Fixed - 5 Yr                        13   $     86,999.65         0.05%     $  6,692.28   12.271%    95.00%    95.00%    614
Fixed - 10 Yr                      155      1,635,424.15         0.94        10,551.12   11.893     95.39     95.39     602
Fixed - 15 Yr                       82      2,871,951.45         1.66        35,023.80    8.854     82.64     82.64     641

Tables Report                                                        Page 6 of 8

Fixed - 20 Yr                      103      4,436,090.60         2.56        43,068.84    9.249     91.80     91.80     641
Fixed - 25 Yr                        2        329,345.97         0.19       164,672.99   10.727     46.24     46.24     609
Fixed - 30 Yr                    1,021    163,838,098.29        94.60       160,468.26    7.420     81.27     83.11     635
                                 -----   ---------------       ------      -----------    -----     -----     -----     ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57    7.542%    81.64%    83.37%    635
                                 =====   ===============       ======      ===========    =====     =====     =====     ===

                                       Top

15. STATE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
STATE                           LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
California                         322   $ 50,027,625.21        28.88%     $155,365.30    7.457%     80.55%    81.84%   638
New York                           165     40,251,570.03         23.24      243,948.91    7.071      78.96     80.50    641
New Jersey                          89     16,489,264.20          9.52      185,272.63    7.242      80.34     81.62    631
Florida                            146     12,802,161.70          7.39       87,686.04    7.924      80.50     82.64    619
Maryland                            49      5,588,384.40          3.23      114,048.66    8.172      87.66     88.58    627
Hawaii                              22      5,204,784.30          3.01      236,581.10    6.893      76.40     80.17    672
Illinois                            70      4,790,278.71          2.77       68,432.55    8.302      86.23     87.50    617
Georgia                             70      3,818,608.71          2.20       54,551.55    8.433      88.49     90.47    613
Massachusetts                       21      3,517,871.47          2.03      167,517.69    7.690      82.37     83.65    647
Connecticut                         28      3,473,549.74          2.01      124,055.35    7.404      83.01     83.42    642
Minnesota                           37      3,235,803.34          1.87       87,454.14    7.550      84.63     89.66    641
Virginia                            39      3,053,096.62          1.76       78,284.53    8.694      87.24     89.34    638
Colorado                            40      2,612,762.40          1.51       65,319.06    8.101      90.89     94.18    621
Arizona                             30      2,565,515.95          1.48       85,517.20    7.971      78.97     80.15    619
Washington                          20      2,030,548.96          1.17      101,527.45    7.381      89.41     90.33    630
Pennsylvania                        22      1,557,627.06          0.90       70,801.23    8.884      91.56     94.14    623
Nevada                              15      1,369,369.16          0.79       91,291.28    7.703      79.40     79.40    629
Texas                               30      1,325,198.71          0.77       44,173.29    8.979      88.26     92.07    625
North Carolina                      25      1,061,594.04          0.61       42,463.76    8.380      90.80     95.34    624
Michigan                            23      1,027,362.19          0.59       44,667.92    8.856      90.16     90.16    616
Ohio                                13        950,025.72          0.55       73,078.90    8.259      87.69     90.68    634
Tennessee                           11        837,111.50          0.48       76,101.05    8.234      91.24     94.86    617
Utah                                13        834,980.12          0.48       64,229.24    7.875      86.11     97.24    654
Rhode Island                         6        741,655.65          0.43      123,609.28    7.403      82.58     82.58    652
Delaware                             5        687,825.70          0.40      137,565.14    7.602      80.39     90.08    598
New Hampshire                       10        601,463.19          0.35       60,146.32    8.748      86.08     86.08    610
Idaho                                9        598,234.22          0.35       66,470.47    7.768      83.85     89.28    633
South Carolina                       7        441,497.60          0.25       63,071.09    7.831      85.05     90.12    643
Maine                                5        360,814.80          0.21       72,162.96    6.960      78.61     89.83    646
Oregon                               4        243,539.82          0.14       60,884.96    8.085      89.40     89.40    622
Wisconsin                            9        234,867.83          0.14       26,096.43    8.500      86.55     86.55    662

Tables Report                                                        Page 7 of 8

Kentucky                             3        221,209.93          0.13       73,736.64    7.547      91.92     91.92    603
Iowa                                 3        172,309.32          0.10       57,436.44    7.751      87.02     87.02    606
Wyoming                              1        132,801.96          0.08      132,801.96    7.500     100.00    100.00    758
Missouri                             5        130,397.27          0.08       26,079.45   10.995     100.00    100.00    625
Arkansas                             1         54,943.34          0.03       54,943.34    9.300     100.00    100.00    693
Indiana                              2         45,825.47          0.03       22,912.74   11.248     100.00    100.00    587
Oklahoma                             2         39,408.49          0.02       19,704.25   10.606     100.00    100.00    603
Nebraska                             1         30,376.37          0.02       30,376.37   10.625     100.00    100.00    596
West Virginia                        1         15,870.44          0.01       15,870.44   11.500     100.00    100.00    585
New Mexico                           1         10,606.49          0.01       10,606.49   12.000      95.00     95.00    663
Alaska                               1          9,167.98          0.01        9,167.98   11.750      95.00     95.00    591
                                 -----   ---------------        ------      -----------  ------      -----    ------    ---
TOTAL:                           1,376   $173,197,910.11        100.00%     $125,870.57   7.542%     81.64%    83.37%   635
                                 =====   ===============        ======      ===========  ======      =====    ======    ===

                                       Top

16. PREPAYMENT PENALTY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PREPAYMENT PENALTY              LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                                 318    $ 27,055,124.87        15.62%     $ 85,079.01   7.936%     85.02%    86.40%    631
Y                               1,058     146,142,785.24        84.38       138,131.18   7.469      81.01     82.81     636
                                -----    ---------------       ------      -----------   -----      -----     -----     ---
TOTAL:                          1,376    $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%    83.37%    635
                                =====    ===============       ======      ===========   =====      =====     =====     ===

                                       Top


17. PREPAYMENT PENALTY TERM

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
PREPAYMENT PENALTY                OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TERM                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0                                  318   $ 27,055,124.87        15.62%     $ 85,079.01   7.936%     85.02%     86.40%   631
12                                 201     35,587,195.43        20.55       177,050.72   7.203      79.16      80.40    640
24                                 469     34,829,163.80        20.11        74,262.61   8.811      91.15      92.74    641
30                                   1        161,200.48         0.09       161,200.48   6.400      85.00     100.00    638
36                                 387     75,565,225.53        43.63       195,258.98   6.977      77.20      79.34    632
                                 -----   ---------------       ------      -----------   -----      -----     ------    ---
TOTAL:                           1,376   $173,197,910.11       100.00%     $125,870.57   7.542%     81.64%     83.37%   635
                                 =====   ===============       ======      ===========   =====      =====     ======     ===

Tables Report                                                        Page 8 of 8

                                      Top

18. FICO SCORES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE          PRINCIPAL                   WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
FICO SCORES                     LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
500 - 519                          12    $  2,018,078.00        1.17%      $168,173.17   8.089%     67.76%    68.75%    511
520 - 539                          24       3,747,593.82        2.16        156,149.74   8.357      71.16     71.16     533
540 - 559                          69       8,236,213.14        4.76        119,365.41   7.580      74.07     74.35     551
560 - 579                          99       8,400,841.66        4.85         84,856.99   7.689      75.33     76.05     571
580 - 599                         222      19,148,805.19       11.06         86,255.88   8.166      82.75     84.05     590
600 - 619                         201      27,614,289.01       15.94        137,384.52   7.491      80.87     82.06     610
620 - 639                         174      23,044,808.00       13.31        132,441.43   7.594      82.90     84.43     629
640 - 659                         197      29,375,163.95       16.96        149,112.51   7.284      82.30     85.08     649
660 - 679                         158      20,913,181.50       12.07        132,361.91   7.342      83.27     85.16     669
680 - 699                          86      11,259,724.49        6.50        130,927.03   7.370      83.98     86.45     689
700 - 719                          62       8,977,098.31        5.18        144,791.91   7.415      87.19     88.55     708
720 - 739                          24       4,632,866.56        2.67        193,036.11   7.032      85.66     91.17     728
740 - 759                          24       2,388,857.61        1.38         99,535.73   8.242      87.90     89.04     747
760 - 779                          16       2,483,961.75        1.43        155,247.61   7.019      84.68     87.38     766
780 - 799                           8         956,427.12        0.55        119,553.39   6.827      62.67     64.34     790
                                -----    ---------------      ------       -----------   -----      -----     -----     ---
TOTAL:                          1,376    $173,197,910.11      100.00%      $125,870.57   7.542%     81.64%    83.37%    635
                                =====    ===============      ======       ===========   =====      =====     =====     ===


Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 19, 2005 18:03


Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Tables Report                                                        Page 1 of 7

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                   824 RECORDS
                              BALANCE: 234,112,993

INTEREST ONLY LOANS

1. ORIGINAL PRINCIPAL BALANCES


                                                                % OF
                                                             OUTSTANDING
ORIGINAL                        NUMBER                        PRINCIPAL                    WA
PRINCIPAL                         OF    AGGREGATE ORIGINAL  BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
BALANCE)                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
50,000.01 - 75,000.00              2      $    127,520.00         0.05%    $ 63,760.00   7.107%     80.00%    100.00%   604
75,000.01 - 100,000.00            19         1,698,341.00         0.73       89,370.22   6.557      81.50      98.40    631
100,000.01 - 125,000.00           60         6,734,918.00         2.88      112,231.57   6.752      82.01      98.65    625
125,000.01 - 150,000.00           56         7,683,231.00         3.28      137,200.55   6.556      81.64      96.43    629
150,000.01 - 175,000.00           75        12,103,670.00         5.17      161,355.35   6.378      83.24      98.29    635
175,000.01 - 200,000.00           72        13,472,802.00         5.75      187,101.89   6.364      81.81      95.58    632
200,000.01 - 225,000.00           64        13,655,160.50         5.83      213,343.26   6.248      80.55      93.09    633
225,000.01 - 250,000.00           61        14,495,368.00         6.19      237,617.81   6.190      80.08      93.14    640
250,000.01 - 275,000.00           58        15,275,584.00         6.52      263,370.33   6.173      80.54      93.91    641
275,000.01 - 300,000.00           42        12,058,452.00         5.15      287,105.66   6.136      81.42      92.77    646
300,000.01 - 333,700.00           62        19,589,101.00         8.37      315,936.80   5.997      82.46      94.08    655
333,700.01 - 350,000.00           30        10,248,520.00         4.38      341,617.33   5.989      80.94      93.27    653
350,000.01 - 600,000.00          197        88,642,908.00        37.86      449,948.98   6.086      82.22      93.89    648
600,000.01 - 1,000,000.00         26        18,339,875.00         7.83      705,315.49   6.057      84.02      89.69    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,125,450.50       100.00%    $284,117.71   6.166%     81.94%     93.98%   644
===========================================================================================================================

                                       Top

2. ORIGINAL PRINCIPAL BALANCES

                                                                % OF
                                                             OUTSTANDING
ORIGINAL                        NUMBER      AGGREGATE         PRINCIPAL                    WA
PRINCIPAL                         OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
BALANCE)                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
50,000.01 - 75,000.00              2      $    127,520.00         0.05%    $ 63,760.00   7.107%     80.00%    100.00%   604
75,000.01 - 100,000.00            19         1,698,034.12         0.73       89,370.22   6.557      81.50      98.40    631
100,000.01 - 125,000.00           60         6,733,894.31         2.88      112,231.57   6.752      82.01      98.65    625
125,000.01 - 150,000.00           57         7,832,830.77         3.35      137,418.08   6.559      81.90      96.40    629
150,000.01 - 175,000.00           74        11,952,051.27         5.11      161,514.21   6.374      83.10      98.33    635
175,000.01 - 200,000.00           72        13,471,335.84         5.75      187,101.89   6.364      81.81      95.58    632
200,000.01 - 225,000.00           64        13,653,968.82         5.83      213,343.26   6.248      80.55      93.09    633
225,000.01 - 250,000.00           61        14,494,686.56         6.19      237,617.81   6.190      80.08      93.14    640
250,000.01 - 275,000.00           58        15,275,479.31         6.52      263,370.33   6.173      80.54      93.91    641
275,000.01 - 300,000.00           42        12,058,437.72         5.15      287,105.66   6.136      81.42      92.77    646
300,000.01 - 333,700.00           62        19,588,081.83         8.37      315,936.80   5.997      82.46      94.08    655
333,700.01 - 350,000.00           30        10,248,520.00         4.38      341,617.33   5.989      80.94      93.27    653

Tables Report                                                        Page 2 of 7

350,000.01 - 600,000.00          197        88,639,949.57        37.86      449,948.98   6.086      82.22      93.89    648
600,000.01 - 1,000,000.00         26        18,338,202.65         7.83      705,315.49   6.057      84.02      89.69    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%     93.98%   644
===========================================================================================================================

                                       Top

3. CURRENT MORTGAGE RATES

                                                                % OF
                                                             OUTSTANDING
CURRENT                         NUMBER      AGGREGATE         PRINCIPAL                    WA
MORTGAGE                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
RATES                           LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
4.500 - 4.999                     16      $  5,785,641.49         2.47%    $361,602.59   4.987%     77.43%     90.92%   702
5.000 - 5.499                     62        19,755,687.15         8.44      318,640.12   5.325      79.01      95.40    659
5.500 - 5.999                    269        83,056,101.89        35.48      308,758.74   5.780      79.84      92.54    648
6.000 - 6.499                    202        58,641,101.33        25.05      290,302.48   6.231      81.69      94.62    648
6.500 - 6.999                    178        46,329,716.24        19.79      260,279.30   6.711      84.53      94.39    629
7.000 - 7.499                     52        11,090,348.93         4.74      213,275.94   7.217      87.89      96.42    616
7.500 - 7.999                     37         8,324,595.83         3.56      224,989.08   7.665      90.93      96.67    620
8.000 - 8.499                      7         1,034,799.92         0.44      147,828.56   8.094      93.37      97.44    600
8.500 - 8.999                      1            94,999.99         0.04       94,999.99   8.850     100.00     100.00    623
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%     93.98%   644
===========================================================================================================================

                                       Top

4. ORIGINAL TERM TO MATURITY

                                                                % OF
                                                             OUTSTANDING
ORIGINAL                        NUMBER      AGGREGATE         PRINCIPAL                    WA
TERM TO                           OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
MATURITY                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
241 - 360                        824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

5. REMAINING TERM TO MATURITY

                                                                % OF
                                                             OUTSTANDING
REMAINING                       NUMBER      AGGREGATE         PRINCIPAL                    WA
TERM TO                           OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
MATURITY                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
301 - 360                        824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

Tables Report                                                        Page 3 of 7

6. MORTGAGE INSURANCE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
MORTGAGE                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
INSURANCE                       LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                                824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

7. LIEN

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
LIEN                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
1                                824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

8. SEASONING (MONTHS)

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
SEASONING                         OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
(MONTHS)                        LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
2                                732      $205,726,685.42        87.87%    $281,047.38   6.159%     81.93%     93.92%   644
3                                 82        25,954,674.36        11.09      316,520.42   6.171      81.75      94.34    646
4                                  8         2,130,376.01         0.91      266,297.00   6.648      85.32      95.89    619
5                                  1           192,099.99         0.08      192,099.99   6.300      85.00      85.00    698
6                                  1           109,156.99         0.05      109,156.99   7.600      80.00     100.00    595
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%     93.98%   644
===========================================================================================================================

                                       Top

9. COMBINED LOAN-TO-VALUE RATIOS

                                                                % OF
                                                             OUTSTANDING
COMBINED                        NUMBER      AGGREGATE         PRINCIPAL                    WA
LOAN-TO-                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
VALUE RATIOS                    LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
40.01 - 45.00                      2      $    449,000.00         0.19%    $224,500.00   5.490%     43.61%    43.61%    640
45.01 - 50.00                      1           295,909.00         0.13      295,909.00   5.500      47.88     47.88     670
50.01 - 55.00                      5         1,267,999.98         0.54      253,600.00   5.868      53.62     53.62     624
55.01 - 60.00                      4         1,337,500.00         0.57      334,375.00   5.950      57.10     57.10     643
60.01 - 65.00                      8         2,094,784.97         0.89      261,848.12   5.850      63.61     63.61     618
65.01 - 70.00                     14         4,205,099.24         1.80      300,364.23   5.725      68.84     68.84     632
70.01 - 75.00                     22         7,942,118.43         3.39      361,005.38   5.939      73.59     73.59     633

Tables Report                                                        Page 4 of 7

75.01 - 80.00                     48        15,977,120.86         6.82      332,856.68   6.065      79.30     79.30     643
80.01 - 85.00                     20         7,997,052.24         3.42      399,852.61   6.042      84.17     84.57     645
85.01 - 90.00                     60        21,933,517.17         9.37      365,558.62   6.429      88.87     89.69     626
90.01 - 95.00                     83        25,799,008.65        11.02      310,831.43   6.473      88.18     94.45     632
95.01 - 100.00                   557       144,813,882.23        61.86      259,989.02   6.127      81.72     99.92     650
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

10. OWNER OCCUPANCY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
OWNER                             OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
OCCUPANCY                       LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Owner Occupied                   821      $232,733,992.77        99.41%    $283,476.24   6.165%     81.95%    94.05%    643
2nd Home                           3         1,379,000.00         0.59      459,666.67   6.213      80.66     82.16     684
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

11. PROPERTY TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
PROPERTY                          OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TYPE                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Single Family                    730      $206,843,293.08        88.35%    $283,346.98   6.169%     82.05%    94.13%    641
Condo                             69        19,098,227.70         8.16      276,785.91   6.083      80.20     93.47     659
Multi Family                      25         8,171,471.99         3.49      326,858.88   6.285      83.25     91.55     662
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

12. LOAN PURPOSE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
LOAN                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PURPOSE                         LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Purchase                         499      $136,031,069.11        58.10%    $272,607.35   6.153%     81.97%    98.40%    649
Refinance - Cashout              241        71,290,956.68        30.45      295,813.10   6.189      81.59     87.95     635
Refinance - Debt Consolidation    64        19,893,110.32         8.50      310,829.85   6.114      83.09     87.98     642
Refinance - Home Improvement      11         4,222,034.06         1.80      383,821.28   6.319      81.28     83.87     618
Refinance - Rate/Term              9         2,675,822.60         1.14      297,313.62   6.308      82.53     90.63     648
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

Tables Report                                                        Page 5 of 7

13. DOCUMENTATION TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
DOCUMENTATION                     OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TYPE                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
Full                             707      $194,167,014.44        82.94%    $274,635.10   6.149%     82.50%    94.28%    638
Stated                           108        36,814,439.34        15.73      340,874.44   6.259      78.89     92.74     672
Easy                               9         3,131,538.99         1.34      347,948.78   6.106      83.58     90.37     642
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

14. PRODUCT TYPE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
PRODUCT                           OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TYPE                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
2/28 Interest Only ARM           761      $214,322,095.20        91.55%    $281,632.19   6.188%     82.17%    94.43%    643
3/27 Interest Only ARM            63        19,790,897.57         8.45      314,141.23   5.920      79.53     89.15     654
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

15. STATE

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
                                  OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
STATE                           LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
California                       365      $128,190,456.97        54.76%    $351,206.73   6.026%     80.78%     92.76%   648
Florida                           51        11,861,545.80         5.07      232,579.33   6.389      83.30      97.56    645
Maryland                          38        10,939,228.17         4.67      287,874.43   6.295      83.93      94.67    641
Colorado                          54        10,222,991.44         4.37      189,314.66   6.025      80.55      97.81    635
Virginia                          26         8,324,267.94         3.56      320,164.15   6.444      88.13      94.90    626
New York                          22         7,610,819.34         3.25      345,946.33   6.421      86.55      91.56    642
Minnesota                         32         6,710,842.68         2.87      209,713.83   6.232      82.83      96.72    637
Washington                        25         5,564,154.48         2.38      222,566.18   5.956      80.47      98.11    642
Georgia                           31         4,935,975.03         2.11      159,225.00   6.839      86.97      98.07    614
Arizona                           30         4,890,392.92         2.09      163,013.10   6.437      81.10      99.04    626
Massachusetts                     15         4,769,809.31         2.04      317,987.29   6.380      82.30      93.33    653
Nevada                            19         4,591,050.00         1.96      241,634.21   6.361      81.59      93.94    627
Hawaii                             9         4,228,899.99         1.81      469,877.78   5.996      82.16      94.50    655
New Jersey                        12         3,553,849.94         1.52      296,154.16   6.308      81.64      87.55    651
Illinois                          15         3,408,905.47         1.46      227,260.36   6.353      81.79      96.86    646
Connecticut                        8         2,635,899.99         1.13      329,487.50   5.884      76.23      82.20    650

Tables Report                                                        Page 6 of 7

North Carolina                    11         1,718,977.88         0.73      156,270.72   6.702      85.20      97.57    617
Ohio                              10         1,668,805.75         0.71      166,880.58   6.791      88.72      99.82    643
Michigan                           8         1,398,892.00         0.60      174,861.50   7.179      85.87      95.81    615
Utah                               6         1,164,998.91         0.50      194,166.49   6.177      85.08      95.71    652
Tennessee                          6           806,378.97         0.34      134,396.50   6.609      83.84      99.04    622
South Carolina                     4           623,840.00         0.27      155,960.00   6.790      84.34      99.87    607
Texas                              3           602,422.61         0.26      200,807.54   6.176      85.47      92.66    662
Oregon                             4           581,839.31         0.25      145,459.83   6.193      80.00     100.00    639
New Hampshire                      2           552,160.56         0.24      276,080.28   7.270      92.72      94.18    616
New Mexico                         3           529,608.00         0.23      176,536.00   6.111      84.27      92.23    642
Pennsylvania                       2           372,638.00         0.16      186,319.00   5.942      80.00     100.00    677
Rhode Island                       2           367,762.72         0.16      183,881.36   5.588      80.00      88.27    625
Indiana                            2           284,800.00         0.12      142,400.00   6.613      80.00     100.00    584
Missouri                           2           257,520.00         0.11      128,760.00   7.040      80.00     100.00    613
Iowa                               2           220,538.59         0.09      110,269.30   7.251      85.59     100.00    627
Wisconsin                          1           144,000.00         0.06      144,000.00   6.850      80.00     100.00    633
West Virginia                      1           123,300.00         0.05      123,300.00   8.250      90.00     100.00    613
Montana                            1           111,920.00         0.05      111,920.00   6.650      80.00     100.00    605
Kentucky                           1            83,900.00         0.04       83,900.00   6.500      80.00     100.00    669
Oklahoma                           1            59,600.00         0.03       59,600.00   7.400      80.00     100.00    593
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%     93.98%   644
===========================================================================================================================

                                       Top

16. PREPAYMENT PENALTY

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
PREPAYMENT                        OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
PENALTY                         LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
N                                 82      $ 18,352,262.88         7.84%    $223,808.08   6.522%     83.31%    93.31%    645
Y                                742       215,760,729.89        92.16      290,782.65   6.135      81.83     94.04     643
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

17. PREPAYMENT PENALTY TERM

                                                                % OF
                                                             OUTSTANDING
PREPAYMENT                      NUMBER      AGGREGATE         PRINCIPAL                    WA
PENALTY                           OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
TERM                            LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
0                                 82      $ 18,352,262.88         7.84%    $223,808.08   6.522%     83.31%    93.31%    645
12                                59        19,147,253.03         8.18      324,529.71   6.312      81.28     92.78     647
24                               624       179,497,658.49        76.67      287,656.50   6.132      82.00     94.70     642
36                                59        17,115,818.37         7.31      290,098.62   5.969      80.59     88.57     649
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

Tables Report                                                        Page 7 of 7

                                       Top

18. FICO SCORES

                                                                % OF
                                                             OUTSTANDING
                                NUMBER      AGGREGATE         PRINCIPAL                    WA
FICO                              OF       OUTSTANDING      BALANCE AS OF  AVG CURRENT    GROSS       WA        WA       WA
SCORES                          LOANS   PRINCIPAL BALANCE   CUT-OFF DATE     BALANCE       CPN       LTV      COMBLTV   FICO
------------------------------  ------  ------------------  -------------  -----------   ------     ------    -------   ----
560 - 579                          7      $  2,990,000.00         1.28%    $427,142.86   6.659%     88.08%    89.13%    574
580 - 599                        141        33,139,186.84        14.16      235,029.69   6.611      83.50     93.86     590
600 - 619                        138        34,833,836.33        14.88      252,419.10   6.323      81.76     91.54     609
620 - 639                        138        38,988,915.14        16.65      282,528.37   6.084      81.36     92.65     630
640 - 659                        161        51,501,208.25        22.00      319,883.28   6.124      82.28     94.84     649
660 - 679                        107        33,033,365.72        14.11      308,723.04   6.030      80.44     93.95     669
680 - 699                         62        17,629,257.95         7.53      284,342.87   5.989      82.26     96.25     689
700 - 719                         36        11,259,923.79         4.81      312,775.66   5.737      80.31     96.95     709
720 - 739                         16         4,483,578.84         1.92      280,223.68   5.724      81.83     99.53     727
740 - 759                         11         4,027,445.99         1.72      366,131.45   5.929      82.71     98.33     745
760 - 779                          7         2,226,273.92         0.95      318,039.13   5.704      82.74     92.71     771
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           824      $234,112,992.77       100.00%    $284,117.71   6.166%     81.94%    93.98%    644
===========================================================================================================================

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
Jan 19, 2005 18:02

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                           HOME EQUITY LOAN PORTFOLIO
                            FREMONT INVESTMENT & LOAN
                                  5,957 RECORDS
                             BALANCE: 1,221,746,634

1. FICO (AGGREGATE POOL)

                                                                                                      % FIRST LIENS WITH SECOND LIEN
FICO (AGGREGATE POOL) % OF TOTAL DEAL  WA LTV  MAX LTV % FULL DOC  % OWNER OCC  % IO    WAC   MARGIN    (SIMULTANEOUS OR SILENT)
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                    5.28       70.93      85     50.21        97.07        0  8.545   6.986               3.14
520 - 539                    5.67       74.28      90     59.59        96.77        0  8.076   6.989               3.07
540 - 559                    7.15       77.95      95     66.28        95.08        0  7.639    6.98              17.55
560 - 579                    8.57       80.47     100     70.28        92.49     2.86  7.431   6.985              32.69
580 - 599                   12.78       81.93     100      78.5        95.65    21.23  7.141   6.962              44.11
600 - 619                   13.15       81.95     100     73.95        93.76    21.68  6.866   6.941              40.09
620 - 639                   11.59       82.17     100     67.57        93.12    27.52   6.66   6.882              49.37
640 - 659                    12.1       82.63     100     56.26        91.25    34.84  6.638   6.878              50.89
660 - 679                    9.58          83     100     49.35        89.53    28.21  6.625    6.87              49.37
680 - 699                    5.73       84.27     100     37.93        90.89    25.19  6.661   6.878              48.62
700 - 719                    3.56       84.57     100     45.73        93.44    25.92  6.638   6.823              47.38
720 - 739                    2.06       85.64     100     44.77        94.25    17.79  6.649    6.85              47.16
740 - 759                    1.58       87.11     100     44.73        77.47    20.86  6.923   6.865              45.28
760 - 779                    0.95       85.66     100     47.38        86.91     19.2  6.657   6.832              42.16
780 - 799                     0.2       79.72     100      28.4        88.47        0  7.086   6.954              26.69
800 - 819                    0.06       79.37      80         0          100        0  7.417    6.99                  0
TOTAL:                        100       81.14     100     61.85        93.06    19.16  7.063   6.925              38.53

                                       Top

2. FICO (IO LOANS)

                                                                                                      % FIRST LIENS WITH SECOND LIEN
FICO (AGGREGATE POOL) % OF TOTAL DEAL  WA LTV  MAX LTV % FULL DOC  % OWNER OCC  % IO    WAC   MARGIN    (SIMULTANEOUS OR SILENT)
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                    0.24       88.08      90       100          100      100  6.659    6.99              26.69
580 - 599                    2.71        83.5      95     98.91          100      100  6.611   6.926              60.26
600 - 619                    2.85       81.76     100     97.84          100      100  6.323   6.877              57.15
620 - 639                    3.19       81.36     100     92.66        99.23      100  6.084   6.808              60.31
640 - 659                    4.22       82.28     100     73.54          100      100  6.124   6.807              70.27
660 - 679                     2.7       80.44     100     68.08        97.99      100   6.03    6.77               73.5
680 - 699                    1.44       82.26     100      67.1          100      100  5.989   6.755               74.6
700 - 719                    0.92       80.31      90     69.44          100      100  5.737   6.639              87.03
720 - 739                    0.37       81.83      90     83.14          100      100  5.724   6.586              95.28
740 - 759                    0.33       82.71     100     66.75        89.72      100  5.929   6.651              85.97
760 - 779                    0.18       82.74      90     79.14          100      100  5.704   6.627               57.5
TOTAL:                      19.16       81.94     100     82.94        99.41      100  6.166   6.811               66.9

                                       Top

Credit Suisse First Boston
11 Madison Ave
New York, NY 10010
www.csfb.com
      1/19/2005 18:05

DISCLAIMER:


This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no reprepresentation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Fremont Investment                                                  Page 1 of 13

                            FREMONT INVESTMENT & LOAN
                           HOME EQUITY LOAN PORTFOLIO
                                   FIL 2005-A
                               INTEREST ONLY LOANS
                                   824 RECORDS
                              BALANCE: 234,112,993
                           CREDIT SUISSE FIRST BOSTON

1. COLLATERAL AGGREGATE SUMMARY

Number Of Mortgage Loans: 824
Aggregate Outstanding Principal Balance: $234,112,993.
Average Outstanding Principal Balance: $284,118.
Fixed Rate: 0.00%
Adjustable Rate: 100.00%
Weighted Average Coupon: 6.166%
Weighted Average Margin: 6.811%
Weighted Average Initial Rate Cap: 3.000%
Weighted Average Periodic Rate Cap: 1.500%
Weighted Average Maximum Rate: 13.166%
Weighted Average Floor: 6.166%
Weighted Average Original Term (mo): 360.00
Weighted Average Remaining Term (mo): 357.87
Weighted Average LTV: 81.94%
Weighted Average FICO: 644
:
Product Type:
2/28 ARM: 0.00%
2/28 ARM IO: 91.55%
3/27 ARM: 0.00%
3/27 ARM IO: 8.45%
5/25 ARM: 0.00%
Fixed Rate: 0.00%
:
Prepayment Penalty Type:
None: 7.84%
12 Mo: 8.18%
24 Mo: 76.67%
30 Mo: 0.00%
36 Mo: 7.31%
:
Geographic Distribution:
Top 10 States: CA(54.76%),FL(5.07%),MD(4.67%),CO(4.37%),VA(3.56%),NY(3.25%),
MN(2.87%),WA(2.38%),GA(2.11%),AZ(2.09%)
:
Occupancy Status:
Primary Home: 99.41%

Fremont Investment                                                  Page 2 of 13

Non-Owner: 0.00%
Second Home: 0.59%
:
Loan Purpose:
Purchase: 58.10%
Cashout Refinance: 30.45%
Debt Consolidation: 8.50%
Home Improvement: 1.80%
Rate/Term Refinance: 1.14%
:
Lien Position:
First Lien: 100.00%
Second Lien: 0.00%

                                       Top

2. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE
RANGE OF ORIGINAL     NUMBER OF      PRINCIPAL       PERCENT OF   WEIGHTED  WEIGHTED   WEIGHTED     WEIGHTED
MORTGAGE LOAN         MORTGAGE        BALANCE         MORTGAGE    AVERAGE   AVERAGE    AVERAGE      AVERAGE
PRINCIPAL BALANCES     LOANS        OUTSTANDING         POOL       COUPON     LTV        FICO         DTI
------------------     -----        -----------         ----       ------     ---        ----         ---
50,001 - 75,000           2     $       127,520.00       0.05%      7.107%    80.00%       604        41.19%
75,001 - 100,000         19           1,698,034.12       0.73       6.557     81.50        631        42.22
100,001 - 125,000        60           6,733,894.31       2.88       6.752     82.01        625        40.90
125,001 - 150,000        56           7,683,230.77       3.28       6.556     81.64        629        40.01
150,001 - 175,000        75          12,101,651.27       5.17       6.378     83.24        635        40.64
175,001 - 200,000        72          13,471,335.84       5.75       6.364     81.81        632        40.81
200,001 - 225,000        64          13,653,968.82       5.83       6.248     80.55        633        39.99
225,001 - 250,000        61          14,494,686.56       6.19       6.190     80.08        640        40.75
250,001 - 275,000        58          15,275,479.31       6.52       6.173     80.54        641        41.61
275,001 - 300,000        42          12,058,437.72       5.15       6.136     81.42        646        42.70
300,001 - 350,000        92          29,836,601.83      12.74       5.994     81.94        655        41.27
350,001 - 400,000        62          23,279,643.26       9.94       6.109     82.21        646        41.61
400,001 - 450,000        53          22,518,677.02       9.62       6.089     82.81        654        42.45
450,001 - 500,000        29          13,971,474.00       5.97       5.982     82.69        639        41.73
500,001 - 600,000        53          28,870,155.29      12.33       6.114     81.55        649        40.45
600,001 - 700,000        17          11,018,569.82       4.71       5.884     82.94        645        38.21

Fremont Investment                                                  Page 3 of 13

700,001 - 800,000         4           3,028,300.00       1.29       6.567     93.73        651        34.87
800,001 - 900,000         4           3,363,000.00       1.44       6.195     81.49        636        46.75
900,001 - 1,000,000       1             928,332.83       0.40       5.950     74.40        629        22.76
                        ---     ------------------     ------       -----     -----        ---        -----
TOTAL:                  824     $   234,112,992.77     100.00%      6.166%    81.94%       644        41.01%
                        ===     ==================     ======       =====     =====        ===        =====

3. RANGE OF OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

                                    AGGREGATE
RANGE OF OUTSTANDING  NUMBER OF     PRINCIPAL        PERCENT OF   WEIGHTED  WEIGHTED    WEIGHTED     WEIGHTED
MORTGAGE LOAN         MORTGAGE       BALANCE          MORTGAGE     AVERAGE   AVERAGE    AVERAGE      AVERAGE
PRINCIPAL BALANCES      LOANS      OUTSTANDING          POOL        COUPON     LTV        FICO         DTI
------------------      -----      -----------          ----        ------     ---        ----         ---
50,001 - 75,000           2     $       127,520.00       0.05%      7.107%    80.00%       604        41.19%
75,001 - 100,000         19           1,698,034.12       0.73       6.557     81.50        631        42.22
100,001 - 125,000        60           6,733,894.31       2.88       6.752     82.01        625        40.90
125,001 - 150,000        57           7,832,830.77       3.35       6.559     81.90        629        39.56
150,001 - 175,000        74          11,952,051.27       5.11       6.374     83.10        635        40.94
175,001 - 200,000        72          13,471,335.84       5.75       6.364     81.81        632        40.81
200,001 - 225,000        64          13,653,968.82       5.83       6.248     80.55        633        39.99
225,001 - 250,000        61          14,494,686.56       6.19       6.190     80.08        640        40.75
250,001 - 275,000        58          15,275,479.31       6.52       6.173     80.54        641        41.61
275,001 - 300,000        42          12,058,437.72       5.15       6.136     81.42        646        42.70
300,001 - 350,000        92          29,836,601.83      12.74       5.994     81.94        655        41.27
350,001 - 400,000        62          23,279,643.26       9.94       6.109     82.21        646        41.61
400,001 - 450,000        53          22,518,677.02       9.62       6.089     82.81        654        42.45
450,001 - 500,000        29          13,971,474.00       5.97       5.982     82.69        639        41.73
500,001 - 600,000        53          28,870,155.29      12.33       6.114     81.55        649        40.45
600,001 - 700,000        17          11,018,569.82       4.71       5.884     82.94        645        38.21
700,001 - 800,000         4           3,028,300.00       1.29       6.567     93.73        651        34.87
800,001 - 900,000         4           3,363,000.00       1.44       6.195     81.49        636        46.75
900,001 - 1,000,000       1             928,332.83       0.40       5.950     74.40        629        22.76
                        ---     ------------------     ------       -----     -----        ---        -----
TOTAL:                  824     $   234,112,992.77     100.00%      6.166%    81.94%       644        41.01%
                        ===     ==================     ======       =====     =====        ===        =====


4. ORIGINAL TERM (MONTHS)

Fremont Investment                                                  Page 4 of 13

                                  AGGREGATE
                 NUMBER OF        PRINCIPAL        PERCENT OF     WEIGHTED     WEIGHTED      WEIGHTED      WEIGHTED
ORIGINAL TERM    MORTGAGE          BALANCE          MORTGAGE      AVERAGE       AVERAGE       AVERAGE       AVERAGE
(MONTHS)           LOANS         OUTSTANDING          POOL         COUPON        LTV           FICO           DTI
--------           -----         -----------          ----         ------        ---           ----           ---
301 - 360          824        $   234,112,992.77     100.00%       6.166%       81.94%          644          41.01%
                   ---        ------------------     ------        -----        -----           ---          -----
TOTAL:             824        $   234,112,992.77     100.00%       6.166%       81.94%          644          41.01%
                   ===        ==================     ======        =====        =====           ===          =====

5. REMAINING TERM (MONTHS)

                                    AGGREGATE
                   NUMBER OF        PRINCIPAL        PERCENT OF     WEIGHTED      WEIGHTED     WEIGHTED      WEIGHTED
REMAINING TERM     MORTGAGE          BALANCE          MORTGAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
(MONTHS)             LOANS         OUTSTANDING          POOL         COUPON         LTV          FICO           DTI
--------             -----         -----------          ----         ------         ---          ----           ---
301 - 360             824       $234,112,992.77       100.00%        6.166%       81.94%          644          41.01%
                      ---       ---------------       ------         -----        -----           ---          -----
TOTAL:                824       $234,112,992.77       100.00%        6.166%       81.94%          644          41.01%
                      ===       ===============       ======         =====        =====           ===          =====

6. PROPERTY TYPE

                                      AGGREGATE
                      NUMBER OF       PRINCIPAL         PERCENT OF     WEIGHTED     WEIGHTED      WEIGHTED       WEIGHTED
                      MORTGAGE         BALANCE           MORTGAGE      AVERAGE       AVERAGE       AVERAGE       AVERAGE
PROPERTY TYPE           LOANS        OUTSTANDING          POOL         COUPON         LTV           FICO           DTI
-------------           -----        -----------          ----         ------         ---           ----           ---
Single Family            730       $206,843,293.08         88.35%       6.169%        82.05%          641         40.99%
Condo                     69         19,098,227.70          8.16        6.083         80.20           659         41.53
Multi Family              25          8,171,471.99          3.49        6.285         83.25           662         40.22
                         ---       ---------------        ------        -----         -----           ---         -----
TOTAL:                   824       $234,112,992.77        100.00%       6.166%        81.94%          644         41.01%
                         ===       ===============        ======        =====         =====           ===         =====

7. LOAN PURPOSE

Fremont Investment                                                  Page 5 of 13

                                              AGGREGATE
                                 NUMBER OF    PRINCIPAL         PERCENT OF    WEIGHTED  WEIGHTED  WEIGHTED     WEIGHTED
                                 MORTGAGE      BALANCE           MORTGAGE      AVERAGE  AVERAGE    AVERAGE     AVERAGE
LOAN PURPOSE                      LOANS      OUTSTANDING           POOL        COUPON     LTV       FICO         DTI
------------                      -----       -----------           ----       ------     ---       ----         ---
Purchase                           499     $   136,031,069.11      58.10%      6.153%    81.97%      649        40.92%
Refinance - Cashout                241          71,290,956.68      30.45       6.189     81.59       635        41.36
Refinance - Debt Consolidation      64          19,893,110.32       8.50       6.114     83.09       642        40.73
Refinance - Home Improvement        11           4,222,034.06       1.80       6.319     81.28       618        41.88
Refinance - Rate/Term                9           2,675,822.60       1.14       6.308     82.53       648        36.45
                                   ---     ------------------     ------       -----     -----       ---        -----
TOTAL:                             824     $   234,112,992.77     100.00%      6.166%    81.94%      644        41.01%
                                   ===     ==================     ======       =====     =====       ===        =====

8. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE
RANGE OF ORIGINAL   NUMBER OF       PRINCIPAL        PERCENT OF    WEIGHTED  WEIGHTED   WEIGHTED   WEIGHTED
LOAN-TO-VALUE        MORTGAGE        BALANCE          MORTGAGE     AVERAGE   AVERAGE    AVERAGE     AVERAGE
RATIOS                LOANS        OUTSTANDING           POOL       COUPON     LTV        FICO        DTI
------                -----        -----------           ----       ------     ---        ----        ---
50.00 or less             3     $       744,909.00       0.32%      5.494%    45.31%      652        38.30%
50.01 - 55.00             5           1,267,999.98       0.54       5.868     53.62       624        33.64
55.01 - 60.00             4           1,337,500.00       0.57       5.950     57.10       643        34.13
60.01 - 65.00             8           2,094,784.97       0.89       5.850     63.61       618        42.09
65.01 - 70.00            14           4,205,099.24       1.80       5.725     68.84       632        37.10
70.01 - 75.00            23           8,084,618.43       3.45       5.937     73.62       634        37.92
75.01 - 80.00           551         150,493,408.87      64.28       6.017     79.91       650        40.62
80.01 - 85.00            37          12,369,841.75       5.28       6.121     84.48       640        42.23
85.01 - 90.00           122          36,255,645.15      15.49       6.580     89.78       628        43.77
90.01 - 95.00            38          11,035,885.39       4.71       6.865     94.31       623        43.03
95.01 - 100.00           19           6,223,299.99       2.66       7.088     99.95       650        37.84
                        ---     ------------------     ------       -----     -----       ---        -----
TOTAL:                  824     $   234,112,992.77     100.00%      6.166%    81.94%      644        41.01%
                        ===     ==================     ======       =====     =====       ===        =====

Maximum LTV: 100.00
Minimum LTV: 42.79
WA LTV: 81.94

Fremont Investment                                                  Page 6 of 13

9. STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                                       AGGREGATE
STATE DISTRIBUTION   NUMBER OF         PRINCIPAL            PERCENT OF      WEIGHTED   WEIGHTED       WEIGHTED       WEIGHTED
OF MORTGAGED         MORTGAGE           BALANCE              MORTGAGE        AVERAGE    AVERAGE        AVERAGE        AVERAGE
PROPERTIES            LOANS           OUTSTANDING              POOL           COUPON      LTV           FICO            DTI
----------            -----           -----------              ----           ------      ---           ----            ---
California             365         $   128,190,456.97          54.76%          6.026%    80.78%          648           41.39%
Florida                 51              11,861,545.80           5.07           6.389     83.30           645           40.62
Maryland                38              10,939,228.17           4.67           6.295     83.93           641           41.71
Colorado                54              10,222,991.44           4.37           6.025     80.55           635           40.55
Virginia                26               8,324,267.94           3.56           6.444     88.13           626           40.12
New York                22               7,610,819.34           3.25           6.421     86.55           642           43.20
Minnesota               32               6,710,842.68           2.87           6.232     82.83           637           41.28
Washington              25               5,564,154.48           2.38           5.956     80.47           642           36.04
Georgia                 31               4,935,975.03           2.11           6.839     86.97           614           41.56
Arizona                 30               4,890,392.92           2.09           6.437     81.10           626           38.05
Massachusetts           15               4,769,809.31           2.04           6.380     82.30           653           40.44
Nevada                  19               4,591,050.00           1.96           6.361     81.59           627           39.29
Hawaii                   9               4,228,899.99           1.81           5.996     82.16           655           37.55
New Jersey              12               3,553,849.94           1.52           6.308     81.64           651           36.91
Illinois                15               3,408,905.47           1.46           6.353     81.79           646           43.03
Connecticut              8               2,635,899.99           1.13           5.884     76.23           650           38.28
North Carolina          11               1,718,977.88           0.73           6.702     85.20           617           39.55
Ohio                    10               1,668,805.75           0.71           6.791     88.72           643           43.15
Michigan                 8               1,398,892.00           0.60           7.179     85.87           615           43.84
Utah                     6               1,164,998.91           0.50           6.177     85.08           652           38.50
Tennessee                6                 806,378.97           0.34           6.609     83.84           622           45.17
South Carolina           4                 623,840.00           0.27           6.790     84.34           607           47.43
Texas                    3                 602,422.61           0.26           6.176     85.47           662           46.92
Oregon                   4                 581,839.31           0.25           6.193     80.00           639           43.75
New Hampshire            2                 552,160.56           0.24           7.270     92.72           616           47.96
New Mexico               3                 529,608.00           0.23           6.111     84.27           642           42.98
Pennsylvania             2                 372,638.00           0.16           5.942     80.00           677           35.83

Fremont Investment                                                  Page 7 of 13

Rhode Island             2                 367,762.72           0.16           5.588     80.00           625           47.36
Indiana                  2                 284,800.00           0.12           6.613     80.00           584           38.52
Missouri                 2                 257,520.00           0.11           7.040     80.00           613           40.12
Other                    7                 743,258.59           0.32           7.176     83.32           624           43.24
                       ---         ------------------         ------           -----     -----           ---           -----
TOTAL:                 824         $   234,112,992.77         100.00%          6.166%    81.94%          644           41.01%
                       ===         ==================         ======           =====     =====           ===           =====

                                      Top

10. DOCUMENTATION SUMMARY

                                          AGGREGATE
                        NUMBER OF         PRINCIPAL        PERCENT OF    WEIGHTED      WEIGHTED      WEIGHTED     WEIGHTED
                        MORTGAGE           BALANCE          MORTGAGE      AVERAGE      AVERAGE       AVERAGE       AVERAGE
DOCUMENTATION SUMMARY     LOANS          OUTSTANDING          POOL        COUPON         LTV           FICO          DTI
---------------------     -----          -----------          ----        ------         ---           ----          ---
Full                       707       $194,167,014.44        82.94%        6.149%        82.50%          638         41.18%
Stated                     108         36,814,439.34        15.73         6.259         78.89           672         39.86
Easy                         9          3,131,538.99         1.34         6.106         83.58           642         43.77
                           ---       ---------------       ------         -----         -----           ---         -----
TOTAL:                     824       $234,112,992.77       100.00%        6.166%        81.94%          644         41.01%
                           ===       ===============       ======         =====         =====           ===         =====

                                      Top

11. RANGE OF CREDIT SCORES

                                  AGGREGATE
                NUMBER OF         PRINCIPAL        PERCENT OF    WEIGHTED      WEIGHTED      WEIGHTED     WEIGHTED
RANGE OF        MORTGAGE           BALANCE          MORTGAGE      AVERAGE       AVERAGE      AVERAGE       AVERAGE
CREDIT SCORES     LOANS          OUTSTANDING          POOL        COUPON          LTV          FICO          DTI
-------------     -----          -----------          ----        ------          ---          ----          ---
551 - 575            4       $  1,381,100.00         0.59%        6.634%        87.43%         570         40.16%
576 - 600          151         36,210,486.84        15.47         6.602         83.72          590         43.12
601 - 625          168         43,204,415.58        18.45         6.272         81.47          612         42.45
626 - 650          196         59,241,148.39        25.30         6.109         82.00          639         40.57
651 - 675          154         47,035,204.75        20.09         6.064         81.29          661         39.64
676 - 700           83         25,583,414.67        10.93         6.006         81.50          686         40.78
701 - 725           42         12,983,351.61         5.55         5.699         80.46          712         40.75

Fremont Investment                                                  Page 8 of 13

726 - 750           17          5,818,597.01         2.49         5.830         81.94          740         35.20
751 - 775            8          2,190,873.92         0.94         5.818         85.20          766         38.38
776 - 800            1            464,400.00         0.20         6.100         80.00          779         44.25
                   ---       ---------------       ------         -----         -----          ---         -----
TOTAL:             824       $234,112,992.77       100.00%        6.166%        81.94%         644         41.01%
                   ===       ===============       ======         =====         =====          ===         =====

Maximum FICO: 779
Minimum FICO: 563
WA FICO: 644

12. OCCUPANCY

                                          AGGREGATE
                         NUMBER OF        PRINCIPAL        PERCENT OF     WEIGHTED      WEIGHTED      WEIGHTED    WEIGHTED
                         MORTGAGE          BALANCE          MORTGAGE       AVERAGE       AVERAGE      AVERAGE      AVERAGE
OCCUPANCY                  LOANS         OUTSTANDING          POOL         COUPON          LTV          FICO         DTI
---------                  -----         -----------          ----         ------          ---          ----         ---
Owner Occupied             821        $232,733,992.77        99.41%        6.165%        81.95%          643        41.05%
2nd Home                     3           1,379,000.00         0.59         6.213         80.66           684        33.17
                           ---        ---------------       ------         -----         -----           ---        -----
TOTAL:                     824        $234,112,992.77       100.00%        6.166%        81.94%          644        41.01%
                           ===        ===============       ======         =====         =====           ===        =====

13. RANGE OF MORTGAGE RATES

                                    AGGREGATE
                     NUMBER OF      PRINCIPAL        PERCENT OF     WEIGHTED      WEIGHTED     WEIGHTED      WEIGHTED
RANGE OF MORTGAGE    MORTGAGE        BALANCE          MORTGAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
RATES                  LOANS       OUTSTANDING          POOL         COUPON         LTV          FICO           DTI
-----------------      -----       -----------          ----         ------         ---          ----           ---
6.000 or Less           356      $111,153,529.53         47.48%        5.663%       79.58%          652         41.10%
6.001 - 6.500           226        65,349,825.07         27.91         6.278        82.05           646         40.38
6.501 - 7.000           149        37,912,369.50         16.19         6.769        84.67           627         41.73
7.001 - 7.500            54        11,480,062.92          4.90         7.264        88.42           617         41.80
7.501 - 8.000            32         7,266,005.83          3.10         7.701        91.11           618         39.90
8.001 - 8.500             6           856,199.93          0.37         8.114        93.04           603         42.74
8.501 - 9.000             1            94,999.99          0.04         8.850       100.00           623         43.79
                        ---      ---------------       -------        ------       ------           ---        ------
TOTAL:                  824      $234,112,992.77        100.00%        6.166%       81.94%          644         41.01%
                        ===      ===============       =======        ======       ======           ===        ======

Fremont Investment                                                  Page 9 of 13

Maximum Mortgage Rate: 8.850%
Minimum Mortgage Rate: 4.950%
WA Mortgage Rate: 6.166%

14. RANGE OF MAXIMUM MORTGAGE RATES

                                       AGGREGATE
                        NUMBER OF      PRINCIPAL          PERCENT OF     WEIGHTED     WEIGHTED      WEIGHTED      WEIGHTED
RANGE OF MAXIMUM        MORTGAGE        BALANCE            MORTGAGE      AVERAGE      AVERAGE       AVERAGE       AVERAGE
MORTGAGE RATES            LOANS       OUTSTANDING            POOL        COUPON         LTV          FICO           DTI
--------------            -----       -----------            ----         ------        ---          ----           ---
11.001 - 12.000             19      $  6,630,841.50          2.83%       4.989%        76.98%          697         34.94%
12.001 - 13.000            337       104,522,688.03         44.65        5.706         79.75           650         41.50
13.001 - 14.000            375       103,262,194.57         44.11        6.458         83.01           639         40.87
14.001 - 15.000             86        18,746,068.75          8.01        7.433         89.46           617         41.06
15.001 - 16.000              7           951,199.92          0.41        8.188         93.73           605         42.85
                           ---      ---------------        ------        -----         -----           ---         -----
TOTAL:                     824      $234,112,992.77        100.00%       6.166%        81.94%          644         41.01%
                           ===      ===============        ======        =====         =====           ===         =====

Maximum Max Rate: 15.850%
Minimum Max Rate: 11.950%
WA Max Rate: 13.166%

15. RANGE OF MINIMUM MORTGAGE RATES

                                    AGGREGATE
                     NUMBER OF      PRINCIPAL         PERCENT OF     WEIGHTED    WEIGHTED     WEIGHTED      WEIGHTED
RANGE OF MINIMUM     MORTGAGE        BALANCE          MORTGAGE       AVERAGE      AVERAGE     AVERAGE       AVERAGE
MORTGAGE RATES        LOANS        OUTSTANDING          POOL         COUPON        LTV         FICO          DTI
--------------        -----        -----------          ----         ------        ---         ----          ---
4.001 - 5.000            19      $  6,630,841.50          2.83%        4.989%      76.98%       697         34.94%
5.001 - 6.000           337       104,522,688.03         44.65         5.706       79.75        650         41.50
6.001 - 7.000           375       103,262,194.57         44.11         6.458       83.01        639         40.87
7.001 - 8.000            86        18,746,068.75          8.01         7.433       89.46        617         41.06
8.001 - 9.000             7           951,199.92          0.41         8.188       93.73        605         42.85
                        ---      ---------------        ------         -----       -----        ---         -----
TOTAL:                  824      $234,112,992.77        100.00%        6.166%      81.94%       644         41.01%
                        ===      ===============        ======         =====       =====        ===         =====

Fremont Investment                                                 Page 10 of 13

Maximum Min Rate: 8.850%
Minimum Min Rate: 4.950%
WA Min Rate: 6.166%

16. RANGE OF GROSS MARGINS

                                   AGGREGATE
                     NUMBER OF     PRINCIPAL         PERCENT OF     WEIGHTED      WEIGHTED      WEIGHTED      WEIGHTED
RANGE OF GROSS       MORTGAGE       BALANCE           MORTGAGE       AVERAGE      AVERAGE        AVERAGE       AVERAGE
MARGINS               LOANS       OUTSTANDING           POOL         COUPON         LTV            FICO         DTI
--------------        -----       -----------           ----         ------         ---            ----         ---
5.001 - 6.000            20      $  6,942,041.51         2.97%        4.992%       77.11%           695         35.57%
6.001 - 7.000           804       227,170,951.26        97.03         6.202        82.09            642         41.17
                        ---      ---------------       ------         -----        -----            ---         -----
TOTAL:                  824      $234,112,992.77       100.00%        6.166%       81.94%           644         41.01%
                        ===      ===============       ======         =====        =====            ===         =====

Maximum Gross Margin: 6.990%
Minimum Gross Margin: 5.900%
WA Gross Margin: 6.811%

17. NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE
                    NUMBER OF      PRINCIPAL          PERCENT OF     WEIGHTED      WEIGHTED     WEIGHTED      WEIGHTED
NEXT RATE           MORTGAGE        BALANCE            MORTGAGE      AVERAGE       AVERAGE      AVERAGE       AVERAGE
ADJUSTMENT DATE       LOANS       OUTSTANDING            POOL         COUPON         LTV          FICO          DTI
---------------     ---------   ---------------       ----------     -------       -------      --------      --------
2006-08                  1      $    109,156.99          0.05%        7.600%       80.00%          595         29.27%
2006-09                  1           192,099.99          0.08         6.300        85.00           698         32.36
2006-10                  8         2,130,376.01          0.91         6.648        85.32           619         39.52
2006-11                 80        25,086,674.38         10.72         6.195        81.81           645         39.52
2006-12                671       186,803,787.83         79.79         6.181        82.18           643         41.44
2007-11                  2           867,999.98          0.37         5.479        80.00           663         42.95
2007-12                 61        18,922,897.59          8.08         5.940        79.50           653         38.89
                       ---      ---------------        ------         -----        -----           ---         -----
TOTAL:                 824      $234,112,992.77        100.00%        6.166%       81.94%          644         41.01%
                       ===      ===============        ======         =====        =====           ===         =====

Fremont Investment                                                 Page 11 of 13

18. INITIAL PERIODIC RATE CAP

                                 AGGREGATE
INITIAL        NUMBER OF         PRINCIPAL        PERCENT OF     WEIGHTED     WEIGHTED      WEIGHTED      WEIGHTED
PERIODIC        MORTGAGE          BALANCE          MORTGAGE      AVERAGE       AVERAGE       AVERAGE      AVERAGE
RATE CAP         LOANS          OUTSTANDING          POOL         COUPON         LTV          FICO          DTI
--------         -----          -----------          ----         ------         ---          ----          ---
3.000             824         $234,112,992.77      100.00%        6.166%        81.94%         644        41.01%
                  ---         ---------------      ------         -----         -----          ---        -----
TOTAL:            824         $234,112,992.77      100.00%        6.166%        81.94%         644        41.01%
                  ===         ===============      ======         =====         =====          ===        =====

19. SUBSEQUENT PERIODIC RATE CAP

                                     AGGREGATE
                    NUMBER OF        PRINCIPAL        PERCENT OF     WEIGHTED     WEIGHTED       WEIGHTED      WEIGHTED
SUBSEQUENT          MORTGAGE          BALANCE          MORTGAGE      AVERAGE       AVERAGE        AVERAGE       AVERAGE
PERIODIC RATE CAP     LOANS         OUTSTANDING          POOL         COUPON         LTV           FICO           DTI
-----------------     -----         -----------          ----         ------         ---           ----           ---
1.500                  824        $234,112,992.77       100.00%       6.166%        81.94%           644        41.01%
                       ---        ---------------       ------        -----         -----            ---        -----
TOTAL:                 824        $234,112,992.77       100.00%       6.166%        81.94%           644        41.01%
                       ===        ===============       ======        =====         =====            ===        =====

20. PRODUCT TYPE

                                                 AGGREGATE
                                  NUMBER OF      PRINCIPAL        PERCENT OF     WEIGHTED      WEIGHTED      WEIGHTED     WEIGHTED
                                  MORTGAGE        BALANCE          MORTGAGE      AVERAGE       AVERAGE       AVERAGE      AVERAGE
PRODUCT TYPE                        LOANS       OUTSTANDING          POOL         COUPON         LTV           FICO         DTI
------------                        -----       -----------          ----         ------         ---           ----         ---
2/28 Interest Only ARM               761      $214,322,095.20        91.55%        6.188%       82.17%          643        41.19%
3/27 Interest Only ARM                63        19,790,897.57         8.45         5.920        79.53           654        39.07
                                     ---      ---------------       ------         -----        -----           ---        -----
TOTAL:                               824      $234,112,992.77       100.00%        6.166%       81.94%          644        41.01%
                                     ===      ===============       ======         =====        =====           ===        =====

21. INTEREST ONLY PERIOD (MONTHS)

Fremont Investment                                                 Page 12 of 13

                                AGGREGATE
INTEREST ONLY    NUMBER OF      PRINCIPAL         PERCENT OF    WEIGHTED     WEIGHTED        WEIGHTED     WEIGHTED
PERIOD           MORTGAGE        BALANCE          MORTGAGE      AVERAGE       AVERAGE        AVERAGE      AVERAGE
(MONTHS)           LOANS       OUTSTANDING          POOL        COUPON         LTV             FICO         DTI
--------           -----       -----------          ----        ------         ---             ----        -----
24                  761      $214,322,095.20        91.55%       6.188%        82.17%           643        41.19%
36                   63        19,790,897.57         8.45        5.920         79.53            654        39.07
                    ---      ---------------       ------        -----         -----            ---        -----
TOTAL:              824      $234,112,992.77       100.00%       6.166%        81.94%           644        41.01%
                    ===      ===============       ======        =====         =====            ===        =====

22. LIEN POSITION

                                 AGGREGATE
               NUMBER OF         PRINCIPAL       PERCENT OF    WEIGHTED      WEIGHTED       WEIGHTED     WEIGHTED
LIEN           MORTGAGE           BALANCE         MORTGAGE      AVERAGE       AVERAGE       AVERAGE      AVERAGE
POSITION         LOANS          OUTSTANDING        POOL         COUPON         LTV            FICO         DTI
--------         -----          -----------        ----         ------         ---            ----        ----
1                 824        $234,112,992.77      100.00%        6.166%        81.94%          644        41.01%
                  ---        ---------------      ------         -----         -----           ---        -----
TOTAL:            824        $234,112,992.77      100.00%        6.166%        81.94%          644        41.01%
                  ===        ===============      ======         =====         =====           ===        =====

23. ORIGINAL PREPAYMENT PENALTY TERM

                                    AGGREGATE
ORIGINAL            NUMBER OF       PRINCIPAL        PERCENT OF     WEIGHTED     WEIGHTED      WEIGHTED      WEIGHTED
PREPAYMENT          MORTGAGE         BALANCE          MORTGAGE      AVERAGE       AVERAGE       AVERAGE      AVERAGE
PENALTY TERM          LOANS        OUTSTANDING          POOL         COUPON         LTV          FICO          DTI
------------          -----        -----------          ----         ------         ---          ----          ---
No Penalty              82       $ 18,352,262.88          7.84%       6.522%        83.31%          645        39.75%
12                      59         19,147,253.03          8.18        6.312         81.28           647        39.57
24                     624        179,497,658.49         76.67        6.132         82.00           642        41.37
36                      59         17,115,818.37          7.31        5.969         80.59           649        40.19
                       ---       ---------------        ------        -----         -----           ---        -----
TOTAL:                 824       $234,112,992.77        100.00%       6.166%        81.94%          644        41.01%
                       ===       ===============        ======        =====         =====           ===        =====

Non-Zero WA Prepayment Penalty Term: 24

Credit Suisse First Boston

Fremont Investment                                                 Page 13 of 13

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Jan 16, 2005 22:15

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